                                                                               .
                                                                               .
                                                                               .

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008


AS WITH ALL MUTUAL       THE HARTFORD SECTOR FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD GLOBAL COMMUNICATIONS FUND
EXCHANGE COMMISSION     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
HAS NOT APPROVED OR     THE HARTFORD GLOBAL HEALTH FUND
DISAPPROVED THESE       THE HARTFORD GLOBAL TECHNOLOGY FUND
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS

--------------------------------------------------------------------------------



Introduction                   Introduction                                     2
A summary of each              The Hartford Global Communications Fund          3
fund's
goals, principal               The Hartford Global Financial Services Fund      8
strategies,
main risks, performance        The Hartford Global Health Fund                 13
and
expenses                       The Hartford Global Technology Fund             18
Description of other           Investment strategies and investment matters    23
investment strategies          Terms used in this Prospectus                   26
and
investment risks
Investment manager and         Management of the funds                         28
management fee
information
Information on your            About your account                              31
account
                               Choosing a share class                          31
                               How sales charges are calculated                33
                               Sales charge reductions and waivers             34
                               Opening an account                              39
                               Buying shares                                   41
                               Selling shares                                  43
                               Transaction policies                            47
                               Dividends and account policies                  51
                               Additional investor services                    52
Further information on         Financial highlights                            55
the funds
                               Fund code, CUSIP number and symbol              63
                               For more information                            64




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

The Global Health Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Global Health Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a non-diversified fund.

Each fund is a series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each fund is provided by Wellington Management Company LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management Company is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets exist, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the communications sector, including telecommunication services and media. This means that the fund may have greater market fluctuation and price volatility than a fund that is

THE HARTFORD MUTUAL FUNDS                                                      3

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------


less focused. Financial, business and economic factors affecting the communications sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, issuers in this industry may often have close affiliations (e.g., tracking stocks, joint ventures, crossholdings). Therefore, single issuer limits may not insulate against specific company risk.

Fierce competition in many industries of the communications sector may cause companies to significantly reduce the prices of their products, which can reduce the companies' profitability. Should this occur throughout the sector, the value of the fund's investment portfolio could decline substantially. In addition, companies in this sector can suffer significant adverse effects from obsolescence of existing equipment, short product cycles and new market entrants. Such effects could reduce such companies' profitability and the market value of their securities. Finally, companies in this sector, particularly telephone operating companies, are often subject to government regulation of rates of return and services that can be offered. Overall, the fund's returns may be more volatile than those of a fund that is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.




4                                                      THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -36.53%   -30.99%   54.81%    23.43%    14.46%    22.23%    22.87%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.42% (4th quarter, 2002) and the lowest quarterly return was -22.78% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                      5

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                       1 YEAR    5 YEARS    (SINCE 10/31/00)
  Class A Return Before Taxes                          16.12%     25.41%          0.88%
  Class A Return After Taxes on Distributions          15.30%     24.91%          0.59%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                  11.50%     22.52%          0.63%
  Class B Return Before Taxes                          17.04%     25.81%          0.98%
  Class C Return Before Taxes                          21.07%     25.91%          0.95%
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                    5.49%     12.82%          2.11%
  MSCI AC (All Country) World Telecommunication
  Services Index (reflects no deduction for fees,
  expenses or taxes)                                   28.43%     20.13%          4.57%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI AC (All Country) World Telecommunication Services Index is a free float-adjusted market capitalization index which measures the performance of companies within the telecommunications sector across both developed and emerging market countries. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.


6                                                      THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD GLOBAL COMMUNICATIONS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          0.90%         0.90%        0.90%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.43%         0.55%        0.41%
  Total annual operating expenses                          1.58%         2.45%        2.31%
  Less: Contractual expense reimbursement(4)                None         0.15%         None
  Net annual operating expenses(4)                         1.58%         2.30%        2.31%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  702     $  733     $  334
  Year 3                                                       $1,021     $1,018     $  721
  Year 5                                                       $1,363     $1,430     $1,235
  Year 10                                                      $2,325     $2,455     $2,646


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  702     $  233     $  234
  Year 3                                                       $1,021     $  718     $  721
  Year 5                                                       $1,363     $1,230     $1,235
  Year 10                                                      $2,325     $2,455     $2,646




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,

  -  market expectations of future earnings are too low,

  - market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities

8                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of small- or mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

The fund's investments are focused in the industries comprising the financial services sector, including banks, diversified financials, and insurance. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors affecting the financial services sector are likely to have a substantial impact on the fund. Because market conditions, interest rates, economic, regulatory and financial developments are likely to have similar effects on many companies in the sector, they are likely to have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Each industry of the financial services sector is subject to extensive government regulation which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change as existing distinctions among financial service industries diminish. For example, recent mergers have combined insurance, finance and securities brokerage under single ownership. Likewise, some primarily retail companies have expanded into the securities brokerage and insurance industries.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                      9

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -6.50%    -19.37%   29.93%    11.39%     9.56%    19.77%    -8.46%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 17.12% (2nd quarter, 2003) and the lowest quarterly return was -20.61% (3rd quarter, 2002).



10                                                     THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                           LIFE OF FUND
                                                      1 YEAR   5 YEARS   (SINCE 10/31/00)
  Class A Return Before Taxes                        -13.49%    10.43%         3.90%
  Class A Return After Taxes on Distributions        -15.60%     9.45%         3.23%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                 -6.68%     8.90%         3.21%
  Class B Return Before Taxes                        -13.04%    10.65%         4.00%
  Class C Return Before Taxes                         -9.96%    10.85%         3.96%
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                   5.49%    12.82%         2.11%
  MSCI Finance ex Real Estate Index (reflects no
  deduction for fees, expenses or taxes)              -8.55%    15.50%         5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The MSCI Finance ex Real Estate Index includes only companies in both the MSCI Developed Index and in the Banks, Diversified Financials or Insurance industry groups. The constituents of this index will represent 85% of the market capitalization of all companies in these specific countries and industry groups. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                     THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)    5.00%       1.00%
  Exchange fees                                              None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.90%       0.90%       0.90%
  Distribution and service (12b-1) fees                     0.25%(2)    1.00%       1.00%
  Other expenses(3)                                         0.42%       0.80%       0.53%
  Total annual operating expenses                           1.57%       2.70%       2.43%
  Less: Contractual expense reimbursement(4)                 None       0.61%       0.08%
  Net annual operating expenses(4)                          1.57%       2.09%       2.35%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares, and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  701      $  712      $  338
  Year 3                                                     $1,018      $  955      $  733
  Year 5                                                     $1,358      $1,324      $1,255
  Year 10                                                    $2,315      $2,288      $2,686


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  701      $  212      $  238
  Year 3                                                     $1,018      $  655      $  733
  Year 5                                                     $1,358      $1,124      $1,255
  Year 10                                                    $2,315      $2,288      $2,686




12                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.





THE HARTFORD MUTUAL FUNDS                                                     13

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment. The fund's investments are focused in the industries comprising the health care sector, including pharmaceuticals, medical products and health services. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Health care products and services are generally subject to government regulation, and changes in laws or regulations could adversely impact the market value of securities and the fund's overall performance. Government regulation could have a significant, adverse impact on the price and availability of a company's products and services. Lawsuits and regulatory proceedings which may be brought against the issuers of securities could also adversely impact the market value of securities and the fund's overall performance. Companies in which the fund may invest can be significantly affected by, among other things, patent considerations, intense competition and rapid technological change and obsolescence.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




14                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        1.47%    -17.62%   31.12%    11.85%    11.88%    10.24%     5.60%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.15% (2nd quarter, 2003) and the lowest quarterly return was -14.88% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     15

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                              LIFE OF FUND
                                                     1 YEAR     5 YEARS     (SINCE 05/01/00)
  Class A Return Before Taxes                        -0.21%      12.53%          11.02%
  Class A Return After Taxes on Distributions        -1.65%      11.53%           9.96%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                 0.88%      10.64%           9.25%
  Class B Return Before Taxes                        -0.13%      12.72%          11.00%
  Class C Return Before Taxes                         3.85%      12.99%          11.03%
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                  5.49%      12.82%           1.84%(1)
  S&P GSSI Health Care Index (reflects no
  deduction for fees, expenses or taxes)              8.24%      10.87%           5.50%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSSI Health Care Index (formerly known as the Goldman Sachs Health Care Index) is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


16                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL HEALTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)    5.00%       1.00%
  Exchange fees                                              None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.88%       0.88%       0.88%
  Distribution and service (12b-1) fees                     0.25%(2)    1.00%       1.00%
  Other expenses(3)                                         0.26%       0.41%       0.26%
  Total annual operating expenses                           1.39%       2.29%       2.14%
  Less: Contractual expense reimbursement(4)                 None       0.05%        None
  Net annual operating expenses(4)                          1.39%       2.24%       2.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  684      $  727      $  317
  Year 3                                                     $  966      $1,000      $  670
  Year 5                                                     $1,269      $1,400      $1,149
  Year 10                                                    $2,127      $2,361      $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  684      $  227      $  217
  Year 3                                                     $  966      $  700      $  670
  Year 5                                                     $1,269      $1,200      $1,149
  Year 10                                                    $2,127      $2,361      $2,472




THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

  - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.





18                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment. The fund's investments are focused in the industries comprising the technology sector, including computers and computer equipment, software and computer services, electronics, and communication equipment. This means that the fund may have greater market fluctuation and price volatility than a fund that is less focused. Financial, business and economic factors may have a greater impact on a fund of this kind than on a broadly diversified fund. Similarly, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, it is subject to greater financial risk than a fund that maintains a more broadly diversified portfolio.

Competition in the sector may cause technology companies to cut prices significantly, which can adversely affect the profitability of companies that make up the fund's portfolio. In addition, because of rapid technological developments, products or services which are offered by technology companies may become obsolete or may be produced for a relatively short time, which could adversely affect the price of the issuers' securities. This means that the fund's returns may be more volatile than the returns of a fund which is not subject to these risk factors.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     19

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -22.63%   -38.45%   60.13%     0.21%    10.56%     9.93%    13.12%


        2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 40.52% (4th quarter, 2001) and the lowest quarterly return was -38.41% (3rd quarter, 2001).



20                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                               LIFE OF FUND
                                                      1 YEAR     5 YEARS     (SINCE 05/01/00)
  Class A Return Before Taxes                          6.90%      15.82%          -5.98%
  Class A Return After Taxes on Distributions          6.90%      15.83%          -6.03%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                  4.48%      13.96%          -4.94%
  Class B Return Before Taxes                          7.34%      16.08%          -5.97%
  Class C Return Before Taxes                         11.01%      16.19%          -6.03%
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                   5.49%      12.82%           1.84%(1)
  S&P GSTI Technology Index (reflects no deduction
  for fees, expenses or taxes)                        16.95%      15.59%          -8.22%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The S&P GSTI Technology Index (formerly known as the Goldman Sachs Technology Composite Index) is a modified capitalization-weighted index based on United States-headquartered technology companies. Stocks in the index are weighted such that each stock is no more than 8.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels. You cannot invest directly in an index.

(1) Return is from 4/30/2000 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     21

                                             THE HARTFORD GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)    5.00%       1.00%
  Exchange fees                                              None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.90%       0.90%       0.90%
  Distribution and service (12b-1) fees                     0.25%(2)    1.00%       1.00%
  Other expenses(3)                                         0.62%       0.82%       0.53%
  Total annual operating expenses                           1.77%       2.72%       2.43%
  Less: Contractual expense reimbursement(4)                0.31%       0.70%       0.12%
  Net annual operating expenses(4)                          1.46%       2.02%       2.31%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one- year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  690      $  705      $  334
  Year 3                                                     $  986      $  934      $  721
  Year 5                                                     $1,304      $1,288      $1,235
  Year 10                                                    $2,200      $2,204      $2,646


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  690      $  205      $  234
  Year 3                                                     $  986      $  634      $  721
  Year 5                                                     $1,304      $1,088      $1,235
  Year 10                                                    $2,200      $2,204      $2,646




22                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy.


THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Global Communications Fund may invest in emerging markets as part of its principal investment strategy. All other funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

The Funds may invest in securities of small capitalization companies as part of their principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been

24                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its

THE HARTFORD MUTUAL FUNDS                                                     25

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction
Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Global Technology Fund may have a relatively high portfolio turnover.

The other funds may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Global Communications Fund, Global Financial Services Fund, Global Health Fund and Global Technology Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate

26                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month each fund's largest ten holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


28                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL HEALTH FUND AND GLOBAL TECHNOLOGY FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.90%
Next $500 million                       0.85%
Amount Over $1 billion                  0.80%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Global Communications
  Fund                                 0.90%
The Hartford Global Financial
  Services Fund                        0.90%
The Hartford Global Health Fund        0.88%
The Hartford Global Technology
  Fund                                 0.90%


A discussion regarding the basis for the Board of Director's approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GLOBAL COMMUNICATIONS FUND Archana Basi, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Ms. Basi joined the firm as an investment professional in 2001.

GLOBAL FINANCIAL SERVICES FUND Mark T. Lynch, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has served as portfolio manager for the fund since 2006; prior to that, Mr. Lynch was a member of a team of global industry analysts who had managed the fund since its inception in 2000. Mr. Lynch joined Wellington Management as an investment professional in 1994.

GLOBAL HEALTH FUND This fund has been managed by a team of global industry analysts that specialize in the health care sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the healthcare industry are made collectively by the team.

Joseph H. Schwartz, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the medical technology sector. Mr. Schwartz joined Wellington Management as an investment professional in 1983. Effective June 30, 2008, Joseph H. Schwartz will no longer be involved in portfolio management of the fund.

Jean M. Hynes, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the pharmaceutical and biotechnology sectors. Ms. Hynes joined Wellington Management in 1991 and has been an investment professional since 1993.

Ann C. Gallo, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the healthcare services

THE HARTFORD MUTUAL FUNDS                                                     29

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


sector. Ms. Gallo joined Wellington Management as an investment professional in 1998.

Kirk J. Mayer, CFA, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the imaging, genomics and biotechnology sectors. Mr. Mayer joined Wellington Management as an investment professional in 1998.

Robert L. Deresiewicz, Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2004 focused primarily on the biotechnology sector and for clients of the firm for at least the past five years. Mr. Deresiewicz joined Wellington Management as an investment professional in 2000.

GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

Scott E. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the software and internet sectors. Mr. Simpson joined Wellington Management as an investment professional in 1995.

John F. Averill, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the communications equipment and components sectors. Mr. Averill joined Wellington Management as an investment professional in 1994.

Eric Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the semiconductor and computer hardware sectors. Mr. Stromquist joined Wellington Management as an investment professional in 1989.

Bruce L. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the business information technology and computer services sectors. Mr. Glazer joined Wellington Management as an investment professional in 1997.

Anita M. Killian, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors. Ms. Killian joined Wellington Management as an investment professional in 2000.




30                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously

THE HARTFORD MUTUAL FUNDS                                                     31

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offered and sold by selected broker-dealers who have selling agreements with
HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

The Company, on behalf of its funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been

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met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                     33

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For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are

34                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     35

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   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans

36                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for

THE HARTFORD MUTUAL FUNDS                                                     37

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  purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary.

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For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this

THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




40                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     41

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.





                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




42                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     43

BY LETTER
               In certain circumstances, you will need to make your request to sell
  [LETTER      shares in writing. Requirements for the written requests are shown
  GRAPHIC]     below. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. Overnight delivery may be requested for a nominal fee.
               - Write a letter of instruction or complete a power of attorney indicating:
                 - Fund name
                 - Account number
                 - Share class
                 - The name(s) in which the account is registered
                 - Date of birth
                 - Residential address
                 - Social Security number
                 - Dollar value or the number of shares you wish to sell
               - Include all authorized signatures and any additional documents that may be required (see below).
               - Obtain a Medallion signature guarantee if*:
                 - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
                 - You are selling more than $50,000 worth of shares
                 - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
               - Mail the materials to the address below or to your plan
                 administrator
               * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




44                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     45

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




46                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

48                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual

THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------


shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

50                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien

THE HARTFORD MUTUAL FUNDS                                                     51

TRANSACTION POLICIES
--------------------------------------------------------------------------------


and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.


52                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




THE HARTFORD MUTUAL FUNDS                                                     53

                    [This page is intentionally  left blank]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
  For the Year Ended October 31, 2007
  Class A.........    $ 8.05     $ 0.02       $--        $3.07        $3.09      $(0.13)       $(0.02)         $--
  Class B.........      7.81      (0.04)       --         2.97         2.93       (0.11)        (0.02)          --
  Class C.........      7.80      (0.01)       --         2.93         2.92       (0.11)        (0.02)          --
  For the Year Ended October 31, 2006
  Class A.........      7.12       0.15        --         0.88         1.03       (0.10)           --           --
  Class B.........      6.92       0.09        --         0.87         0.96       (0.07)           --           --
  Class C.........      6.91       0.06        --         0.88         0.94       (0.05)           --           --
  For the Year Ended October 31, 2005
  Class A.........      5.48       0.09        --         1.60         1.69       (0.05)           --           --
  Class B.........      5.34       0.05        --         1.55         1.60       (0.02)           --           --
  Class C.........      5.33       0.05        --         1.55         1.60       (0.02)           --           --
  For the Year Ended October 31, 2004(f)
  Class A.........      4.67       0.06        --         0.75         0.81          --            --           --
  Class B.........      4.58       0.02        --         0.74         0.76          --            --           --
  Class C.........      4.57       0.02        --         0.74         0.76          --            --           --
  For the Year Ended October 31, 2003
  Class A.........      3.24      (0.01)       --         1.44         1.43          --            --           --
  Class B.........      3.19      (0.03)       --         1.42         1.39          --            --           --
  Class C.........      3.19      (0.03)       --         1.41         1.38          --            --           --
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
  For the Year Ended October 31, 2007
  Class A.........     14.01       0.17        --         0.94         1.11       (0.11)        (0.85)          --
  Class B.........     13.74       0.10        --         0.90         1.00       (0.02)        (0.85)          --
  Class C.........     13.73       0.07        --         0.91         0.98       (0.04)        (0.85)          --
  For the Year Ended October 31, 2006
  Class A.........     11.60       0.12        --         2.40         2.52       (0.11)           --           --
  Class B.........     11.39       0.08        --         2.31         2.39       (0.04)           --           --
  Class C.........     11.39       0.05        --         2.32         2.37       (0.03)           --           --
  For the Year Ended October 31, 2005
  Class A.........     10.44       0.11        --         1.18         1.29       (0.13)           --           --
  Class B.........     10.26       0.01        --         1.18         1.19       (0.06)           --           --
  Class C.........     10.26       0.02        --         1.17         1.19       (0.06)           --           --
  For the Year Ended October 31, 2004(f)
  Class A.........      9.71       0.12        --         0.69         0.81       (0.08)           --           --
  Class B.........      9.55       0.05        --         0.69         0.74       (0.03)           --           --
  Class C.........      9.55       0.05        --         0.69         0.74       (0.03)           --           --
  For the Year Ended October 31, 2003
  Class A.........      8.03       0.07        --         1.65         1.72       (0.04)           --           --
  Class B.........      7.92       0.02        --         1.61         1.63          --            --           --
  Class C.........      7.92       0.02        --         1.61         1.63          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD GLOBAL COMMUNICATIONS FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.15)       $2.94      $10.99
  Class B.........       (0.13)        2.80       10.61
  Class C.........       (0.13)        2.79       10.59
  For the Year Ended October 31, 2006
  Class A.........       (0.10)        0.93        8.05
  Class B.........       (0.07)        0.89        7.81
  Class C.........       (0.05)        0.89        7.80
  For the Year Ended October 31, 2005
  Class A.........       (0.05)        1.64        7.12
  Class B.........       (0.02)        1.58        6.92
  Class C.........       (0.02)        1.58        6.91
  For the Year Ended October 31, 2004(f)
  Class A.........          --         0.81        5.48
  Class B.........          --         0.76        5.34
  Class C.........          --         0.76        5.33
  For the Year Ended October 31, 2003
  Class A.........          --         1.43        4.67
  Class B.........          --         1.39        4.58
  Class C.........          --         1.38        4.57
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
  For the Year Ended October 31, 2007
  Class A.........       (0.96)        0.15       14.16
  Class B.........       (0.87)        0.13       13.87
  Class C.........       (0.89)        0.09       13.82
  For the Year Ended October 31, 2006
  Class A.........       (0.11)        2.41       14.01
  Class B.........       (0.04)        2.35       13.74
  Class C.........       (0.03)        2.34       13.73
  For the Year Ended October 31, 2005
  Class A.........       (0.13)        1.16       11.60
  Class B.........       (0.06)        1.13       11.39
  Class C.........       (0.06)        1.13       11.39
  For the Year Ended October 31, 2004(f)
  Class A.........       (0.08)        0.73       10.44
  Class B.........       (0.03)        0.71       10.26
  Class C.........       (0.03)        0.71       10.26
  For the Year Ended October 31, 2003
  Class A.........       (0.04)        1.68        9.71
  Class B.........          --         1.63        9.55
  Class C.........          --         1.63        9.55




56                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         39.03%(e)     $29,950        1.61%           1.60%           1.60%          0.30%      102%
         38.02(e)        6,161        2.49            2.30            2.30          (0.40)       --
         37.97(e)       11,019        2.34            2.34            2.34          (0.47)       --

         14.60          17,091        1.89            1.15            1.15           1.83       104
         13.93           4,124        2.87            1.78            1.78           1.18        --
         13.74           5,321        2.74            1.90            1.90           1.01        --

         31.01          15,986        2.01            1.51            1.51           1.75        45
         29.92           2,815        3.22            2.26            2.26           1.02        --
         29.97           2,765        2.94            2.25            2.25           1.08        --

         17.34           8,929        1.93            1.65            1.65           1.08        85
         16.59           1,482        3.32            2.35            2.35           0.37        --
         16.63           1,306        2.97            2.35            2.35           0.43        --

         44.14           6,419        1.95            1.65            1.65          (0.08)      100
         43.57           1,555        2.68            2.35            2.35          (0.79)       --
         43.26           1,305        2.55            2.35            2.35          (0.77)       --


          8.42(e)       24,420        1.61            1.60            1.60           1.31       104
          7.75(e)        3,803        2.62            2.22            2.22           0.70        --
          7.57(e)        5,164        2.43            2.35            2.35           0.58        --

         21.87          21,369        1.80            1.15            1.15           1.11        52
         21.06           3,828        2.81            1.78            1.78           0.49        --
         20.88           4,082        2.65            1.90            1.90           0.35        --

         12.39          13,958        1.88            1.51            1.51           0.91        33
         11.58           3,147        2.91            2.28            2.28           0.15        --
         11.58           2,769        2.77            2.27            2.27           0.16        --

          8.42          12,910        1.78            1.65            1.65           1.17        85
          7.71           3,043        2.80            2.35            2.35           0.44        --
          7.71           2,459        2.68            2.35            2.35           0.44        --

         21.48          12,652        1.90            1.65            1.65           0.93        93
         20.58           3,681        2.62            2.35            2.35           0.22        --
         20.58           3,197        2.50            2.35            2.35           0.23        --




THE HARTFORD MUTUAL FUNDS                                                     57

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class A.........    $17.84     $(0.04)      $--        $ 1.73      $ 1.69        $--         $(0.68)         $--
  Class B.........     16.92      (0.20)       --          1.63        1.43         --          (0.68)          --
  Class C.........     16.93      (0.15)       --          1.61        1.46         --          (0.68)          --
  For the Year Ended October 31, 2006
  Class A.........     16.50      (0.07)       --          2.41        2.34         --          (1.00)          --
  Class B.........     15.81      (0.20)       --          2.31        2.11         --          (1.00)          --
  Class C.........     15.81      (0.18)       --          2.30        2.12         --          (1.00)          --
  For the Year Ended October 31, 2005
  Class A.........     15.00      (0.08)       --          2.35        2.27         --          (0.77)          --
  Class B.........     14.50      (0.20)       --          2.28        2.08         --          (0.77)          --
  Class C.........     14.51      (0.19)       --          2.26        2.07         --          (0.77)          --
  For the Year Ended October 31, 2004
  Class A.........     13.80      (0.10)       --          1.36        1.26         --          (0.06)          --
  Class B.........     13.43      (0.20)       --          1.33        1.13         --          (0.06)          --
  Class C.........     13.44      (0.20)       --          1.33        1.13         --          (0.06)          --
  For the Year Ended October 31, 2003
  Class A.........     11.42      (0.07)       --          2.75        2.68         --          (0.30)          --
  Class B.........     11.20      (0.15)       --          2.68        2.53         --          (0.30)          --
  Class C.........     11.21      (0.15)       --          2.68        2.53         --          (0.30)          --
THE HARTFORD GLOBAL TECHNOLOGY FUND
  For the Year Ended October 31, 2007
  Class A.........      5.67      (0.05)       --          1.61        1.56         --             --           --
  Class B.........      5.41      (0.09)       --          1.53        1.44         --             --           --
  Class C.........      5.40      (0.10)       --          1.52        1.42         --             --           --
  For the Year Ended October 31, 2006
  Class A.........      4.97      (0.04)       --          0.74        0.70         --             --           --
  Class B.........      4.77      (0.08)       --          0.72        0.64         --             --           --
  Class C.........      4.77      (0.09)       --          0.72        0.63         --             --           --
  For the Year Ended October 31, 2005
  Class A.........      4.42         --        --          0.55        0.55         --             --           --
  Class B.........      4.28      (0.04)       --          0.53        0.49         --             --           --
  Class C.........      4.28      (0.04)       --          0.53        0.49         --             --           --
  For the Year Ended October 31, 2004
  Class A.........      4.68      (0.07)       --         (0.19)      (0.26)        --             --           --
  Class B.........      4.56      (0.10)       --         (0.18)      (0.28)        --             --           --
  Class C.........      4.56      (0.11)       --         (0.17)      (0.28)        --             --           --
  For the Year Ended October 31, 2003
  Class A.........      2.98      (0.04)       --          1.74        1.70         --             --           --
  Class B.........      2.92      (0.06)       --          1.70        1.64         --             --           --
  Class C.........      2.92      (0.06)       --          1.70        1.64         --             --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD GLOBAL HEALTH FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.68)      $ 1.01      $18.85
  Class B.........       (0.68)        0.75       17.67
  Class C.........       (0.68)        0.78       17.71
  For the Year Ended October 31, 2006
  Class A.........       (1.00)        1.34       17.84
  Class B.........       (1.00)        1.11       16.92
  Class C.........       (1.00)        1.12       16.93
  For the Year Ended October 31, 2005
  Class A.........       (0.77)        1.50       16.50
  Class B.........       (0.77)        1.31       15.81
  Class C.........       (0.77)        1.30       15.81
  For the Year Ended October 31, 2004
  Class A.........       (0.06)        1.20       15.00
  Class B.........       (0.06)        1.07       14.50
  Class C.........       (0.06)        1.07       14.51
  For the Year Ended October 31, 2003
  Class A.........       (0.30)        2.38       13.80
  Class B.........       (0.30)        2.23       13.43
  Class C.........       (0.30)        2.23       13.44
THE HARTFORD GLOBAL TECHNOLOGY FUND
  For the Year Ended October 31, 2007
  Class A.........          --         1.56        7.23
  Class B.........          --         1.44        6.85
  Class C.........          --         1.42        6.82
  For the Year Ended October 31, 2006
  Class A.........          --         0.70        5.67
  Class B.........          --         0.64        5.41
  Class C.........          --         0.63        5.40
  For the Year Ended October 31, 2005
  Class A.........          --         0.55        4.97
  Class B.........          --         0.49        4.77
  Class C.........          --         0.49        4.77
  For the Year Ended October 31, 2004
  Class A.........          --        (0.26)       4.42
  Class B.........          --        (0.28)       4.28
  Class C.........          --        (0.28)       4.28
  For the Year Ended October 31, 2003
  Class A.........          --         1.70        4.68
  Class B.........          --         1.64        4.56
  Class C.........          --         1.64        4.56




58                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          9.96%(e)    $509,341        1.41%           1.41%           1.41%         (0.25)%      41%
          8.92(e)       82,932        2.30            2.29            2.29          (1.15)       --
          9.11(e)      137,101        2.15            2.15            2.15          (0.99)       --

         14.96         370,285        1.61            1.60            1.60          (0.53)       30
         14.10          80,574        2.45            2.32            2.32          (1.27)       --
         14.17          97,956        2.31            2.31            2.31          (1.25)       --

         15.67         209,835        1.71            1.60            1.60          (0.55)       50
         14.86          71,204        2.52            2.35            2.35          (1.30)       --
         14.78          72,546        2.36            2.35            2.35          (1.30)       --

          9.21         170,672        1.81            1.65            1.65          (0.68)       41
          8.49          66,035        2.55            2.35            2.35          (1.38)       --
          8.49          61,390        2.37            2.35            2.35          (1.38)       --

         24.02         126,630        1.76            1.65            1.65          (0.62)       37
         23.13          56,378        2.49            2.35            2.35          (1.31)       --
         23.11          51,606        2.36            2.35            2.35          (1.31)       --


         27.51(e)       46,765        1.84            1.44            1.44          (0.87)      146
         26.62(e)       14,552        2.74            2.05            2.05          (1.47)       --
         26.30(e)       15,462        2.47            2.31            2.31          (1.75)       --

         14.08          33,424        2.10            1.36            1.36          (0.78)      144
         13.42          12,729        2.96            1.99            1.99          (1.41)       --
         13.21          11,521        2.71            2.24            2.24          (1.67)       --

         12.44          27,620        2.22            1.60            1.60             --       132
         11.45          12,409        3.05            2.35            2.35          (0.79)       --
         11.45          10,712        2.75            2.35            2.35          (0.65)       --

         (5.56)         31,418        2.14            1.65            1.65          (1.37)      165
         (6.14)         12,978        2.96            2.35            2.35          (2.07)       --
         (6.14)         13,891        2.62            2.35            2.35          (2.07)       --

         57.05          32,388        1.77            1.65            1.65          (1.28)      163
         56.16          13,991        2.50            2.35            2.35          (1.98)       --
         56.16          16,513        2.37            2.35            2.35          (1.99)       --




THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

--------

(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 61 for impact on ratios)
(e) Total return without the inclusion of Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 62.
(f) Per share amounts have been calculated using average shares outstanding method.


60                                                     THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
GLOBAL COMMUNICATIONS FUND
Class A Shares                                  1.60%               1.11%               1.49%
Class B Shares                                  2.30%               1.73%               2.24%
Class C Shares                                  2.34%               1.85%               2.23%
GLOBAL FINANCIAL SERVICES FUND
Class A Shares                                  1.60%               1.14%               1.48%
Class B Shares                                  2.22%               1.77%               2.25%
Class C Shares                                  2.35%               1.90%               2.25%
GLOBAL HEALTH FUND
Class A Shares                                  1.40%               1.60%               1.58%
Class B Shares                                  2.29%               2.31%               2.33%
Class C Shares                                  2.14%               2.31%               2.33%
GLOBAL TECHNOLOGY FUND
Class A Shares                                  1.43%               1.32%               1.53%
Class B Shares                                  2.03%               1.96%               2.28%
Class C Shares                                  2.30%               2.21%               2.28%




THE HARTFORD MUTUAL FUNDS                                                     61

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                             IMPACT FROM
                                                             PAYMENT FROM       TOTAL RETURN
                                                          AFFILIATE FOR SEC  EXCLUDING PAYMENTS
                                                            SETTLEMENT FOR   FROM AFFILIATE FOR
FUND                                                        THE YEAR ENDED     THE YEAR ENDED
----                                                       OCTOBER 31, 2007   OCTOBER 31, 2007
                                                          -------------------------------------
Global Communications Fund Class A                               0.02%              39.00%
Global Communications Fund Class B                               0.02%              37.99%
Global Communications Fund Class C                               0.02%              37.94%
Global Financial Services Fund Class A                           0.02%               8.40%
Global Financial Services Fund Class B                           0.02%               7.73%
Global Financial Services Fund Class C                           0.02%               7.55%
Global Health Fund Class A                                       0.01%               9.94%
Global Health Fund Class B                                       0.01%               8.90%
Global Health Fund Class C                                       0.01%               9.09%
Global Technology Fund Class A                                   0.04%              27.46%
Global Technology Fund Class B                                   0.04%              26.57%
Global Technology Fund Class C                                   0.04%              26.25%




62                                                     THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Global Communications Fund    A         1224    416645356    HGCAX
The Hartford Global Communications Fund    B         1225    416645349    HGCBX
The Hartford Global Communications Fund    C         1226    416645331    HGCCX
The Hartford Global Financial Services
  Fund                                     A         1220    416645315    HGFAX
The Hartford Global Financial Services
  Fund                                     B         1221    416645299    HGFBX
The Hartford Global Financial Services
  Fund                                     C         1222    416645281    HGFCX
The Hartford Global Health Fund            A         1610    416645398    HGHAX
The Hartford Global Health Fund            B         1611    416645380    HGHBX
The Hartford Global Health Fund            C         1612    416645372    HGHCX
The Hartford Global Technology Fund        A         1606    416645448    HGTAX
The Hartford Global Technology Fund        B         1607    416645430    HGTBX
The Hartford Global Technology Fund        C         1608    416645422    HGTCX




THE HARTFORD MUTUAL FUNDS                                                     63

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       MARCH 1, 2008

                        THE HARTFORD GLOBAL AND INTERNATIONAL FUNDS


AS WITH ALL MUTUAL      THE HARTFORD GLOBAL EQUITY FUND
FUNDS, THE              THE HARTFORD GLOBAL GROWTH FUND
SECURITIES AND          (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
EXCHANGE COMMISSION     THE HARTFORD INTERNATIONAL GROWTH FUND
HAS NOT APPROVED OR     (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL
DISAPPROVED THESE       APPRECIATION FUND)
SECURITIES OR PASSED    THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
UPON THE ADEQUACY OF    THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         2
A summary of each           The Hartford Global Equity Fund
fund's                                                                           3
goals, principal            The Hartford Global Growth Fund (formerly
strategies,
main risks,                 The Hartford Global Leaders Fund)
performance and                                                                  5
expenses                    The Hartford International Growth Fund (formerly
                            The Hartford International Capital Appreciation
                            Fund)                                                9
                            The Hartford International Opportunities Fund       13
                            The Hartford International Small Company Fund       17
Description of other        Investment strategies and investment matters        21
investment                  Terms used in this Prospectus
strategies and                                                                  24
investment risks
Investment manager          Management of the funds
and management fee                                                              26
information
Information on your         About your account
account                                                                         29
                            Choosing a share class                              29
                            How sales charges are calculated                    31
                            Sales charge reductions and waivers                 32
                            Opening an account                                  37
                            Buying shares                                       39
                            Selling shares                                      41
                            Transaction policies                                44
                            Dividends and account policies                      48
                            Additional investor services                        49
Further information         Financial highlights
on                                                                              51
the funds                   Fund code, CUSIP number and symbol                  59
                            For more information                                60




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the International Small Company Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Global Equity Fund, International Growth Fund, and International Small Company Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

Each fund is a series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each fund is provided by Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Because the fund invests in small, medium, and large companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Stocks of small or mid-size companies may be more risky than stocks of large companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. If the fund invests in countries or regions that experience economic downturns, performance could suffer.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful use of fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                      3

                                                 THE HARTFORD GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold Class A, B or C shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          0.95%         0.95%        0.95%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.45%         0.45%        0.45%
  Total annual operating expenses(4)                       1.65%         2.40%        2.40%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.65%, 2.40% and 2.40%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  709     $  743      $343
  Year 3                                                       $1,042     $1,048      $748


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  709      $243       $243
  Year 3                                                       $1,042      $748       $748




4                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                      5

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       47.68%    -7.26%    -17.33%   -20.50%   34.86%    18.32%     1.73%    13.17%    24.25%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 31.85% (4th quarter, 1999) and the lowest quarterly return was -20.06% (3rd quarter, 2002).



6                                                      THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)



                                                                               LIFE OF FUND
                                                      1 YEAR     5 YEARS     (SINCE 09/30/98)
  Class A Return Before Taxes                         17.42%      16.61%          10.55%
  Class A Return After Taxes on Distributions         14.87%      15.79%           9.90%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                 13.38%      14.40%           9.10%
  Class B Return Before Taxes                         18.34%      16.85%          10.41%
  Class C Return Before Taxes                         22.39%      17.13%          10.47%
  Morgan Stanley Capital International World Growth
  Index (reflects no deduction for fees, expenses
  or taxes)                                           15.12%      15.83%           5.68%


INDEX: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      7

                                                 THE HARTFORD GLOBAL GROWTH FUND
                                     (FORMERLY THE HARTFORD GLOBAL LEADERS FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)    5.00%       1.00%
  Exchange fees                                              None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.82%       0.82%       0.82%
  Distribution and service (12b-1) fees                     0.25%(2)    1.00%       1.00%
  Other expenses(3)                                         0.37%       0.54%       0.31%
  Total annual operating expenses                           1.44%       2.36%       2.13%
  Less: Contractual expense reimbursement(4)                 None       0.30%        None
  Net annual operating expenses(4)                          1.44%       2.06%       2.13%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.48%, 2.23% and 2.23%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE.    These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  689      $  709      $  316
  Year 3                                                     $  980      $  946      $  667
  Year 5                                                     $1,294      $1,308      $1,144
  Year 10                                                    $2,179      $2,231      $2,462


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  689      $  209      $  216
  Year 3                                                     $  980      $  646      $  667
  Year 5                                                     $1,294      $1,108      $1,144
  Year 10                                                    $2,179      $2,231      $2,462




8                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated. An investment in the fund entails substantial market risk.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails significant financial risk related to such companies.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.





THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -18.76%   49.00%    23.31%     5.63%    22.79%    22.38%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 25.04% (2nd quarter, 2003) and the lowest quarterly return was -21.90% (3rd quarter, 2002).



10                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                             15.65%    22.46%        10.10%
  Class A Return After Taxes on Distributions             11.60%    20.86%         9.02%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                          11.54%    19.19%         8.34%
  Class B Return Before Taxes                             16.32%    22.75%        10.23%
  Class C Return Before Taxes                             20.48%    22.94%        10.24%
  MSCI EAFE Growth Index (reflects no deduction for
  fees, expenses or taxes)                                16.84%    20.25%         9.17%


INDEX: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index ("MSCI EAFE Growth Index") is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                          THE HARTFORD INTERNATIONAL GROWTH FUND
                 (FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.90%        0.90%        0.90%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.30%        0.43%        0.28%
  Total annual operating expenses                           1.45%        2.33%        2.18%
  Less: Contractual expense reimbursement(4)                 None        0.03%         None
  Net annual operating expenses(4)                          1.45%        2.30%        2.18%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  733     $  321
  Year 3                                                       $  983     $1,018     $  682
  Year 5                                                       $1,299     $1,430     $1,170
  Year 10                                                      $2,190     $2,423     $2,513


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  233     $  221
  Year 3                                                       $  983     $  718     $  682
  Year 5                                                       $1,299     $1,230     $1,170
  Year 10                                                      $2,190     $2,423     $2,513




12                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to short-term issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $131 million and $354 billion. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. If the fund invests in countries or regions that experience economic downturns, performance could suffer. Similarly, if certain investments or industries don't perform as expected, or if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     13

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       12.53%    39.13%    -15.52%   -18.74%   -20.20%   31.47%    17.27%    13.72%    23.67%    26.36%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 22.28% (4th quarter, 1999) and the lowest quarterly return was -22.43% (3rd quarter, 2002).



14                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                               1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                  19.41%    20.94%     8.30%
  Class A Return After Taxes on Distributions                  14.58%    19.81%     7.41%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  14.23%    18.13%     6.88%
  Class B Return Before Taxes                                  20.52%    21.30%     8.14%
  Class C Return Before Taxes(1)                               24.55%    21.40%     8.10%
  MSCI AC World ex US Index (reflects no deduction for fees,
  expenses or taxes)                                           17.12%    24.52%    10.09%


INDEX: The MSCI AC World ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                     15

                                   THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.85%        0.85%        0.85%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.34%        0.55%        0.32%
  Total annual operating expenses                           1.44%        2.40%        2.17%
  Less: Contractual expense reimbursement(4)                 None        0.24%         None
  Net annual operating expenses(4)                          1.44%        2.16%        2.17%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.57%, 2.32% and 2.32%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  719     $  320
  Year 3                                                       $  980     $  976     $  679
  Year 5                                                       $1,294     $1,359     $1,164
  Year 10                                                      $2,179     $2,310     $2,503


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  219     $  220
  Year 3                                                       $  980     $  676     $  679
  Year 5                                                       $1,294     $1,159     $1,164
  Year 10                                                      $2,179     $2,310     $2,503




16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities

THE HARTFORD MUTUAL FUNDS                                                     17

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -4.38%    54.66%    16.21%    18.00%    28.10%     7.73%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 23.04% (2nd quarter, 2003) and the lowest quarterly return was -17.59% (3rd quarter, 2002).



18                                                     THE HARTFORD MUTUAL FUNDS

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                              1.81%    22.55%        14.29%
  Class A Return After Taxes on Distributions             -1.70%    18.53%        11.46%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                           2.27%    17.65%        10.99%
  Class B Return Before Taxes                              2.27%    22.88%        14.57%
  Class C Return Before Taxes                              6.01%    23.00%        14.41%
  S&P/Citigroup Extended Market Euro-Pacific Index
  (reflects no deduction for fees, expenses or taxes)      6.03%    28.00%        14.13%


INDEX: The S&P/Citigroup Extended Market Euro-Pacific Index is a global equity index comprised of the smallest 20% of each country's market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the US and Canada. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     19

                                   THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.90%        0.90%        0.90%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.34%        0.56%        0.34%
  Total annual operating expenses                           1.49%        2.46%        2.24%
  Less: Contractual expense reimbursement(4)                 None        0.27%         None
  Net annual operating expenses(4)                          1.49%        2.19%        2.24%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  693     $  722     $  327
  Year 3                                                       $  995     $  985     $  700
  Year 5                                                       $1,318     $1,375     $1,200
  Year 10                                                      $2,232     $2,347     $2,575


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  693     $  222     $  227
  Year 3                                                       $  995     $  685     $  700
  Year 5                                                       $1,318     $1,175     $1,200
  Year 10                                                      $2,232     $2,347     $2,575




20                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds may invest in securities and loans of foreign issuers and borrowers and non-dollar

THE HARTFORD MUTUAL FUNDS                                                     21

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Global Equity Fund, International Growth Fund, International Opportunities Fund and International Small Company Fund may invest in emerging markets as part of their principal investment strategy. Global Growth Fund may invest in emerging markets, but not as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


22                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 SMALL CAPITALIZATION COMPANIES

Global Equity Fund and International Small Company Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Global Growth Fund, International Growth Fund and International Opportunities Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events,

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Each of the funds may have a relatively high portfolio turnover.

Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Global Equity Fund and International Small Company Fund have names which suggest a focus on a particular type of investment. In accordance

24                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month each fund's largest ten holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-adviser and recommend its hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to each fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


26                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

GLOBAL EQUITY FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.95%
Next $500 million                       0.90%
Amount Over $1 billion                  0.85%


INTERNATIONAL GROWTH FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.90%
Next $500 million                       0.85%
Amount Over $1 billion                  0.80%


GLOBAL GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.85%
Next $500 million                       0.75%
Amount Over $1 billion                  0.70%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Global Growth Fund        0.82%
The Hartford International Growth
  Fund                                 0.90%
The Hartford International
  Opportunities Fund                   0.85%
The Hartford International Small
  Company Fund                         0.90%


Because Global Equity Fund had not commenced operations as of the date of this prospectus, no information is available regarding fees paid by the fund to HIFSCO.

A discussion regarding the basis for the Board of Director's approval of the investment management and investment sub-advisory agreements of the funds (except Global Equity Fund) is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007. A discussion regarding the basis for the Board of Director's approval of the investment management and investment sub-advisory agreements of the Global Equity Fund will be available in the fund's semi-annual report to shareholders covering the fiscal period ended April 30, 2008.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

GLOBAL EQUITY FUND Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises and coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm at least the past five years. Mr. Mandel joined Wellington Management as an investment professional in 1994.

Cheryl M. Duckworth, CFA, Senior Vice President and Director of Research Portfolios of Wellington Management, coordinates a team of global industry analysts that manage the fund and has served in this capacity for the fund since 2008 and for other clients of the firm for at least the past five years. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

GLOBAL GROWTH FUND Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of

THE HARTFORD MUTUAL FUNDS                                                     27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Wellington Management, has served as portfolio manager for the fund since June 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

INTERNATIONAL GROWTH FUND Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past three years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

INTERNATIONAL OPPORTUNITIES FUND Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

INTERNATIONAL SMALL COMPANY FUND Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Daniel Maguire, CFA, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Maguire joined Wellington Management as an investment professional in 2004. Prior to joining Wellington Management, Mr. Maguire was an investment professional with Insight Investment Management in the UK from 2003 to 2004.


28                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreement initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority

THE HARTFORD MUTUAL FUNDS                                                     29

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been

30                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                     31

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are

32                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     33

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans

34                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for

THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary.

36                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.


THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

   -  non-retirement accounts: $1,000 per fund.

   -  retirement accounts: $1,000 per fund.

   - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

   -  subsequent investments: $50 per fund.

   -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




38                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     39

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




40                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     41

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




42                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     43

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual

46                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien

48                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.


THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.



50                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.

No financial highlight information is available for Global Equity Fund because Global Equity Fund had not commenced operations as of the date of this prospectus.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class A.........    $19.35     $(0.14)     $0.05       $6.69        $6.60      $   --        $(0.98)         $--
  Class B.........     18.23      (0.32)      0.06        6.28         6.02          --         (0.98)          --
  Class C.........     18.31      (0.28)      0.05        6.30         6.07          --         (0.98)          --
  For the Year Ended October 31, 2006(f)
  Class A.........     16.80      (0.05)        --        2.81         2.76       (0.02)        (0.19)          --
  Class B.........     15.93      (0.17)        --        2.66         2.49          --         (0.19)          --
  Class C.........     16.01      (0.17)        --        2.66         2.49          --         (0.19)          --
  For the Year Ended October 31, 2005
  Class A.........     16.49       0.08         --        0.23         0.31          --            --           --
  Class B.........     15.77      (0.08)        --        0.24         0.16          --            --           --
  Class C.........     15.84      (0.06)        --        0.23         0.17          --            --           --
  For the Year Ended October 31, 2004
  Class A.........     13.96      (0.06)        --        2.59         2.53          --            --           --
  Class B.........     13.45      (0.17)        --        2.49         2.32          --            --           --
  Class C.........     13.49      (0.15)        --        2.50         2.35          --            --           --
  For the Year Ended October 31, 2003
  Class A.........     11.21      (0.03)        --        2.78         2.75          --            --           --
  Class B.........     10.88      (0.12)        --        2.69         2.57          --            --           --
  Class C.........     10.90      (0.11)        --        2.70         2.59          --            --           --
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)
  For the Year Ended October 31, 2007(f)
  Class A.........     14.93       0.02         --        5.35         5.37       (0.01)        (1.36)          --
  Class B.........     14.42      (0.11)        --        5.13         5.02          --         (1.36)          --
  Class C.........     14.42      (0.09)        --        5.13         5.04          --         (1.36)          --
  For the Year Ended October 31, 2006(f)
  Class A.........     12.14       0.02         --        2.96         2.98       (0.05)        (0.14)          --
  Class B.........     11.77      (0.08)        --        2.87         2.79          --         (0.14)          --
  Class C.........     11.77      (0.09)        --        2.88         2.79          --         (0.14)          --
  For the Year Ended October 31, 2005
  Class A.........     11.59       0.07         --        0.48         0.55          --            --           --
  Class B.........     11.32      (0.01)        --        0.46         0.45          --            --           --
  Class C.........     11.32      (0.01)        --        0.46         0.45          --            --           --
  For the Year Ended October 31, 2004(f)
  Class A.........      9.62      (0.01)        --        2.03         2.02          --         (0.05)          --
  Class B.........      9.46      (0.08)        --        1.99         1.91          --         (0.05)          --
  Class C.........      9.46      (0.08)        --        1.99         1.91          --         (0.05)          --
  For the Year Ended October 31, 2003
  Class A.........      6.93      (0.02)        --        2.72         2.70       (0.01)           --           --
  Class B.........      6.86      (0.04)        --        2.64         2.60          --            --           --
  Class C.........      6.86      (0.04)        --        2.64         2.60          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD GLOBAL GROWTH FUND (FORMERLY KNOWN AS THE
  HARTFORD GLOBAL LEADERS FUND)
  For the Year Ended October 31, 2007
  Class A.........      $(0.98)       $5.62      $24.97
  Class B.........       (0.98)        5.04       23.27
  Class C.........       (0.98)        5.09       23.40
  For the Year Ended October 31, 2006(f)
  Class A.........       (0.21)        2.55       19.35
  Class B.........       (0.19)        2.30       18.23
  Class C.........       (0.19)        2.30       18.31
  For the Year Ended October 31, 2005
  Class A.........          --         0.31       16.80
  Class B.........          --         0.16       15.93
  Class C.........          --         0.17       16.01
  For the Year Ended October 31, 2004
  Class A.........          --         2.53       16.49
  Class B.........          --         2.32       15.77
  Class C.........          --         2.35       15.84
  For the Year Ended October 31, 2003
  Class A.........          --         2.75       13.96
  Class B.........          --         2.57       13.45
  Class C.........          --         2.59       13.49
THE HARTFORD INTERNATIONAL GROWTH FUND (FORMERLY KNOWN
  AS THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION
  FUND)
  For the Year Ended October 31, 2007(f)
  Class A.........       (1.37)        4.00       18.93
  Class B.........       (1.36)        3.66       18.08
  Class C.........       (1.36)        3.68       18.10
  For the Year Ended October 31, 2006(f)
  Class A.........       (0.19)        2.79       14.93
  Class B.........       (0.14)        2.65       14.42
  Class C.........       (0.14)        2.65       14.42
  For the Year Ended October 31, 2005
  Class A.........          --         0.55       12.14
  Class B.........          --         0.45       11.77
  Class C.........          --         0.45       11.77
  For the Year Ended October 31, 2004(f)
  Class A.........       (0.05)        1.97       11.59
  Class B.........       (0.05)        1.86       11.32
  Class C.........       (0.05)        1.86       11.32
  For the Year Ended October 31, 2003
  Class A.........       (0.01)        2.69        9.62
  Class B.........          --         2.60        9.46
  Class C.........          --         2.60        9.46




52                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         35.85%(e)    $492,466        1.48%           1.48%           1.48%         (0.62)%      85%
         34.81(e)       78,931        2.40            2.19            2.19          (1.33)       --
         34.94(e)       75,742        2.15            2.15            2.15          (1.29)       --

         16.58         417,840        1.53            1.48            1.48          (0.25)      125
         15.80          74,805        2.44            2.18            2.18          (0.95)       --
         15.72          66,121        2.20            2.20            2.20          (0.98)       --

          1.88         419,648        1.58            1.48            1.48           0.41       270
          1.02          78,986        2.51            2.35            2.35          (0.45)       --
          1.07          71,623        2.25            2.25            2.25          (0.34)       --

         18.12         466,013        1.62            1.62            1.62          (0.36)      271
         17.25          90,179        2.52            2.35            2.35          (1.09)       --
         17.42          87,518        2.24            2.24            2.24          (0.98)       --

         24.53         464,610        1.62            1.61            1.61          (0.29)      320
         23.62          78,923        2.36            2.35            2.35          (1.01)       --
         23.76          78,303        2.23            2.23            2.23          (0.89)       --


         39.31(e)      431,193        1.49            1.49            1.49           0.14       242
         38.11(e)       51,577        2.36            2.33            2.33          (0.73)       --
         38.27(e)       65,982        2.20            2.20            2.20          (0.61)       --

         24.85         213,186        1.70            1.60            1.60           0.12       165
         23.95          33,252        2.56            2.30            2.30          (0.59)       --
         23.95          43,336        2.40            2.35            2.35          (0.65)       --

          4.74         131,430        1.77            1.60            1.60           0.66       183
          3.98          22,304        2.66            2.35            2.35          (0.09)       --
          3.98          29,486        2.49            2.35            2.35          (0.07)       --

         21.14          50,051        1.91            1.65            1.65          (0.10)      200
         20.33           8,968        2.83            2.35            2.35          (0.80)       --
         20.33          12,906        2.63            2.35            2.35          (0.79)       --

         38.95          11,362        2.36            1.65            1.65          (0.35)      281
         37.90           2,148        3.08            2.35            2.35          (1.04)       --
         37.90           2,285        2.95            2.35            2.35          (1.01)       --




THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A.........    $16.13     $ 0.05       $--        $6.10        $6.15      $(0.06)       $(0.43)         $--
  Class B.........     15.14      (0.07)       --         5.70         5.63          --         (0.43)          --
  Class C.........     15.01      (0.07)       --         5.65         5.58          --         (0.43)          --
  For the Year Ended October 31, 2006(f)
  Class A.........     13.13       0.13        --         2.92         3.05       (0.05)           --           --
  Class B.........     12.35       0.03        --         2.76         2.79          --            --           --
  Class C.........     12.27       0.01        --         2.73         2.74          --            --           --
  For the Year Ended October 31, 2005
  Class A.........     11.22       0.05        --         1.86         1.91          --            --           --
  Class B.........     10.64      (0.04)       --         1.75         1.71          --            --           --
  Class C.........     10.57      (0.04)       --         1.74         1.70          --            --           --
  For the Year Ended October 31, 2004
  Class A.........      9.66       0.03        --         1.54         1.57       (0.01)           --           --
  Class B.........      9.22      (0.05)       --         1.47         1.42          --            --           --
  Class C.........      9.16      (0.05)       --         1.46         1.41          --            --           --
  For the Year Ended October 31, 2003
  Class A.........      8.03       0.02        --         1.61         1.63          --            --           --
  Class B.........      7.71      (0.04)       --         1.55         1.51          --            --           --
  Class C.........      7.67      (0.04)       --         1.53         1.49          --            --           --
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A.........     16.19       0.03        --         3.92         3.95       (0.15)        (2.00)          --
  Class B.........     15.72      (0.05)       --         3.76         3.71       (0.08)        (2.00)          --
  Class C.........     15.55      (0.02)       --         3.69         3.67       (0.06)        (2.00)          --
  For the Year Ended October 31, 2006(f)
  Class A.........     14.27       0.08        --         3.62         3.70       (0.25)        (1.53)          --
  Class B.........     13.91      (0.01)       --         3.51         3.50       (0.16)        (1.53)          --
  Class C.........     13.78      (0.03)       --         3.48         3.45       (0.15)        (1.53)          --
  For the Year Ended October 31, 2005
  Class A.........     13.44       0.06        --         2.25         2.31          --         (1.48)          --
  Class B.........     13.23         --        --         2.16         2.16          --         (1.48)          --
  Class C.........     13.12      (0.01)       --         2.15         2.14          --         (1.48)          --
  For the Year Ended October 31, 2004
  Class A.........     12.93       0.07        --         1.31         1.38          --         (0.87)          --
  Class B.........     12.82       0.02        --         1.26         1.28          --         (0.87)          --
  Class C.........     12.72       0.03        --         1.24         1.27          --         (0.87)          --
  For the Year Ended October 31, 2003(f)
  Class A.........      8.37       0.07        --         4.51         4.58       (0.02)           --           --
  Class B.........      8.34       0.01        --         4.47         4.48          --            --           --
  Class C.........      8.28       0.01        --         4.43         4.44          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.49)       $5.66      $21.79
  Class B.........       (0.43)        5.20       20.34
  Class C.........       (0.43)        5.15       20.16
  For the Year Ended October 31, 2006(f)
  Class A.........       (0.05)        3.00       16.13
  Class B.........          --         2.79       15.14
  Class C.........          --         2.74       15.01
  For the Year Ended October 31, 2005
  Class A.........          --         1.91       13.13
  Class B.........          --         1.71       12.35
  Class C.........          --         1.70       12.27
  For the Year Ended October 31, 2004
  Class A.........       (0.01)        1.56       11.22
  Class B.........          --         1.42       10.64
  Class C.........          --         1.41       10.57
  For the Year Ended October 31, 2003
  Class A.........          --         1.63        9.66
  Class B.........          --         1.51        9.22
  Class C.........          --         1.49        9.16
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A.........       (2.15)        1.80       17.99
  Class B.........       (2.08)        1.63       17.35
  Class C.........       (2.06)        1.61       17.16
  For the Year Ended October 31, 2006(f)
  Class A.........       (1.78)        1.92       16.19
  Class B.........       (1.69)        1.81       15.72
  Class C.........       (1.68)        1.77       15.55
  For the Year Ended October 31, 2005
  Class A.........       (1.48)        0.83       14.27
  Class B.........       (1.48)        0.68       13.91
  Class C.........       (1.48)        0.66       13.78
  For the Year Ended October 31, 2004
  Class A.........       (0.87)        0.51       13.44
  Class B.........       (0.87)        0.41       13.23
  Class C.........       (0.87)        0.40       13.12
  For the Year Ended October 31, 2003(f)
  Class A.........       (0.02)        4.56       12.93
  Class B.........          --         4.48       12.82
  Class C.........          --         4.44       12.72




54                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         39.15%(e)    $241,239        1.49%           1.49%           1.49%          0.31%      147%
         38.17(e)       37,545        2.46            2.18            2.18          (0.39)       --
         38.17(e)       31,076        2.21            2.21            2.21          (0.42)       --

         23.25         159,087        1.61            1.57            1.57           0.84       102
         22.59          29,125        2.56            2.15            2.15           0.24        --
         22.33          20,782        2.33            2.33            2.33           0.06        --

         17.02         102,393        1.72            1.57            1.57           0.42       119
         16.07          23,940        2.68            2.35            2.35          (0.36)       --
         16.08          16,896        2.42            2.35            2.35          (0.37)       --

         16.20          87,348        1.83            1.65            1.65           0.33       143
         15.40          23,301        2.77            2.35            2.35          (0.39)       --
         15.39          15,749        2.48            2.35            2.35          (0.38)       --

         20.30          69,153        1.72            1.65            1.65           0.25       138
         19.58          20,459        2.45            2.35            2.35          (0.46)       --
         19.43          14,790        2.35            2.35            2.35          (0.45)       --


         27.90         153,290        1.49            1.49            1.49           0.33        96
         26.97          19,562        2.44            2.26            2.26          (0.47)       --
         26.98          33,033        2.23            2.23            2.23          (0.43)       --

         29.36          69,998        1.74            1.60            1.60           0.56       107
         28.51          11,960        2.66            2.24            2.24          (0.08)       --
         28.35          18,486        2.43            2.35            2.35          (0.22)       --

         18.90          34,896        1.82            1.60            1.60           0.71       112
         17.96           6,101        2.78            2.35            2.35          (0.02)       --
         17.96          12,614        2.46            2.35            2.35          (0.06)       --

         11.39          23,934        1.99            1.65            1.65           0.90       119
         10.62           3,726        2.89            2.35            2.35           0.15        --
         10.63          10,072        2.60            2.35            2.35           0.27        --

         54.76          12,320        2.36            1.65            1.65           0.72       166
         53.72           2,237        3.09            2.35            2.35           0.03        --
         53.62           3,004        2.96            2.35            2.35          (0.03)       --




THE HARTFORD MUTUAL FUNDS                                                     55

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 57 for impact on ratios)
(e) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 58.
(f) Per share amounts have been calculated using average shares outstanding method.


56                                                     THE HARTFORD MUTUAL FUNDS

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
GLOBAL GROWTH FUND
Class A Shares                                  1.47%               1.45%               1.36%
Class B Shares                                  2.18%               2.15%               2.23%
Class C Shares                                  2.14%               2.18%               2.13%
INTERNATIONAL GROWTH FUND
Class A Shares                                  1.48%               1.56%               1.53%
Class B Shares                                  2.32%               2.26%               2.28%
Class C Shares                                  2.19%               2.31%               2.28%
INTERNATIONAL OPPORTUNITIES FUND
Class A Shares                                  1.49%               1.54%               1.52%
Class B Shares                                  2.18%               2.12%               2.30%
Class C Shares                                  2.21%               2.30%               2.30%
INTERNATIONAL SMALL COMPANY FUND
Class A Shares                                  1.49%               1.58%               1.55%
Class B Shares                                  2.25%               2.22%               2.30%
Class C Shares                                  2.23%               2.33%               2.30%




THE HARTFORD MUTUAL FUNDS                                                     57

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                                        IMPACT FROM
                                                                                       PAYMENT FROM
                                                                                       AFFILIATE FOR
                                                 IMPACT FROM                          TRANSFER AGENT
                             IMPACT FROM        PAYMENT FROM                            ALLOCATION
                             PAYMENT FROM       AFFILIATE FOR       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                          AFFILIATE FOR SEC        TRADING       EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                            SETTLEMENT FOR     REIMBURSEMENTS    FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                        THE YEAR ENDED   FOR THE YEAR ENDED    THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                       OCTOBER 31, 2007   OCTOBER 31, 2007    OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                          -----------------------------------------------------------------------------------------------
Global Growth Fund Class
  A                              0.26%               --                 35.50%              --                 --
Global Growth Fund Class
  B                              0.27%               --                 34.45%              --                 --
Global Growth Fund Class
  C                              0.27%               --                 34.58%              --                 --
International Growth
  Fund Class A                     --                --                 39.31%              --                 --
International Growth
  Fund Class B                     --                --                 38.11%              --                 --
International Growth
  Fund Class C                     --                --                 38.27%              --                 --
International
  Opportunities Fund
  Class A                        0.01%               --                 39.14%              --                 --
International
  Opportunities Fund
  Class B                        0.01%               --                 38.16%              --                 --
International
  Opportunities Fund
  Class C                        0.01%               --                 38.16%              --                 --




58                                                     THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Global Equity Fund                                             --
                                           A         1574    41664L484
The Hartford Global Equity Fund                                             --
                                           B         1575    41664L476
The Hartford Global Equity Fund                                             --
                                           C         1576    41664L468
The Hartford Global Growth Fund            A          206    416645539    HALAX
The Hartford Global Growth Fund            B          285    416645521    HGLBX
The Hartford Global Growth Fund            C          291    416645513    HGLCX
The Hartford International Growth Fund     A         1273    416645182    HNCAX
The Hartford International Growth Fund     B         1274    416645174    HNCBX
The Hartford International Growth Fund     C         1275    416645166    HNCCX
The Hartford International Opportunities
  Fund                                     A          207    416645703    IHOAX
The Hartford International Opportunities
  Fund                                     B          208    416645802    HIOBX
The Hartford International Opportunities
  Fund                                     C          239    416645620    HIOCX
The Hartford International Small Company
  Fund                                     A         1277    416645158    HNSAX
The Hartford International Small Company
  Fund                                     B         1278    416645141    HNSBX
The Hartford International Small Company
  Fund                                     C         1279    416645133    HNSCX




THE HARTFORD MUTUAL FUNDS                                                     59

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

Global Equity has not yet delivered an annual or semi-annual report because Global Equity Fund has not commenced operations as of the date of this prospectus.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008


AS WITH ALL MUTUAL       THE HARTFORD DOMESTIC EQUITY GROWTH FUNDS
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION     THE HARTFORD FUNDAMENTAL GROWTH FUND
HAS NOT APPROVED OR     (FORMERLY THE HARTFORD FOCUS FUND)
DISAPPROVED THESE       THE HARTFORD GROWTH FUND
SECURITIES OR PASSED    THE HARTFORD GROWTH OPPORTUNITIES FUND
UPON THE ADEQUACY OF    THE HARTFORD LARGECAP GROWTH FUND
THIS PROSPECTUS. ANY    THE HARTFORD MIDCAP GROWTH FUND
REPRESENTATION TO       (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
THE CONTRARY IS A       THE HARTFORD SMALL COMPANY FUND
CRIMINAL OFFENSE.       THE HARTFORD SMALLCAP GROWTH FUND



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         2
A summary of each           The Hartford Fundamental Growth Fund
fund's
goals, principal            (formerly The Hartford Focus Fund)
strategies,                                                                      3
main risks,                 The Hartford Growth Fund
performance and                                                                  8
expenses                    The Hartford Growth Opportunities Fund              13
                            The Hartford LargeCap Growth Fund                   18
                            The Hartford MidCap Growth Fund (formerly The
                            Hartford Select MidCap Growth Fund)                 23
                            The Hartford Small Company Fund                     28
                            The Hartford SmallCap Growth Fund                   34
Description of other        Investment strategies and investment matters        40
investment                  Terms used in this Prospectus
strategies and                                                                  43
investment risks
Investment manager          Management of the funds
and                                                                             45
management fee
information
Information on your         About your account
account                                                                         49
                            Choosing a share class                              49
                            How sales charges are calculated                    51
                            Sales charge reductions and waivers                 52
                            Opening an account                                  57
                            Buying shares                                       59
                            Selling shares                                      61
                            Transaction policies                                65
                            Dividends and account policies                      69
                            Additional investor services                        70
Further information         Financial highlights
on the                                                                          73
funds
                            Fund code, CUSIP number and symbol                  82
                            For more information                                83




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Fundamental Growth Fund, LargeCap Growth Fund and MidCap Growth Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Growth Fund, Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the Growth Fund, Growth Opportunities Fund and SmallCap Growth Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

Growth Fund, Growth Opportunities Fund and SmallCap Growth Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD FUNDAMENTAL GROWTH FUND
(FORMERLY THE HARTFORD FOCUS FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. Individual holdings are typically no larger than 5% of the fund's total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks.

Wellington Management's strategy of bottom-up stock selection also has a significant impact on the fund's performance. If the strategy does not produce the desired results, the fund could underperform its peers or lose money. In particular, the fund's success in achieving its goal is highly dependent on Wellington Management's successful reliance on the fundamental analysis of the prospects of particular companies. Therefore, an investment in the fund also entails substantial financial risk related to such companies.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                      3

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)


--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -25.40%   27.13%     2.35%     9.46%     9.21%    15.08%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 14.59% (2nd quarter, 2003) and the lowest quarterly return was -19.21% (2nd quarter, 2002).



4                                                      THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)


--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                       1 YEAR    5 YEARS    (SINCE 05/24/01)
  Class A Return Before Taxes                           8.75%     11.08%          3.71%
  Class A Return After Taxes on Distributions           4.74%     10.20%          3.09%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                   6.03%      9.18%          2.85%
  Class B Return Before Taxes                           9.15%     11.26%          3.83%
  Class C Return Before Taxes                          13.24%     11.54%          3.84%
  Russell 1000 Growth Index (reflects no deduction
  for fees, expenses or taxes)                         11.81%     12.11%          2.25%(1)
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                    5.49%     12.82%          4.21%(1)


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2001 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                      5

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)


--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.85%         0.85%        0.85%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.37%         0.44%        0.35%
  Total annual operating expenses                          1.47%         2.29%        2.20%
  Less: Contractual expense reimbursement(5)               0.02%         0.09%         None
  Net annual operating expenses(5)                         1.45%         2.20%        2.20%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective March 30, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.45%, 2.20% and 2.20%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


6                                                      THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD FUNDAMENTAL GROWTH FUND
                                              (FORMERLY THE HARTFORD FOCUS FUND)


--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  723     $  323
  Year 3                                                       $  983     $  988     $  688
  Year 5                                                       $1,299     $1,380     $1,180
  Year 10                                                      $2,190     $2,344     $2,534


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  689     $  223     $  223
  Year 3                                                       $  983     $  688     $  688
  Year 5                                                       $1,299     $1,180     $1,180
  Year 10                                                      $2,190     $2,344     $2,534





THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.



8                                                      THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       29.63%    34.67%    -4.95%    -14.60%   -24.78%   32.60%    11.75%     4.12%     4.23%    16.54%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.80% (4th quarter, 1999) and the lowest quarterly return was -19.01% (3rd quarter, 2001).


 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.




THE HARTFORD MUTUAL FUNDS                                                      9

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                           1 YEAR     5 YEARS     10 YEARS
  Class A Return Before Taxes(1)                           10.13%      12.10%       6.56%
  Class A Return After Taxes on Distributions(1)            8.64%      11.57%       4.72%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares(1)                                         8.07%      10.51%       4.90%
  Class B Return Before Taxes(1)                           10.60%      12.27%       6.37%
  Class C Return Before Taxes(1)                           14.68%      12.59%       6.40%
  Russell 1000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                 11.81%      12.11%       3.83%


INDEX: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


10                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.73%       0.73%       0.73%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.27%       0.47%       0.23%
  Total annual operating expenses                            1.25%       2.20%       1.96%
  Less: Contractual expense reimbursement(5)                  None       0.25%        None
  Net annual operating expenses(5)                           1.25%       1.95%       1.96%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                     11

                                                        THE HARTFORD GROWTH FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  670      $  698      $  299
  Year 3                                                     $  925      $  912      $  615
  Year 5                                                     $1,199      $1,252      $1,057
  Year 10                                                    $1,978      $2,094      $2,285


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  670      $  198      $  199
  Year 3                                                     $  925      $  612      $  615
  Year 5                                                     $1,199      $1,052      $1,057
  Year 10                                                    $1,978      $2,094      $2,285





12                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

If Wellington Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Wellington Management had anticipated.


Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     13

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that date is based upon that of the fund's Class L, M and N shares (Class L is are not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       18.97%    53.67%     3.47%    -24.11%   -28.44%   43.61%    16.13%    15.63%    11.44%    28.03%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 43.93% (4th quarter, 1999) and the lowest quarterly return was -23.93% (1st quarter, 2001).


 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.




14                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes(1)                             20.99%    21.04%    10.32%
  Class A Return After Taxes on Distributions(1)             16.98%    19.63%     7.80%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                             14.70%    18.09%     7.75%
  Class B Return Before Taxes(1)                             22.08%    21.32%    10.13%
  Class C Return Before Taxes(1)                             26.23%    21.56%    10.15%
  Russell 1000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                   11.81%    12.11%     3.83%
  Russell 3000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                   11.40%    12.42%     3.83%


INDICES: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     15

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.72%       0.72%       0.72%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.30%       0.38%       0.20%
  Total annual operating expenses                            1.27%       2.10%       1.92%
  Less: Contractual expense reimbursement(5)                  None       0.01%        None
  Net annual operating expenses(5)                           1.27%       2.09%       1.92%



(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.36%, 2.11% and 2.11%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


16                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  672      $  712      $  295
  Year 3                                                     $  931      $  955      $  603
  Year 5                                                     $1,209      $1,324      $1,037
  Year 10                                                    $2,000      $2,211      $2,243


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  672      $  212      $  195
  Year 3                                                     $  931      $  655      $  603
  Year 5                                                     $1,209      $1,124      $1,037
  Year 10                                                    $2,000      $2,211      $2,243





THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2007, the market capitalization of companies included in these indices ranged from approximately $458 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with all stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-adviser's investment strategy will influence performance significantly. If the sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if the sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



18                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.99%


        2007




 During the period shown in the bar chart, the highest quarterly return was 4.54% (2nd quarter, 2007) and the lowest quarterly return was -2.94% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                     19

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                               1 YEAR   (SINCE 11/30/06)
  Class A Return Before Taxes                                  -0.78%        -0.24%
  Class A Return After Taxes on Distributions                  -1.41%        -0.86%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  -0.51%        -0.56%
  Class B Return Before Taxes                                  -0.81%         0.62%
  Class C Return Before Taxes                                   3.19%         4.30%
  Russell 1000 Growth Index                                    11.81%        11.20%


INDEX: The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.


20                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.65%        0.65%        0.65%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.66%        0.84%        0.79%
  Total annual operating expenses                           1.56%        2.49%        2.44%
  Less: Contractual expense reimbursement(4)                0.31%        0.49%        0.44%
  Net annual operating expenses(4)                          1.25%        2.00%        2.00%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                     21

                                               THE HARTFORD LARGECAP GROWTH FUND

--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  703     $  303
  Year 3                                                       $  925     $  927     $  627
  Year 5                                                       $1,199     $1,278     $1,078
  Year 10                                                      $1,978     $2,134     $2,327


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  203     $  203
  Year 3                                                       $  925     $  627     $  627
  Year 5                                                       $1,199     $1,078     $1,078
  Year 10                                                      $1,978     $2,134     $2,327




22                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP GROWTH FUND
(FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.




THE HARTFORD MUTUAL FUNDS                                                     23

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO. Hartford Investment Management became a sub-adviser effective December 2006. Performance information represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.98%    10.22%     7.46%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.82% (1st quarter, 2006) and the lowest quarterly return was -6.12% (2nd quarter, 2006).



24                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR   (SINCE 01/01/2005)
  Class A Return Before Taxes                                  1.55%          6.20%
  Class A Return After Taxes on Distributions                 -2.80%          4.13%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  1.31%          4.20%
  Class B Return Before Taxes                                  2.22%          6.68%
  Class C Return Before Taxes                                  5.75%          7.43%
  Russell MidCap Growth Index (reflects no deduction for
  fees, expenses or taxes)                                    11.43%         11.39%


INDEX: The Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     25

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.75%        0.75%        0.75%
  Distribution and service (12b-1) fees                     0.25%(3)     1.00%        1.00%
  Other expenses(4)                                         0.60%        0.79%        0.64%
  Total annual operating expenses                           1.60%        2.54%        2.39%
  Less: Contractual expense reimbursement(5)                0.28%        0.65%        0.35%
  Net annual operating expenses(5)                          1.32%        1.89%        2.04%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


26                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD MIDCAP GROWTH FUND
                               (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  677     $  692     $  307
  Year 3                                                       $  945     $  894     $  640
  Year 5                                                       $1,234     $1,221     $1,098
  Year 10                                                      $2,053     $2,063     $2,369


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  677     $  192     $  207
  Year 3                                                       $  945     $  594     $  640
  Year 5                                                       $1,234     $1,021     $1,098
  Year 10                                                      $2,053     $2,063     $2,369





THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.


28                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.




THE HARTFORD MUTUAL FUNDS                                                     29

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings ("IPOs") that materially affected the performance of the fund. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on the fund's performance.

Hartford Investment Management became an additional sub-adviser effective June 2006.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       10.46%    65.66%    -13.12%   -15.84%   -30.54%   55.40%    11.37%    20.54%    13.71%    11.25%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 35.86% (4th quarter, 1999) and the lowest quarterly return was -23.71% (3rd quarter, 2001).




30                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                 5.13%    20.04%     8.77%
  Class A Return After Taxes on Distributions                 1.77%    18.97%     7.68%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 4.15%    17.39%     7.18%
  Class B Return Before Taxes                                 5.70%    20.35%     8.60%
  Class C Return Before Taxes(1)                              9.45%    20.52%     8.61%
  Russell 2000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                    7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.



THE HARTFORD MUTUAL FUNDS                                                     31

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          0.82%         0.82%        0.82%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.32%         0.48%        0.32%
  Total annual operating expenses                          1.39%         2.30%        2.14%
  Less: Contractual expense reimbursement(4)                None         0.25%         None
  Net annual operating expenses(4)                         1.39%         2.05%        2.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A share, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


32                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD SMALL COMPANY FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  684     $  708     $  317
  Year 3                                                       $  966     $  943     $  670
  Year 5                                                       $1,269     $1,303     $1,149
  Year 10                                                      $2,127     $2,210     $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  684     $  208     $  217
  Year 3                                                       $  966     $  643     $  670
  Year 5                                                       $1,269     $1,103     $1,149
  Year 10                                                      $2,127     $2,210     $2,472




THE HARTFORD MUTUAL FUNDS                                                     33

THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.




34                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund may invest a significant portion of its assets in small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment. If a sub-adviser incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.



THE HARTFORD MUTUAL FUNDS                                                     35

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results.

Hartford Investment Management became an additional sub-adviser effective November 2006. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       19.85%    111.43%   -13.95%   -21.97%   -29.08%   49.28%    15.12%     9.74%     5.45%    -2.35%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 63.29% (4th quarter, 1999) and the lowest quarterly return was -29.49% (3rd quarter, 2001).


(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.




36                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                            1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes(1)                            -7.72%    12.90%     8.27%
  Class A Return After Taxes on Distributions(1)            -9.48%    12.48%     5.47%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                            -3.28%    11.26%     5.73%
  Class B Return Before Taxes(1)                            -7.29%    13.18%     8.21%
  Class C Return Before Taxes(1)                            -4.06%    13.36%     8.16%
  Russell 2000 Growth Index (reflects no deduction for
  fees, expenses or taxes)                                   7.05%    16.50%     4.32%


INDEX: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


THE HARTFORD MUTUAL FUNDS                                                     37

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.77%         0.77%        0.77%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.89%         0.70%        0.45%
  Total annual operating expenses                          1.91%         2.47%        2.22%
  Less: Contractual expense reimbursement(5)               0.99%         0.60%        0.10%
  Net annual operating expenses(5)                         0.92%         1.87%        2.12%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


38                                                     THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  639     $  690     $  315
  Year 3                                                       $  827     $  888     $  664
  Year 5                                                       $1,031     $1,211     $1,139
  Year 10                                                      $1,619     $1,942     $2,452


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  639     $  190     $  215
  Year 3                                                       $  827     $  588     $  664
  Year 5                                                       $1,031     $1,011     $1,139
  Year 10                                                      $1,619     $1,942     $2,452





THE HARTFORD MUTUAL FUNDS                                                     39

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy.


40                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Fundamental Growth Fund and Growth Fund may invest in securities of such companies, but not as a principal investment strategy.


THE HARTFORD MUTUAL FUNDS                                                     41

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.


42                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The following funds may have a relatively high portfolio turnover:

- Fundamental Growth Fund

- Growth Opportunities Fund

- LargeCap Growth Fund

- Small Company Fund

- SmallCap Growth Fund

Growth Fund may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

LargeCap Growth Fund, MidCap Growth Fund, Small Company Fund and SmallCap Growth Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal

THE HARTFORD MUTUAL FUNDS                                                     43

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.


 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.




44                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Fundamental Growth Fund, Growth Fund, Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the LargeCap Growth Fund, MidCap Growth Fund, Small Company Fund and SmallCap Growth Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services

THE HARTFORD MUTUAL FUNDS                                                     45

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SMALLCAP GROWTH FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $100 million                      0.90%
Next $150 million                       0.80%
Next $250 million                       0.70%
Amount Over $500 million                0.65%


GROWTH FUND AND GROWTH OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $100 million                      0.90%
Next $150 million                       0.80%
Amount Over $250 million                0.70%


FUNDAMENTAL GROWTH FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.85%
Next $500 million                       0.80%
Amount Over $1 billion                  0.75%


SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $250 million                      0.85%
Next $250 million                       0.80%
Next $500 million                       0.75%
Next $500 million                       0.70%
Amount Over $1.5 billion                0.65%


MIDCAP GROWTH FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.75%
Next $500 million                       0.70%
Amount Over $1 billion                  0.65%


LARGECAP GROWTH FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.65%
Next $500 million                       0.60%
Amount Over $1 billion                  0.55%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Fundamental Growth
  Fund                                 0.87%
The Hartford Growth Fund               0.74%
The Hartford Growth Opportunities
  Fund                                 0.73%
The Hartford LargeCap Growth Fund      0.65%
The Hartford MidCap Growth Fund        0.77%
The Hartford Small Company Fund        0.82%
The Hartford SmallCap Growth Fund      0.80%


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.


46                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

FUNDAMENTAL GROWTH FUND Francis J. Boggan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since March 2007 and for clients of the firm for at least the past five years. Mr. Boggan joined Wellington Management as an investment professional in 2001.

GROWTH FUND Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Shilling joined Wellington Management as an investment professional in 1994.

John A. Boselli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2002. Mr. Boselli joined Wellington Management as an investment professional in 2002.

GROWTH OPPORTUNITIES FUND Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

LARGECAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

MIDCAP GROWTH FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SMALL COMPANY FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the Fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.


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Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of
Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

SMALLCAP GROWTH FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

HARTFORD INVESTMENT MANAGEMENT COMPANY: Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since November 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

WELLINGTON MANAGEMENT COMPANY, LLP: David J. Elliott, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Doris T. Dwyer, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Ms. Dwyer joined Wellington Management as an investment professional in 1998.


48                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority

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("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been

50                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which

THE HARTFORD MUTUAL FUNDS                                                     51

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


qualify under any of the last four categories listed under "Waivers for Certain Investors".

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are

52                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     53

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   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans

54                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for

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  purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary.

56                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this

THE HARTFORD MUTUAL FUNDS                                                     57

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




58                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     59

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




60                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     61

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




62                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.






THE HARTFORD MUTUAL FUNDS                                                     63

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.






64                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


THE HARTFORD MUTUAL FUNDS                                                     65

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

66                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual

THE HARTFORD MUTUAL FUNDS                                                     67

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TRANSACTION POLICIES
--------------------------------------------------------------------------------


shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.


 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

68                                                     THE HARTFORD MUTUAL FUNDS

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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income and capital gains of the funds are normally declared and paid annually. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien

THE HARTFORD MUTUAL FUNDS                                                     69

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TRANSACTION POLICIES
--------------------------------------------------------------------------------


and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




THE HARTFORD MUTUAL FUNDS                                                     71

                     [This page is intentionally left blank]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     73

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD FUNDAMENTAL GROWTH FUND (FORMERLY KNOWN AS THE HARTFORD FOCUS FUND)
  For the Year Ended October 31, 2007
  Class A......    $11.02     $(0.04)     $0.04       $2.93        $2.93      $   --        $   --          $--           $   --
  Class B......     10.66      (0.14)      0.04        2.84         2.74          --            --           --               --
  Class C......     10.67      (0.13)      0.04        2.83         2.74          --            --           --               --
  For the Year Ended October 31, 2006
  Class A......     10.26       0.02         --        0.81         0.83       (0.07)           --           --            (0.07)
  Class B......      9.94      (0.06)        --        0.78         0.72          --            --           --               --
  Class C......      9.94      (0.07)        --        0.80         0.73          --            --           --               --
  For the Year Ended October 31, 2005
  Class A......      9.14       0.08         --        1.04         1.12          --            --           --               --
  Class B......      8.92      (0.01)        --        1.03         1.02          --            --           --               --
  Class C......      8.92      (0.01)        --        1.03         1.02          --            --           --               --
  For the Year Ended October 31, 2004
  Class A......      8.94      (0.02)        --        0.22         0.20          --            --           --               --
  Class B......      8.79      (0.10)        --        0.23         0.13          --            --           --               --
  Class C......      8.78      (0.10)      0.01        0.23         0.14          --            --           --               --
  For the Year Ended October 31, 2003
  Class A......      7.32      (0.02)        --        1.64         1.62          --            --           --               --
  Class B......      7.25      (0.08)        --        1.62         1.54          --            --           --               --
  Class C......      7.24      (0.08)        --        1.62         1.54          --            --           --               --
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......     18.45      (0.07)        --        4.17         4.10          --         (1.30)          --            (1.30)
  Class B......     16.25      (0.21)        --        3.65         3.44          --         (1.30)          --            (1.30)
  Class C......     16.29      (0.19)        --        3.65         3.46          --         (1.30)          --            (1.30)
  For the Year Ended October 31, 2006
  Class A......     17.32      (0.07)        --        1.20         1.13          --            --           --               --
  Class B......     15.38      (0.20)        --        1.07         0.87          --            --           --               --
  Class C......     15.40      (0.18)        --        1.07         0.89          --            --           --               --
  For the Year Ended October 31, 2005
  Class A......     16.19      (0.04)        --        1.17         1.13          --            --           --               --
  Class B......     14.49      (0.15)        --        1.04         0.89          --            --           --               --
  Class C......     14.50      (0.13)        --        1.03         0.90          --            --           --               --
  For the Year Ended October 31, 2004
  Class A......     15.19      (0.08)        --        1.08         1.00          --            --           --               --
  Class B......     13.70      (0.15)        --        0.94         0.79          --            --           --               --
  Class C......     13.70      (0.12)        --        0.92         0.80          --            --           --               --
  For the Year Ended October 31, 2003
  Class A......     11.90      (0.03)        --        3.32         3.29          --            --           --               --
  Class B......     10.80      (0.07)        --        2.97         2.90          --            --           --               --
  Class C......     10.80      (0.07)        --        2.97         2.90          --            --           --               --
                 -- SELECTED PER-SHARE
                       DATA(A) --
                 ---------------------
                     NET
                  INCREASE
                 (DECREASE)  NET ASSET
                   IN NET     VALUE AT
                    ASSET      END OF
                    VALUE      PERIOD
                 ----------  ---------
THE HARTFORD FUNDAMENTAL GROWTH FUND
  (FORMERLY KNOWN AS THE HARTFORD
  FOCUS FUND)
  For the Year Ended October 31, 2007
  Class A......     $2.93      $13.95
  Class B......      2.74       13.40
  Class C......      2.74       13.41
  For the Year Ended October 31, 2006
  Class A......      0.76       11.02
  Class B......      0.72       10.66
  Class C......      0.73       10.67
  For the Year Ended October 31, 2005
  Class A......      1.12       10.26
  Class B......      1.02        9.94
  Class C......      1.02        9.94
  For the Year Ended October 31, 2004
  Class A......      0.20        9.14
  Class B......      0.13        8.92
  Class C......      0.14        8.92
  For the Year Ended October 31, 2003
  Class A......      1.62        8.94
  Class B......      1.54        8.79
  Class C......      1.54        8.78
THE HARTFORD GROWTH FUND
  For the Year Ended October 31, 2007
  Class A......      2.80       21.25
  Class B......      2.14       18.39
  Class C......      2.16       18.45
  For the Year Ended October 31, 2006
  Class A......      1.13       18.45
  Class B......      0.87       16.25
  Class C......      0.89       16.29
  For the Year Ended October 31, 2005
  Class A......      1.13       17.32
  Class B......      0.89       15.38
  Class C......      0.90       15.40
  For the Year Ended October 31, 2004
  Class A......      1.00       16.19
  Class B......      0.79       14.49
  Class C......      0.80       14.50
  For the Year Ended October 31, 2003
  Class A......      3.29       15.19
  Class B......      2.90       13.70
  Class C......      2.90       13.70




74                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    -- RATIOS AND SUPPLEMENTAL DATA --
      ----------------------------------------------------------------------------------------------

                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   BEFORE           AFTER           AFTER       RATIO OF
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                     AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(B)      (000'S)     EXPENSE(D)      EXPENSE(D)      EXPENSE(D)    NET ASSETS   RATE(C)
      ---------    ----------  --------------  --------------  --------------  ----------  ---------


        26.59%(g)   $ 39,831        1.50%           1.47%           1.47%         (0.30)%     159%
        25.70(g)      12,307        2.30            2.20            2.20          (1.04)       --
        25.68(g)      13,703        2.22            2.20            2.20          (1.04)       --

         8.07         40,215        1.68            1.50            1.50           0.14       123
         7.24         13,162        2.47            2.25            2.25          (0.61)       --
         7.34         13,065        2.39            2.25            2.25          (0.61)       --

        12.31         50,067        1.65            1.60            1.60           0.68       112
        11.44         15,156        2.45            2.35            2.35          (0.09)       --
        11.44         16,737        2.36            2.35            2.35          (0.05)       --

         2.24(g)      67,212        1.62            1.62            1.62          (0.25)      104
         1.48(g)      18,610        2.36            2.35            2.35          (0.98)       --
         1.59(g)      23,901        2.28            2.28            2.28          (0.91)       --

        22.13         70,002        1.76            1.65            1.65          (0.29)      138
        21.24         21,058        2.49            2.35            2.35          (1.00)       --
        21.27         27,158        2.36            2.35            2.35          (0.99)       --


        23.92(g)     627,677        1.27            1.27            1.27          (0.35)       89%
        23.02(g)      41,359        2.22            2.09            2.09          (1.17)       --
        23.10(g)      85,303        1.98            1.98            1.98          (1.06)       --

         6.52        707,000        1.34            1.33            1.33          (0.38)       92
         5.66         44,064        2.22            2.09            2.09          (1.14)       --
         5.78         85,469        2.02            2.02            2.02          (1.07)       --

         6.98        635,057        1.40            1.33            1.33          (0.30)       77
         6.14         46,251        2.27            2.15            2.15          (1.09)       --
         6.21         82,481        2.05            2.05            2.05          (1.01)       --

         6.58        384,160        1.55            1.45            1.45          (0.84)       66
         5.77         32,440        2.33            2.15            2.15          (1.54)       --
         5.84         47,575        2.07            2.07            2.07          (1.45)       --

        27.65         72,186        1.52            1.45            1.45          (0.65)      129
        26.85         11,552        2.26            2.12            2.12          (1.35)       --
        26.85         11,896        2.15            2.15            2.15          (1.36)       --




THE HARTFORD MUTUAL FUNDS                                                     75

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME
                 ---------  ----------  ---------  -----------  ----------  ----------
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......    $29.33     $(0.03)     $0.01       $11.05      $11.03      $   --
  Class B......     25.23      (0.20)      0.01         9.31        9.12          --
  Class C......     25.24      (0.10)        --         9.25        9.15          --
  For the Year Ended October 31, 2006
  Class A......     27.84      (0.07)        --         3.59        3.52          --
  Class B......     24.42      (0.25)        --         3.09        2.84          --
  Class C......     24.42      (0.23)        --         3.08        2.85          --
  For the Year Ended October 31, 2005
  Class A......     23.49      (0.06)        --         4.41        4.35          --
  Class B......     20.77      (0.25)        --         3.90        3.65          --
  Class C......     20.77      (0.25)        --         3.90        3.65          --
  For the Year Ended October 31, 2004
  Class A......     21.25      (0.17)        --         2.41        2.24          --
  Class B......     18.91      (0.26)        --         2.12        1.86          --
  Class C......     18.91      (0.28)        --         2.14        1.86          --
  For the Year Ended October 31, 2003
  Class A......     15.31      (0.07)        --         6.01        5.94          --
  Class B......     13.71      (0.12)        --         5.32        5.20          --
  Class C......     13.70      (0.09)        --         5.30        5.21          --
THE HARTFORD LARGECAP GROWTH FUND
  From (commencement of operations) November 30, 2006, through October 31, 2007
  Class A......     10.00      (0.01)        --         1.09        1.08       (0.01)
  Class B......     10.00      (0.08)        --         1.08        1.00       (0.01)
  Class C......     10.00      (0.07)        --         1.07        1.00       (0.01)
THE HARTFORD MIDCAP GROWTH FUND (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
  For the Year Ended October 31, 2007
  Class A......     11.28      (0.05)        --         1.98        1.93          --
  Class B......     11.14      (0.11)        --         1.95        1.84          --
  Class C......     11.13      (0.13)        --         1.94        1.81          --
  For the Year Ended October 31, 2006
  Class A......     10.14      (0.08)        --         1.32        1.24          --
  Class B......     10.08      (0.15)        --         1.31        1.16          --
  Class C......     10.08      (0.15)        --         1.30        1.15          --
  From (commencement of operations) January 1, 2005, through October 31, 2005
  Class A......     10.06      (0.06)        --         0.14        0.08          --
  Class B......     10.06      (0.09)        --         0.11        0.02          --
  Class C......     10.06      (0.09)        --         0.11        0.02          --
                                  -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------------------------------------
                                                                  NET
                 DISTRIBUTIONS                                 INCREASE
                      FROM                                    (DECREASE)  NET ASSET
                    REALIZED    DISTRIBUTIONS                   IN NET     VALUE AT
                    CAPITAL          FROM          TOTAL         ASSET      END OF
                     GAINS         CAPITAL     DISTRIBUTIONS     VALUE      PERIOD
                 -------------  -------------  -------------  ----------  ---------
THE HARTFORD GROWTH OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A......      $(2.12)         $--           $(2.12)$      $8.91      $38.24
  Class B......       (2.12)          --            (2.12)        7.00       32.23
  Class C......       (2.12)          --            (2.12)        7.03       32.27
  For the Year Ended October 31, 2006
  Class A......       (2.03)          --            (2.03)        1.49       29.33
  Class B......       (2.03)          --            (2.03)        0.81       25.23
  Class C......       (2.03)          --            (2.03)        0.82       25.24
  For the Year Ended October 31, 2005
  Class A......          --           --               --         4.35       27.84
  Class B......          --           --               --         3.65       24.42
  Class C......          --           --               --         3.65       24.42
  For the Year Ended October 31, 2004
  Class A......          --           --               --         2.24       23.49
  Class B......          --           --               --         1.86       20.77
  Class C......          --           --               --         1.86       20.77
  For the Year Ended October 31, 2003
  Class A......          --           --               --         5.94       21.25
  Class B......          --           --               --         5.20       18.91
  Class C......          --           --               --         5.21       18.91
THE HARTFORD LARGECAP GROWTH FUND
  From (commencement of operations) November 30, 2006, through October 31, 2007
  Class A......          --           --            (0.01)        1.07       11.07
  Class B......          --           --            (0.01)        0.99       10.99
  Class C......          --           --            (0.01)        0.99       10.99
THE HARTFORD MIDCAP GROWTH FUND (FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)
  For the Year Ended October 31, 2007
  Class A......       (0.48)          --            (0.48)        1.45       12.73
  Class B......       (0.48)          --            (0.48)        1.36       12.50
  Class C......       (0.48)          --            (0.48)        1.33       12.46
  For the Year Ended October 31, 2006
  Class A......       (0.10)          --            (0.10)        1.14       11.28
  Class B......       (0.10)          --            (0.10)        1.06       11.14
  Class C......       (0.10)          --            (0.10)        1.05       11.13
  From (commencement of operations) January 1, 2005, through October 31, 2005
  Class A......          --           --               --         0.08       10.14
  Class B......          --           --               --         0.02       10.08
  Class C......          --           --               --         0.02       10.08




76                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    -- RATIOS AND SUPPLEMENTAL DATA --
      ----------------------------------------------------------------------------------------------

                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   BEFORE           AFTER           AFTER       RATIO OF
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                     AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(B)      (000'S)     EXPENSE(D)      EXPENSE(D)      EXPENSE(D)    NET ASSETS   RATE(C)
      ---------    ----------  --------------  --------------  --------------  ----------  ---------


        40.39%(g)    989,969        1.42%           1.31%           1.31%        (0.12)%      120
        39.29(g)      56,396        2.18            2.11            2.11         (0.88)        --
        39.40(g)     201,274        1.98            1.98            1.98         (0.82)        --

        13.35        420,220        1.60            1.20            1.20         (0.31)       131
        12.36         33,670        2.26            2.08            2.08         (1.18)        --
        12.40         47,366        2.09            2.07            2.07         (1.17)        --

        18.52        222,682        1.54            1.36            1.36         (0.45)       156
        17.57         20,002        2.39            2.15            2.15         (1.27)        --
        17.57         18,842        2.13            2.13            2.13         (1.26)        --

        10.54         54,652        1.52            1.45            1.45         (0.94)       130
         9.84         11,518        2.45            2.14            2.14         (1.64)        --
         9.84         11,899        2.11            2.11            2.11         (1.61)        --

        38.80         17,149        1.49            1.45            1.45         (0.88)       158
        37.93          4,470        2.22            2.15            2.15         (1.58)        --
        38.03          5,238        2.10            2.10            2.10         (1.54)        --


        10.84(f)      11,349        1.54(e)         1.11(e)         1.11(e)      (0.08)(e)    129
         9.97(f)         360        2.40(e)         1.96(e)         1.96(e)      (0.93)(e)     --
         9.97(f)         545        2.37(e)         1.93(e)         1.93(e)      (0.94)(e)     --


        17.76         22,074        1.60            1.37            1.37         (0.43)       186
        17.15          4,509        2.55            1.96            1.96         (1.01)        --
        16.89          4,772        2.40            2.12            2.12         (1.17)        --

        12.31         23,542        1.69            1.50            1.50         (0.85)        99
        11.58          3,725        2.67            2.11            2.11         (1.46)        --
        11.48          3,861        2.52            2.26            2.26         (1.60)        --

         0.80(f)      14,995        2.22(e)         1.50(e)         1.50(e)      (0.95)(e)     97
         0.20(f)       2,354        3.35(e)         2.25(e)         2.25(e)      (1.70)(e)     --
         0.20(f)       1,741        3.26(e)         2.25(e)         2.25(e)      (1.70)(e)     --




THE HARTFORD MUTUAL FUNDS                                                     77

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                                         -- SELECTED PER-SHARE DATA (A) --
                -------------------------------------------------------------------------------------------------------------------






                                                  NET REALIZED
                                                       AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED      TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN         FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)    (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                OF PERIOD    (LOSS)    AFFILIATE   INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                ---------  ----------  ---------  ------------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A.....    $21.58     $(0.09)     $0.07        $4.77        $4.75        $--         $(1.87)         $--           $(1.87)
  Class B.....     19.97      (0.26)      0.10         4.36         4.20         --          (1.87)          --            (1.87)
  Class C.....     20.00      (0.23)      0.08         4.34         4.19         --          (1.87)          --            (1.87)
  For the Year Ended October 31, 2006
  Class A.....     18.45      (0.18)        --         3.31         3.13         --             --           --               --
  Class B.....     17.20      (0.36)        --         3.13         2.77         --             --           --               --
  Class C.....     17.22      (0.32)        --         3.10         2.78         --             --           --               --
  For the Year Ended October 31, 2005
  Class A.....     15.09      (0.16)        --         3.52         3.36         --             --           --               --
  Class B.....     14.17      (0.29)        --         3.32         3.03         --             --           --               --
  Class C.....     14.19      (0.29)        --         3.32         3.03         --             --           --               --
  For the Year Ended October 31, 2004
  Class A.....     14.28      (0.18)        --         0.99         0.81         --             --           --               --
  Class B.....     13.51      (0.27)        --         0.93         0.66         --             --           --               --
  Class C.....     13.52      (0.28)        --         0.95         0.67         --             --           --               --
  For the Year Ended October 31, 2003
  Class A.....      9.93      (0.13)        --         4.48         4.35         --             --           --               --
  Class B.....      9.46      (0.20)        --         4.25         4.05         --             --           --               --
  Class C.....      9.47      (0.20)        --         4.25         4.05         --             --           --               --
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.....     31.32      (0.13)        --         2.38         2.25         --             --           --               --
  Class B.....     28.12      (0.31)        --         2.12         1.81         --             --           --               --
  Class C.....     28.07      (0.35)        --         2.13         1.78         --             --           --               --
  For the Year Ended October 31, 2006
  Class A.....     28.30      (0.06)        --         3.08         3.02         --             --           --               --
  Class B.....     25.57      (0.26)        --         2.81         2.55         --             --           --               --
  Class C.....     25.56      (0.27)        --         2.78         2.51         --             --           --               --
  For the Year Ended October 31, 2005
  Class A.....     24.60      (0.15)        --         3.85         3.70         --             --           --               --
  Class B.....     22.39      (0.32)        --         3.50         3.18         --             --           --               --
  Class C.....     22.39      (0.28)        --         3.45         3.17         --             --           --               --
  For the Year Ended October 31, 2004
  Class A.....     22.91      (0.15)        --         1.84         1.69         --             --           --               --
  Class B.....     20.99      (0.28)        --         1.68         1.40         --             --           --               --
  Class C.....     20.99      (0.27)        --         1.67         1.40         --             --           --               --
  For the Year Ended October 31, 2003
  Class A.....     15.57      (0.09)        --         7.43         7.34         --             --           --               --
  Class B.....     14.36      (0.15)        --         6.78         6.63         --             --           --               --
  Class C.....     14.35      (0.16)        --         6.80         6.64         --             --           --               --
                -- SELECTED PER-SHARE
                     DATA (A) --
                ---------------------
                    NET
                 INCREASE
                (DECREASE)  NET ASSET
                  IN NET     VALUE AT
                   ASSET       END
                   VALUE    OF PERIOD
                ----------  ---------
THE HARTFORD SMALL COMPANY FUND
  For the Year Ended October 31, 2007
  Class A.....     $2.88      $24.46
  Class B.....      2.33       22.30
  Class C.....      2.32       22.32
  For the Year Ended October 31, 2006
  Class A.....      3.13       21.58
  Class B.....      2.77       19.97
  Class C.....      2.78       20.00
  For the Year Ended October 31, 2005
  Class A.....      3.36       18.45
  Class B.....      3.03       17.20
  Class C.....      3.03       17.22
  For the Year Ended October 31, 2004
  Class A.....      0.81       15.09
  Class B.....      0.66       14.17
  Class C.....      0.67       14.19
  For the Year Ended October 31, 2003
  Class A.....      4.35       14.28
  Class B.....      4.05       13.51
  Class C.....      4.05       13.52
THE HARTFORD SMALLCAP GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.....      2.25       33.57
  Class B.....      1.81       29.93
  Class C.....      1.78       29.85
  For the Year Ended October 31, 2006
  Class A.....      3.02       31.32
  Class B.....      2.55       28.12
  Class C.....      2.51       28.07
  For the Year Ended October 31, 2005
  Class A.....      3.70       28.30
  Class B.....      3.18       25.57
  Class C.....      3.17       25.56
  For the Year Ended October 31, 2004
  Class A.....      1.69       24.60
  Class B.....      1.40       22.39
  Class C.....      1.40       22.39
  For the Year Ended October 31, 2003
  Class A.....      7.34       22.91
  Class B.....      6.63       20.99
  Class C.....      6.64       20.99



(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 80 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 81.


78                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                         -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------


                                     RATIO OF             RATIO OF             RATIO OF
                                     EXPENSES             EXPENSES             EXPENSES
                                    TO AVERAGE           TO AVERAGE           TO AVERAGE       RATIO OF
                                    NET ASSETS           NET ASSETS           NET ASSETS          NET
                                      BEFORE               AFTER                AFTER         INVESTMENT
                   NET ASSETS      WAIVERS AND          WAIVERS AND          WAIVERS AND        INCOME
                    AT END OF     REIMBURSEMENTS       REIMBURSEMENTS       REIMBURSEMENTS        TO      PORTFOLIO
        TOTAL        PERIOD       AND INCLUDING        AND INCLUDING        AND EXCLUDING       AVERAGE    TURNOVER
      RETURN(B)      (000'S)   INTEREST EXPENSE(D)  INTEREST EXPENSE(D)  INTEREST EXPENSE(D)  NET ASSETS   RATE(C)
      ---------    ----------  -------------------  -------------------  -------------------  ----------  ---------


        23.88%(g)   $299,819           1.41%                1.40%                1.40%          (0.44)%      186%
        22.97(g)      52,549           2.28                 2.12                 2.12           (1.16)        --
        22.88(g)      63,650           2.15                 2.15                 2.15           (1.19)        --

        16.96        194,656           1.48                 1.40                 1.40           (0.87)       170
        16.10         52,036           2.32                 2.15                 2.15           (1.62)        --
        16.14         47,744           2.23                 2.15                 2.15           (1.62)        --

        22.27        159,577           1.57                 1.40                 1.40           (0.88)       104
        21.38         56,664           2.39                 2.15                 2.15           (1.63)        --
        21.35         44,564           2.30                 2.15                 2.15           (1.63)        --

         5.67        156,278           1.62                 1.45                 1.45           (1.15)       142
         4.88         58,438           2.40                 2.15                 2.15           (1.85)        --
         4.96         49,327           2.30                 2.15                 2.15           (1.85)        --

        43.81        141,327           1.63                 1.45                 1.45           (1.19)       179
        42.81         58,286           2.36                 2.15                 2.15           (1.89)        --
        42.77         52,010           2.23                 2.15                 2.15           (1.88)        --


         7.18(g)     162,102           1.62                 1.31                 1.31           (0.26)       105%
         6.44(g)      17,352           2.42                 2.00                 2.00           (0.95)        --
         6.34(g)      23,778           2.21                 2.15                 2.15           (1.10)        --

        10.67        228,776           1.56                 1.36                 1.36           (0.30)        86
         9.97         19,078           2.39                 2.02                 2.02           (0.95)        --
         9.82         24,070           2.25                 2.15                 2.15           (1.08)        --

        15.04         66,403           1.62                 1.40                 1.40           (0.65)        81
        14.20         16,230           2.51                 2.15                 2.15           (1.40)        --
        14.16         15,668           2.33                 2.15                 2.15           (1.40)        --

         7.38         42,962           1.77                 1.45                 1.45           (0.81)       102
         6.67         11,930           2.59                 2.15                 2.15           (1.51)        --
         6.67         10,140           2.38                 2.15                 2.15           (1.51)        --

        47.14         17,544           1.61                 1.45                 1.45           (0.83)       122
        46.17          6,571           2.31                 2.15                 2.15           (1.53)        --
        46.27          5,076           2.22                 2.15                 2.15           (1.53)        --




THE HARTFORD MUTUAL FUNDS                                                     79

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
FUNDAMENTAL GROWTH FUND
Class A Shares                                  1.47%               1.48%               1.57%
Class B Shares                                  2.22%               2.23%               2.32%
Class C Shares                                  2.20%               2.23%               2.32%
GROWTH FUND
Class A Shares                                  1.27%               1.31%               1.31%
Class B Shares                                  2.08%               2.08%               2.13%
Class C Shares                                  1.98%               2.00%               2.03%
GROWTH OPPORTUNITIES FUND
Class A Shares                                  1.31%               1.18%               1.30%
Class B Shares                                  2.10%               2.05%               2.08%
Class C Shares                                  1.97%               2.05%               2.07%
LARGECAP GROWTH FUND
Class A Shares                                  1.11%(B)
Class B Shares                                  1.96%(B)
Class C Shares                                  1.93%(B)
MIDCAP GROWTH FUND
Class A Shares                                  0.95%               1.20%#
Class B Shares                                  1.96%               2.05%#
Class C Shares                                  1.90%               2.07%#
SMALL COMPANY FUND
Class A Shares                                  1.39%               1.37%               1.35%
Class B Shares                                  2.11%               2.12%               2.10%
Class C Shares                                  2.14%               2.11%               2.10%
SMALLCAP GROWTH FUND
Class A Shares                                  1.30%               1.34%               1.38%
Class B Shares                                  2.00%               2.00%               2.13%
Class C Shares                                  2.14%               2.13%               2.13%


--------

(B) From November 30, 2006 (commencement of operations), through October 31,
    2007.

#  From July 31, 2006 (commencement of operations), through October 31, 2006.


80                                                     THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                                        IMPACT FROM
                                                                                       PAYMENT FROM
                                                                                       AFFILIATE FOR
                                                 IMPACT FROM                          TRANSFER AGENT
                             IMPACT FROM        PAYMENT FROM                            ALLOCATION
                             PAYMENT FROM       AFFILIATE FOR       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                          AFFILIATE FOR SEC        TRADING       EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                            SETTLEMENT FOR     REIMBURSEMENTS    FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                        THE YEAR ENDED   FOR THE YEAR ENDED    THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                       OCTOBER 31, 2007   OCTOBER 31, 2007    OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                          -----------------------------------------------------------------------------------------------
Fundamental Growth Fund
  Class A                        0.28%                --                26.24%             0.03%              2.21%
Fundamental Growth Fund
  Class B                        0.29%                --                25.34%               --               1.48%
Fundamental Growth Fund
  Class C                        0.29%                --                25.32%             0.06%              1.53%
Growth Fund Class A              0.01%                --                23.90%               --                 --
Growth Fund Class B              0.01%                --                23.00%               --                 --
Growth Fund Class C              0.01%                --                23.08%               --                 --
Growth Opportunities
  Fund Class A                   0.03%                --                40.34%               --                 --
Growth Opportunities
  Fund Class B                   0.04%                --                39.24%               --                 --
Growth Opportunities
  Fund Class C                   0.04%                --                39.35%               --                 --
MidCap Growth Fund Class
  A                                --               0.13%               25.00%               --                 --
MidCap Growth Fund Class
  B                                --               0.13%               23.67%               --                 --
MidCap Growth Fund Class
  C                                --               0.13%               23.77%               --                 --
Small Company Fund Class
  A                              0.16%              0.22%               23.41%               --                 --
Small Company Fund Class
  B                              0.18%              0.24%               22.46%               --                 --
Small Company Fund Class
  C                              0.18%              0.24%               22.37%               --                 --
SmallCap Growth Fund
  Class A                        0.01%                --                 7.17%               --                 --
SmallCap Growth Fund
  Class B                        0.01%                --                 6.43%               --                 --
SmallCap Growth Fund
  Class C                        0.01%                --                 6.33%               --                 --




THE HARTFORD MUTUAL FUNDS                                                     81

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Fundamental Growth Fund       A         1269    416645224    HFFAX
The Hartford Fundamental Growth Fund       B         1270    416645216    HFFBX
The Hartford Fundamental Growth Fund       C         1271    416645190    HFFCX
The Hartford Growth Fund                   A         1228    416529691    HGWAX
The Hartford Growth Fund                   B         1229    416529683    HGWBX
The Hartford Growth Fund                   C         1230    416529675    HGWCX
The Hartford Growth Opportunities Fund     A         1618    416529881    HGOAX
The Hartford Growth Opportunities Fund     B         1619    416529873    HGOBX
The Hartford Growth Opportunities Fund     C         1620    416529865    HGOCX
The Hartford LargeCap Growth Fund          A         1320    416649812    HLPAX
The Hartford LargeCap Growth Fund          B         1321    416649796    HLPBX
The Hartford LargeCap Growth Fund          C         1322    416649788    HLPCX
The Hartford MidCap Growth Fund            A         1201    416648640    HSMAX
The Hartford MidCap Growth Fund            B         1202    416648632    HSMBX
The Hartford MidCap Growth Fund            C         1203    416648624    HTSCX
The Hartford Small Company Fund            A          205    416645109    IHSAX
The Hartford Small Company Fund            B          227    416645208    HSCBX
The Hartford Small Company Fund            C          231    416645646    HSMCX
The Hartford SmallCap Growth Fund          A         1622    416529105    HSLAX
The Hartford SmallCap Growth Fund          B         1623    416529204    HSLBX
The Hartford SmallCap Growth Fund          C         1624    416529303    HSLCX




82                                                     THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008

AS WITH ALL MUTUAL       THE HARTFORD DOMESTIC EQUITY BLEND FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD ADVISERS FUND
EXCHANGE COMMISSION     THE HARTFORD CAPITAL APPRECIATION FUND
HAS NOT APPROVED OR     THE HARTFORD CAPITAL APPRECIATION II FUND
DISAPPROVED THESE       THE HARTFORD CHECKS AND BALANCES FUND
SECURITIES OR PASSED    THE HARTFORD DISCIPLINED EQUITY FUND
UPON THE ADEQUACY OF    THE HARTFORD MIDCAP FUND
THIS PROSPECTUS. ANY    THE HARTFORD STOCK FUND
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         2
A summary of each           The Hartford Advisers Fund
fund's                                                                           3
goals, principal            The Hartford Capital Appreciation Fund
  strategies,                                                                    8
main risks,                 The Hartford Capital Appreciation II Fund
  performance and                                                               12
expenses                    The Hartford Checks and Balances Fund               16
                            The Hartford Disciplined Equity Fund                20
                            The Hartford MidCap Fund                            24
                            The Hartford Stock Fund                             28
Description of other        Investment strategies and investment matters        32
investment                  Terms used in this Prospectus
strategies and                                                                  36
investment risks
Investment manager          Management of the funds
and                                                                             38
management fee
information
Information on your         About your account
account                                                                         42
                            Choosing a share class                              42
                            How sales charges are calculated                    44
                            Sales charge reductions and waivers                 45
                            Opening an account                                  50
                            Buying shares                                       52
                            Selling shares                                      54
                            Transaction policies                                58
                            Dividends and account policies                      62
                            Additional investor services                        63
Further information         Financial highlights
on the                                                                          65
funds                       Fund code, CUSIP number and symbol                  74
                            For more information                                75




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except the Checks and Balances Fund, also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Checks and Balances Fund and MidCap Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Capital Appreciation Fund, Capital Appreciation II Fund and Checks and Balances Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

The Checks and Balances Fund is referred to as a "fund of funds," and diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

The funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). With respect to the Checks and Balances Fund, HIFSCO administers the asset allocation program and provides portfolio management for this fund. The day-to-day portfolio management of each of the other funds is provided by Wellington Management Company, LLP ("Wellington Management"). Information regarding HIFSCO and Wellington Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch, Inc. ("Fitch"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, prepayment risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks.


THE HARTFORD MUTUAL FUNDS                                                      3

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.




4                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       21.09%    12.08%     0.90%    -5.21%    -13.22%   17.84%     3.43%     6.74%    10.16%     6.16%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 10.65% (4th quarter, 1998) and the lowest quarterly return was -9.66% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                      5

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                            1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                0.32%     7.53%     4.94%
  Class A Return After Taxes on Distributions               -3.30%     6.30%     3.74%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                1.08%     5.89%     3.62%
  Class B Return Before Taxes                                0.67%     7.63%     4.76%
  Class C Return Before Taxes(1)                             4.56%     8.03%     4.82%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                  5.49%    12.82%     5.91%
  Lehman Brothers Government/Credit Bond Index (reflects
  no deduction for fees, expenses or taxes)                  7.23%     4.44%     6.01%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


6                                                      THE HARTFORD MUTUAL FUNDS

                                                      THE HARTFORD ADVISERS FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.63%       0.63%       0.63%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.27%       0.36%       0.20%
  Total annual operating expenses(4)                         1.15%       1.99%       1.83%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.18%. In addition, Hartford Administrative Services Company ("HASCO"), the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  661     $  702     $  286
  Year 3                                                       $  895     $  924     $  576
  Year 5                                                       $1,148     $1,273     $  990
  Year 10                                                      $1,871     $2,100     $2,148


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  661     $  202     $  186
  Year 3                                                       $  895     $  624     $  576
  Year 5                                                       $1,148     $1,073     $  990
  Year 10                                                      $1,871     $2,100     $2,148




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.




8                                                      THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.26%    66.76%     8.35%    -6.74%    -22.86%   40.40%    17.93%    15.10%    15.66%    16.18%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 36.81% (4th quarter, 1999) and the lowest quarterly return was -21.94% (3rd quarter, 1998).



THE HARTFORD MUTUAL FUNDS                                                      9

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                               1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                   9.79%    19.32%    12.50%
  Class A Return After Taxes on Distributions                   7.88%    18.13%    10.90%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                   7.71%    16.73%    10.25%
  Class B Return Before Taxes                                  10.25%    19.56%    12.30%
  Class C Return Before Taxes(1)                               14.32%    19.86%    12.36%
  Russell 3000 Index (reflects no deduction for fees,
  expenses or taxes)                                            5.14%    13.63%     6.22%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


10                                                     THE HARTFORD MUTUAL FUNDS

                                          THE HARTFORD CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or
  redemption proceeds, whichever is less)                    None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.66%        0.66%        0.66%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.18%        0.25%        0.16%
  Total annual operating expenses(4)                        1.09%        1.91%        1.82%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.29%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  655     $  694     $  285
  Year 3                                                       $  878     $  900     $  573
  Year 5                                                       $1,118     $1,232     $  985
  Year 10                                                      $1,806     $2,019     $2,137


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  655     $  194     $  185
  Year 3                                                       $  878     $  600     $  573
  Year 5                                                       $1,118     $1,032     $  985
  Year 10                                                      $1,806     $2,019     $2,137




THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth:

Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value:

Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities:

Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.


12                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       17.66%    18.15%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 9.89% (2nd quarter, 2007) and the lowest quarterly return was -1.75% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                     13

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 04/29/05)
  Class A Return Before Taxes                                 11.65%         18.10%
  Class A Return After Taxes on Distributions                  9.20%         16.63%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  7.99%         14.88%
  Class B Return Before Taxes                                 12.17%         18.86%
  Class C Return Before Taxes                                 16.30%         19.82%
  Russell 3000 Index (reflects no deduction for fees,
  expenses or taxes)                                           5.14%         11.90%


INDEX: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.


14                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CAPITAL APPRECIATION II FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or
  redemption proceeds, whichever is less)                     None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.94%       0.94%       0.94%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.22%       0.32%       0.20%
  Total annual operating expenses(4)                         1.41%       2.26%       2.14%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  686     $  729     $  317
  Year 3                                                       $  972     $1,006     $  670
  Year 5                                                       $1,279     $1,410     $1,149
  Year 10                                                      $2,148     $2,381     $2,472


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  686     $  229     $  217
  Year 3                                                       $  972     $  706     $  670
  Year 5                                                       $1,279     $1,210     $1,149
  Year 10                                                      $2,148     $2,381     $2,472




THE HARTFORD MUTUAL FUNDS                                                     15

THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund's asset allocation and rebalancing strategy provides a system of "checks and balances" that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Hartford Capital Appreciation Fund's goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund's goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund's sub-adviser evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund's goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch or

16                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------


securities which, if unrated, are determined by Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.



18                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. HIFSCO will not charge a management fee because the fund is not actively managed. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           None          None         None
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.16%         0.22%        0.15%
  Acquired Fund fees and expenses(4)                       0.65%         0.65%        0.65%
  Total annual operating expenses(5)                       1.06%         1.87%        1.80%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.
(4) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90 and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                        $652       $690       $283
  Year 3                                                        $869       $888       $566


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                        $652       $190       $183
  Year 3                                                        $869       $588       $566





THE HARTFORD MUTUAL FUNDS                                                     19

THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



20                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       20.80%    -6.49%    -8.50%    -25.11%   28.36%     7.73%     6.07%    11.82%     7.86%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.26% (4th quarter, 1999) and the lowest quarterly return was -16.60% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     21

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 04/30/98)
  Class A Return Before Taxes                              1.93%    10.82%         4.17%
  Class A Return After Taxes on Distributions              1.87%    10.69%         3.91%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                           1.25%     9.37%         3.47%
  Class B Return Before Taxes                              2.13%    11.03%         4.05%
  Class C Return Before Taxes(1)                           6.12%    11.33%         4.07%
  S&P 500 Index (reflects no deduction for fees,
  expenses or taxes)                                       5.49%    12.82%         4.59%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


22                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or
  redemption proceeds, whichever is less)                    None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.80%        0.80%        0.80%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.35%        0.54%        0.30%
  Total annual operating expenses                           1.40%        2.34%        2.10%
  Less: Contractual expense reimbursement(4)                 None        0.35%         None
  Net annual operating expenses(4)                          1.40%        1.99%        2.10%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  685     $  702     $  313
  Year 3                                                       $  969     $  924     $  658
  Year 5                                                       $1,274     $1,273     $1,129
  Year 10                                                      $2,137     $2,165     $2,431


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Yegar 1                                                      $  685     $  202     $  213
  Year 3                                                       $  969     $  624     $  658
  Year 5                                                       $1,274     $1,073     $1,129
  Year 10                                                      $2,137     $2,165     $2,431




THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD MIDCAP FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES TO INVESTORS WHO PARTICIPATE IN WRAP-FEE OR SIMILAR PROGRAMS IN CONNECTION WITH CERTAIN INVESTMENT PLATFORMS. CURRENTLY, THE WRAP-FEE PROGRAMS THAT QUALIFY ARE THOSE WITH STRATEGIC ADVISERS, INC. (THAT ARE CLEARED THROUGH NATIONAL FINANCIAL SERVICES), THE RAYMOND JAMES FREEDOM WRAP ACCOUNT, AND THE A.G. EDWARDS PROFESSIONAL FUND ADVISOR (PFA) WRAP ACCOUNT. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004, (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, AND (3) TO CERTAIN QUALIFIED RETIREMENT PLANS THAT INCLUDED (OR OFFERED) THE FUND AS AN INVESTMENT OPTION PRIOR TO AUGUST 16, 2004.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington

24                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------


Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       23.12%    50.17%    24.86%    -4.65%    -15.01%   35.84%    15.94%    16.25%    11.04%    14.72%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 29.78% (4th quarter, 1999) and the lowest quarterly return was -18.47% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     25

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                               1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                   8.41%    17.11%    15.21%
  Class A Return After Taxes on Distributions                   4.74%    14.96%    13.46%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                   7.88%    14.50%    12.95%
  Class B Return Before Taxes                                   9.11%    17.35%    15.02%
  Class C Return Before Taxes(1)                               12.93%    17.66%    15.09%
  S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)                                            7.98%    16.20%    11.20%


INDEX: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


26                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD MIDCAP FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.73%        0.73%        0.73%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.23%        0.26%        0.18%
  Total annual operating expenses(4)                        1.21%        1.99%        1.91%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.37%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  667     $  702     $  294
  Year 3                                                       $  913     $  924     $  600
  Year 5                                                       $1,178     $1,273     $1,032
  Year 10                                                      $1,935     $2,115     $2,233


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  667     $  202     $  194
  Year 3                                                       $  913     $  624     $  600
  Year 5                                                       $1,178     $1,073     $1,032
  Year 10                                                      $1,935     $2,115     $2,233




THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.


--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. Large capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small or medium capitalization stocks. Similarly, if Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



28                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       31.33%    22.31%    -5.09%    -13.73%   -24.49%   25.34%     3.14%     8.84%    13.73%     5.21%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.30% (4th quarter, 1998) and the lowest quarterly return was -17.28% (2nd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     29

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                            1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                               -0.58%     9.73%     4.68%
  Class A Return After Taxes on Distributions               -0.62%     9.63%     4.37%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                               -0.37%     8.42%     3.92%
  Class B Return Before Taxes                               -0.68%     9.79%     4.46%
  Class C Return Before Taxes(1)                             3.48%    10.20%     4.55%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                  5.49%    12.82%     5.91%


INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


30                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD STOCK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.71%         0.71%        0.71%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.39%         0.50%        0.30%
  Total annual operating expenses                          1.35%         2.21%        2.01%
  Less: Contractual expense reimbursement(5)               0.13%         0.14%         None
  Net annual operating expenses(5)                         1.22%         2.07%        2.01%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  667     $  710     $  304
  Year 3                                                       $  916     $  949     $  630
  Year 5                                                       $1,183     $1,314     $1,083
  Year 10                                                      $1,946     $2,182     $2,338


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  667     $  210     $  204
  Year 3                                                       $  916     $  649     $  630
  Year 5                                                       $1,183     $1,114     $1,083
  Year 10                                                      $1,946     $2,182     $2,338





THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

With respect to Checks and Balances Fund, the fund's share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of Checks and Balances Fund to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which Checks and Balances Fund invests is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because Checks and Balances Fund invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of Checks and Balances Fund in direct proportion to the amount of assets Checks and Balances Fund allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each fund (or in the case of Checks and Balances Fund, the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities (through certain Underlying Funds in the case of Checks and Balances Fund) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Advisers Fund and Checks and Balances Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund (through certain Underlying Funds in the case of Checks and Balances
Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds in the case of Checks and Balances Fund) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those

32                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's (or in the case of Checks and Balances Fund, an Underlying Fund's) portfolio investments. Hedging techniques may not always be available to the funds (or in the case of Checks and Balances Fund, an Underlying Fund), and it may not always be feasible for a fund (or in the case of a Checks and Balances Fund, an Underlying Fund) to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund in the case of Checks and Balances Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's (or in the case of Checks and Balances Fund, an Underlying Fund's) manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund in the case of Checks and Balances Fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds (through certain Underlying Funds in the case of Checks and Balances
Fund) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund in the case of Checks and Balances Fund) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund in the case of Checks and Balances Fund) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or

THE HARTFORD MUTUAL FUNDS                                                     33

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of Checks and Balances Fund), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Capital Appreciation Fund and Capital Appreciation II Fund may invest in emerging markets as part of their principal investment strategy. All other funds (through certain Underlying Funds in the case of Checks and Balances Fund) may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds in the case of Checks and Balances Fund) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

Capital Appreciation II Fund may invest in securities of small capitalization companies as part of its principal investment strategy. All other funds (in the case of Checks and Balances Fund, through Underlying Funds), may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit

34                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).


THE HARTFORD MUTUAL FUNDS                                                     35

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


  CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Capital Appreciation II Fund may have a relatively high portfolio turnover.

The other funds (except Checks and Balances Fund) may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Disciplined Equity Fund, MidCap Fund, and Stock Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as Checks and Balances Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the fund of funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.


36                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds in the case of Checks and Balances
Fund) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.





THE HARTFORD MUTUAL FUNDS                                                     37

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund, administers the asset allocation program for the Checks and Balances Fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds (except Checks and Balances Fund) rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS
Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Advisers Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, MidCap Fund and Stock Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

 SOFT DOLLAR PRACTICES
The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a

38                                                     THE HARTFORD MUTUAL FUNDS

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

CAPITAL APPRECIATION II FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $250 million                      1.00%
Next $250 million                       0.95%
Next $500 million                       0.90%
Amount Over $1 billion                  0.85%


MIDCAP FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.85%
Next $500 million                       0.75%
Amount Over $1 billion                  0.70%


CAPITAL APPRECIATION FUND AND DISCIPLINED EQUITY FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.80%
Next $500 million                       0.70%
Amount Over $1 billion                  0.65%


STOCK FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.75%
Next $500 million                       0.70%
Amount Over $1 billion                  0.65%


ADVISERS FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.690%
Next $500 million                       0.625%
Amount Over $1 billion                  0.575%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Advisers Fund             0.63%
The Hartford Capital Appreciation
  Fund                                 0.66%
The Hartford Capital Appreciation
  II Fund                              0.94%
The Hartford Checks and Balances
  Fund                                 0.00%
The Hartford Disciplined Equity
  Fund                                 0.80%
The Hartford MidCap Fund               0.73%
The Hartford Stock Fund                0.74%


A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

ADVISERS FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of

THE HARTFORD MUTUAL FUNDS                                                     39

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004 and for clients of the firm for at least the past five years. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

CAPITAL APPRECIATION FUND Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1996. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Frank D. Catrickes, CFA CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1998. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

CAPITAL APPRECIATION II FUND The fund employed a multiple portfolio manager structure since its inception in 2005. The five portfolio managers with the most significant responsibilities are set forth below:

Michael T. Carmen, CFA, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Carmen joined Wellington Management as an investment professional in 1999.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

Frank D. Catrickes, CFA, CMT, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Catrickes joined Wellington Management as an investment professional in 1998.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2005 and for clients of the firm for at least the past five years. Mr. Pannell joined Wellington Management as an investment professional in 1974.


40                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

CHECKS AND BALANCES FUND The fund is managed by HIFSCO's Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception
(2007). Mr. Meyer has over 18 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.

DISCIPLINED EQUITY FUND James A. Rullo, CFA, Senior Vice President and Director of the Quantitative Investment Group of Wellington Management, has served as portfolio manager for the fund since its inception in 1998. Mr. Rullo joined Wellington Management as an investment professional in 1994.

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Chally joined the firm in 1994 and has been an investment professional since 1996.

MIDCAP FUND Phillip H. Perelmuter, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 1997. Mr. Perelmuter joined Wellington Management as an investment professional in 1995.

STOCK FUND Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past three years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Asset Company from 1988 to 2005.



THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS
Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS
HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company").

42                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS
The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are

THE HARTFORD MUTUAL FUNDS                                                     43

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


44                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company

THE HARTFORD MUTUAL FUNDS                                                     45

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

46                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares

THE HARTFORD MUTUAL FUNDS                                                     47

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.


48                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.


THE HARTFORD MUTUAL FUNDS                                                     49

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.


50                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     51

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




52                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     53

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




54                                                     THE HARTFORD MUTUAL FUNDS

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     55

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




56                                                     THE HARTFORD MUTUAL FUNDS

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     57

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds (through certain Underlying Funds in the case of Checks and Balances
Fund) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds in the case of Checks and Balances Fund) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors (or in the case of Checks and Balances Fund, the Board of Directors of the Underlying Funds). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds in the case of Checks and Balances Fund) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds in the case of Checks and Balances Fund) uses a fair value pricing service approved by that fund's Board (or in the case of a fund of funds, the Board of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds in the case of Checks and Balances Fund) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds in the case of Checks and Balances Fund) could obtain the fair value assigned to a security if it (through certain Underlying Funds in the case of Checks and Balances Fund) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds in the case of Checks and Balances
Fund) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors (or in the case of Checks and Balances Fund, the Board of Directors of the Underlying

58                                                     THE HARTFORD MUTUAL FUNDS

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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------
Funds). Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the

THE HARTFORD MUTUAL FUNDS                                                     59

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TRANSACTION POLICIES
--------------------------------------------------------------------------------
fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds in the case of Checks and Balances Fund) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of

60                                                     THE HARTFORD MUTUAL FUNDS

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                                                            TRANSACTION POLICIES
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HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds in the case of the fund of funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or

THE HARTFORD MUTUAL FUNDS                                                     61

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TRANSACTION POLICIES
--------------------------------------------------------------------------------
1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Advisers Fund and Checks and Balances Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund of funds from an Underlying Fund generally will be treated as ordinary income of the fund of funds if paid from

62                                                     THE HARTFORD MUTUAL FUNDS

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                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund of funds as long-term capital gains. With respect to the funds of funds, a portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund in the case of a fund of funds) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.


THE HARTFORD MUTUAL FUNDS                                                     63

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TRANSACTION POLICIES
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SYSTEMATIC WITHDRAWAL PLAN  may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.



64                                                     THE HARTFORD MUTUAL FUNDS

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     65

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      -- SELECTED PER-SHARE DATA(A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class A.........    $16.74     $ 0.30      $0.01       $1.87        $2.18      $(0.31)       $(0.09)         $--
  Class B.........     16.57       0.16       0.02        1.84         2.02       (0.16)        (0.09)          --
  Class C.........     16.73       0.18       0.01        1.87         2.06       (0.19)        (0.09)          --
  For the Year Ended October 31, 2006
  Class A.........     15.34       0.31         --        1.38         1.69       (0.29)           --           --
  Class B.........     15.19       0.18         --        1.37         1.55       (0.17)           --           --
  Class C.........     15.34       0.19         --        1.38         1.57       (0.18)           --           --
  For the Year Ended October 31, 2005(g)
  Class A.........     14.57       0.26         --        0.80         1.06       (0.29)           --           --
  Class B.........     14.43       0.14         --        0.79         0.93       (0.17)           --           --
  Class C.........     14.56       0.16         --        0.80         0.96       (0.18)           --           --
  For the Year Ended October 31, 2004(g)
  Class A.........     14.19       0.15       0.03        0.38         0.56       (0.18)           --           --
  Class B.........     14.05       0.03       0.04        0.38         0.45       (0.07)           --           --
  Class C.........     14.18       0.06       0.03        0.37         0.46       (0.08)           --           --
  For the Year Ended October 31, 2003(g)
  Class A.........     12.67       0.19         --        1.52         1.71       (0.19)           --           --
  Class B.........     12.54       0.09         --        1.51         1.60       (0.09)           --           --
  Class C.........     12.66       0.11         --        1.52         1.63       (0.11)           --           --
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(g)
  Class A.........     39.67       0.16         --        9.42         9.58       (0.13)        (3.04)          --
  Class B.........     36.25      (0.15)        --        8.53         8.38          --         (3.04)          --
  Class C.........     36.40      (0.12)        --        8.58         8.46          --         (3.04)          --
  For the Year Ended October 31, 2006
  Class A.........     36.51       0.15         --        6.43         6.58          --         (3.42)          --
  Class B.........     33.90      (0.10)        --        5.87         5.77          --         (3.42)          --
  Class C.........     34.00      (0.07)        --        5.89         5.82          --         (3.42)          --
  For the Year Ended October 31, 2005
  Class A.........     30.80       0.09         --        5.62         5.71          --            --           --
  Class B.........     28.82      (0.15)        --        5.23         5.08          --            --           --
  Class C.........     28.88      (0.11)        --        5.23         5.12          --            --           --
  For the Year Ended October 31, 2004
  Class A.........     26.50      (0.01)        --        4.31         4.30          --            --           --
  Class B.........     24.97      (0.21)        --        4.06         3.85          --            --           --
  Class C.........     25.00      (0.18)        --        4.06         3.88          --            --           --
  For the Year Ended October 31, 2003
  Class A.........     20.47      (0.04)        --        6.07         6.03          --            --           --
  Class B.........     19.44      (0.19)        --        5.72         5.53          --            --           --
  Class C.........     19.44      (0.16)        --        5.72         5.56          --            --           --
                      -- SELECTED PER-SHARE DATA(A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD ADVISERS FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.40)       $1.78      $18.52
  Class B.........       (0.25)        1.77       18.34
  Class C.........       (0.28)        1.78       18.51
  For the Year Ended October 31, 2006
  Class A.........       (0.29)        1.40       16.74
  Class B.........       (0.17)        1.38       16.57
  Class C.........       (0.18)        1.39       16.73
  For the Year Ended October 31, 2005(g)
  Class A.........       (0.29)        0.77       15.34
  Class B.........       (0.17)        0.76       15.19
  Class C.........       (0.18)        0.78       15.34
  For the Year Ended October 31, 2004(g)
  Class A.........       (0.18)        0.38       14.57
  Class B.........       (0.07)        0.38       14.43
  Class C.........       (0.08)        0.38       14.56
  For the Year Ended October 31, 2003(g)
  Class A.........       (0.19)        1.52       14.19
  Class B.........       (0.09)        1.51       14.05
  Class C.........       (0.11)        1.52       14.18
THE HARTFORD CAPITAL APPRECIATION FUND
  For the Year Ended October 31, 2007(g)
  Class A.........       (3.17)        6.41       46.08
  Class B.........       (3.04)        5.34       41.59
  Class C.........       (3.04)        5.42       41.82
  For the Year Ended October 31, 2006
  Class A.........       (3.42)        3.16       39.67
  Class B.........       (3.42)        2.35       36.25
  Class C.........       (3.42)        2.40       36.40
  For the Year Ended October 31, 2005
  Class A.........          --         5.71       36.51
  Class B.........          --         5.08       33.90
  Class C.........          --         5.12       34.00
  For the Year Ended October 31, 2004
  Class A.........          --         4.30       30.80
  Class B.........          --         3.85       28.82
  Class C.........          --         3.88       28.88
  For the Year Ended October 31, 2003
  Class A.........          --         6.03       26.50
  Class B.........          --         5.53       24.97
  Class C.........          --         5.56       25.00




66                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL        OF PERIOD      INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(b)       (000'S)      EXPENSE(d)      EXPENSE(d)      EXPENSE(d)    NET ASSETS   RATE(c)
      ---------     -----------  --------------  --------------  --------------  ----------  ---------



        13.23%(h)   $ 1,088,361       1.15%           1.10%           1.10%          1.67%       84%
        12.32(h)        248,020       1.96            1.91            1.91           0.85        --
        12.44(h)        206,799       1.83            1.78            1.78           0.98        --

        11.16         1,110,324       1.17            1.12            1.12           1.86        99
        10.25           341,772       1.96            1.91            1.91           1.07        --
        10.32           219,580       1.87            1.82            1.82           1.16        --

         7.30         1,222,944       1.21            1.19            1.19           1.73        66
         6.48           437,462       1.99            1.98            1.98           0.95        --
         6.63           253,605       1.91            1.89            1.89           1.06        --

         3.93(h)      1,539,264       1.22            1.22            1.22           1.23        42
         3.21(h)        550,499       1.95            1.95            1.95           0.50        --
         3.27(h)        355,711       1.86            1.86            1.86           0.58        --

        13.62         1,470,569       1.40            1.39            1.39           1.44        46
        12.86           593,179       2.13            2.12            2.12           0.72        --
        12.92           421,814       2.00            2.00            2.00           0.84        --


        26.15(h)     13,684,583       1.11            1.11            1.11           0.39        72%
        25.15(h)      2,209,870       1.92            1.92            1.92          (0.40)       --
        25.28(h)      4,411,286       1.83            1.83            1.83          (0.32)       --

        19.56         9,312,766       1.18            1.18            1.18           0.47        74
        18.59         1,868,359       1.97            1.97            1.97          (0.31)       --
        18.69         2,968,472       1.90            1.90            1.90          (0.25)       --

        18.54         6,071,891       1.26            1.26            1.26           0.31        93
        17.63         1,631,199       2.03            2.03            2.03          (0.45)       --
        17.73         1,834,562       1.94            1.94            1.94          (0.37)       --

        16.23         4,203,178       1.35            1.35            1.35          (0.05)       78
        15.42         1,432,121       2.06            2.06            2.06          (0.78)       --
        15.52         1,348,972       1.97            1.97            1.97          (0.68)       --

        29.46         2,357,913       1.45            1.43            1.43          (0.13)      113
        28.45         1,140,154       2.17            2.17            2.17          (0.87)       --
        28.60           981,246       2.05            2.05            2.05          (0.75)       --




THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class A......    $13.13     $   --      $  --       $4.13        $4.13      $   --        $(0.31)         $--
  Class B......     12.99      (0.07)        --        4.01         3.94          --         (0.31)          --
  Class C......     13.00      (0.06)        --        4.03         3.97          --         (0.31)          --
  For the Year Ended October 31, 2006
  Class A......     11.07      (0.01)        --        2.22         2.21          --         (0.15)          --
  Class B......     11.02      (0.07)        --        2.19         2.12          --         (0.15)          --
  Class C......     11.04      (0.06)        --        2.17         2.11          --         (0.15)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A......     10.00      (0.01)        --        1.08         1.07          --            --           --
  Class B......     10.00      (0.03)        --        1.05         1.02          --            --           --
  Class C......     10.00      (0.03)        --        1.07         1.04          --            --           --
THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class A......     10.00       0.05         --        0.51         0.56       (0.05)           --           --
  Class B......     10.00       0.03         --        0.49         0.52       (0.03)           --           --
  Class C......     10.00       0.03         --        0.49         0.52       (0.03)           --           --
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class A......     13.19       0.04       0.01        1.77         1.82       (0.10)           --           --
  Class B......     12.53      (0.07)      0.01        1.70         1.64       (0.01)           --           --
  Class C......     12.54      (0.07)      0.01        1.70         1.64       (0.01)           --           --
  For the Year Ended October 31, 2006
  Class A......     11.78       0.04         --        1.39         1.43       (0.02)           --           --
  Class B......     11.25      (0.03)        --        1.31         1.28          --            --           --
  Class C......     11.26      (0.04)        --        1.32         1.28          --            --           --
  For the Year Ended October 31, 2005
  Class A......     10.67       0.10         --        1.09         1.19       (0.08)           --           --
  Class B......     10.20      (0.02)        --        1.08         1.06       (0.01)           --           --
  Class C......     10.22      (0.02)        --        1.07         1.05       (0.01)           --           --
  For the Year Ended October 31, 2004
  Class A......     10.08       0.03         --        0.57         0.60       (0.01)           --           --
  Class B......      9.70      (0.05)        --        0.55         0.50          --            --           --
  Class C......      9.71      (0.05)        --        0.56         0.51          --            --           --
  For the Year Ended October 31, 2003
  Class A......      8.43       0.02         --        1.63         1.65          --            --           --
  Class B......      8.17      (0.04)        --        1.57         1.53          --            --           --
  Class C......      8.18      (0.04)        --        1.57         1.53          --            --           --
                   -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------

THE HARTFORD CAPITAL APPRECIATION II FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.31)       $3.82      $16.95
  Class B......       (0.31)        3.63       16.62
  Class C......       (0.31)        3.66       16.66
  For the Year Ended October 31, 2006
  Class A......       (0.15)        2.06       13.13
  Class B......       (0.15)        1.97       12.99
  Class C......       (0.15)        1.96       13.00
  From (commencement of operations) April
     29, 2005, through October 31, 2005
  Class A......          --         1.07       11.07
  Class B......          --         1.02       11.02
  Class C......          --         1.04       11.04
THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May
     31, 2007, through October 31, 2007
  Class A......       (0.05)        0.51       10.51
  Class B......       (0.03)        0.49       10.49
  Class C......       (0.03)        0.49       10.49
THE HARTFORD DISCIPLINED EQUITY FUND
  For the Year Ended October 31, 2007
  Class A......       (0.10)        1.72       14.91
  Class B......       (0.01)        1.63       14.16
  Class C......       (0.01)        1.63       14.17
  For the Year Ended October 31, 2006
  Class A......       (0.02)        1.41       13.19
  Class B......          --         1.28       12.53
  Class C......          --         1.28       12.54
  For the Year Ended October 31, 2005
  Class A......       (0.08)        1.11       11.78
  Class B......       (0.01)        1.05       11.25
  Class C......       (0.01)        1.04       11.26
  For the Year Ended October 31, 2004
  Class A......       (0.01)        0.59       10.67
  Class B......          --         0.50       10.20
  Class C......          --         0.51       10.22
  For the Year Ended October 31, 2003
  Class A......          --         1.65       10.08
  Class B......          --         1.53        9.70
  Class C......          --         1.53        9.71




68                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      -----------------------------------------------------------------------------------------------

                                   RATIO OF        RATIO OF        RATIO OF
                                   EXPENSES        EXPENSES        EXPENSES
                                  TO AVERAGE      TO AVERAGE      TO AVERAGE
                                  NET ASSETS      NET ASSETS      NET ASSETS
                                    BEFORE           AFTER           AFTER       RATIO OF
                                  WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                    NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                      AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(b)       (000'S)     EXPENSE(d)      EXPENSE(d)      EXPENSE(d)    NET ASSETS   RATE(c)
      ---------     ----------  --------------  --------------  --------------  ----------  ---------



        32.15%       $821,428        1.44%           1.44%           1.44%            --%      102
        31.01         104,908        2.29            2.29            2.29          (0.86)       --
        31.22         415,688        2.16            2.16            2.16          (0.73)       --

        20.21         241,238        1.66            1.60            1.60          (0.13)      113
        19.48          29,169        2.54            2.35            2.35          (0.88)       --
        19.35          97,678        2.37            2.33            2.33          (0.86)       --

        10.70(f)       56,981        1.99(e)         1.60(e)         1.60(e)       (0.30)(e)    46
        10.20(f)        6,343        2.97(e)         2.35(e)         2.35(e)       (1.10)(e)    --
        10.40(f)       19,494        2.82(e)         2.35(e)         2.35(e)       (1.12)(e)    --


         5.56(f)      172,572        0.43(e)         0.43(e)         0.43(e)        1.77(e)     --
         5.24(f)       19,750        1.26(e)         1.25(e)         1.25(e)        0.96(e)     --
         5.23(f)       55,105        1.18(e)         1.18(e)         1.18(e)        1.02(e)     --


        13.87(h)      177,170        1.40            1.40            1.40           0.32        72%
        13.14(h)       29,968        2.31            2.08            2.08          (0.35)       --
        13.07(h)       26,479        2.09            2.09            2.09          (0.37)       --

        12.13         189,375        1.40            1.40            1.40           0.39        67
        11.38          35,673        2.30            2.07            2.07          (0.28)       --
        11.37          29,153        2.10            2.10            2.10          (0.31)       --

        11.19         209,721        1.41            1.40            1.40           0.81        61
        10.35          39,806        2.34            2.15            2.15           0.06        --
        10.29          33,690        2.11            2.11            2.11           0.12        --

         5.92         241,014        1.46            1.45            1.45           0.30        62
         5.16          44,561        2.34            2.15            2.15          (0.41)       --
         5.25(h)       40,965        2.10            2.10            2.10          (0.36)       --

        19.57         243,842        1.56            1.45            1.45           0.24        76
        18.73          47,888        2.30            2.15            2.15          (0.46)       --
        18.70          46,162        2.17            2.15            2.15          (0.46)       --




THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD MIDCAP FUND
  For the Year Ended October 31, 2007
  Class A......    $25.31     $ 0.05      $0.02       $5.53        $5.60      $   --        $(4.02)         $--
  Class B......     23.35      (0.13)      0.02        5.01         4.90          --         (4.02)          --
  Class C......     23.47      (0.11)      0.02        5.04         4.95          --         (4.02)          --
  For the Year Ended October 31, 2006
  Class A......     26.32      (0.03)        --        3.44         3.41          --         (4.42)          --
  Class B......     24.77      (0.22)        --        3.22         3.00          --         (4.42)          --
  Class C......     24.86      (0.20)        --        3.23         3.03          --         (4.42)          --
  For the Year Ended October 31, 2005
  Class A......     22.61      (0.05)        --        4.24         4.19          --         (0.48)          --
  Class B......     21.47      (0.24)        --        4.02         3.78          --         (0.48)          --
  Class C......     21.52      (0.22)        --        4.04         3.82          --         (0.48)          --
  For the Year Ended October 31, 2004
  Class A......     20.58      (0.09)        --        2.12         2.03          --            --           --
  Class B......     19.68      (0.25)        --        2.04         1.79          --            --           --
  Class C......     19.71      (0.23)        --        2.04         1.81          --            --           --
  For the Year Ended October 31, 2003
  Class A......     15.50      (0.08)        --        5.16         5.08          --            --           --
  Class B......     14.93      (0.20)        --        4.95         4.75          --            --           --
  Class C......     14.94      (0.18)        --        4.95         4.77          --            --           --
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class A......     21.04       0.07       0.03        3.43         3.53       (0.10)           --           --
  Class B......     19.58      (0.19)      0.04        3.26         3.11          --            --           --
  Class C......     19.73      (0.12)      0.03        3.25         3.16          --            --           --
  For the Year Ended October 31, 2006(g)
  Class A......     18.39       0.11         --        2.58         2.69       (0.04)           --           --
  Class B......     17.23      (0.05)        --        2.40         2.35          --            --           --
  Class C......     17.35      (0.04)        --        2.42         2.38          --            --           --
  For the Year Ended October 31, 2005
  Class A......     16.76       0.16         --        1.57         1.73       (0.10)           --           --
  Class B......     15.76         --         --        1.47         1.47          --            --           --
  Class C......     15.84       0.04         --        1.47         1.51          --            --           --
  For the Year Ended October 31, 2004
  Class A......     16.21       0.03         --        0.52         0.55          --            --           --
  Class B......     15.35      (0.10)        --        0.51         0.41          --            --           --
  Class C......     15.41      (0.08)        --        0.51         0.43          --            --           --
  For the Year Ended October 31, 2003
  Class A......     13.73       0.04         --        2.44         2.48          --            --           --
  Class B......     13.10      (0.07)        --        2.32         2.25          --            --           --
  Class C......     13.13      (0.05)        --        2.33         2.28          --            --           --
                   -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------

THE HARTFORD MIDCAP FUND
  For the Year Ended October 31, 2007
  Class A......      $(4.02)      $ 1.58      $26.89
  Class B......       (4.02)        0.88       24.23
  Class C......       (4.02)        0.93       24.40
  For the Year Ended October 31, 2006
  Class A......       (4.42)       (1.01)      25.31
  Class B......       (4.42)       (1.42)      23.35
  Class C......       (4.42)       (1.39)      23.47
  For the Year Ended October 31, 2005
  Class A......       (0.48)        3.71       26.32
  Class B......       (0.48)        3.30       24.77
  Class C......       (0.48)        3.34       24.86
  For the Year Ended October 31, 2004
  Class A......          --         2.03       22.61
  Class B......          --         1.79       21.47
  Class C......          --         1.81       21.52
  For the Year Ended October 31, 2003
  Class A......          --         5.08       20.58
  Class B......          --         4.75       19.68
  Class C......          --         4.77       19.71
THE HARTFORD STOCK FUND
  For the Year Ended October 31, 2007
  Class A......       (0.10)        3.43       24.47
  Class B......          --         3.11       22.69
  Class C......          --         3.16       22.89
  For the Year Ended October 31, 2006(g)
  Class A......       (0.04)        2.65       21.04
  Class B......          --         2.35       19.58
  Class C......          --         2.38       19.73
  For the Year Ended October 31, 2005
  Class A......       (0.10)        1.63       18.39
  Class B......          --         1.47       17.23
  Class C......          --         1.51       17.35
  For the Year Ended October 31, 2004
  Class A......          --         0.55       16.76
  Class B......          --         0.41       15.76
  Class C......          --         0.43       15.84
  For the Year Ended October 31, 2003
  Class A......          --         2.48       16.21
  Class B......          --         2.25       15.35
  Class C......          --         2.28       15.41


--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 72 for impact on ratios)


70                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      -----------------------------------------------------------------------------------------------

                                   RATIO OF        RATIO OF        RATIO OF
                                   EXPENSES        EXPENSES        EXPENSES
                                  TO AVERAGE      TO AVERAGE      TO AVERAGE
                                  NET ASSETS      NET ASSETS      NET ASSETS
                                    BEFORE           AFTER           AFTER       RATIO OF
                                  WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                    NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                      AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(b)       (000'S)     EXPENSE(d)      EXPENSE(d)      EXPENSE(d)    NET ASSETS   RATE(c)
      ---------     ----------  --------------  --------------  --------------  ----------  ---------



        25.96%(h)   $2,205,026       1.22%           1.22%           1.22%          0.20%       76
        24.98(h)       454,927       1.99            1.99            1.99          (0.52)       --
        25.08(h)       528,342       1.91            1.91            1.91          (0.44)       --

        14.84        1,837,361       1.27            1.27            1.27          (0.13)       84
        13.97          449,488       2.04            2.04            2.04          (0.90)       --
        14.06          499,039       1.96            1.96            1.96          (0.82)       --

        18.85        1,677,327       1.30            1.30            1.30          (0.20)       74
        17.92          464,175       2.08            2.08            2.08          (0.98)       --
        18.07          499,502       1.99            1.99            1.99          (0.89)       --

         9.86        1,544,968       1.37            1.37            1.37          (0.41)       52
         9.10          438,658       2.11            2.11            2.11          (1.15)       --
         9.18          484,268       2.02            2.02            2.02          (1.06)       --

        32.77        1,413,021       1.50            1.48            1.48          (0.58)       70
        31.82          424,959       2.23            2.20            2.20          (1.30)       --
        31.93          477,891       2.10            2.10            2.10          (1.21)       --


        16.82(h)       665,897       1.37            1.28            1.28           0.26        96
        15.88(h)       170,341       2.20            2.11            2.11          (0.57)       --
        16.02(h)       149,640       2.03            1.98            1.98          (0.44)       --

        14.65          684,726       1.41            1.28            1.28           0.53       110
        13.64          223,639       2.23            2.12            2.12          (0.30)       --
        13.72          161,554       2.08            2.03            2.03          (0.21)       --

        10.36          727,492       1.42            1.33            1.33           0.89        62
         9.33          278,445       2.23            2.23            2.23          (0.02)       --
         9.53          182,587       2.09            2.09            2.09           0.17        --

         3.39          952,606       1.42            1.42            1.42           0.18        29
         2.67          343,148       2.18            2.18            2.18          (0.59)       --
         2.79          256,271       2.03            2.03            2.03          (0.44)       --

        18.06          976,663       1.47            1.45            1.45           0.26        37
        17.18          376,437       2.20            2.18            2.18          (0.47)       --
        17.36          311,874       2.07            2.07            2.07          (0.36)       --



(e)    Annualized.
(f)    Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 73.


THE HARTFORD MUTUAL FUNDS                                                     71

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
ADVISERS FUND
Class A Shares                                  1.09%               1.11%               1.18%
Class B Shares                                  1.90%               1.90%               1.96%
Class C Shares                                  1.78%               1.81%               1.88%
CAPITAL APPRECIATION FUND
Class A Shares                                  1.11%               1.17%               1.22%
Class B Shares                                  1.91%               1.96%               1.99%
Class C Shares                                  1.83%               1.88%               1.91%
CAPITAL APPRECIATION II FUND
Class A Shares                                  1.43%               1.59%               1.60%
Class B Shares                                  2.29%               2.34%               2.35%
Class C Shares                                  2.16%               2.32%               2.35%
CHECKS AND BALANCES FUND
Class A Shares                                  0.43%(S)
Class B Shares                                  1.25%(S)
Class C Shares                                  1.18%(S)
DISCIPLINED EQUITY FUND
Class A Shares                                  1.40%               1.39%               1.38%
Class B Shares                                  2.08%               2.07%               2.13%
Class C Shares                                  2.09%               2.09%               2.10%
MIDCAP FUND
Class A Shares                                  1.21%               1.25%               1.28%
Class B Shares                                  1.98%               2.01%               2.06%
Class C Shares                                  1.90%               1.93%               1.97%
STOCK FUND
Class A Shares                                  1.27%               1.26%               1.31%
Class B Shares                                  2.10%               2.10%               2.21%
Class C Shares                                  1.97%               2.01%               2.07%


--------
(S) From May 31, 2007 (commencement of operations), through October 31, 2007.


72                                                     THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                               IMPACT FROM
                                                                              PAYMENT FROM
                                                                              AFFILIATE FOR
                                                                             TRANSFER AGENT
                                        IMPACT FROM                            ALLOCATION
                                        PAYMENT FROM       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                                     AFFILIATE FOR SEC  EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                                       SETTLEMENT FOR   FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                                   THE YEAR ENDED     THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                                  OCTOBER 31, 2007   OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                                     ---------------------------------------------------------------------------
Advisers Fund Class A                       0.07%              13.15%             0.19%              3.74%
Advisers Fund Class B                       0.08%              12.24%             0.26%              2.95%
Advisers Fund Class C                       0.07%              12.36%             0.21%              3.06%
Capital Appreciation Class A                0.03%              26.11%               --                 --
Capital Appreciation Class B                0.04%              25.10%               --                 --
Capital Appreciation Class C                0.04%              25.23%               --                 --
Disciplined Equity Fund Class A             0.08%              13.78%               --                 --
Disciplined Equity Fund Class B             0.08%              13.05%               --                 --
Disciplined Equity Fund Class C             0.08%              12.98%             0.01%              5.24%
MidCap Fund Class A                         0.08%              25.86%               --                 --
MidCap Fund Class B                         0.09%              24.87%               --                 --
MidCap Fund Class C                         0.09%              24.97%               --                 --
Stock Fund Class A                          0.13%              16.67%               --                 --
Stock Fund Class B                          0.14%              15.72%               --                 --
Stock Fund Class C                          0.14%              15.86%               --                 --




THE HARTFORD MUTUAL FUNDS                                                     73

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------

                                              CLASS   FUND     CUSIP
NAME                                         SHARES   CODE     NUMBER    SYMBOL
----                                         ------   ----   ---------   ------
The Hartford Advisers Fund                   A         210   416645810   ITTAX
The Hartford Advisers Fund                   B         211   416645794   IHABX
The Hartford Advisers Fund                   C         212   416645588   HAFCX
The Hartford Capital Appreciation Fund       A         214   416645406   ITHAX
The Hartford Capital Appreciation Fund       B         228   416645505   IHCAX
The Hartford Capital Appreciation Fund       C         237   416645638   HCACX
The Hartford Capital Appreciation II Fund    A        1205   416648590   HCTAX
The Hartford Capital Appreciation II Fund    B        1206   416648582   HCTBX
The Hartford Capital Appreciation II Fund    C        1207   416648574   HFCCX
The Hartford Checks and Balances Fund        A        1591   41664L740   HCKAX
The Hartford Checks and Balances Fund        B        1592   41664L732   HCKBX
The Hartford Checks and Balances Fund        C        1593   41664L724   HCKCX
The Hartford Disciplined Equity Fund         A         215   416645679   HAIAX
The Hartford Disciplined Equity Fund         B         220   416645661   HGIBX
The Hartford Disciplined Equity Fund         C         243   416645547   HGICX
The Hartford MidCap Fund                     A         937   416645711   HFMCX
The Hartford MidCap Fund                     B         978   416645695   HAMBX
The Hartford MidCap Fund                     C         238   416645554   HMDCX
The Hartford Stock Fund                      A         221   416645877   IHSTX
The Hartford Stock Fund                      B         972   416645869   ITSBX
The Hartford Stock Fund                      C         242   416645612   HSFCX




74                                                     THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.
SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       MARCH 1, 2008


AS WITH ALL MUTUAL      THE HARTFORD DOMESTIC EQUITY VALUE FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD BALANCED INCOME FUND
EXCHANGE COMMISSION     THE HARTFORD DIVIDEND AND GROWTH FUND
HAS NOT APPROVED OR     THE HARTFORD EQUITY INCOME FUND
DISAPPROVED THESE       THE HARTFORD MIDCAP VALUE FUND
SECURITIES OR PASSED    THE HARTFORD SELECT MIDCAP VALUE FUND
UPON THE ADEQUACY OF    THE HARTFORD SELECT SMALLCAP VALUE FUND
THIS PROSPECTUS. ANY    THE HARTFORD VALUE FUND
REPRESENTATION TO       THE HARTFORD VALUE OPPORTUNITIES FUND
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------

Introduction                   Introduction                                     2
A summary of each              The Hartford Balanced Income Fund                3
fund's
goals, principal               The Hartford Dividend and Growth Fund            7
strategies,
main risks, performance        The Hartford Equity Income Fund                 11
and
expenses                       The Hartford MidCap Value Fund                  15
                               The Hartford Select MidCap Value Fund           19
                               The Hartford Select SmallCap Value Fund         23
                               The Hartford Value Fund                         28
                               The Hartford Value Opportunities Fund           32
Description of other           Investment strategies and investment matters    36
investment strategies          Terms used in this Prospectus                   39
and
investment risks
Investment manager and         Management of the funds                         41
management fee
information
Information on your            About your account                              47
account
                               Choosing a share class                          47
                               How sales charges are calculated                49
                               Sales charge reductions and waivers             50
                               Opening an account                              55
                               Buying shares                                   57
                               Selling shares                                  59
                               Transaction policies                            62
                               Dividends and account policies                  66
                               Additional investor services                    67
Further information on         Financial highlights                            69
the funds
                               Fund code, CUSIP number and symbol              80
                               For more information                            81




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Balanced Income Fund, MidCap Value Fund, Select MidCap Value Fund and Select SmallCap Value Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Dividend and Growth Fund, Equity Income Fund, Value Fund and Value Opportunities Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the Value Opportunities Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

Value Opportunities Fund is a series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and the sub-advisers is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management, and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above-average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by S&P or "Baa" by Moody's or "BBB" by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities or "junk bonds.". The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.


--------------------------------------------------------------------------------

MAIN RISKS. This fund is subject to, among others, stock market risk, interest rate risk, credit risk, income risk, manager allocation risk and foreign investment risk. You could lose money as a result of your investment.

Stock market risk means that the stocks held by the fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. Equity securities of mid-sized or small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Mid-sized or small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield-high risk bond prices can fall on bad news about the economy, an industry or a company.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of

THE HARTFORD MUTUAL FUNDS                                                      3

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------


falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. Manager allocation risk refers to the possibility that Wellington Management could allocate assets among different asset classes in a manner that results in the fund underperforming its peers.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging market securities.

--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURN
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.39%


        2007




 During the period shown in the bar chart, the highest quarterly return was 2.13% (3rd quarter, 2007) and the lowest quarterly return was -1.00% (4th quarter, 2007).


4                                                      THE HARTFORD MUTUAL FUNDS

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                               1 YEAR   (SINCE 07/31/06)
  Class A Return Before Taxes                                  -1.36%         4.09%
  Class A Return After Taxes on Distributions                  -2.56%         2.84%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  -0.88%         2.77%
  Class B Return Before Taxes                                  -1.46%         4.76%
  Class C Return Before Taxes                                   2.56%         7.50%
  Russell 1000 Value Index                                     -0.17%         8.19%
  Lehman Brothers Corporate Index                               4.56%         6.40%


INDICES: The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

The Lehman Brothers Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Lehman Brothers U.S. Aggregate Bond Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      5

                                               THE HARTFORD BALANCED INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.73%        0.73%        0.73%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.36%        0.45%        0.39%
  Total annual operating expenses                           1.34%        2.18%        2.12%
  Less: Contractual expense reimbursement(4)                0.09%        0.18%        0.12%
  Net annual operating expenses(4)                          1.25%        2.00%        2.00%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  703     $  303
  Year 3                                                       $  925     $  927     $  627
  Year 5                                                       $1,199     $1,278     $1,078
  Year 10                                                      $1,978     $2,134     $2,327


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  203     $  203
  Year 3                                                       $  925     $  627     $  627
  Year 5                                                       $1,199     $1,078     $1,078
  Year 10                                                      $1,978     $2,134     $2,327




6                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

--------------------------------------------------------------------------------

MAIN RISKS. As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. You could lose money as a result of your investment.

The fund's focus on large capitalization companies significantly influences its performance. Large capitalization stocks as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on medium or small capitalization stocks. Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Wellington Management's investment strategy will influence performance significantly. If Wellington Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                      7

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       14.47%     4.57%    10.04%    -4.57%    -14.19%   25.66%    12.01%     5.42%    19.56%     7.76%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 15.08% (2nd quarter, 2003) and the lowest quarterly return was -18.33% (3rd quarter, 2002).



8                                                      THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                            1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes                                1.83%    12.55%     6.90%
  Class A Return After Taxes on Distributions                0.41%    11.51%     6.00%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                2.21%    10.62%     5.64%
  Class B Return Before Taxes                                1.86%    12.63%     6.67%
  Class C Return Before Taxes(1)                             5.97%    13.02%     6.76%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                  5.49%    12.82%     5.91%
  Russell 1000 Value Index (reflects no deduction for
  fees, expenses or taxes)                                  -0.17%    14.63%     7.68%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


THE HARTFORD MUTUAL FUNDS                                                      9

                                           THE HARTFORD DIVIDEND AND GROWTH FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          0.63%         0.63%        0.63%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.20%         0.32%        0.19%
  Total annual operating expenses(4)                       1.08%         1.95%        1.82%


(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares at 1.25%. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  654     $  698     $  285
  Year 3                                                       $  875     $  912     $  573
  Year 5                                                       $1,113     $1,252     $  985
  Year 10                                                      $1,795     $2,049     $2,137


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  654     $  198     $  185
  Year 3                                                       $  875     $  612     $  573
  Year 5                                                       $1,113     $1,052     $  985
  Year 10                                                      $1,795     $2,049     $2,137




10                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     11

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.52%     4.98%    20.63%     6.71%


        2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 7.98% (4th quarter, 2004) and the lowest quarterly return was -2.47% (4th quarter, 2007).



12                                                     THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                        LIFE OF FUND
                                                            1 YEAR    (SINCE 08/28/03)
  Class A Return Before Taxes                                0.84%          10.95%
  Class A Return After Taxes on Distributions               -0.33%           9.91%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                0.99%           9.01%
  Class B Return Before Taxes                                0.82%          11.15%
  Class C Return Before Taxes                                4.95%          11.63%
  Russell 1000 Value Index (reflects no deduction for
  fees, expenses or taxes)                                  -0.17%          13.35%(1)


INDEX: The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Return is from 8/31/2003 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     13

                                                 THE HARTFORD EQUITY INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.73%         0.73%        0.73%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.20%         0.31%        0.18%
  Total annual operating expenses(5)                       1.18%         2.04%        1.91%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund. In addition, HIFSCO has voluntarily agreed to waive a portion of the management fee until October 31, 2008. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.68% and assuming "Other Expenses" remain as set forth in the table above, the total annual operating expenses you may pay if you buy and hold Class A, Class B or Class C shares of the fund are 1.13%, 1.99% and 1.86%, respectively.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  664     $  707     $  294
  Year 3                                                       $  904     $  940     $  600
  Year 5                                                       $1,163     $1,298     $ 1032
  Year 10                                                      $1,903     $2,148     $2,233


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  664     $  207     $  194
  Year 3                                                       $  904     $  640     $  600
  Year 5                                                       $1,163     $1,098     $1,032
  Year 10                                                      $1,903     $2,148     $2,233




14                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD MIDCAP VALUE FUND
--------------------------------------------------------------------------------

AS OF AUGUST 16, 2004, THE FUND NO LONGER OFFERS CLASS A, B AND C SHARES EXCEPT AS FOLLOWS. THE FUND WILL CONTINUE TO OFFER AND SELL SHARES: (1) THROUGH ACH AND OTHER SIMILAR SYSTEMATIC INVESTMENT FACILITIES TO INVESTORS WHO ESTABLISHED PLANS TO INVEST THROUGH SUCH FACILITIES PRIOR TO AUGUST 16, 2004 AND (2) FOR REINVESTMENT OF CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS.

THE FUND CONTINUES TO PAY 12B-1 FEES. THESE FEES ARE PAID FOR ONGOING SHAREHOLDER SERVICES, TO COMPENSATE BROKERS FOR PAST SALES AND TO REIMBURSE THE FUND'S DISTRIBUTOR FOR COMMISSIONS PAID IN CONNECTION WITH PAST SALES.

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                     15

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -13.49%   42.49%    15.54%     9.61%    17.04%     1.79%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 20.83% (2nd quarter, 2003) and the lowest quarterly return was -20.08% (3rd quarter, 2002).



16                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 04/30/01)
  Class A Return Before Taxes                             -3.80%    15.22%         8.70%
  Class A Return After Taxes on Distributions             -6.90%    13.05%         7.16%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                           0.61%    12.75%         7.18%
  Class B Return Before Taxes                             -3.10%    15.46%         8.84%
  Class C Return Before Taxes                              0.27%    15.72%         8.86%
  Russell 2500 Value Index (reflects no deduction for
  fees, expenses or taxes)                                -7.27%    16.17%        11.12%


INDEX: The Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.) You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     17

                                                  THE HARTFORD MIDCAP VALUE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.85%        0.85%        0.85%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.30%        0.42%        0.27%
  Total annual operating expenses                           1.40%        2.27%        2.12%
  Less: Contractual expense reimbursement(4)                 None        0.17%         None
  Net annual operating expenses(4)                          1.40%        2.10%        2.12%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  685     $  713     $  315
  Year 3                                                       $  969     $  958     $  664
  Year 5                                                       $1,274     $1,329     $1,139
  Year 10                                                      $2,137     $2,252     $2,452


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  685     $  213     $  215
  Year 3                                                       $  969     $  658     $  664
  Year 5                                                       $1,274     $1,129     $1,139
  Year 10                                                      $2,137     $2,252     $2,452




18                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between $446 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Equity securities of mid-sized companies may be more risky than those of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Hartford Investment Management's investment strategy will influence performance significantly. If Hartford Investment Management's stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money. In addition, if Hartford Investment Management incorrectly assesses a company's prospects for growth, or if its judgment about how other investors will value the company's growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated.



THE HARTFORD MUTUAL FUNDS                                                     19

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became a sub-adviser effective December 2006. Performance represents performance of previous sub-advisers.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       17.58%    -9.96%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.80% (4th quarter, 2006) and the lowest quarterly return was -10.32% (4th quarter, 2007).



20                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                       LIFE OF FUND
                                                           1 YEAR   (SINCE 04/29/2005)
  Class A Return Before Taxes                             -14.91%          4.67%
  Class A Return After Taxes on Distributions             -17.38%          2.74%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                           -8.88%          3.10%
  Class B Return Before Taxes                             -14.49%          5.18%
  Class C Return Before Taxes                             -11.37%          6.15%
  Russell MidCap Value Index (reflects no deduction for
  fees, expenses or taxes)                                 -1.42%         12.24%


INDEX: The Russell MidCap Value Index is an unmanaged index measuring the performance of the mid-cap value segment of the U.S. equity universe. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD SELECT MIDCAP VALUE FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.75%         0.75%        0.75%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.47%         0.69%        0.48%
  Total annual operating expenses                          1.47%         2.44%        2.23%
  Less: Contractual expense reimbursement(5)               0.17%         0.61%        0.19%
  Net annual operating expenses(5)                         1.30%         1.83%        2.04%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective December 4, 2006, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  675     $  686     $  307
  Year 3                                                       $  939     $  876     $  640
  Year 5                                                       $1,224     $1,190     $1,098
  Year 10                                                      $2,032     $2,009     $2,369


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  675     $  186     $  207
  Year 3                                                       $  939     $  576     $  640
  Year 5                                                       $1,224     $  990     $1,098
  Year 10                                                      $2,032     $2,009     $2,369





22                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($6 billion as of December 31, 2007). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment sub-advisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess

THE HARTFORD MUTUAL FUNDS                                                     23

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund invests in small companies, its performance may be more volatile than that of a fund that invests primarily in large companies. Equity securities of small companies may be more risky than equity securities of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated business setbacks. Small company equity securities as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of equity securities. Such equity securities may also pose greater liquidity risks. Additionally, overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value. You could lose money as a result of your investment.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

The sub-advisers' investment strategies will influence performance significantly. If a sub-adviser's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.

The investment styles employed by the fund's sub-advisers may not be complementary. The interplay of the various strategies employed by the fund's multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund's realization of capital gains.

The fund's investments are often focused in a small number of business sectors, which may pose greater liquidity risk and increases the risk of the fund should adverse economic developments occur in one of those sectors. In addition, the fund may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change, which may significantly affect the value of their securities.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.



24                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the fund's total return for the first full calendar year of the fund's operation, while the table shows how the fund's performance for the same time period and since inception compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
FOR CALENDAR YEAR 2007
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -4.72%


        2007




 During the period shown in the bar chart, the highest quarterly return was 3.73% (1st quarter, 2007) and the lowest quarterly return was -7.67% (4th quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                     25

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                        LIFE OF FUND
                                                             1 YEAR   (SINCE 07/31/06)
  Class A Return Before Taxes                                -9.96%         1.17%
  Class A Return After Taxes on Distributions               -12.15%        -0.61%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -6.32%         0.06%
  Class B Return Before Taxes                               -10.11%         1.56%
  Class C Return Before Taxes                                -6.50%         4.39%
  Russell 2000 Value Index                                   -9.78%         1.62%


INDEX: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.


26                                                     THE HARTFORD MUTUAL FUNDS

                                         THE HARTFORD SELECT SMALLCAP VALUE FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          1.00%         1.00%        1.00%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.17%         0.49%        0.50%
  Total annual operating expenses                          1.42%         2.49%        2.50%
  Less: Contractual expense reimbursement(4)                None         0.19%        0.20%
  Net annual operating expenses(4)                         1.42%         2.30%        2.30%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  687     $  733     $  333
  Year 3                                                       $  975     $1,018     $  718
  Year 5                                                       $1,284     $1,430     $1,230
  Year 10                                                      $2,158     $2,415     $2,636


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  687     $  233     $  233
  Year 3                                                       $  975     $  718     $  718
  Year 5                                                       $1,284     $1,230     $1,230
  Year 10                                                      $2,158     $2,415     $2,636




THE HARTFORD MUTUAL FUNDS                                                     27

THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. You could lose money as a result of your investment. The fund's focus on companies with market capitalizations above $2 billion significantly influences its performance. Stocks of companies with such market capitalizations as a group can fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller capitalization stocks.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



28                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       -23.16%   27.85%     9.86%     7.51%    20.95%     8.14%


        2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 16.34% (2nd quarter, 2003) and the lowest quarterly return was -19.93% (3rd quarter, 2002).



THE HARTFORD MUTUAL FUNDS                                                     29

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                       1 YEAR    5 YEARS    (SINCE 04/30/01)
  Class A Return Before Taxes                           2.19%     13.29%          5.33%
  Class A Return After Taxes on Distributions           0.70%     12.64%          4.80%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                   1.89%     11.42%          4.40%
  Class B Return Before Taxes                           2.20%     13.48%          5.43%
  Class C Return Before Taxes                           6.30%     13.71%          5.44%
  Russell 1000 Value Index (reflects no deduction
  for fees, expenses or taxes)                         -0.17%     14.63%          7.29%



INDEX: The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest U.S. companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.


30                                                     THE HARTFORD MUTUAL FUNDS

                                                         THE HARTFORD VALUE FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.80%       0.80%       0.80%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.26%       0.43%       0.28%
  Total annual operating expenses                            1.31%       2.23%       2.08%
  Less: Contractual expense reimbursement(4)                  None       0.13%        None
  Net annual operating expenses(4)                           1.31%       2.10%       2.08%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  676      $  713      $  311
  Year 3                                                     $  942      $  958      $  652
  Year 5                                                     $1,229      $1,329      $1,119
  Year 10                                                    $2,042      $2,229      $2,410


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  676      $  213      $  211
  Year 3                                                     $  942      $  658      $  652
  Year 5                                                     $1,229      $1,129      $1,119
  Year 10                                                    $2,042      $2,229      $2,410




THE HARTFORD MUTUAL FUNDS                                                     31

THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

--------------------------------------------------------------------------------

MAIN RISKS. As with most equity funds, the value of your investment in the fund may go down in response to overall stock market movements and trends. Because the fund invests in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer from isolated setbacks. You could lose money as a result of your investment.

Following a value orientation towards selecting securities entails special risks, particularly when used as part of a "contrarian" approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a risk of never attaining their potential value.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax law changes to governmental collapse.

Wellington Management's investment strategy will significantly influence the fund's performance. If Wellington Management's strategy for selecting individual securities does not produce the desired results, the fund could underperform its peers or lose money.



32                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class L, M and N shares (Class L is not offered in this prospectus. Class M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class L, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C are higher than for the Class L, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.38%     8.84%    18.84%    -3.99%    -25.57%   40.85%    17.90%     7.51%    17.75%    -6.85%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 21.74% (2nd quarter, 2003) and the lowest quarterly return was -18.38% (3rd quarter, 2001).


 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class L shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     33

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                            -11.97%     13.09%      6.36%
  Class A Return After Taxes on Distributions(1)            -14.72%     11.80%      4.68%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                             -5.58%     11.15%      4.73%
  Class B Return Before Taxes(1)                            -11.39%     13.32%      6.19%
  Class C Return Before Taxes(1)                             -8.32%     13.54%      6.18%
  Russell 3000 Value Index (reflects no deduction for
  fees, expenses or taxes)                                   -1.01%     14.69%      7.73%
  Russell 1000 Value Index (reflects no deduction for
  fees, expenses or taxes)                                   -0.17%     14.63%      7.68%



INDICES: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is a market cap weighted measure of the performance of the 1,000 largest value-oriented companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Value is defined as companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class L, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


34                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD VALUE OPPORTUNITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.84%       0.84%       0.84%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.36%       0.56%       0.33%
  Total annual operating expenses                            1.45%       2.40%       2.17%
  Less: Contractual expense reimbursement(5)                 0.05%       0.38%       0.02%
  Net annual operating expenses(5)                           1.40%       2.02%       2.15%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  685      $  705      $  318
  Year 3                                                     $  969      $  934      $  673
  Year 5                                                     $1,274      $1,288      $1,154
  Year 10                                                    $2,137      $2,189      $2,483


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  685      $  205      $  218
  Year 3                                                     $  969      $  634      $  673
  Year 5                                                     $1,274      $1,088      $1,154
  Year 10                                                    $2,137      $2,189      $2,483





THE HARTFORD MUTUAL FUNDS                                                     35

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds may invest in securities and loans of foreign issuers and borrowers and non-dollar

36                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
securities and loans as part of their principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Balanced Income Fund may invest in emerging markets as part of its principal investment strategy. All other funds may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.


THE HARTFORD MUTUAL FUNDS                                                     37

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 SMALL CAPITALIZATION COMPANIES

Select SmallCap Value Fund and Value Opportunities Fund may invest in securities of small capitalization companies as part of their principal investment strategy. Dividend and Growth Fund, Equity Income Fund, MidCap Value Fund and Value Fund may invest in securities of such companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events,

38                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Select SmallCap Value Fund may have a relatively high portfolio turnover.

The other funds may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Equity Income Fund, MidCap Value Fund, Select MidCap Value Fund and Select SmallCap Value

THE HARTFORD MUTUAL FUNDS                                                     39

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------
Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month each fund's largest ten holdings. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



40                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER
HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS
Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Balanced Income Fund, Dividend and Growth Fund, Equity Income Fund, MidCap Value Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Select MidCap Value Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had investment management authority over approximately $9.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.


THE HARTFORD MUTUAL FUNDS                                                     41

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007, SSgA FM managed approximately $144.1 billion in assets, and State Street Global Advisors managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under
Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

SELECT SMALLCAP VALUE FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      1.00%
Next $500 million                       0.95%
Amount Over $1 billion                  0.90%


VALUE OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $100 million                      0.90%
Next $150 million                       0.80%
Amount Over $250 million                0.70%


MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.85%
Next $500 million                       0.75%
Amount Over $1 billion                  0.70%




42                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

VALUE FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.80%
Next $500 million                       0.70%
Amount Over $1 billion                  0.65%


EQUITY INCOME FUND(1) AND SELECT MIDCAP VALUE FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.75%
Next $500 million                       0.70%
Amount Over $1 billion                  0.65%



(1) Effective November 1, 2007, HIFSCO has voluntarily agreed to waive 0.05% of the management fees until October 31, 2008.

DIVIDEND AND GROWTH FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.75%
Next $500 million                       0.65%
Amount Over $1 billion                  0.60%


BALANCED INCOME FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $250 million                      0.725%
Next $250 million                       0.700%
Next $500 million                       0.675%
Amount Over $1 billion                  0.650%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------

The Hartford Balanced Income Fund      0.73%
The Hartford Dividend and Growth
  Fund                                 0.63%
The Hartford Equity Income Fund        0.76%
The Hartford MidCap Value Fund         0.85%
The Hartford Select MidCap Value
  Fund                                 0.77%
The Hartford Select SmallCap Value
  Fund                                 1.00%
The Hartford Value Fund                0.80%
The Hartford Value Opportunities
  Fund                                 0.88%


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

BALANCED INCOME FUND Lucius T. Hill, III, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for at least the past five years. Mr. Hill joined Wellington Management as an investment professional in 1993.

Scott I. St. John, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fixed income portion of the fund since its inception in 2006 and for clients of the firm for the past five years. Mr. St. John joined Wellington Management as an investment professional in 2003.

John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since its inception in 2006 and for clients of the firm for at least the

THE HARTFORD MUTUAL FUNDS                                                     43

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


past five years. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund, It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager of the equity portion of the fund.

DIVIDEND AND GROWTH FUND Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, served as co-manager for the fund from July, 2001 through September, 2001 and as portfolio manager for the fund since October, 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

EQUITY INCOME FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2003. Mr. Ryan joined Wellington Management as an investment professional in 1981.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Mr. Reckmeyer will succeed Mr. Ryan as portfolio manager for the fund.

MIDCAP VALUE FUND James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
SELECT MIDCAP VALUE FUND Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since December 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

SELECT SMALLCAP VALUE FUND The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf and Sandi L. Gleason.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Sandi L. Gleason, Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since its inception (2006). Ms. Gleason joined KAR in 1993 and has been involved in the management of other small- and mid-cap strategies for the firm since 1998.

Metropolitan West Capital Management, LLC The portion of the fund allocated to MetWest Capital is managed by Gary W. Lisenbee and Samir Sikka.

Gary W. Lisenbee, President of MetWest Capital, has served as portfolio manager of the fund since its inception (2006). Mr. Lisenbee co-founded MetWest Capital in 1997 and has served as President of the firm since that time. Mr. Lisenbee has been an investment professional involved in portfolio management and research analysis since 1973.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc. The portion of the fund allocated to SSgA FM is co-managed by Ric Thomas and Chuck Martin.

Ric Thomas, Principal of SSgA FM and Department Head of the U.S. Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception
(2006). Prior to joining SSgA in 1998, Mr. Thomas was a quantitative analyst on the portfolio construction team at Putnam Investments. Mr. Thomas has been working in the investment management field since 1990.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

VALUE FUND John R. Ryan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since its inception in 2001. Mr. Ryan joined Wellington Management as an investment professional in 1981.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as a portfolio manager for the fund since October 2007 and for clients of the firm for at least the past five years. Ms. Grimes joined Wellington Management as an investment professional in 1995.

W. Michael Reckmeyer, III, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for at least the past five years. Mr. Reckmeyer joined Wellington Management as an investment professional in 1994.

Ian R. Link, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has

THE HARTFORD MUTUAL FUNDS                                                     45

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


been involved in portfolio management and securities analysis for the fund since October 2007 and for clients of the firm for the past two years. Mr. Link joined Wellington Management as an investment professional in 2006. Prior to joining Wellington Management, Mr. Link was an investment professional with Deutsche Asset Management from 2004 to 2006. Prior to that, Mr. Link was an investment professional with Franklin/Templeton from 1989 to 2003.

It is anticipated that after June 30, 2008, John R. Ryan will no longer manage assets for the fund. It is expected that Ms. Grimes will succeed Mr. Ryan as portfolio manager for the fund.

VALUE OPPORTUNITIES FUND This fund has been managed by a team specializing in all-cap value investing since 2001. Effective April 1, 2007, David W. Palmer and David R. Fassnacht manage the fund based upon industry sectors which may vary from time to time. James N. Mordy contributes investment ideas across all sectors. Allocations among various sectors are made collectively by the team.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.




46                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who

THE HARTFORD MUTUAL FUNDS                                                     47

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder

48                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.

 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived

THE HARTFORD MUTUAL FUNDS                                                     49

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next

50                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.


THE HARTFORD MUTUAL FUNDS                                                     51

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--------------------------------------------------------------------------------

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or

52                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;


THE HARTFORD MUTUAL FUNDS                                                     53

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- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC;

54                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.


THE HARTFORD MUTUAL FUNDS                                                     55

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.






56                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     57

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




58                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     59

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




60                                                     THE HARTFORD MUTUAL FUNDS

BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.


BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     61

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


62                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

THE HARTFORD MUTUAL FUNDS                                                     63

TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual

64                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

THE HARTFORD MUTUAL FUNDS                                                     65

TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Balanced Income Fund, Dividend and Growth Fund and Equity Income Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts

66                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan

THE HARTFORD MUTUAL FUNDS                                                     67

TRANSACTION POLICIES
--------------------------------------------------------------------------------


  to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




68                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     69

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD BALANCED INCOME FUND
  For the Year Ended October 31, 2007
  Class A.........    $10.42      $0.34      $  --       $0.59        $0.93      $(0.33)       $   --          $--
  Class B.........     10.41       0.26         --        0.59         0.85       (0.28)           --           --
  Class C.........     10.41       0.26         --        0.58         0.84       (0.28)           --           --
  From (commencement of operations) July 31, 2006, through October 31, 2006
  Class A.........     10.00       0.09         --        0.39         0.48       (0.06)           --           --
  Class B.........     10.00       0.07         --        0.38         0.45       (0.04)           --           --
  Class C.........     10.00       0.06         --        0.40         0.46       (0.05)           --           --
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.........     21.48       0.29       0.01        2.95         3.25       (0.27)        (1.34)          --
  Class B.........     21.17       0.11       0.01        2.90         3.02       (0.09)        (1.34)          --
  Class C.........     21.13       0.13       0.01        2.91         3.05       (0.12)        (1.34)          --
  For the Year Ended October 31, 2006(g)
  Class A.........     19.10       0.26         --        3.14         3.40       (0.26)        (0.76)          --
  Class B.........     18.84       0.09         --        3.10         3.19       (0.10)        (0.76)          --
  Class C.........     18.81       0.12         --        3.08         3.20       (0.12)        (0.76)          --
  For the Year Ended October 31, 2005
  Class A.........     17.79       0.23         --        1.51         1.74       (0.24)        (0.19)          --
  Class B.........     17.56       0.08         --        1.48         1.56       (0.09)        (0.19)          --
  Class C.........     17.53       0.10         --        1.48         1.58       (0.11)        (0.19)          --
  For the Year Ended October 31, 2004
  Class A.........     15.94       0.16       0.01        1.82         1.99       (0.14)           --           --
  Class B.........     15.75       0.03         --        1.80         1.83       (0.02)           --           --
  Class C.........     15.72       0.05       0.01        1.79         1.85       (0.04)           --           --
  For the Year Ended October 31, 2003
  Class A.........     13.58       0.12         --        2.37         2.49       (0.13)(i)        --           --
  Class B.........     13.43       0.03         --        2.32         2.35       (0.03)(i)        --           --
  Class C.........     13.40       0.04         --        2.32         2.36       (0.04)(i)        --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD BALANCED INCOME FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.33)       $0.60      $11.02
  Class B.........       (0.28)        0.57       10.98
  Class C.........       (0.28)        0.56       10.97
  From (commencement of operations) July 31, 2006,
     through October 31, 2006
  Class A.........       (0.06)        0.42       10.42
  Class B.........       (0.04)        0.41       10.41
  Class C.........       (0.05)        0.41       10.41
THE HARTFORD DIVIDEND AND GROWTH FUND
  For the Year Ended October 31, 2007
  Class A.........       (1.61)        1.64       23.12
  Class B.........       (1.43)        1.59       22.76
  Class C.........       (1.46)        1.59       22.72
  For the Year Ended October 31, 2006(g)
  Class A.........       (1.02)        2.38       21.48
  Class B.........       (0.86)        2.33       21.17
  Class C.........       (0.88)        2.32       21.13
  For the Year Ended October 31, 2005
  Class A.........       (0.43)        1.31       19.10
  Class B.........       (0.28)        1.28       18.84
  Class C.........       (0.30)        1.28       18.81
  For the Year Ended October 31, 2004
  Class A.........       (0.14)        1.85       17.79
  Class B.........       (0.02)        1.81       17.56
  Class C.........       (0.04)        1.81       17.53
  For the Year Ended October 31, 2003
  Class A.........       (0.13)        2.36       15.94
  Class B.........       (0.03)        2.32       15.75
  Class C.........       (0.04)        2.32       15.72




70                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          9.07%      $   40,501       1.33%           1.19%           1.19%         3.57%        27
          8.22            2,280       2.21            2.00            2.00          2.76         --
          8.17            4,256       2.14            2.00            2.00          2.76         --

          4.78(f)        11,513       1.58(e)         1.26(e)         1.26(e)       3.48(e)       8
          4.54(f)           304       2.34(e)         2.00(e)         2.00(e)       2.73(e)      --
          4.56(f)           400       2.39(e)         2.00(e)         2.00(e)       2.67(e)      --


         16.20(i)     3,236,757       1.09            1.09            1.09          1.35         24
         15.22(i)       395,552       1.95            1.95            1.95          0.50         --
         15.42(i)       365,443       1.82            1.82            1.82          0.62         --

         18.63        2,626,634       1.14            1.14            1.14          1.32         29
         17.63          365,678       1.99            1.99            1.99          0.48         --
         17.75          317,139       1.87            1.87            1.87          0.60         --

          9.87        2,109,617       1.17            1.17            1.17          1.25         26
          8.92          343,650       2.01            2.01            2.01          0.41         --
          9.08          280,967       1.89            1.89            1.89          0.54         --

         12.53(h)     1,838,567       1.23            1.23            1.23          0.96         25
         11.62          319,512       2.04            2.04            2.04          0.16         --
         11.76(h)       277,706       1.90            1.90            1.90          0.29         --

         18.42        1,296,982       1.41            1.40            1.40          0.88         31
         17.52          257,856       2.14            2.13            2.13          0.16         --
         17.67          230,348       2.02            2.02            2.02          0.27         --




THE HARTFORD MUTUAL FUNDS                                                     71

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class A.........    $14.00     $ 0.27       $--        $1.69        $1.96      $(0.26)       $(0.54)         $--
  Class B.........     13.97       0.16        --         1.67         1.83       (0.14)        (0.54)          --
  Class C.........     13.99       0.18        --         1.67         1.85       (0.16)        (0.54)          --
  For the Year Ended October 31, 2006
  Class A.........     12.09       0.26        --         1.96         2.22       (0.28)        (0.03)          --
  Class B.........     12.07       0.16        --         1.94         2.10       (0.17)        (0.03)          --
  Class C.........     12.08       0.17        --         1.96         2.13       (0.19)        (0.03)          --
  For the Year Ended October 31, 2005
  Class A.........     11.28       0.27        --         0.82         1.09       (0.26)        (0.02)          --
  Class B.........     11.26       0.17        --         0.82         0.99       (0.16)        (0.02)          --
  Class C.........     11.27       0.20        --         0.81         1.01       (0.18)        (0.02)          --
  For the Year Ended October 31, 2004
  Class A.........     10.37       0.21        --         0.90         1.11       (0.20)           --           --
  Class B.........     10.36       0.13        --         0.89         1.02       (0.12)           --           --
  Class C.........     10.36       0.15        --         0.89         1.04       (0.13)           --           --
  From inception August 28, 2003, through October 31, 2003
  Class A.........     10.00       0.02        --         0.35         0.37          --            --           --
  Class B.........     10.00       0.01        --         0.35         0.36          --            --           --
  Class C.........     10.00       0.01        --         0.35         0.36          --            --           --
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........     14.57         --        --         2.14         2.14          --         (1.91)          --
  Class B.........     13.93      (0.11)       --         2.04         1.93          --         (1.91)          --
  Class C.........     13.93      (0.10)       --         2.04         1.94          --         (1.91)          --
  For the Year Ended October 31, 2006
  Class A.........     13.29       0.01        --         2.59         2.60          --         (1.32)          --
  Class B.........     12.85      (0.10)       --         2.50         2.40          --         (1.32)          --
  Class C.........     12.85      (0.10)       --         2.50         2.40          --         (1.32)          --
  For the Year Ended October 31, 2005
  Class A.........     12.89      (0.04)       --         1.41         1.37          --         (0.97)          --
  Class B.........     12.59      (0.14)       --         1.37         1.23          --         (0.97)          --
  Class C.........     12.59      (0.15)       --         1.38         1.23          --         (0.97)          --
  For the Year Ended October 31, 2004
  Class A.........     11.32      (0.04)       --         1.61         1.57          --            --           --
  Class B.........     11.12      (0.13)       --         1.60         1.47          --            --           --
  Class C.........     11.13      (0.13)       --         1.59         1.46          --            --           --
  For the Year Ended October 31, 2003 (g)
  Class A.........      8.34      (0.03)       --         3.01         2.98          --            --           --
  Class B.........      8.25      (0.09)       --         2.96         2.87          --            --           --
  Class C.........      8.25      (0.09)       --         2.97         2.88          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD EQUITY INCOME FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.80)       $1.16      $15.16
  Class B.........       (0.68)        1.15       15.12
  Class C.........       (0.70)        1.15       15.14
  For the Year Ended October 31, 2006
  Class A.........       (0.31)        1.91       14.00
  Class B.........       (0.20)        1.90       13.97
  Class C.........       (0.22)        1.91       13.99
  For the Year Ended October 31, 2005
  Class A.........       (0.28)        0.81       12.09
  Class B.........       (0.18)        0.81       12.07
  Class C.........       (0.20)        0.81       12.08
  For the Year Ended October 31, 2004
  Class A.........       (0.20)        0.91       11.28
  Class B.........       (0.12)        0.90       11.26
  Class C.........       (0.13)        0.91       11.27
  From inception August 28, 2003, through October 31,
     2003
  Class A.........          --         0.37       10.37
  Class B.........          --         0.36       10.36
  Class C.........          --         0.36       10.36
THE HARTFORD MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........       (1.91)        0.23       14.80
  Class B.........       (1.91)        0.02       13.95
  Class C.........       (1.91)        0.03       13.96
  For the Year Ended October 31, 2006
  Class A.........       (1.32)        1.28       14.57
  Class B.........       (1.32)        1.08       13.93
  Class C.........       (1.32)        1.08       13.93
  For the Year Ended October 31, 2005
  Class A.........       (0.97)        0.40       13.29
  Class B.........       (0.97)        0.26       12.85
  Class C.........       (0.97)        0.26       12.85
  For the Year Ended October 31, 2004
  Class A.........          --         1.57       12.89
  Class B.........          --         1.47       12.59
  Class C.........          --         1.46       12.59
  For the Year Ended October 31, 2003 (g)
  Class A.........          --         2.98       11.32
  Class B.........          --         2.87       11.12
  Class C.........          --         2.88       11.13




72                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         14.68%       $758,905        1.22%           1.12%           1.12%          1.93%       20%
         13.69          52,424        2.07            1.97            1.97           1.09        --
         13.80          72,690        1.94            1.84            1.84           1.23        --

         18.70         529,664        1.30            1.00            1.00           2.02        24
         17.67          43,198        2.14            1.84            1.84           1.19        --
         17.88          61,572        2.01            1.71            1.71           1.33        --

          9.74         379,604        1.34            0.51            0.51           2.41        23
          8.84          33,989        2.18            1.38            1.38           1.53        --
          9.00          53,435        2.03            1.23            1.23           1.70        --

         10.82         211,826        1.40            0.56            0.56           2.26        22
          9.93          18,438        2.20            1.37            1.37           1.46        --
         10.12          44,043        2.02            1.19            1.19           1.64        --

          3.70(f)       26,649        1.53(e)         0.73(e)         0.73(e)        1.81(e)      1
          3.60(f)        2,421        2.27(e)         1.47(e)         1.47(e)        1.10(e)     --
          3.60(f)        7,639        2.15(e)         1.35(e)         1.35(e)        1.23(e)     --


         16.72(h)      311,227        1.39            1.39            1.39             --        46
         15.86(h)       60,957        2.23            2.15            2.15          (0.75)       --
         15.94(h)       63,292        2.10            2.10            2.10          (0.70)       --

         21.37         305,002        1.45            1.40            1.40           0.06        40
         20.46          62,580        2.28            2.15            2.15          (0.69)       --
         20.45          63,302        2.16            2.15            2.15          (0.69)       --

         11.31         280,662        1.49            1.40            1.40          (0.31)       49
         10.40          59,350        2.33            2.15            2.15          (1.06)       --
         10.40          61,194        2.19            2.15            2.15          (1.06)       --

         13.87         280,173        1.56            1.45            1.45          (0.03)       46
         13.22          60,558        2.36            2.15            2.15          (1.04)       --
         13.12          67,132        2.20            2.15            2.15          (1.04)       --

         35.73         155,614        1.60            1.45            1.45          (0.35)       56
         34.79          42,407        2.33            2.15            2.15          (1.05)       --
         34.91          49,566        2.20            2.15            2.15          (1.05)       --




THE HARTFORD MUTUAL FUNDS                                                     73

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD SELECT MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........    $12.41     $ 0.05       $--        $0.21        $0.26      $   --        $(0.50)         $--
  Class B.........     12.28      (0.04)       --         0.22         0.18          --         (0.50)          --
  Class C.........     12.28      (0.04)       --         0.21         0.17          --         (0.50)          --
  For the Year Ended October 31, 2006
  Class A.........     10.79         --        --         1.87         1.87       (0.01)        (0.24)          --
  Class B.........     10.75      (0.10)       --         1.87         1.77          --         (0.24)          --
  Class C.........     10.75      (0.09)       --         1.86         1.77          --         (0.24)          --
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A.........     10.00         --        --         0.79         0.79          --            --           --
  Class B.........     10.00      (0.03)       --         0.78         0.75          --            --           --
  Class C.........     10.00      (0.03)       --         0.78         0.75          --            --           --
THE HARTFORD SELECT SMALLCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........     10.96       0.07        --         0.78         0.85          --         (0.02)          --
  Class B.........     10.93      (0.02)       --         0.76         0.74          --         (0.02)          --
  Class C.........     10.93      (0.02)       --         0.77         0.75          --         (0.02)          --
  From (commencement of operations) July 31, 2006, through October 31, 2006(g)
  Class A.........     10.00       0.02        --         0.94         0.96          --            --           --
  Class B.........     10.00         --        --         0.93         0.93          --            --           --
  Class C.........     10.00         --        --         0.93         0.93          --            --           --
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........     12.91       0.12        --         1.89         2.01          --         (0.79)          --
  Class B.........     12.71       0.01        --         1.85         1.86          --         (0.79)          --
  Class C.........     12.71       0.02        --         1.84         1.86          --         (0.79)          --
  For the Year Ended October 31, 2006
  Class A.........     10.79       0.09        --         2.11         2.20       (0.08)           --           --
  Class B.........     10.62       0.01        --         2.08         2.09          --            --           --
  Class C.........     10.62       0.01        --         2.08         2.09          --            --           --
  For the Year Ended October 31, 2005
  Class A.........      9.71       0.08        --         1.04         1.12       (0.04)           --           --
  Class B.........      9.60         --        --         1.02         1.02          --            --           --
  Class C.........      9.60         --        --         1.02         1.02          --            --           --
  For the Year Ended October 31, 2004(g)
  Class A.........      8.92       0.07        --         0.79         0.86       (0.07)           --           --
  Class B.........      8.83       0.01        --         0.78         0.79       (0.02)           --           --
  Class C.........      8.83       0.01        --         0.78         0.79       (0.02)           --           --
  For the Year Ended October 31, 2003(g)
  Class A.........      7.59       0.08        --         1.31         1.39       (0.06)           --           --
  Class B.........      7.51       0.03        --         1.29         1.32          --            --           --
  Class C.........      7.51       0.03        --         1.29         1.32          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD SELECT MIDCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........      $(0.50)      $(0.24)     $12.17
  Class B.........       (0.50)       (0.32)      11.96
  Class C.........       (0.50)       (0.33)      11.95
  For the Year Ended October 31, 2006
  Class A.........       (0.25)        1.62       12.41
  Class B.........       (0.24)        1.53       12.28
  Class C.........       (0.24)        1.53       12.28
  From (commencement of operations) April 29, 2005,
     through October 31, 2005
  Class A.........          --         0.79       10.79
  Class B.........          --         0.75       10.75
  Class C.........          --         0.75       10.75
THE HARTFORD SELECT SMALLCAP VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........       (0.02)        0.83       11.79
  Class B.........       (0.02)        0.72       11.65
  Class C.........       (0.02)        0.73       11.66
  From (commencement of operations) July 31, 2006,
     through October 31, 2006(g)
  Class A.........          --         0.96       10.96
  Class B.........          --         0.93       10.93
  Class C.........          --         0.93       10.93
THE HARTFORD VALUE FUND
  For the Year Ended October 31, 2007
  Class A.........       (0.79)        1.22       14.13
  Class B.........       (0.79)        1.07       13.78
  Class C.........       (0.79)        1.07       13.78
  For the Year Ended October 31, 2006
  Class A.........       (0.08)        2.12       12.91
  Class B.........          --         2.09       12.71
  Class C.........          --         2.09       12.71
  For the Year Ended October 31, 2005
  Class A.........       (0.04)        1.08       10.79
  Class B.........          --         1.02       10.62
  Class C.........          --         1.02       10.62
  For the Year Ended October 31, 2004(g)
  Class A.........       (0.07)        0.79        9.71
  Class B.........       (0.02)        0.77        9.60
  Class C.........       (0.02)        0.77        9.60
  For the Year Ended October 31, 2003(g)
  Class A.........       (0.06)        1.33        8.92
  Class B.........          --         1.32        8.83
  Class C.........          --         1.32        8.83




74                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          2.16%        $39,238        1.42%           1.33%           1.33%          0.38%      209
          1.51           4,322        2.35            2.01            2.01          (0.29)       --
          1.42           8,300        2.17            2.07            2.07          (0.36)       --

         17.66          47,937        1.69            1.55            1.55          (0.10)       63
         16.79           4,137        2.67            2.30            2.30          (0.84)       --
         16.79           7,417        2.53            2.30            2.30          (0.84)       --

          7.90(f)       22,423        1.67(e)         1.55(e)         1.55(e)       (0.08)(e)    30
          7.50(f)        1,714        2.64(e)         2.30(e)         2.30(e)       (0.92)(e)    --
          7.50(f)        2,885        2.53(e)         2.30(e)         2.30(e)       (0.96)(e)    --


          7.78          19,106        1.40            1.40            1.40           0.67        58
          6.79             587        2.38            2.35            2.35          (0.25)       --
          6.88             749        2.33            2.33            2.33          (0.27)       --

          9.60(f)       15,872        1.73(e)         1.60(e)         1.60(e)        0.78(e)     10
          9.30(f)          308        2.53(e)         2.35(e)         2.35(e)        0.03(e)     --
          9.30(f)          280        2.51(e)         2.35(e)         2.35(e)        0.03(e)     --


         16.61(h)       89,023        1.32            1.32            1.32           0.89        32
         15.63(h)       12,976        2.23            2.15            2.15           0.07        --
         15.63(h)       13,710        2.09            2.09            2.09           0.13        --

         20.52          79,476        1.38            1.38            1.38           0.89        50
         19.68          11,957        2.29            2.13            2.13           0.15        --
         19.68          12,943        2.15            2.15            2.15           0.12        --

         11.50          63,417        1.41            1.40            1.40           0.76        29
         10.62          10,091        2.34            2.15            2.15           0.01        --
         10.62          10,238        2.19            2.15            2.15           0.02        --

          9.70          56,845        1.46            1.45            1.45           0.76        34
          8.91           8,948        2.36            2.15            2.15           0.06        --
          8.91          10,838        2.17            2.15            2.15           0.06        --

         18.43          42,101        1.57            1.45            1.45           1.02        35
         17.58           7,305        2.30            2.15            2.15           0.32        --
         17.58          10,231        2.18            2.15            2.15           0.32        --




THE HARTFORD MUTUAL FUNDS                                                     75

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A.........    $18.26     $ 0.08       $--        $1.56        $1.64      $(0.14)       $(1.52)         $--
  Class B.........     16.92      (0.04)       --         1.43         1.39       (0.04)        (1.52)          --
  Class C.........     16.92      (0.01)       --         1.40         1.39       (0.08)        (1.52)          --
  For the Year Ended October 31, 2006(g)
  Class A.........     15.56       0.09        --         3.11         3.20          --         (0.50)          --
  Class B.........     14.56      (0.03)       --         2.89         2.86          --         (0.50)          --
  Class C.........     14.56      (0.04)       --         2.90         2.86          --         (0.50)          --
  For the Year Ended October 31, 2005
  Class A.........     14.06       0.03        --         1.47         1.50          --            --           --
  Class B.........     13.24      (0.05)       --         1.37         1.32          --            --           --
  Class C.........     13.25      (0.05)       --         1.36         1.31          --            --           --
  For the Year Ended October 31, 2004
  Class A.........     12.15       0.01        --         1.90         1.91          --            --           --
  Class B.........     11.53      (0.06)       --         1.77         1.71          --            --           --
  Class C.........     11.53      (0.06)       --         1.78         1.72          --            --           --
  For the Year Ended October 31, 2003
  Class A.........      9.26      (0.01)       --         2.90         2.89          --            --           --
  Class B.........      8.84      (0.04)       --         2.73         2.69          --            --           --
  Class C.........      8.85      (0.04)       --         2.72         2.68          --            --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------
THE HARTFORD VALUE OPPORTUNITIES FUND
  For the Year Ended October 31, 2007
  Class A.........      $(1.66)      $(0.02)     $18.24
  Class B.........       (1.56)       (0.17)      16.75
  Class C.........       (1.60)       (0.21)      16.71
  For the Year Ended October 31, 2006(g)
  Class A.........       (0.50)        2.70       18.26
  Class B.........       (0.50)        2.36       16.92
  Class C.........       (0.50)        2.36       16.92
  For the Year Ended October 31, 2005
  Class A.........          --         1.50       15.56
  Class B.........          --         1.32       14.56
  Class C.........          --         1.31       14.56
  For the Year Ended October 31, 2004
  Class A.........          --         1.91       14.06
  Class B.........          --         1.71       13.24
  Class C.........          --         1.72       13.25
  For the Year Ended October 31, 2003
  Class A.........          --         2.89       12.15
  Class B.........          --         2.69       11.53
  Class C.........          --         2.68       11.53



--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 78 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 79.
(i) This includes a tax return of capital of less than $0.01.






76                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          9.73%(h)    $157,671        1.48%           1.40%           1.40%          0.48%       77
          8.90(h)       20,792        2.38            2.13            2.13          (0.25)       --
          8.91(h)       32,738        2.19            2.15            2.15          (0.28)       --

         21.12         111,324        1.52            1.40            1.40           0.51        57
         20.21          18,271        2.38            2.12            2.12          (0.20)       --
         20.20          22,466        2.22            2.15            2.15          (0.24)       --

         10.67          66,368        1.62            1.40            1.40           0.27        38
          9.97          13,560        2.51            2.15            2.15          (0.47)       --
          9.89          13,258        2.33            2.15            2.15          (0.47)       --

         15.72          24,601        1.82            1.45            1.45           0.08        52
         14.83           5,709        2.70            2.15            2.15          (0.64)       --
         14.92           5,627        2.47            2.15            2.15          (0.64)       --

         31.21           5,917        1.92            1.45            1.45          (0.10)       57
         30.43           1,932        2.63            2.15            2.15          (0.80)       --
         30.28           1,613        2.51            2.15            2.15          (0.81)       --




THE HARTFORD MUTUAL FUNDS                                                     77

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
BALANCED INCOME FUND
Class A Shares                                  1.19%               1.25%#
Class B Shares                                  2.00%               2.00%#
Class C Shares                                  2.00%               2.00%#
DIVIDEND AND GROWTH FUND
Class A Shares                                  1.09%               1.13%               1.16%
Class B Shares                                  1.95%               1.98%               2.01%
Class C Shares                                  1.82%               1.86%               1.88%
EQUITY INCOME FUND
Class A Shares                                  1.12%               1.00%               0.50%
Class B Shares                                  1.96%               1.84%               1.38%
Class C Shares                                  1.83%               1.70%               1.22%
MIDCAP VALUE FUND
Class A Shares                                  1.39%               1.39%               1.38%
Class B Shares                                  2.15%               2.14%               2.13%
Class C Shares                                  2.09%               2.14%               2.13%
SELECT MIDCAP VALUE FUND
Class A Shares                                  1.32%               1.50%              1.54%@
Class B Shares                                  2.00%               2.25%              2.29%@
Class C Shares                                  2.07%               2.25%              2.29%@
SELECT SMALLCAP VALUE FUND
Class A Shares                                  1.40%               1.60%#
Class B Shares                                  2.35%               2.35%#
Class C Shares                                  2.32%               2.35%#
VALUE FUND
Class A Shares                                  1.32%               1.37%               1.39%
Class B Shares                                  2.15%               2.12%               2.14%
Class C Shares                                  2.09%               2.14%               2.14%
VALUE OPPORTUNITIES FUND
Class A Shares                                  1.40%               1.39%               1.39%
Class B Shares                                  2.13%               2.11%               2.14%
Class C Shares                                  2.15%               2.14%               2.14%


--------
@ From April 29, 2005 (commencement of operations), through October 31, 2005.

# From July 31, 2006 (commencement of operations), through October 31, 2006.


78                                                     THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                                                        IMPACT FROM
                                                                                       PAYMENT FROM
                                                                                       AFFILIATE FOR
                                                 IMPACT FROM                          TRANSFER AGENT
                             IMPACT FROM        PAYMENT FROM                            ALLOCATION
                             PAYMENT FROM       AFFILIATE FOR       TOTAL RETURN        METHODOLOGY       TOTAL RETURN
                          AFFILIATE FOR SEC        TRADING       EXCLUDING PAYMENTS   REIMBURSEMENTS   EXCLUDING PAYMENTS
                            SETTLEMENT FOR     REIMBURSEMENTS    FROM AFFILIATE FOR       FOR THE      FROM AFFILIATE FOR
FUND                        THE YEAR ENDED   FOR THE YEAR ENDED    THE YEAR ENDED       YEAR ENDED       THE YEAR ENDED
----                       OCTOBER 31, 2007   OCTOBER 31, 2007    OCTOBER 31, 2007   OCTOBER 31, 2004   OCTOBER 31, 2004
                          -----------------------------------------------------------------------------------------------
Dividend and Growth Fund
  Class A                        0.03%               --                 16.17%             0.06%              12.47%
Dividend and Growth Fund
  Class B                        0.03%               --                 15.19%               --                  --
Dividend and Growth Fund
  Class C                        0.03%               --                 15.39%             0.04%              11.72%
MidCap Value Fund Class
  A                              0.01%               --                 16.71%
MidCap Value Fund Class
  B                              0.01%               --                 15.85%
MidCap Value Fund Class
  C                              0.01%               --                 15.93%
Value Fund Class A                 --                --                 16.60%               --                  --
Value Fund Class B                 --                --                 15.62%               --                  --
Value Fund Class C                 --                --                 15.62%               --                  --
Value Opportunities Fund
  Class A                        0.01%               --                  9.72%               --                  --
Value Opportunities Fund
  Class B                        0.01%               --                  8.89%               --                  --
Value Opportunities Fund
  Class C                        0.01%               --                  8.90%               --                  --




THE HARTFORD MUTUAL FUNDS                                                     79

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------

                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Balanced Income Fund          A         1289    416648244    HBLAX
The Hartford Balanced Income Fund          B         1290    416648236    HBLBX
The Hartford Balanced Income Fund          C         1291    416648228    HBLCX
The Hartford Dividend and Growth Fund      A          223    416645844    IHGIX
The Hartford Dividend and Growth Fund      B          224    416645836    ITDGX
The Hartford Dividend and Growth Fund      C          248    416645596    HDGCX
The Hartford Equity Income Fund            A         1658    416648889    HQIAX
The Hartford Equity Income Fund            B         1659    416648871    HQIBX
The Hartford Equity Income Fund            C         1660    416648863    HQICX
The Hartford MidCap Value Fund             A         1281    416646107    HMVAX
The Hartford MidCap Value Fund             B         1282    416646206    HMVBX
The Hartford MidCap Value Fund             C         1283    416646305    HMVCX
The Hartford Select MidCap Value Fund      A         1213    416648517    HFVAX
The Hartford Select MidCap Value Fund      B         1214    416648491    HSVBX
The Hartford Select MidCap Value Fund      C         1215    416648483    HFVCX
The Hartford Select SmallCap Value Fund    A         1297    416648194    HTVAX
The Hartford Select SmallCap Value Fund    B         1298    416648186    HTVBX
The Hartford Select SmallCap Value Fund    C         1299    416648178    HTVCX
The Hartford Value Fund                    A         1285    416646404    HVFAX
The Hartford Value Fund                    B         1286    416646503    HVFBX
The Hartford Value Fund                    C         1287    416646602    HVFCX
The Hartford Value Opportunities Fund      A         1614    416529782    HVOAX
The Hartford Value Opportunities Fund      B         1615    416529774    HVOBX
The Hartford Value Opportunities Fund      C         1616    416529766    HVOCX




80                                                     THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       MARCH 1, 2008


AS WITH ALL MUTUAL      THE HARTFORD TAXABLE FIXED INCOME FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD HIGH YIELD FUND
EXCHANGE COMMISSION     THE HARTFORD INCOME FUND
HAS NOT APPROVED OR     THE HARTFORD INFLATION PLUS FUND
DISAPPROVED THESE       THE HARTFORD STRATEGIC INCOME FUND
SECURITIES OR PASSED    THE HARTFORD TOTAL RETURN BOND FUND
UPON THE ADEQUACY OF    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                   Introduction                                     2
A summary of each              The Hartford High Yield Fund
fund's                                                                          3
goals, principal               The Hartford Income Fund
strategies,                                                                     7
main risks, performance        The Hartford Inflation Plus Fund
and                                                                            12
expenses                       The Hartford Strategic Income Fund              18
                               The Hartford Total Return Bond Fund             21
                               The Hartford U.S. Government Securities Fund    26
Description of other           Investment strategies and investment matters    30
investment strategies          Terms used in this Prospectus
and                                                                            33
investment risks
Investment manager and         Management of the funds                         35
management fee
information
Information on your            About your account
account                                                                        39
                               Choosing a share class                          39
                               How sales charges are calculated                41
                               Sales charge reductions and waivers             42
                               Opening an account                              47
                               Buying shares                                   49
                               Selling shares                                  51
                               Transaction policies                            55
                               Dividends and account policies                  59
                               Additional investor services                    60
Further information on         Financial highlights
the funds                                                                      63
                               Fund code, CUSIP number and symbol              72
                               For more information                            73




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Income Fund, Strategic Income Fund and U.S. Government Securities Fund, also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The High Yield Fund, Inflation Plus Fund, Strategic Income Fund and Total Return Bond Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

In addition, the U.S. Government Securities Fund also offers Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for Inflation Plus Fund. Inflation Plus Fund is a non-diversified fund.

The funds are referred to as the Hartford Fixed Income Funds.

U.S. Government Securities Fund is a series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments don't perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.



THE HARTFORD MUTUAL FUNDS                                                      3

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value. Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.


--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



4                                                      THE HARTFORD MUTUAL FUNDS

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.47%     0.62%     2.89%    -7.67%    24.30%     6.98%     1.02%    10.82%     2.63%


        1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 9.20% (2nd quarter, 2003) and the lowest quarterly return was -5.86% (3rd quarter, 2002).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                      1 YEAR     5 YEARS     (SINCE 09/30/98)
  Class A Return Before Taxes                         -1.99%       7.84%           4.41%
  Class A Return After Taxes on Distributions         -4.47%       5.28%           1.48%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                 -1.30%       5.22%           1.91%
  Class B Return Before Taxes                         -3.03%       7.72%           4.16%
  Class C Return Before Taxes                          0.96%       8.14%           4.23%
  Lehman Brothers High Yield Corporate Index
  (reflects no deduction for fees, expenses or
  taxes)                                               1.87%      10.90%           6.00%


INDEX: The Lehman Brothers High Yield Corporate Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                      5

                                                    THE HARTFORD HIGH YIELD FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering Price                              4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)    5.00%       1.00%
  Exchange fees                                              None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.70%       0.70%       0.70%
  Distribution and service (12b-1) fees                     0.25%(3)    1.00%       1.00%
  Other expenses(4)                                         0.37%       0.44%       0.29%
  Total annual operating expenses                           1.32%       2.14%       1.99%
  Less: Contractual expense reimbursement(5)                0.17%       0.25%       0.09%
  Net annual operating expenses(5)                          1.15%       1.89%       1.90%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  562      $  692      $  293
  Year 3                                                     $  799      $  894      $  597
  Year 5                                                     $1,054      $1,221      $1,026
  Year 10                                                    $1,785      $2,019      $2,222


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  562      $  192      $  193
  Year 3                                                     $  799      $  594      $  597
  Year 5                                                     $1,054      $1,021      $1,026
  Year 10                                                    $1,785      $2,019      $2,222




6                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or Fitch ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield
- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans.

Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.



THE HARTFORD MUTUAL FUNDS                                                      7

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

8                                                      THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------


The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the period presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the period presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



       10.02%     5.10%     1.72%     5.94%     2.53%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.37% (2nd quarter, 2003) and the lowest quarterly return was -2.81% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                      9

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                             -2.08%    4.06%          4.49%
  Class A Return After Taxes on Distributions             -4.00%    2.19%          2.61%
  Class A Return After Taxes on Distributions and Sale
  of Fund Shares                                          -1.38%    2.38%          2.74%
  Class B Return Before Taxes                             -3.08%    3.92%          4.49%
  Class C Return Before Taxes                              0.80%    4.30%          4.69%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                   6.97%    4.42%          4.69%


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


10                                                     THE HARTFORD MUTUAL FUNDS

                                                        THE HARTFORD INCOME FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                     0.25%(3)     1.00%        1.00%
  Other expenses(4)                                         0.20%        0.34%        0.20%
  Total annual operating expenses                           1.00%        1.89%        1.75%
  Less: Contractual expense reimbursement(5)                0.05%        0.19%        0.05%
  Net annual operating expenses(5)                          0.95%        1.70%        1.70%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.95%, 1.70% and 1.70%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  543     $  673     $  273
  Year 3                                                       $  739     $  836     $  536
  Year 5                                                       $  952     $1,123     $  923
  Year 10                                                      $1,564     $1,810     $2,009


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  543     $  173     $  173
  Year 3                                                       $  739     $  536     $  536
  Year 5                                                       $  952     $  923     $  923
  Year 10                                                      $1,564     $1,810     $2,009




THE HARTFORD MUTUAL FUNDS                                                     11

THE HARTFORD INFLATION PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.


12                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. Inflation-protected debt securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Because the fund may engage in securities lending arrangements, the fund is subject to the risk that delays or losses could result if a borrower of portfolio securities becomes bankrupt or defaults on its obligation to return the loaned securities.

Reverse repurchase agreements carry the risk that the market value of the securities which the fund is obligated to repurchase may decline below the repurchase price. A reverse repurchase agreement is viewed as collateralized borrowing by the fund. Borrowing magnifies the potential for gain or loss on the portfolio securities of the fund and, therefore, increases the possibility of fluctuation in the fund's net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves

THE HARTFORD MUTUAL FUNDS                                                     13

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------


incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



14                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.68%     6.94%     1.91%    -0.25%    11.42%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.10% (4th quarter, 2007) and the lowest quarterly return was -3.47% (2nd quarter, 2004).

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                               LIFE OF FUND
                                                          1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                              6.41%    4.29%          4.76%
  Class A Return After Taxes on Distributions              4.73%    2.95%          3.43%
  Class A Return After Taxes on Distributions and Sale
  of Fund shares                                           4.09%    2.88%          3.29%
  Class B Return Before Taxes                              5.65%    4.19%          4.79%
  Class C Return Before Taxes                              9.65%    4.52%          4.95%
  Lehman Brothers U.S. TIPS Index (reflects no deduction
  for fees, expenses or taxes)                            11.64%    6.27%          6.73%


INDEX: The Lehman Brothers U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     15

                                                THE HARTFORD INFLATION PLUS FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.


                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                     0.25%(3)     1.00%        1.00%
  Other expenses
    Interest expense                                        0.18%        0.18%        0.18%
    All other expenses(4)                                   0.38%        0.41%        0.37%
    Total other expenses                                    0.56%        0.59%        0.55%
  Total annual operating expenses                           1.36%        2.14%        2.10%
  Less: Contractual expense reimbursement(5)                0.33%        0.36%        0.32%
  Net annual operating expenses(5)                          1.03%        1.78%        1.78%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking, described above, is due to interest expense on reverse repurchase agreements. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  550     $  681     $  281
  Year 3                                                       $  763     $  860     $  560
  Year 5                                                       $  993     $1,164     $  964
  Year 10                                                      $1,653     $1,897     $2,095


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  550     $  181     $  181
  Year 3                                                       $  763     $  560     $  560
  Year 5                                                       $  993     $  964     $  964
  Year 10                                                      $1,653     $1,897     $2,095




16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield - high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk, credit risk, income risk and foreign investment risk.

When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive loan and bond funds. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain industries or investments do not perform as Hartford Investment Management expects, the fund could underperform its peers or lose money.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     17

                                              THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. The foregoing risks are even greater with respect to securities of issuers in countries with emerging economies or emerging securities markets.

In some circumstances the fund's investments could become harder to value.

Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Moreover, the fund may also invest in second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) and unsecured loans. Holders' claims under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. And, since they do not afford the lender recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans. Many loans are relatively illiquid and may be difficult to value. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the fund may be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In certain cases, the market for bank loans and loan participations is not highly liquid, and therefore the fund anticipates that in such cases, the lack of a highly liquid secondary market may have an adverse impact on the value of such securities. This will also have an adverse impact on the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for bank loans and loan participations also may make it more difficult for the fund to value these securities for purposes of calculating its net asset value.

Because the fund may invest in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to

18                                                     THE HARTFORD MUTUAL FUNDS

                                              THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------


make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



THE HARTFORD MUTUAL FUNDS                                                     19

                                              THE HARTFORD STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             4.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.55%         0.55%        0.55%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.22%         0.27%        0.25%
  Total annual operating expenses(5)                       1.02%         1.82%        1.80%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.

(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90% and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                        $549       $685       $283
  Year 3                                                        $760       $873       $566


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                        $549       $185       $183
  Year 3                                                        $760       $573       $566




20                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. High yield -- high risk bond prices can fall on bad news about the economy, an industry or a company.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


THE HARTFORD MUTUAL FUNDS                                                     21

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

Because the fund may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's ability to forecast correctly the direction of market movements. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

The fund may trade securities actively, which increases its transaction costs (thus affecting performance) and may increase your taxable distributions.



22                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.48%    -2.71%    11.26%     7.73%     9.28%     7.14%     3.93%     1.72%     3.88%     4.34%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.10% (4th quarter, 2000) and the lowest quarterly return was -2.39% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     23

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes                                -0.35%     3.23%       4.85%
  Class A Return After Taxes on Distributions                -2.10%     1.49%       2.83%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -0.27%     1.73%       2.90%
  Class B Return Before Taxes                                -1.46%     3.06%       4.57%
  Class C Return Before Taxes(1)                              2.57%     3.52%       4.63%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                      6.97%     4.42%       5.97%



INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.


24                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.54%       0.54%       0.54%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.25%       0.41%       0.23%
  Total annual operating expenses                            1.04%       1.95%       1.77%
  Less: Contractual expense reimbursement(4)                 0.04%       0.24%       0.02%
  Net annual operating expenses(4)                           1.00%       1.71%       1.75%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  547      $  674      $  278
  Year 3                                                     $  754      $  839      $  551
  Year 5                                                     $  978      $1,128      $  949
  Year 10                                                    $1,620      $1,831      $2,062


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  547      $  174      $  178
  Year 3                                                     $  754      $  539      $  551
  Year 5                                                     $  978      $  928      $  949
  Year 10                                                    $1,620      $1,831      $2,062




THE HARTFORD MUTUAL FUNDS                                                     25

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Entities such as Freddie Mac, Fannie Mae and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by Congressional appropriations and the debt and the mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing

26                                                     THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Pass-through securities issued by Fannie Mae and most of those issued by Freddie Mac are guaranteed as to timely payment of principal and interest by Fannie Mae or Freddie Mac, respectively, but are not backed by the full faith and credit of the U.S. Government. Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.




THE HARTFORD MUTUAL FUNDS                                                     27

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.52%    -1.99%    11.50%     7.49%    10.82%     0.89%     3.22%     1.78%     3.03%     4.63%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.15% (3rd quarter, 2001) and the lowest quarterly return was -2.51% (2nd quarter, 2004).


 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                             -0.08%     1.76%       4.42%
  Class A Return After Taxes on Distributions(1)             -1.77%     0.18%       2.44%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                             -0.09%     0.57%       2.51%
  Class B Return Before Taxes(1)                             -1.06%     1.61%       4.01%
  Class C Return Before Taxes(1)                              2.76%     1.93%       4.02%
  Lehman Brothers U.S. Government Index (reflects no
  deduction for fees, expenses or taxes)                      8.47%     3.69%       5.55%



INDEX: The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with maturities of one year or more. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


28                                                     THE HARTFORD MUTUAL FUNDS

                                    THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.34%       0.52%       0.25%
  Total annual operating expenses                            1.14%       2.07%       1.80%
  Less: Contractual expense reimbursement(5)                 0.14%       0.42%       0.05%
  Net annual operating expenses(5)                           1.00%       1.65%       1.75%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.

(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  547      $  668      $  278
  Year 3                                                     $  754      $  820      $  551
  Year 5                                                     $  978      $1,097      $  949
  Year 10                                                    $1,620      $1,781      $2,062


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  547      $  168      $  178
  Year 3                                                     $  754      $  520      $  551
  Year 5                                                     $  978      $  897      $  949
  Year 10                                                    $1,620      $1,781      $2,062





THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Income Fund, Inflation Plus Fund and U.S. Government Securities Fund, may invest in equity securities as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

The use of derivatives is a principal investment strategy for the Income Fund, Inflation Plus Fund,

30                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


Strategic Income Fund and Total Return Bond Fund.

 FOREIGN INVESTMENTS

Except as noted below, the funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The U.S. Government Securities Fund may invest in bonds issued or guaranteed by the Canadian government or its agencies, but not as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Strategic Income Fund may invest in emerging markets as part of its principal investment strategy. All other funds, except Inflation Plus Fund and U.S. Government Securities Fund, may invest in emerging markets, but not as a part of their principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

High Yield Fund, Strategic Income Fund and Total Return Bond Fund may invest in securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Except for the Inflation Plus Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund).


32                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund), the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

Each fund may have a relatively high portfolio turnover.

Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.


THE HARTFORD MUTUAL FUNDS                                                     33

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


 INVESTMENT POLICIES

High Yield Fund, Total Return Bond Fund and U.S. Government Securities Fund have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month the ten issuers that together constitute the largest portion of each fund's assets. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



34                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISER

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the funds. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the funds, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:


THE HARTFORD MUTUAL FUNDS                                                     35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

HIGH YIELD FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.70%
Next $500 million                       0.65%
Next $4 billion                         0.60%
Next $5 billion                         0.58%
Amount Over $10 billion                 0.57%


TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.550%
Next $500 million                       0.525%
Next $4 billion                         0.500%
Next $5 billion                         0.480%
Amount Over $10 billion                 0.470%


INCOME FUND, INFLATION PLUS FUND AND U.S. GOVERNMENT SECURITIES FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.55%
Next $4.5 billion                       0.50%
Next $5 billion                         0.48%
Amount Over $10 billion                 0.47%


STRATEGIC INCOME FUND(1)

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.550%
Next $500 million                       0.500%
Next $4 billion                         0.475%
Next $5 billion                         0.455%
Over $10 billion                        0.445%



(1) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                     MANAGEMENT
FUND                                    FEES
----                                 ----------
The Hartford High Yield Fund            0.75%
The Hartford Income Fund                0.60%
The Hartford Inflation Plus Fund        0.59%
The Hartford Strategic Income Fund      0.55%
The Hartford Total Return Bond Fund     0.54%
The Hartford U.S. Government
  Securities Fund                       0.56%


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

HIGH YIELD FUND Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

James Serhant, CFA, Senior Vice President and Senior Investment Analyst of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Serhant joined Hartford Investment Management in 2005, and covers the high yield telecom, media and healthcare industries. Prior to joining the firm, he was a vice

36                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


president and senior research analyst at Delaware Investments (2001-2005). From (1997-2000), he was vice president and senior fixed income research analyst at JP Morgan Securities, Inc.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since September 2005. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

INCOME FUND William H. Davison, Jr., Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Davison, a financial and/or investment professional since 1981, joined Hartford Investment Management in 1990 and has been involved in credit analysis and portfolio management since that time. Mr. Davison has served as a portfolio manager since 1992.

Charles Moon, Managing Director and member of the Investment Strategy Committee of Hartford Investment Management, has served as a portfolio manager of the fund since August 2006. Mr. Moon joined Hartford Investment Management in 2006, and serves as the head of the Investment Grade Credit Sector and as a Senior Portfolio Manager for investment grade credit strategies. Prior to joining the firm, he served as a portfolio manager and co-head of Investment Grade Credit at OFI Institutional Asset Management (Oppenheimer Funds) (2002-2006). Previously, Mr. Moon was Executive Director of Fixed Income at Morgan Stanley Asset Management (Miller Anderson & Sherrerd) (1999-2002), serving as portfolio manager and analyst. Prior to joining Morgan Stanley, he served in various positions at Citicorp and its affiliates, including Global Analyst, Divisional Controller, and Portfolio Analyst (1993-1999).

INFLATION PLUS FUND John Hendricks, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Hendricks joined the Hartford Investment Management in 2005 as a fixed-income trader specializing in Treasury and agency securities. Mr. Hendricks is responsible for developing and implementing duration and yield curve strategies and is a member of the Investment Strategy Committee. Prior to joining Hartford Investment Management, Mr. Hendricks worked for Fidelity Capital Markets in Boston where his primary responsibility was proprietary trading strategies for the firm. Prior to Fidelity, Mr. Hendricks was a Vice President with State Street Bank in their Global Markets group. At State Street he was responsible for all risk trading activities related to Treasuries, agencies and mortgage-backed securities. Mr. Hendricks started his career in financial services as the senior government securities trader in the International Treasury Division of Bank of New England.

Timothy Wilhide, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Wilhide joined Hartford Investment Management in 1994 and has been an investment professional involved in portfolio management since 1978.

STRATEGIC INCOME FUND The fund is managed by a team of portfolio managers including Michael Bacevich, Michael Gray, Mark Niland, Peter Perrotti, Nasri Toutoungi and Edward Vaimberg.

Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Michael Gray, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Gray joined Hartford Investment Management in 2006. Previously, Mr. Gray was managing director and global head of credit research at Credit Suisse Asset Management. Prior to Credit Suisse, Mr. Gray

THE HARTFORD MUTUAL FUNDS                                                     37

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


served in similar capacities at Deutsche Asset Management and UBS Warburg.

Mark Niland, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Niland joined Hartford Investment Management in 1989 and has been an investment professional involved in trading and portfolio management since that time. Prior to joining the firm, Mr. Niland was a credit officer at Shawmut National Corp.

Peter Perrotti, CFA, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2007). Mr. Perrotti joined Hartford Investment Management in 1990 and has served in various capacities including head of the Government and Residential Securities Sector, analytical support, CMO trading, derivatives trading and portfolio management since that time. Prior to joining Hartford Investment Management, he was employed by The Travelers, where he served as an Actuarial Associate.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a managing director of Blackrock, Inc. from 1998 to January 2002 and a director and partner of Rogge Global Partners from 1997 to 1998.

Edward Vaimberg, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Vaimberg joined Hartford Investment Management in 2003. Previously, Mr. Vaimberg was a managing director of Global/Emerging Market Fixed Income Management at Bear Stearns Asset Management from 1994 to 2002. Mr. Vaimberg has been an investment professional involved in investment management since 1985.

TOTAL RETURN BOND FUND Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

U.S. GOVERNMENT SECURITIES FUND The fund is managed by Christopher Hanlon, with Russell M. Regenauer as assistant portfolio manager.

Christopher Hanlon, Senior Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on May 28, 2004. Mr. Hanlon joined Hartford Investment Management in 1988. Mr. Hanlon has served as a portfolio manager since 1994.

Russell M. Regenauer, Senior Vice President of Hartford Investment Management, has served as assistant portfolio manager of the fund since September 3, 2002. Mr. Regenauer joined Hartford Investment Management in 1993 and has been an investment professional involved in securities trading since 1985.




38                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class L, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford

THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order

40                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         4.50%      4.71%         3.75%
$ 50,000 -- $ 99,999      4.00%      4.17%         3.50%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company

42                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     43

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares

44                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.


THE HARTFORD MUTUAL FUNDS                                                     45

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.


46                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.


THE HARTFORD MUTUAL FUNDS                                                     47

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management Company, LLP and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




48                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     49

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




50                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.






                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     51

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




52                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.






THE HARTFORD MUTUAL FUNDS                                                     53

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





54                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


THE HARTFORD MUTUAL FUNDS                                                     55

TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

56                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual

THE HARTFORD MUTUAL FUNDS                                                     57

TRANSACTION POLICIES
--------------------------------------------------------------------------------


shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

58                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly (and is not a money market fund) seeks to maintain a target rate of distribution for that month. In order to do so, each fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities

THE HARTFORD MUTUAL FUNDS                                                     59

TRANSACTION POLICIES
--------------------------------------------------------------------------------


generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.


60                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




THE HARTFORD MUTUAL FUNDS                                                     61

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class A......    $ 7.93      $0.58      $  --       $(0.01)      $0.57      $(0.58)       $   --          $--
  Class B......      7.92       0.52         --        (0.01)       0.51       (0.52)           --           --
  Class C......      7.92       0.53         --        (0.01)       0.52       (0.53)           --           --
  For the Year Ended October 31, 2006
  Class A......      7.76       0.54         --         0.18        0.72       (0.55)           --           --
  Class B......      7.74       0.48         --         0.19        0.67       (0.49)           --           --
  Class C......      7.75       0.49         --         0.17        0.66       (0.49)           --           --
  For the Year Ended October 31, 2005
  Class A......      8.18       0.48         --        (0.40)       0.08       (0.50)           --           --
  Class B......      8.17       0.42         --        (0.41)       0.01       (0.44)           --           --
  Class C......      8.17       0.42         --        (0.39)       0.03       (0.45)           --           --
  For the Year Ended October 31, 2004(g)
  Class A......      7.94       0.48         --         0.23        0.71       (0.47)           --           --
  Class B......      7.93       0.43         --         0.22        0.65       (0.41)           --           --
  Class C......      7.93       0.43       0.01         0.22        0.66       (0.42)           --           --
  For the Year Ended October 31, 2003(g)
  Class A......      6.73       0.60         --         1.26        1.86       (0.65)           --           --
  Class B......      6.72       0.57         --         1.24        1.81       (0.60)           --           --
  Class C......      6.72       0.55         --         1.26        1.81       (0.60)           --           --
THE HARTFORD INCOME FUND
  For the Year Ended October 31, 2007
  Class A......     10.33       0.57         --        (0.19)       0.38       (0.57)           --           --
  Class B......     10.33       0.50         --        (0.20)       0.30       (0.49)           --           --
  Class C......     10.35       0.50         --        (0.19)       0.31       (0.50)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.24       0.54         --         0.08        0.62       (0.53)           --           --
  Class B......     10.24       0.46         --         0.08        0.54       (0.45)           --           --
  Class C......     10.26       0.46         --         0.08        0.54       (0.45)           --           --
  For the Year Ended October 31, 2005
  Class A......     10.72       0.51         --        (0.44)       0.07       (0.51)        (0.04)          --
  Class B......     10.72       0.43         --        (0.43)         --       (0.44)        (0.04)          --
  Class C......     10.74       0.43         --        (0.43)         --       (0.44)        (0.04)          --
  For the Year Ended October 31, 2004
  Class A......     10.53       0.48         --         0.22        0.70       (0.51)           --           --
  Class B......     10.53       0.42         --         0.21        0.63       (0.44)           --           --
  Class C......     10.55       0.41         --         0.22        0.63       (0.44)           --           --
  From Inception October 31, 2002, through October 31,  2003
  Class A......     10.00       0.52         --         0.58        1.06       (0.53)           --           --
  Class B......     10.00       0.44         --         0.54        1.98       (0.45)           --           --
  Class C......     10.00       0.44         --         0.56        1.00       (0.45)           --           --
                   -- SELECTED PER-SHARE DATA (A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------

THE HARTFORD HIGH YIELD FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.58)      $(0.01)     $ 7.92
  Class B......       (0.52)       (0.01)       7.91
  Class C......       (0.53)       (0.01)       7.91
  For the Year Ended October 31, 2006
  Class A......       (0.55)        0.17        7.93
  Class B......       (0.49)        0.18        7.92
  Class C......       (0.49)        0.17        7.92
  For the Year Ended October 31, 2005
  Class A......       (0.50)       (0.42)       7.76
  Class B......       (0.44)       (0.43)       7.74
  Class C......       (0.45)       (0.42)       7.75
  For the Year Ended October 31, 2004(g)
  Class A......       (0.47)        0.24        8.18
  Class B......       (0.41)        0.24        8.17
  Class C......       (0.42)        0.24        8.17
  For the Year Ended October 31, 2003(g)
  Class A......       (0.65)        1.21        7.94
  Class B......       (0.60)        1.21        7.93
  Class C......       (0.60)        1.21        7.93
THE HARTFORD INCOME FUND
  For the Year Ended October 31, 2007
  Class A......       (0.57)       (0.19)      10.14
  Class B......       (0.49)       (0.19)      10.14
  Class C......       (0.50)       (0.19)      10.16
  For the Year Ended October 31, 2006
  Class A......       (0.53)        0.09       10.33
  Class B......       (0.45)        0.09       10.33
  Class C......       (0.45)        0.09       10.35
  For the Year Ended October 31, 2005
  Class A......       (0.55)       (0.48)      10.24
  Class B......       (0.48)       (0.48)      10.24
  Class C......       (0.48)       (0.48)      10.26
  For the Year Ended October 31, 2004
  Class A......       (0.51)        0.19       10.72
  Class B......       (0.44)        0.19       10.72
  Class C......       (0.44)        0.19       10.74
  From Inception October 31, 2002, through October
     31,  2003
  Class A......       (0.53)        0.53       10.53
  Class B......       (0.45)        0.53       10.53
  Class C......       (0.45)        0.55       10.55




64                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          7.36%       $171,505        1.36%           1.15%           1.15%         7.26%       145%
          6.56          31,591        2.17            1.90            1.90          6.51         --
          6.63          35,066        2.03            1.83            1.83          6.58         --

          9.57         190,479        1.36            1.20            1.20          6.87        147
          8.90          37,189        2.17            1.95            1.95          6.10         --
          8.84          39,991        2.04            1.89            1.89          6.15         --

          0.97         188,599        1.33            1.33            1.33          5.86        113
          0.08          47,071        2.12            2.10            2.10          5.09         --
          0.30          50,945        2.00            2.00            2.00          5.18         --

          9.26(h)      247,364        1.35            1.35            1.35          6.03         86
          8.45(h)       63,972        2.07            2.07            2.07          5.32         --
          8.54(h)       71,673        1.98            1.98            1.98          5.40         --

         28.69         213,377        1.49            1.40            1.40          7.98         54
         27.83          72,293        2.23            2.10            2.10          7.39         --
         27.84          77,968        2.10            2.10            2.10          7.31         --


          3.77          98,047        1.08            0.95            0.95          5.72        147
          3.00           9,837        1.95            1.70            1.70          4.92         --
          3.01          14,263        1.82            1.70            1.70          4.92         --

          6.24          37,168        1.21            0.95            0.95          5.35        175
          5.45           7,224        2.06            1.70            1.70          4.60         --
          5.44           8,101        1.96            1.70            1.70          4.61         --

          0.70          28,942        1.20            0.95            0.95          4.80        188
         (0.04)          5,973        2.06            1.70            1.70          4.05         --
         (0.03)          5,142        1.96            1.70            1.70          4.05         --

          6.85          29,580        1.14            1.00            1.00          4.60        167
          6.10           5,541        1.95            1.70            1.70          3.90         --
          6.09           5,562        1.88            1.70            1.70          3.90         --

         10.79(f)       15,836        1.58(e)         1.00(e)         1.00(e)       5.06(e)     174
         10.01(f)        4,705        2.31(e)         1.70(e)         1.70(e)       4.31(e)      --
         10.22(f)        5,050        2.17(e)         1.70(e)         1.70(e)       4.28(e)      --




THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class A......    $10.44      $0.39      $  --       $ 0.21       $0.60      $(0.38)       $   --          $--
  Class B......     10.45       0.29         --         0.23        0.52       (0.33)           --           --
  Class C......     10.44       0.29         --         0.23        0.52       (0.33)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.67       0.49         --        (0.26)       0.23       (0.43)        (0.03)          --
  Class B......     10.68       0.40         --        (0.25)       0.15       (0.35)        (0.03)          --
  Class C......     10.67       0.40         --        (0.25)       0.15       (0.35)        (0.03)          --
  For the Year Ended October 31, 2005
  Class A......     10.95       0.41         --        (0.18)       0.23       (0.42)        (0.09)          --
  Class B......     10.96       0.33         --        (0.18)       0.15       (0.34)        (0.09)          --
  Class C......     10.96       0.33         --        (0.19)       0.14       (0.34)        (0.09)          --
  For the Year Ended October 31, 2004
  Class A......     10.63       0.30         --         0.37        0.67       (0.31)        (0.04)          --
  Class B......     10.64       0.22         --         0.37        0.59       (0.23)        (0.04)          --
  Class C......     10.63       0.23         --         0.37        0.60       (0.23)        (0.04)          --
  From inception October 31, 2002, through October 31, 2003
  Class A......     10.00       0.27         --         0.62        0.89       (0.26)           --           --
  Class B......     10.00       0.21         --         0.63        0.84       (0.20)           --           --
  Class C......     10.00       0.20         --         0.63        0.83       (0.20)           --           --
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to public) May 31, 2007, through October 31, 2007(i)
  Class A......      9.90       0.29         --        (0.14)       0.15       (0.30)           --           --
  Class B......      9.90       0.26         --        (0.15)       0.11       (0.26)           --           --
  Class C......      9.90       0.27         --        (0.15)       0.12       (0.26)           --           --
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class A......     10.59       0.49         --        (0.06)       0.43       (0.50)           --           --
  Class B......     10.54       0.41         --        (0.06)       0.35       (0.42)           --           --
  Class C......     10.61       0.42         --        (0.07)       0.35       (0.42)           --           --
  For the Year Ended October 31, 2006
  Class A......     10.62       0.41         --         0.04        0.45       (0.42)        (0.06)          --
  Class B......     10.57       0.33         --         0.04        0.37       (0.34)        (0.06)          --
  Class C......     10.64       0.34         --         0.03        0.37       (0.34)        (0.06)          --
  For the Year Ended October 31, 2005
  Class A......     10.95       0.35         --        (0.24)       0.11       (0.40)        (0.04)          --
  Class B......     10.90       0.27         --        (0.24)       0.03       (0.32)        (0.04)          --
  Class C......     10.97       0.29         --        (0.25)       0.04       (0.33)        (0.04)          --
  For the Year Ended October 31, 2004
  Class A......     11.14       0.32         --         0.21        0.53       (0.35)        (0.37)          --
  Class B......     11.09       0.24         --         0.22        0.46       (0.28)        (0.37)          --
  Class C......     11.12       0.26       0.01         0.23        0.50       (0.28)        (0.37)          --
  For the Year Ended October 31, 2003
  Class A......     10.78       0.49         --         0.48        0.97       (0.50)        (0.11)          --
  Class B......     10.73       0.42         --         0.47        0.89       (0.42)        (0.11)          --
  Class C......     10.77       0.42         --         0.46        0.88       (0.42)        (0.11)          --
                   -- SELECTED PER-SHARE DATA (A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------

THE HARTFORD INFLATION PLUS FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.38)      $ 0.22      $10.66
  Class B......       (0.33)        0.19       10.64
  Class C......       (0.33)        0.19       10.63
  For the Year Ended October 31, 2006
  Class A......       (0.46)       (0.23)      10.44
  Class B......       (0.38)       (0.23)      10.45
  Class C......       (0.38)       (0.23)      10.44
  For the Year Ended October 31, 2005
  Class A......       (0.51)       (0.28)      10.67
  Class B......       (0.43)       (0.28)      10.68
  Class C......       (0.43)       (0.29)      10.67
  For the Year Ended October 31, 2004
  Class A......       (0.35)        0.32       10.95
  Class B......       (0.27)        0.32       10.96
  Class C......       (0.27)        0.33       10.96
  From inception October 31, 2002, through October
     31, 2003
  Class A......       (0.26)        0.63       10.63
  Class B......       (0.20)        0.64       10.64
  Class C......       (0.20)        0.63       10.63
THE HARTFORD STRATEGIC INCOME FUND
  From (date shares became available to public) May
     31, 2007, through October 31, 2007(i)
  Class A......       (0.30)       (0.15)       9.75(e)
  Class B......       (0.26)       (0.15)       9.75
  Class C......       (0.26)       (0.14)       9.76
THE HARTFORD TOTAL RETURN BOND FUND
  For the Year Ended October 31, 2007
  Class A......       (0.50)       (0.07)      10.52
  Class B......       (0.42)       (0.07)      10.47
  Class C......       (0.42)       (0.07)      10.54
  For the Year Ended October 31, 2006
  Class A......       (0.48)       (0.03)      10.59
  Class B......       (0.40)       (0.03)      10.54
  Class C......       (0.40)       (0.03)      10.61
  For the Year Ended October 31, 2005
  Class A......       (0.44)       (0.33)      10.62
  Class B......       (0.36)       (0.33)      10.57
  Class C......       (0.37)       (0.33)      10.64
  For the Year Ended October 31, 2004
  Class A......       (0.72)       (0.19)      10.95
  Class B......       (0.65)       (0.19)      10.90
  Class C......       (0.65)       (0.15)      10.97
  For the Year Ended October 31, 2003
  Class A......       (0.61)        0.36       11.14
  Class B......       (0.53)        0.36       11.09
  Class C......       (0.53)        0.35       11.12




66                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         5.86%        $184,558        1.22%           1.03%           0.85%         3.09%       608%
         5.05           68,593        2.01            1.78            1.60          2.51         --
         5.05          159,067        1.97            1.78            1.60          2.31         --

         2.29          282,362        1.02            0.95            0.95          4.50        193
         1.51           92,340        1.82            1.70            1.70          3.76         --
         1.51          247,091        1.78            1.70            1.70          3.72         --

         2.10          414,778        1.00            0.95            0.95          3.88         71
         1.33          119,302        1.81            1.70            1.70          3.09         --
         1.24          373,750        1.76            1.70            1.70          3.12         --

         6.39          313,961        1.04            1.00            1.00          3.04         81
         5.65          107,964        1.81            1.70            1.70          2.21         --
         5.74          319,990        1.76            1.70            1.70          2.33         --

         9.02(f)       142,992        1.34(e)         1.00(e)         1.00(e)       2.63(e)      23
         8.41(f)        67,986        2.09(e)         1.70(e)         1.70(e)       1.98(e)      --
         8.31(f)       160,253        1.95(e)         1.70(e)         1.70(e)       1.97(e)      --


         1.53(f)        42,949        1.01(e)         0.46(e)         0.46(e)       7.15(e)      40
         1.21(f)         2,644        1.80(e)         1.25(e)         1.25(e)       6.42(e)      --
         1.31(f)        17,275        1.81(e)         1.26(e)         1.26(e)       6.47(e)      --


         4.11          601,301        1.07            1.00            1.00          4.71        268
         3.36           82,376        1.96            1.75            1.75          3.95         --
         3.33           84,793        1.78            1.75            1.75          3.95         --

         4.35          432,703        1.20            1.20            1.20          3.98        456
         3.56           79,506        2.02            1.95            1.95          3.20         --
         3.63           75,194        1.87            1.87            1.87          3.29         --

         1.00          311,557        1.24            1.20            1.20          3.24        195
         0.25           81,028        2.00            1.95            1.95          2.49         --
         0.34           74,039        1.87            1.87            1.87          2.56         --

         5.10(h)       298,903        1.27            1.25            1.25          2.98        171
         4.37(h)        91,861        1.97            1.95            1.95          2.28         --
         4.76(h)        89,504        1.86            1.86            1.86          2.37         --

         9.16          268,655        1.40            1.25            1.25          3.39        199
         8.44          106,077        2.13            1.95            1.95          2.70         --
         8.31          110,214        2.01            1.95            1.95          2.71         --




THE HARTFORD MUTUAL FUNDS                                                     67

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  -- SELECTED PER-SHARE DATA (A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class A......    $9.23       $0.44       $--        $(0.17)     $ 0.27      $(0.44)        $--            $--
  Class B......     9.18        0.38        --         (0.17)       0.21       (0.37)         --             --
  Class C......     9.18        0.37        --         (0.16)       0.21       (0.37)         --             --
  For the Year Ended October 31, 2006(g)
  Class A......     9.32        0.42        --         (0.08)       0.34       (0.43)         --             --
  Class B......     9.27        0.35        --         (0.08)       0.27       (0.36)         --             --
  Class C......     9.27        0.35        --         (0.08)       0.27       (0.36)         --             --
  For the Year Ended October 31, 2005
  Class A......     9.65        0.40        --         (0.32)       0.08       (0.41)         --             --
  Class B......     9.62        0.32        --         (0.34)      (0.02)      (0.33)         --             --
  Class C......     9.61        0.32        --         (0.33)      (0.01)      (0.33)         --             --
  For the Year Ended October 31, 2004
  Class A......     9.67        0.40        --         (0.01)       0.39       (0.41)         --             --
  Class B......     9.64        0.32        --            --        0.32       (0.34)         --             --
  Class C......     9.63        0.32        --            --        0.32       (0.34)         --             --
  For the Year Ended October 31, 2003
  Class A......     9.88        0.41        --         (0.21)       0.20       (0.41)         --             --
  Class B......     9.84        0.33        --         (0.19)       0.14       (0.34)         --             --
  Class C......     9.84        0.33        --         (0.20)       0.13       (0.34)         --             --
                   -- SELECTED PER-SHARE DATA (A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
  For the Year Ended October 31, 2007
  Class A......      $(0.44)      $(0.17)     $9.06
  Class B......       (0.37)       (0.16)      9.02
  Class C......       (0.37)       (0.16)      9.02
  For the Year Ended October 31, 2006(g)
  Class A......       (0.43)       (0.09)      9.23
  Class B......       (0.36)       (0.09)      9.18
  Class C......       (0.36)       (0.09)      9.18
  For the Year Ended October 31, 2005
  Class A......       (0.41)       (0.33)      9.32
  Class B......       (0.33)       (0.35)      9.27
  Class C......       (0.33)       (0.34)      9.27
  For the Year Ended October 31, 2004
  Class A......       (0.41)       (0.02)      9.65
  Class B......       (0.34)       (0.02)      9.62
  Class C......       (0.34)       (0.02)      9.61
  For the Year Ended October 31, 2003
  Class A......       (0.41)       (0.21)      9.67
  Class B......       (0.34)       (0.20)      9.64
  Class C......       (0.34)       (0.21)      9.63



--------

(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 70 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Total return without the inclusion of the Payments from (to) Affiliate, as noted on the Statement of Operations, can be found on page 71.
(i) Information presented below represents the calculation of financial highlights from the commencement of fund.


THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007, through October 31, 2007
  Class A.....      10.00       0.31        --        (0.26)       0.05       (0.30)         --             --
  Class B.....      10.00       0.27        --        (0.26)       0.01       (0.26)         --             --
  Class C.....      10.00       0.27        --        (0.25)       0.02       (0.26)         --             --

THE HARTFORD STRATEGIC INCOME FUND
  From (commencement of operations) May 15, 2007,
     through October 31, 2007
  Class A.....        (0.30)       (0.25)      9.75
  Class B.....        (0.26)       (0.25)      9.75
  Class C.....        (0.26)       (0.24)      9.76




68                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



          3.00%        $54,414        1.20%           1.00%           1.00%         4.85%        68%
          2.38          13,837        2.07            1.71            1.71          4.14         --
          2.35          14,488        1.87            1.75            1.75          4.10         --

          3.77          45,851        1.39            1.15            1.15          4.60        158
          3.01          17,011        2.20            1.91            1.91          3.84         --
          3.01           9,698        2.08            1.90            1.90          3.86         --

          0.79          47,252        1.38            1.15            1.15          4.17        108
         (0.17)         21,268        2.17            1.90            1.90          3.41         --
         (0.07)          9,631        2.05            1.90            1.90          3.41         --

          4.08          53,401        1.38            1.20            1.20          4.09        110
          3.37          26,218        2.11            1.90            1.90          3.39         --
          3.37          13,926        2.00            1.90            1.90          3.38         --

          2.06          65,337        1.48            1.20            1.20          4.11        108
          1.45          38,210        2.21            1.90            1.90          3.41         --
          1.34          26,626        2.07            1.90            1.90          3.43         --



          0.52(h)       42,949        0.97(e)         0.44(e)         0.44(e)       7.16(e)      42
          0.20(h)        2,644        1.73(e)         1.21(e)         1.21(e)       6.45(e)      --
          0.30(h)       17,275        1.78(e)         1.25(e)         1.25(e)       6.48(e)      --




THE HARTFORD MUTUAL FUNDS                                                     69

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------

HIGH YIELD FUND
Class A Shares                                  1.15%               1.20%               1.33%
Class B Shares                                  1.90%               1.94%               2.10%
Class C Shares                                  1.83%               1.89%               2.00%
INCOME FUND
Class A Shares                                  0.95%               0.95%               0.95%
Class B Shares                                  1.70%               1.70%               1.70%
Class C Shares                                  1.70%               1.70%               1.70%
INFLATION PLUS FUND
Class A Shares                                  0.85%               0.95%               0.95%
Class B Shares                                  1.60%               1.70%               1.70%
Class C Shares                                  1.60%               1.70%               1.70%
STRATEGIC INCOME FUND
Class A Shares                                  0.46%(C)
Class B Shares                                  1.25%(C)
Class C Shares                                  1.26%(C)
TOTAL RETURN BOND FUND
Class A Shares                                  1.00%               1.19%               1.20%
Class B Shares                                  1.75%               1.95%               1.95%
Class C Shares                                  1.75%               1.86%               1.87%
U.S. GOVERNMENT SECURITIES FUND
Class A Shares                                  1.00%               1.15%               1.15%
Class B Shares                                  1.71%               1.90%               1.90%
Class C Shares                                  1.75%               1.90%               1.90%


--------

(C) From May 15, 2007 (commencement of operations), through October 31, 2007.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                         PAYMENTS FROM AFFILIATE
--------------------------------------------------------------------------------

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

                                                            IMPACT FROM
                                                           PAYMENT FROM
                                                           AFFILIATE FOR
                                                          TRANSFER AGENT
                                                            ALLOCATION
                                                            METHODOLOGY        TOTAL RETURN
                                                          REIMBURSEMENTS    EXCLUDING PAYMENTS
                                                              FOR THE       FROM AFFILIATE FOR
FUND                                                        YEAR ENDED        THE YEAR ENDED
----                                                     OCTOBER 31, 2004    OCTOBER 31, 2004
                                                         -------------------------------------
High Yield Class A                                             0.01%               9.25%
High Yield Class B                                               --                8.45%
High Yield Class C                                              0.1%               8.44%
Total Return Bond Fund Class A                                 0.02%               5.08%
Total Return Bond Fund Class B                                 0.02%               4.35%
Total Return Bond Fund Class C                                 0.19%               4.57%




THE HARTFORD MUTUAL FUNDS                                                     71

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford High Yield Fund               A          316    416645489    HAHAX
The Hartford High Yield Fund               B          202    416645471    HAHBX
The Hartford High Yield Fund               C          203    416645463    HAHCX
The Hartford Income Fund                   A         1638    416646248    HTIAX
The Hartford Income Fund                   B         1639    416646230    HTIBX
The Hartford Income Fund                   C         1640    416646222    HTICX
The Hartford Inflation Plus Fund           A         1646    416646156    HIPAX
The Hartford Inflation Plus Fund           B         1647    416646149    HIPBX
The Hartford Inflation Plus Fund           C         1648    416646131    HIPCX
The Hartford Strategic Income Fund         A         1598    41664L666    HSNAX
The Hartford Strategic Income Fund         B         1599    41664L658    HSNBX
The Hartford Strategic Income Fund         C         1600    41664L641    HSNCX
The Hartford Total Return Bond Fund        A          217    416645778    ITBAX
The Hartford Total Return Bond Fund        B          218    416645760    ITBBX
The Hartford Total Return Bond Fund        C          254    416645570    HABCX
The Hartford U.S. Government Securities
  Fund                                     A         1634    416529410    HUSAX
The Hartford U.S. Government Securities
  Fund                                     B         1635    416529394    HUSBX
The Hartford U.S. Government Securities
  Fund                                     C         1636    416529386    HUSCX




72                                                     THE HARTFORD MUTUAL FUNDS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008

                                               THE HARTFORD SHORT-TERM INCOME
                                               FUNDS



AS WITH ALL MUTUAL      THE HARTFORD FLOATING RATE FUND
FUNDS, THE              THE HARTFORD MONEY MARKET FUND
SECURITIES AND          THE HARTFORD SHORT DURATION FUND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         2
                            The Hartford Floating Rate Fund                      3
                            The Hartford Money Market Fund                       9
                            The Hartford Short Duration Fund                    14
Description of other        Investment strategies and investment matters        20
investment                  Terms used in this Prospectus
strategies and                                                                  23
investment risks
Investment manager          Management of the funds
and                                                                             25
management fee
information
Information on your         About your account
account                                                                         28
                            Choosing a share class                              28
                            How sales charges are calculated                    30
                            Sales charge reductions and waivers                 32
                            Opening an account                                  36
                            Buying shares                                       38
                            Selling shares                                      40
                            Transaction policies                                44
                            Dividends and account policies                      48
                            Additional investor services                        49
Further information         Financial highlights
on the                                                                          51
funds
                            Fund code, CUSIP number and symbol                  57
                            For more information                                58




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds, except for the Short Duration Fund also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The Floating Rate Fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the Floating Rate Fund. Floating Rate Fund is a non-diversified fund.

The funds are referred to as the Hartford Fixed Income Funds. The funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD FLOATING RATE FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting the fund's performance are credit, liquidity and interest rate risk. Credit risk depends largely on the perceived financial health of Borrowers and issuers of debt securities. In general, lower-rated loans and bonds have higher credit risks. Loan prices and prices of debt securities can fall on bad news about the economy, an industry or a

THE HARTFORD MUTUAL FUNDS                                                      3

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


company. Share price, yield and total return may fluctuate more than would be the case with less aggressive loan and bond funds. Because the fund invests mainly in investments rated below-investment-grade, it is subject to heightened credit risk. The fund could lose money if the fundamentals of an industry in which the fund invests deteriorate or if a Borrower or issuer underperforms or defaults, or if any loan or debt security that the fund owns is downgraded. In addition, because the fund is non-diversified and therefore may take larger positions in individual Borrowers and issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio.

When interest rates rise, the value of a portfolio invested in fixed-rate obligations falls. You could lose money as a result of your investment.

Most, but not all, Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Foreign investments may be more risky than domestic investments. Investments in loans of foreign Borrowers and securities of foreign issuers and non-dollar loans and securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse. Foreign loans and foreign debt securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

The fund is subject to liquidity risk. As with many fixed income investments, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the fund's net asset value. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. In addition, loans in which the fund invests may require the consent of the Borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the fund's ability to sell loans and may adversely affect the price that can be obtained. The fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the fund to sell loans or securities at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The fund typically purchases loans via assignment, which makes the fund a direct lender. However, the fund may also invest in loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the Borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the Borrower.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the

4                                                      THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------


Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.68%     0.88%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.05% (1st quarter, 2007) and the lowest quarterly return was -1.79% (3rd quarter, 2007).



THE HARTFORD MUTUAL FUNDS                                                      5

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 04/29/05)
  Class A Return Before Taxes                                 -2.14%          3.16%
  Class A Return After Taxes on Distributions                 -4.41%          1.02%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 -1.40%          1.47%
  Class B Return Before Taxes                                 -4.61%          2.54%
  Class C Return Before Taxes                                 -0.92%          3.56%
  Credit Suisse Leverage Loan Index                            1.87%          4.90%


INDEX: Credit Suisse Leverage Loan Index is designed to mirror the investible universe of the United States dollar-denominated leveraged loan market. You cannot invest directly in an index.


6                                                      THE HARTFORD MUTUAL FUNDS

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             3.00%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                          0.61%         0.61%        0.61%
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.11%         0.19%        0.13%
  Total annual operating expenses                          0.97%         1.80%        1.74%
  Less: Contractual expense reimbursement(4)                None         0.05%         None
  Net annual operating expenses(4)                         0.97%         1.75%        1.74%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses, restated to reflect current fees.
(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. HASCO's contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HASCO provides written notice of termination of the expense reimbursement agreement to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                      7

                                                 THE HARTFORD FLOATING RATE FUND

--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  396     $  678     $  277
  Year 3                                                       $  600     $  851     $  548
  Year 5                                                       $  820     $1,149     $  944
  Year 10                                                      $1,454     $1,856     $2,052


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  396     $  178     $  177
  Year 3                                                       $  600     $  551     $  548
  Year 5                                                       $  820     $  949     $  944
  Year 10                                                      $1,454     $1,856     $2,052




8                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD MONEY MARKET FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

--------------------------------------------------------------------------------

MAIN RISKS. The primary risks of this fund are interest rate risk, credit risk, income risk, manager risk and foreign investment risk.

A rise in interest rates could cause a fall in the values of the fund's securities.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Manager risk refers to the risk that if Hartford Investment Management does not effectively implement the fund's investment goal and style, the fund could underperform its peers.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, there is a risk that the fund's share price could fall below $1.00, which would make your shares worth less than what you paid for them.



THE HARTFORD MUTUAL FUNDS                                                      9

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund's Class A shares because of differences in the expenses borne by each class of shares. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.69%     4.32%     5.33%     3.29%     0.97%     0.24%     0.44%     2.36%     4.23%     4.40%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.43% (3rd quarter, 2000) and the lowest quarterly return was 0.03% (2nd quarter, 2004).



10                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                               1 YEAR   5 YEARS   10 YEARS
  Class A                                                       4.40%    2.32%      3.03%
  Class B                                                      -1.38%    1.36%      2.39%
  Class C(1)                                                    2.64%    1.74%      2.38%
  90-Day Treasury Bill Index (reflects no deductions for
  fees, expenses or taxes)(2)                                   4.40%    2.90%      3.50%


INDEX: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-888-843-7824 for the fund's most recent current and effective yield information. HIFSCO, the distributor of The Hartford Mutual Funds, has agreed to waive receipt of Rule 12b-1 fees for Class B and C shares in an amount necessary to prevent the yield on those shares from becoming negative. This waiver may be discontinued at any time. Total return and yield for Class B and Class C shares would have been lower if the fund's Rule 12b-1 fees had not been limited by HIFSCO.

(1) Class C shares commenced operations on July 31, 1998. Class C share performance prior to July 31, 1998 reflects Class B share performance and operating expenses less Class C share sales charges.

(2) The 60-Day Treasury Bill Index is no longer available as the fund's index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               None         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.45%        0.45%        0.45%
  Distribution and service (12b-1) fees                     0.25%(3)     1.00%        1.00%
  Other expenses(4)                                         0.31%        0.29%        0.16%
  Total annual operating expenses                           1.01%        1.74%        1.61%
  Less: Contractual expense reimbursement(5)                0.11%        0.09%         None
  Net annual operating expenses(5)                          0.90%        1.65%        1.61%



(1) A contingent deferred sales charge of 1.00% may apply only on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at the first breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.90%, 1.65% and 1.65%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


12                                                     THE HARTFORD MUTUAL FUNDS

                                                  THE HARTFORD MONEY MARKET FUND

--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $   92     $  668     $  264
  Year 3                                                       $  287     $  820     $  508
  Year 5                                                       $  498     $1,097     $  876
  Year 10                                                      $1,108     $1,754     $1,911


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $   92     $  168     $  164
  Year 3                                                       $  287     $  520     $  508
  Year 5                                                       $  498     $  897     $  876
  Year 10                                                      $1,108     $1,754     $1,911





THE HARTFORD MUTUAL FUNDS                                                     13

THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's duration, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund may invest significantly in mortgage-related and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage-related and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage-related and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage-related and asset-backed securities. If the fund purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been

14                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------


satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

High yield bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

In some circumstances the fund's investments could become harder to value.

Although bank loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. In certain cases, the market for bank loans and loan participations is not highly liquid, and the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and the fund's ability to dispose of particular bank loans or loan participations when necessary to meet redemption of fund shares, to meet the fund's liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The lack of a highly liquid secondary market for certain bank loans and loan participations also may make it more difficult for the fund to value these investments for purposes of calculating its net asset value.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund may trade securities actively, which could increase its transaction costs (thus affecting performance) and may increase your taxable distributions.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.



THE HARTFORD MUTUAL FUNDS                                                     15

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.87%     1.45%     1.79%     3.96%     3.08%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 1.81% (2nd quarter, 2003) and the lowest quarterly return was -1.25% (2nd quarter, 2004).



16                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                            LIFE OF FUND
                                                       1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                          -0.01%    2.20%          2.39%
  Class A Return After Taxes on Distributions          -1.57%    0.96%          1.15%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                  -0.03%    1.15%          1.31%
  Class B Return Before Taxes                          -2.62%    1.73%          2.09%
  Class C Return Before Taxes                           1.33%    2.09%          2.26%
  Lehman Brothers 1-5 Year U.S. Government/Credit
  Index (reflects no deduction for fees, expenses or
  taxes)                                                7.27%    3.60%          3.77%


INDEX: The Lehman Brothers 1-5 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-5 Year Government/Credit Index includes securities in the 1-5 year maturity range in the Government/Credit Index. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     17

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             3.00%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                       0.50%         0.50%        0.50%
  Distribution and service (12b-1) fees                    0.25%(3)      1.00%        1.00%
  Other expenses(4)                                        0.21%         0.35%        0.19%
  Total annual operating expenses                          0.96%         1.85%        1.69%
  Less: Contractual expense reimbursement(5)               0.06%         0.20%        0.04%
  Net annual operating expenses(5)                         0.90%         1.65%        1.65%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.90%, 1.65% and 1.65%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


18                                                     THE HARTFORD MUTUAL FUNDS

                                                THE HARTFORD SHORT DURATION FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  389     $  668     $  268
  Year 3                                                       $  578     $  820     $  520
  Year 5                                                       $  783     $1,097     $  897
  Year 10                                                      $1,375     $1,754     $1,955


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  389     $  168     $  168
  Year 3                                                       $  578     $  520     $  520
  Year 5                                                       $  783     $  897     $  897
  Year 10                                                      $1,375     $1,754     $1,955




THE HARTFORD MUTUAL FUNDS                                                     19

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

The Money Market Fund will invest in high-quality market securities at all times as its principal investment strategy. From time to time, as part of its principal investment strategy, each other fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund (other than the Money Market Fund) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The Floating Rate Fund and Short Duration Fund may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Money Market Fund may invest in securities of foreign issuers or borrowers, but not in non-dollar

20                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


securities, as part of its principal investment strategy.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

Floating Rate Fund may invest in emerging markets, but not as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations

THE HARTFORD MUTUAL FUNDS                                                     21

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Except for the Money Market Fund, each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Money Market Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and

22                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Short Duration Fund may have a relatively high portfolio turnover.

The other funds may also, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Floating Rate Fund has a name which suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by the fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of the fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore,

THE HARTFORD MUTUAL FUNDS                                                     23

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



24                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-adviser described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the funds. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.




THE HARTFORD MUTUAL FUNDS                                                     25

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

FLOATING RATE FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.65%
Next $4.5 billion                       0.60%
Next $5 billion                         0.58%
Amount Over $10 billion                 0.57%


SHORT DURATION FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.50%
Next $4.5 billion                       0.45%
Next $5 billion                         0.43%
Amount Over $10 billion                 0.42%


MONEY MARKET FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $1 billion                        0.45%
Next $4 billion                         0.40%
Next $5 billion                         0.38%
Amount Over $10 billion                 0.37%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Floating Rate Fund        0.61%
The Hartford Money Market Fund         0.50%
The Hartford Short Duration Fund       0.55%


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

FLOATING RATE FUND Michael Bacevich, Managing Director and Senior Portfolio Manager of Hartford Investment Management, has served as portfolio manager of the fund since its inception (2005). Mr. Bacevich joined Hartford Investment Management as head of its Bank Loan Sector in 2004. Previously Mr. Bacevich was the head of the Bank Loan Unit at CIGNA Investments, Inc. from 2000 until joining Hartford Investment Management.

Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.

MONEY MARKET FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 1, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Tonkinson previously served as assistant

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portfolio manager of the fund since March 15, 2004. Mr. Tonkinson joined
Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

SHORT DURATION FUND Robert Crusha, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Crusha served as assistant portfolio manager of the fund since its inception on October 31, 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Brian Dirgins, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 15, 2004. Mr. Dirgins joined Hartford Investment Management in 1998 and has been an investment professional involved in trading and securities analysis since 1989.




THE HARTFORD MUTUAL FUNDS                                                     27

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ABOUT YOUR ACCOUNT
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 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company").

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                                                              ABOUT YOUR ACCOUNT
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HIFSCO is a registered broker-dealer and member of the Financial Industry
Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are

THE HARTFORD MUTUAL FUNDS                                                     29

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ABOUT YOUR ACCOUNT
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entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

SHORT DURATION FUND AND FLOATING RATE FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         3.00%      3.09%         2.50%
$ 50,000 -- $ 99,999      2.50%      2.56%         2.00%
$100,000 -- $249,999      2.25%      2.30%         1.75%
$250,000 -- $499,999      1.75%      1.78%         1.25%
$500,000 -- $999,999      1.25%      1.27%         1.00%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

A front-end sales charge is not assessed on Class A shares of the Money Market Fund.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any

30                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial

THE HARTFORD MUTUAL FUNDS                                                     31

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI.

32                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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   The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,


THE HARTFORD MUTUAL FUNDS                                                     33

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ABOUT YOUR ACCOUNT
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- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.


34                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).


THE HARTFORD MUTUAL FUNDS                                                     35

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other

36                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management Company, LLP and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     37

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




38                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     39

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




40                                                     THE HARTFORD MUTUAL FUNDS

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     41

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




42                                                     THE HARTFORD MUTUAL FUNDS

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

CHECKWRITING -- APPLIES TO MONEY MARKET FUND CLASS A SHARES ONLY

               - Fill out the "Class A Money Fund Checkwriting Signature Card"
  (CHECK         section of your new account application.
  GRAPHIC)     - Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire. Checks written on your account prior to the end of this period may result in those checks being returned to you for insufficient funds.
               - Write a check for any amount over $100 and sign each check as designated on the signature card.
               - You are entitled to distributions paid on your shares up to the time your check is presented to our bank for payment.
               - You may not write a check for the entire value of your account or close your account by writing a check.
               - If the amount of your check is greater than the value of your
                 Money Market Fund account, the fund will return your check for insufficient funds and your account will be charged a $25 service fee.
               - Checks cleared and/or verified electronically will not be accepted.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     43

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults;
(ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Floating Rate Fund redemptions will be processed at the next NAV calculated after your request is received, if your order is in "good order," but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Floating Rate Fund.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase

THE HARTFORD MUTUAL FUNDS                                                     45

TRANSACTION POLICIES
--------------------------------------------------------------------------------

broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as

46                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You

THE HARTFORD MUTUAL FUNDS                                                     47

TRANSACTION POLICIES
--------------------------------------------------------------------------------

may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-

48                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.


THE HARTFORD MUTUAL FUNDS                                                     49

TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




50                                                     THE HARTFORD MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     51

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------------------------------------------------------------------------------------





                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class A......    $10.11     $  0.66      $--        $(0.31)     $  0.35    $  (0.67)       $--            $--          $  (0.67)
  Class B......     10.11        0.58       --         (0.31)        0.27       (0.59)        --             --             (0.59)
  Class C......     10.11        0.59       --         (0.32)        0.27       (0.60)        --             --             (0.60)
  For the Year Ended October 31, 2006
  Class A......     10.09        0.62       --          0.02         0.64       (0.62)        --             --             (0.62)
  Class B......     10.08        0.54       --          0.03         0.57       (0.54)        --             --             (0.54)
  Class C......     10.08        0.55       --          0.03         0.58       (0.55)        --             --             (0.55)
  From (commencement of operations) April 29, 2005, through October 31, 2005
  Class A......     10.00        0.22       --          0.08         0.30       (0.21)        --             --             (0.21)
  Class B......     10.00        0.19       --          0.08         0.27       (0.19)        --             --             (0.19)
  Class C......     10.00        0.18       --          0.09         0.27       (0.19)        --             --             (0.19)
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class A......      1.00        0.04       --            --         0.04       (0.04)        --             --             (0.04)
  Class B......      1.00        0.04       --            --         0.04       (0.04)        --             --             (0.04)
  Class C......      1.00        0.04       --            --         0.04       (0.04)        --             --             (0.04)
  For the Year Ended October 31, 2006
  Class A......      1.00        0.04       --            --         0.04       (0.04)        --             --             (0.04)
  Class B......      1.00        0.03       --            --         0.03       (0.03)        --             --             (0.03)
  Class C......      1.00        0.03       --            --         0.03       (0.03)        --             --             (0.03)
  For the Year Ended October 31, 2005
  Class A......      1.00        0.02       --            --         0.02       (0.02)        --             --             (0.02)
  Class B......      1.00        0.01       --            --         0.01       (0.01)        --             --             (0.01)
  Class C......      1.00        0.01       --            --         0.01       (0.01)        --             --             (0.01)
  For the Year Ended October 31, 2004
  Class A......      1.00      0.0030       --            --       0.0030     (0.0030)        --             --           (0.0030)
  Class B......      1.00      0.0001       --            --       0.0001     (0.0001)        --             --           (0.0001)
  Class C......      1.00      0.0001       --            --       0.0001     (0.0001)        --             --           (0.0001)
  For the Year Ended October 31, 2003
  Class A......      1.00       0.003       --            --        0.003      (0.003)        --             --            (0.003)
  Class B......      1.00          --       --            --           --          --         --             --                --
  Class C......      1.00          --       --            --           --          --         --             --                --
                 -- SELECTED PER-SHARE
                       DATA(A) --
                 ---------------------

                     NET
                  INCREASE
                 (DECREASE)  NET ASSET
                   IN NET     VALUE AT
                    ASSET      END OF
                    VALUE      PERIOD
                 ----------  ---------
THE HARTFORD FLOATING RATE FUND
  For the Year Ended October 31, 2007
  Class A......    $(0.32)     $ 9.79
  Class B......     (0.32)       9.79
  Class C......     (0.33)       9.78
  For the Year Ended October 31, 2006
  Class A......      0.02       10.11
  Class B......      0.03       10.11
  Class C......      0.03       10.11
  From (commencement of operations)
     April 29, 2005, through October
     31, 2005
  Class A......      0.09       10.09
  Class B......      0.08       10.08
  Class C......      0.08       10.08
THE HARTFORD MONEY MARKET FUND
  For the Year Ended October 31, 2007
  Class A......        --        1.00
  Class B......        --        1.00
  Class C......        --        1.00
  For the Year Ended October 31, 2006
  Class A......        --        1.00
  Class B......        --        1.00
  Class C......        --        1.00
  For the Year Ended October 31, 2005
  Class A......        --        1.00
  Class B......        --        1.00
  Class C......        --        1.00
  For the Year Ended October 31, 2004
  Class A......        --        1.00
  Class B......        --        1.00
  Class C......        --        1.00
  For the Year Ended October 31, 2003
  Class A......        --        1.00
  Class B......        --        1.00
  Class C......        --        1.00




52                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                 -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------


                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   BEFORE           AFTER           AFTER       RATIO OF
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                     AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(B)      (000'S)     EXPENSE(D)      EXPENSE(D)      EXPENSE(D)    NET ASSETS   RATE(C)
      ---------    ----------  --------------  --------------  --------------  ----------  ---------


         3.54%     $1,996,644       0.96%           0.96%           0.96%         6.61%        62%
         2.72          71,403       1.80            1.75            1.75          5.84         --
         2.67       1,870,911       1.74            1.74            1.74          5.86         --

         6.56       1,500,394       0.98            0.50            0.50          6.71         33
         5.79          42,182       1.83            1.35            1.35          5.84         --
         5.86         828,910       1.77            1.28            1.28          5.93         --

         3.06(f)      169,485       1.03(e)         0.29(e)         0.29(e)       5.68(e)      15
         2.66(f)        5,659       1.89(e)         1.04(e)         1.04(e)       4.91(e)      --
         2.67(f)       92,710       1.79(e)         1.02(e)         1.02(e)       5.03(e)      --


         4.49         314,872       1.13            0.95            0.95          4.40        N/A
         3.71          29,219       1.82            1.70            1.70          3.65         --
         3.72          59,575       1.72            1.69            1.69          3.66         --

         4.00         207,592       1.14            0.95            0.95          3.95        N/A
         3.22          27,995       1.79            1.70            1.70          3.18         --
         3.22          16,997       1.76            1.70            1.70          3.20         --

         1.99         182,308       1.22            0.95            0.95          1.96        N/A
         1.23          30,716       1.88            1.70            1.70          1.16         --
         1.23          18,790       1.80            1.70            1.70          1.19         --

         0.28         205,442       1.22            1.00            1.00          0.27        N/A
         0.01          45,836       1.82            1.25            1.25          0.01         --
         0.01          26,626       1.77            1.27            1.27          0.01         --

         0.32         246,199       1.28            1.00            1.00          0.33        N/A
           --          67,732       2.01            1.33(k)         1.33(k)       0.01         --
           --          29,955       1.89            1.36(k)         1.36(k)       0.01         --




THE HARTFORD MUTUAL FUNDS                                                     53

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------------------------------------------------------------------------------------





                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class A......    $ 9.89      $0.44       $--        $(0.07)      $0.37      $(0.44)        $--            $--           $(0.44)
  Class B......      9.90       0.37        --         (0.09)       0.28       (0.36)         --             --            (0.36)
  Class C......      9.90       0.37        --         (0.09)       0.28       (0.36)         --             --            (0.36)
  For the Year Ended October 31, 2006
  Class A......      9.85       0.35        --          0.04        0.39       (0.35)         --             --            (0.35)
  Class B......      9.85       0.27        --          0.05        0.32       (0.27)         --             --            (0.27)
  Class C......      9.85       0.27        --          0.05        0.32       (0.27)         --             --            (0.27)
  For the Year Ended October 31, 2005
  Class A......     10.08       0.33        --         (0.24)       0.09       (0.32)         --             --            (0.32)
  Class B......     10.08       0.25        --         (0.23)       0.02       (0.25)         --             --            (0.25)
  Class C......     10.08       0.25        --         (0.23)       0.02       (0.25)         --             --            (0.25)
  For the Year Ended October 31, 2004
  Class A......     10.14       0.30        --         (0.06)       0.24       (0.30)         --             --            (0.30)
  Class B......     10.14       0.23        --         (0.06)       0.17       (0.23)         --             --            (0.23)
  Class C......     10.14       0.23        --         (0.06)       0.17       (0.23)         --             --            (0.23)
  From inception October 31, 2002, through October 31, 2003
  Class A......     10.00       0.30        --          0.14        0.44       (0.30)         --             --            (0.30)
  Class B......     10.00       0.23        --          0.14        0.37       (0.23)         --             --            (0.23)
  Class C......     10.00       0.23        --          0.14        0.37       (0.23)         --             --            (0.23)
                 -- SELECTED PER-SHARE
                       DATA(A) --
                 ---------------------

                     NET
                  INCREASE
                 (DECREASE)  NET ASSET
                   IN NET     VALUE AT
                    ASSET       END
                    VALUE    OF PERIOD
                 ----------  ---------
THE HARTFORD SHORT DURATION FUND
  For the Year Ended October 31, 2007
  Class A......    $(0.07)     $ 9.82
  Class B......     (0.08)       9.82
  Class C......     (0.08)       9.82
  For the Year Ended October 31, 2006
  Class A......      0.04        9.89
  Class B......      0.05        9.90
  Class C......      0.05        9.90
  For the Year Ended October 31, 2005
  Class A......     (0.23)       9.85
  Class B......     (0.23)       9.85
  Class C......     (0.23)       9.85
  For the Year Ended October 31, 2004
  Class A......     (0.06)      10.08
  Class B......     (0.06)      10.08
  Class C......     (0.06)      10.08
  From inception October 31, 2002,
     through October 31, 2003
  Class A......      0.14       10.14
  Class B......      0.14       10.14
  Class C......      0.14       10.14



--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 56 for impact on ratios)
(e) Annualized.
(f) Not annualized.


54                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                 -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------


                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS     RATIO OF
                                   BEFORE           AFTER           AFTER          NET
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND   INVESTMENT
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS    INCOME
                    AT END OF   AND INCLUDING   AND INCLUDING   AND EXCLUDING      TO      PORTFOLIO
        TOTAL        PERIOD       INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(B)      (000'S)     EXPENSE(D)      EXPENSE(D)      EXPENSE(D)    NET ASSETS   RATE(C)
      ---------    ----------  --------------  --------------  --------------  ----------  ---------


         3.80%       $34,606        1.04%           0.90%           0.90%         4.49%        68%
         2.91          6,349        1.90            1.65            1.65          3.73         --
         2.91         22,322        1.77            1.65            1.65          3.74         --

         4.02         26,726        1.10            0.90            0.90          3.53        119
         3.33          6,760        1.92            1.65            1.65          2.77         --
         3.33         14,382        1.83            1.65            1.65          2.76         --

         0.92         29,212        1.05            0.90            0.90          3.23        123
         0.17          8,814        1.89            1.65            1.65          2.47         --
         0.17         22,973        1.78            1.65            1.65          2.47         --

         2.40         39,148        1.06            0.95            0.95          2.95        108
         1.68         12,267        1.84            1.65            1.65          2.26         --
         1.68         34,949        1.76            1.65            1.65          2.26         --

         4.48(f)      32,753        1.34(e)         0.95(e)         0.95(e)       3.14(e)     113
         3.77(f)      10,206        2.09(e)         1.65(e)         1.65(e)       2.46(e)      --
         3.77(f)      30,660        1.96(e)         1.65(e)         1.65(e)       2.44(e)      --




THE HARTFORD MUTUAL FUNDS                                                     55

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
FLOATING RATE FUND
Class A Shares                                  0.96%               0.50%
Class B Shares                                  1.75%               1.35%
Class C Shares                                  1.74%               1.28%
MONEY MARKET FUND
Class A Shares                                  0.95%               0.95%               0.95%
Class B Shares                                  1.70%               1.70%               1.70%
Class C Shares                                  1.69%               1.70%               1.70%
SHORT DURATION FUND
Class A Shares                                  0.90%               0.90%               0.90%
Class B Shares                                  1.65%               1.65%               1.65%
Class C Shares                                  1.65%               1.65%               1.65%




56                                                     THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Floating Rate Fund            A         1209    416648558    HFLAX
The Hartford Floating Rate Fund            B         1210    416648541    HFLBX
The Hartford Floating Rate Fund            C         1211    416648533    HFLCX
The Hartford Money Market Fund             A          940    416645745    IHAXX
The Hartford Money Market Fund             B          290    416645737    HMBXX
The Hartford Money Market Fund             C          259    416645562    HRCXX
The Hartford Short Duration Fund           A         1642    416646198    HSDAX
The Hartford Short Duration Fund           B         1643    416646180    HSDBX
The Hartford Short Duration Fund           C         1644    416646172    HSDCX




THE HARTFORD MUTUAL FUNDS                                                     57

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                       PROSPECTUS
                       MARCH 1, 2008


AS WITH ALL MUTUAL       THE HARTFORD NON-TAXABLE FIXED INCOME FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
EXCHANGE COMMISSION     THE HARTFORD TAX-FREE CALIFORNIA FUND
HAS NOT APPROVED OR     THE HARTFORD TAX-FREE MINNESOTA FUND
DISAPPROVED THESE       THE HARTFORD TAX-FREE NATIONAL FUND
SECURITIES OR PASSED    THE HARTFORD TAX-FREE NEW YORK FUND
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         4
A summary of each           The Hartford High Yield Municipal Bond Fund          5
fund's
goals, principal            The Hartford Tax-Free California Fund                8
  strategies,
main risks,                 The Hartford Tax-Free Minnesota Fund                13
  performance and
expenses                    The Hartford Tax-Free National Fund                 18
                            The Hartford Tax-Free New York Fund                 23
Description of other        Investment strategies and investment matters        29
investment                  Terms used in this Prospectus                       32
strategies and
investment risks
Investment manager          Management of the funds                             34
and management fee
information
Information on your         About your account                                  37
account
                            Choosing a share class                              37
                            How sales charges are calculated                    39
                            Sales charge reductions and waivers                 40
                            Opening an account                                  45
                            Buying shares                                       47
                            Selling shares                                      49
                            Transaction policies                                52
                            Dividends and account policies                      56
                            Additional investor services                        58
Further information         Financial highlights                                60
on the funds
                            Fund code, CUSIP number and symbol                  69
                            For more information                                70




THE HARTFORD MUTUAL FUNDS                                                      3

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds, except the High Yield Municipal Bond Fund, also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

The High Yield Municipal Bond Fund and Tax-Free National Fund also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the funds, pursuant to a separate prospectus describing that class.

In addition, the Tax-Free Minnesota Fund and Tax-Free National Fund also offer Class L shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each fund is a diversified fund except for the funds listed below. The following funds are non-diversified:

  -  High Yield Municipal Bond Fund

  -  Tax-Free California Fund

  -  Tax-Free New York Fund

Tax-Free Minnesota Fund and Tax-Free National Fund are series of The Hartford Mutual Funds II, Inc. All other funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of each of the funds is provided by Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC. HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



4                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford High Yield Municipal Bond Fund seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in non-investment grade municipal securities. At least 80% of the fund's assets must be invested in municipal securities, but a greater or lesser portion may be non-investment grade. Non-investment grade municipal securities are securities issued by state and local governments and their agencies or instrumentalities that are rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade securities are commonly referred to as "high yield -- high risk" or "junk bonds". Under normal market conditions the fund will focus its investments on higher yielding investment grade and non-investment grade municipal securities. Up to 100% of the fund's securities may be non-investment grade securities. The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have restrictions regarding maturity, the fund tends to have an average maturity of 10-25 years. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes.

The fund may also invest in variable rate bonds known as "inverse floaters" which pay interest at rates which bear an inverse relationship to changes in short-term market interest rates.

The fund will generally hold a diversified portfolio of investments across states and sectors, although the fund is not required to invest in all states and sectors at all times.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as a top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk depends largely on the perceived financial health of bond issuers. In general, lower-rated bonds have higher credit risks. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default.

In addition, because the fund is non-diversified and therefore may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations

THE HARTFORD MUTUAL FUNDS                                                      5

                                     THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------


issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

The fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax.

Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser's judgment with respect to a number of factors. The fund's performance could be worse than if it had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.



6                                                      THE HARTFORD MUTUAL FUNDS

                                     THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND

--------------------------------------------------------------------------------


PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price
  or redemption proceeds, whichever is less)                  None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.24%       0.28%       0.26%
  Acquired Fund fees and expenses(5)                         0.03%       0.03%       0.03%
  Total annual operating expenses                            1.07%       1.86%       1.84%
  Less: Contractual expense reimbursement(6)                 0.04%       0.08%       0.06%
  Net annual operating expenses(6)                           1.03%       1.78%       1.78%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) HIFSCO has agreed to waive 100% of the management fee through May 31, 2008.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.
(5) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.
(6) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                        $550       $681       $281
  Year 3                                                        $763       $860       $560


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                        $550       $181       $181
  Year 3                                                        $763       $560       $560




THE HARTFORD MUTUAL FUNDS                                                      7

THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR CALIFORNIA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free California Fund seeks to provide current income exempt from both federal and California income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and California state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of California.

The fund primarily invests in tax-exempt obligations issued by the State of California, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of California and its political subdivisions, the fund will be particularly

8                                                      THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------


affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of California municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in California. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.



THE HARTFORD MUTUAL FUNDS                                                      9

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        3.80%     6.14%     4.51%     5.36%    -2.42%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.17% (4th quarter, 2003) and the lowest quarterly return was -2.86% (2nd quarter, 2004).



10                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                            LIFE OF FUND
                                                       1 YEAR   5 YEARS   (SINCE 10/31/02)
  Class A Return Before Taxes                          -6.81%    2.48%          2.74%
  Class A Return After Taxes on Distributions          -6.83%    2.48%          2.74%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                  -3.11%    2.69%          2.91%
  Class B Return Before Taxes                          -7.93%    2.28%          2.70%
  Class C Return Before Taxes                          -4.08%    2.69%          2.93%
  Lehman Brothers California Municipal Bond Index
  (reflects no deduction for fees, expenses or taxes)   2.81%    4.49%          4.67%


INDEX: The Lehman Brothers California Municipal Bond Index is an unmanaged index of California municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


THE HARTFORD MUTUAL FUNDS                                                     11

                                           THE HARTFORD TAX-FREE CALIFORNIA FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         0.12%        0.15%        0.15%
  Acquired Fund fees and expenses                           0.02%        0.02%        0.02%
  Total annual operating expenses                           0.94%        1.72%        1.72%
  Less: Contractual expense reimbursement(4)                0.07%        0.10%        0.10%
  Net annual operating expenses(4)                          0.87%        1.62%        1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  535     $  665     $  265
  Year 3                                                       $  715     $  811     $  511
  Year 5                                                       $  911     $1,081     $  881
  Year 10                                                      $1,474     $1,721     $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  535     $  165     $  165
  Year 3                                                       $  715     $  511     $  511
  Year 5                                                       $  911     $  881     $  881
  Year 10                                                      $1,474     $1,721     $1,922




12                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR MINNESOTA RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free Minnesota Fund seeks to provide current income exempt from both federal income tax and Minnesota state personal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal and Minnesota state income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of Minnesota.

The fund primarily invests in tax exempt obligations issued by the State of Minnesota, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of Minnesota and its political subdivisions, the fund will be particularly

THE HARTFORD MUTUAL FUNDS                                                     13

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of Minnesota municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in Minnesota. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



14                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered.), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.76%    -2.57%    10.54%     3.69%     7.79%     4.79%     4.45%     2.54%     4.48%    -0.51%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.66% (4th quarter, 2000) and the lowest quarterly return was -2.46% (2nd quarter, 2004).

 (1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which have different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     15

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR   5 YEARS   10 YEARS
  Class A Return Before Taxes(1)                             -4.99%    2.18%      3.55%
  Class A Return After Taxes on Distributions(1)             -5.00%    2.08%      3.33%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                             -1.89%    2.42%      3.50%
  Class B Return Before Taxes(1)                             -6.13%    2.03%      3.21%
  Class C Return Before Taxes(1)                             -2.28%    2.38%      3.20%
  Lehman Brothers Municipal Bond Index (reflects no
  deduction for fees, expenses or taxes)                      3.36%    4.30%      5.18%


INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


16                                                     THE HARTFORD MUTUAL FUNDS

                                            THE HARTFORD TAX-FREE MINNESOTA FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              4.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                        0.55%        0.55%        0.55%
  Distribution and service (12b-1) fees                     0.25%(3)     1.00%        1.00%
  Other expenses(4)                                         0.21%        0.23%        0.22%
  Acquired Fund fees and expenses                           0.02%        0.02%        0.02%
  Total annual operating expenses                           1.03%        1.80%        1.79%
  Less: Contractual expense reimbursement(5)                0.16%        0.18%        0.17%
  Net annual operating expenses(5)                          0.87%        1.62%        1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  535     $  665     $  265
  Year 3                                                       $  715     $  811     $  511
  Year 5                                                       $  911     $1,081     $  881
  Year 10                                                      $1,474     $1,721     $1,922


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  535     $  165     $  165
  Year 3                                                       $  715     $  511     $  511
  Year 5                                                       $  911     $  881     $  881
  Year 10                                                      $1,474     $1,721     $1,922




THE HARTFORD MUTUAL FUNDS                                                     17

THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Tax-Free National Fund seeks to provide current income exempt from federal income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from federal income tax.

The fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest grades assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. The average maturity of the fund's holdings may range from 5 to 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by industry and geographically. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.


--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate and credit risk. When interest rates rise, bond prices fall; generally the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

State or local political or economic conditions and developments can adversely affect the obligations issued by state and local governments. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the imposition of a flat tax.



18                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures in the table do. If sales charges were reflected in the bar chart, returns would have been lower. Because Class A, B and C shares were not offered prior to February 19, 2002, performance history prior to that time is based upon that of the fund's Class E, M and N shares (Class E, M and N are no longer offered. ), respectively. Returns in the table have been adjusted to reflect the sales charge structure of the Class A, B and C shares. Returns for the fund's Class A, B and C shares would have been substantially similar to those of the fund's Class E, M and N shares because all of the fund's shares are invested in the same portfolio of securities, and would have differed only to the extent that the classes do not have the same expenses. Because expenses for the Class A, B and C shares are higher than for the Class E, M and N shares, respectively, Class A, B and C share returns would have been lower for the periods presented in the bar chart and table.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and would vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. The following information includes the fund's performance when it was managed by a previous investment adviser. Returns in the bar chart and table after February 19, 2002 would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR(1)
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.23%    -3.66%     9.96%     3.50%     9.70%     4.68%     5.22%     4.16%     5.78%    -1.98%


        1998      1999      2000      2001      2002      2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.09% (3rd quarter, 2002) and the lowest quarterly return was -2.57% (2nd quarter, 2004).

(1) Class A shares commenced operations on February 19, 2002. Performance prior to that date is that of the fund's Class E shares, which had different operating expenses.



THE HARTFORD MUTUAL FUNDS                                                     19

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                             1 YEAR    5 YEARS    10 YEARS
  Class A Return Before Taxes(1)                             -6.39%     2.58%       3.85%
  Class A Return After Taxes on Distributions(1)             -6.40%     2.49%       3.58%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares(1)                                             -2.76%     2.77%       3.72%
  Class B Return Before Taxes(1)                             -7.42%     2.41%       3.43%
  Class C Return Before Taxes(1)                             -3.66%     2.79%       3.46%
  Lehman Brothers Municipal Bond Index (reflects no
  deduction for fees, expenses or taxes)                      3.36%     4.30%       5.18%



INDEX: The Lehman Brothers Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years. You cannot invest directly in an index.

(1) Class A, B and C shares commenced operations on February 19, 2002. Class A, B and C share performance prior to February 19, 2002 reflects Class E, M and N share performance and operating expenses less Class A, B or C share sales charges, respectively.


20                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees(2)                                         0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                      0.25%(3)    1.00%       1.00%
  Other expenses(4)                                          0.16%       0.22%       0.17%
  Acquired Fund fees and expenses                            0.02%       0.02%       0.02%
  Total annual operating expenses                            0.98%       1.79%       1.74%
  Less: Contractual expense reimbursement(5)                 0.11%       0.17%       0.12%
  Net annual operating expenses(5)                           0.87%       1.62%       1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) Effective November 1, 2007, HIFSCO has permanently reduced its management fee at each breakpoint for this fund.
(3) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(4) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(5) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  535      $  665      $  265
  Year 3                                                     $  715      $  811      $  511
  Year 5                                                     $  911      $1,081      $  881
  Year 10                                                    $1,474      $1,721      $1,922




THE HARTFORD MUTUAL FUNDS                                                     21

                                             THE HARTFORD TAX-FREE NATIONAL FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  535      $  165      $  165
  Year 3                                                     $  715      $  511      $  511
  Year 5                                                     $  911      $  881      $  881
  Year 10                                                    $1,474      $1,721      $1,922




22                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

THIS FUND IS INTENDED FOR NEW YORK RESIDENTS ONLY. PLEASE CONSULT WITH YOUR FINANCIAL REPRESENTATIVE OR TAX ADVISER BEFORE INVESTING IN THIS FUND.

INVESTMENT GOAL. The Hartford Tax-Free New York Fund seeks to provide current income exempt from federal, New York State and New York City income tax.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing primarily in securities that pay interest that is exempt from federal, New York State and New York City income tax. The fund invests at least 80% of its assets in investments the income from which is exempt from both federal income tax and the income tax of New York State and New York City.

The fund primarily invests in tax-exempt obligations issued by the State of New York, its agencies, instrumentalities and political subdivisions. At least 65% of the tax-exempt obligations purchased by the fund will be of "investment grade" quality. This means that they will be rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa"), or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB"), or will be unrated securities which are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality are below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may invest up to 20% of its assets in securities with income subject to income tax, including the Alternative Minimum Tax. Although the fund does not have a maximum maturity term restriction, the fund tends to have an average maturity of between 5 and 30 years.

The overall investment approach of Hartford Investment Management emphasizes security selection and maturity management and seeks a portfolio which is diversified by sector. Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors that, from a yield perspective, appear either attractive or unattractive. Individual securities should possess appropriate credit quality and liquidity characteristics within the context of the overall portfolio. Securities should possess a combination of coupon rate, original issue discount and call protection which will maximize the fund's yield.

--------------------------------------------------------------------------------

MAIN RISKS. The major factors affecting this fund's performance are interest rate risk and credit risk. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk. You could lose money as a result of your investment.

Credit risk refers to the risk that a security's credit rating could be downgraded, which could affect the value and, potentially, the likelihood of repayment of the fund's securities. This risk is greater with junk bonds.

The fund is subject to income risk, which is the potential for a decline in the fund's income due to falling interest rates.

The fund is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, the fund will be particularly

THE HARTFORD MUTUAL FUNDS                                                     23

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------


affected by political and economic conditions and developments in that state. The fund's ability to achieve its goal depends upon the ability of the issuers of New York municipal securities to repay their debt. A downturn in the financial industry could bring on a fiscal crisis in New York City, which has experienced such a crisis before. The risk of a downturn in the U.S. economy, particularly in New York City and New York State, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York State will suffer financial difficulties resulting from the attack, and such difficulties could adversely affect the ability of New York municipal issuers to make prompt payment of principal and interest, and/or result in a default or credit rating downgrade. As a result, this fund may be more volatile than a more geographically diversified municipal fund. The value of the obligations owned by the fund also may be adversely affected by future changes in federal or New York State or New York City income tax laws, including tax rate reductions or the imposition of a flat tax.

Because the fund is considered non-diversified and may take larger positions in individual issuers than other mutual funds, the fund may have greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. An investment in the fund therefore entails substantial market risk.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.


24                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------


CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.03%     4.86%     3.64%     5.50%    -0.51%


        2003      2004      2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 4.65% (3rd quarter, 2004) and the lowest quarterly return was -3.24% (2nd quarter, 2004).



THE HARTFORD MUTUAL FUNDS                                                     25

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                              LIFE OF FUND
                                                       1 YEAR    5 YEARS    (SINCE 10/31/02)
  Class A Return Before Taxes                          -4.99%     2.93%           3.21%
  Class A Return After Taxes on Distributions          -5.00%     2.84%           3.12%
  Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                  -1.96%     3.01%           3.25%
  Class B Return Before Taxes                          -6.04%     2.77%           3.20%
  Class C Return Before Taxes                          -2.20%     3.12%           3.37%
  Lehman Brothers New York Municipal Bond Index
  (reflects no deduction for fees, expenses or
  taxes)                                                3.62%     4.24%           4.42%



INDEX: The Lehman Brothers New York Municipal Bond Index is an unmanaged index of New York municipal bond issues with maturities greater than one year. You cannot invest directly in an index.


26                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.55%       0.55%       0.55%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.17%       0.19%       0.18%
  Acquired Fund fees and expenses                            0.02%       0.02%       0.02%
  Total annual operating expenses                            0.99%       1.76%       1.75%
  Less: Contractual expense reimbursement(4)                 0.12%       0.14%       0.13%
  Net annual operating expenses(4)                           0.87%       1.62%       1.62%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has permanently agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.00%, 1.75% and 1.75%, respectively. In addition, HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 0.85%, 1.60% and 1.60%, respectively. The difference between the "Net Annual Operating Expenses" and HIFSCO's undertaking described above is due to acquired fund fees and expenses. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  535      $  665      $  265
  Year 3                                                     $  715      $  811      $  511
  Year 5                                                     $  911      $1,081      $  881
  Year 10                                                    $1,474      $1,721      $1,922




THE HARTFORD MUTUAL FUNDS                                                     27

                                             THE HARTFORD TAX-FREE NEW YORK FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  535      $  165      $  165
  Year 3                                                     $  715      $  511      $  511
  Year 5                                                     $  911      $  881      $  881
  Year 10                                                    $1,474      $1,721      $1,922





28                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). High Yield Municipal Bond Fund may invest in equity securities as part of its principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The funds may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective. Being in a defensive position could result in a portion of the funds' regular income distribution being taxable.

 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

Each fund may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging a fund's portfolio investments. Hedging techniques may not always be available to the funds, and it may not always be feasible for a fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund's manager expected. As a result, the use of these techniques may result in losses to a fund or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Investments in derivatives may cause the funds to earn income that is taxable when distributed to shareholders.


THE HARTFORD MUTUAL FUNDS                                                     29

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

The use of derivatives is a principal investment strategy for the High Yield Municipal Bond Fund.

 FOREIGN INVESTMENTS

The High Yield Municipal Bond Fund may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans as part of their principal investment strategy. The Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund will not invest in foreign investments.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

High Yield Municipal Bond Fund may invest in emerging markets, but not as a part of its principal investment strategy.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds may also utilize derivative

30                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

High Yield Municipal Bond Fund may invest in securities of small capitalization companies, but not as a principal investment strategy.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating

THE HARTFORD MUTUAL FUNDS                                                     31

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

High Yield Municipal Bond Fund, Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund each has a name which suggests a focus on a particular type of investment (High Yield Municipal Bond Fund suggests investment in municipal bonds, however Rule 35d-1 does not

32                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


apply to the "High Yield" portion of the fund's name). In accordance with Rule 35d-1, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax and, with respect to Tax-Free California Fund, Tax-Free Minnesota Fund and Tax-Free New York Fund, the income tax of California, Minnesota or New York State and New York City, respectively. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one for each of Tax-Free California Fund, Tax-Free Minnesota Fund, Tax-Free National Fund and Tax-Free New York Fund, which means that it may not be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The funds rely on an exemptive order from the Securities and Exchange Commission under which they use a "Manager of Managers" structure. HIFSCO has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HIFSCO to appoint a new sub-adviser not affiliated with HIFSCO, with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

 THE INVESTMENT SUB-ADVISERS

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

 SOFT DOLLAR PRACTICES

The sub-adviser is responsible for the day-to-day portfolio management activities of the funds it sub-advises, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-adviser, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. The sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-adviser receives these products and services. These products and services may be of value to the sub-adviser in advising its clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.


34                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

TAX-FREE CALIFORNIA FUND, TAX-FREE NEW YORK FUND, TAX-FREE MINNESOTA FUND AND TAX-FREE NATIONAL FUND

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.55%
Next $4.5 billion                       0.50%
Next $5 billion                         0.48%
Amount Over $10 billion                 0.47%


HIGH YIELD MUNICIPAL BOND FUND(1)

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.550%
Next $500 million                       0.500%
Next $4 billion                         0.475%
Next $5 billion                         0.455%
Over $10 billion                        0.445%



(1) Effective June 1, 2007, HIFSCO has voluntarily agreed to waive the management fees until May 31, 2008.

For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford High Yield Municipal
  Bond Fund                            0.54%
The Hartford Tax-Free California
  Fund                                 0.55%
The Hartford Tax-Free Minnesota
  Fund                                 0.72%
The Hartford Tax-Free National
  Fund                                 0.73%
The Hartford Tax-Free New York
  Fund                                 0.55%


A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS


The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

HIGH YIELD MUNICIPAL BOND FUND Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and deputy group head at Credit Suisse Financial Products Co. and an assistant vice president responsible for municipal credit analysis at MBIA.

Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

TAX-FREE CALIFORNIA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.


THE HARTFORD MUTUAL FUNDS                                                     35

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA Insurance Corp.

TAX-FREE MINNESOTA FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NATIONAL FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has been primarily responsible for the day-to-day management of the fund since April 2, 2001. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.

TAX-FREE NEW YORK FUND Christopher Bade, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Bade joined Hartford Investment Management in 2001 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was a vice president and municipal credit analyst at MBIA Insurance Corp.

Charles Grande, Executive Vice President of Hartford Investment Management, has served as portfolio manager of the fund since its inception on October 31, 2002. Mr. Grande, an investment professional since 1989, joined Hartford Investment Management in June 1995 and has been involved in credit analysis and portfolio management since that time. Prior to joining Hartford Investment Management, he was senior analyst and Deputy Group Head at Credit Suisse Financial Products Co. and an Assistant Vice President responsible for municipal credit analysis at MBIA.


36                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class I, Class L and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford

THE HARTFORD MUTUAL FUNDS                                                     37

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Mutual Funds II, Inc. (each a "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

Each Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of each Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Companies' Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order

38                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the applicable Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the applicable Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the applicable board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.


                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         4.50%      4.71%         3.75%
$ 50,000 -- $ 99,999      4.00%      4.17%         3.50%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                     39

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company

40                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     41

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares

42                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.


THE HARTFORD MUTUAL FUNDS                                                     43

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.


44                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.


THE HARTFORD MUTUAL FUNDS                                                     45

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management Company, LLP and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




46                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     47

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




48                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     49

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




50                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





THE HARTFORD MUTUAL FUNDS                                                     51

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The funds generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that fund's Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund may use fair value pricing include, among others:
(i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund uses a fair value pricing service approved by that fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that fund's Board of Directors. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.


52                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage

THE HARTFORD MUTUAL FUNDS                                                     53

TRANSACTION POLICIES
--------------------------------------------------------------------------------

strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Boards of Directors of the funds have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above. In addition, the Money Market Fund is excluded from the policy.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally,
(4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such

54                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds' will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within

THE HARTFORD MUTUAL FUNDS                                                     55

TRANSACTION POLICIES
--------------------------------------------------------------------------------


the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from net investment income of the funds are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase your shares are collected by the transfer agent for funds declaring daily dividends. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

Each fund that declares dividends daily and distributes dividends monthly seeks to maintain a target rate of distribution for that month. In order to do so, the fund may distribute less or more investment income than it earns on its investments each month. The fund may use accrued undistributed investment income to fulfill distributions made during periods in which the fund distributes more than the fund earns. The target rate of distribution is evaluated regularly and can change at any time. The target rate of distribution is not equivalent to the 30-day SEC yield of the fund.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable

56                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

TAXES ON DISTRIBUTIONS The funds meet certain federal tax requirements so that distributions of tax-exempt income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax-Free National Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

CALIFORNIA INCOME TAXATION (TAX-FREE CALIFORNIA FUND) Tax-Free California Fund complies with certain state tax requirements so that at least a portion of the dividends it pays are "exempt-interest dividends" as defined under California law. To be qualified to pay exempt-interest dividends under California law, at the close of each quarter of its taxable year, at least 50% percent of the value of the Tax-Free California Fund's total assets must consist of obligations which, when held by an individual, the interest therefore is exempt from taxation by California. Exempt-interest dividends from Tax-Free California Fund may be subject to California taxes imposed on corporations when distributed to shareholders subject to those taxes.

MINNESOTA INCOME TAXATION (TAX-FREE MINNESOTA FUND) Tax-Free Minnesota Fund complies with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota tax-exempt obligations will be excluded from the Minnesota taxable net income of individuals, estates and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota tax-exempt obligations. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt interest dividends from Tax-Free Minnesota Fund may be subject to Minnesota taxes imposed on corporations when distributed to shareholders subject to those taxes.

NEW YORK INCOME TAXATION (TAX-FREE NEW YORK FUND) Tax-Free New York Fund complies with certain state tax requirements so that individual shareholders of Tax-Free New York Fund that are residents of New York State will not be subject to New York State income tax on distributions which are derived from interest on obligations exempt from taxation by New York State. To meet those requirements, Tax-Free New York Fund will invest

THE HARTFORD MUTUAL FUNDS                                                     57

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in New York State or municipal bonds. Individual shareholders of Tax-Free New
York Fund who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Dividends from Tax-Free New York Fund may be subject to New York State and New York City taxes imposed on corporations when distributed to shareholders subject to those taxes.

INFLATION-PROTECTED DEBT SECURITIES (EACH FUND) Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.


58                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                     59

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005, October 31, 2004 and October 31, 2003 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


60                                                     THE HARTFORD MUTUAL FUNDS

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                                               -- SELECTED PER-SHARE DATA(A) --
                             ---------------------------------------------------------------------------------------------------




                                                                   NET
                                                                 REALIZED
                                                                   AND                              DISTRIBUTIONS
                             NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                              VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                             BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                             OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                             ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to public) May 31, 2007, through October 31, 2007(h)
  Class A..................    $10.00      $0.20       $--        $(0.54)     $(0.34)     $(0.20)       $   --          $--
  Class B..................     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --           --
  Class C..................     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --           --
THE HARTFORD TAX-FREE CALIFORNIA FUND
  For the Year Ended October 31, 2007
  Class A..................     10.55       0.41        --         (0.39)       0.02       (0.41)           --           --
  Class B..................     10.54       0.33        --         (0.39)      (0.06)      (0.33)           --           --
  Class C..................     10.56       0.33        --         (0.39)      (0.06)      (0.33)           --           --
  For the Year Ended October 31, 2006
  Class A..................     10.32       0.38        --          0.24        0.62       (0.38)        (0.01)          --
  Class B..................     10.31       0.30        --          0.24        0.54       (0.30)        (0.01)          --
  Class C..................     10.33       0.30        --          0.24        0.54       (0.30)        (0.01)          --
  For the Year Ended October 31, 2005
  Class A..................     10.32       0.38        --            --        0.38       (0.38)           --           --
  Class B..................     10.31       0.29        --          0.01        0.30       (0.30)           --           --
  Class C..................     10.33       0.29        --          0.01        0.30       (0.30)           --           --
  For the Year Ended October 31, 2004
  Class A..................      9.93       0.38        --          0.41        0.79       (0.40)           --           --
  Class B..................      9.92       0.34        --          0.38        0.72       (0.33)           --           --
  Class C..................      9.93       0.32        --          0.41        0.73       (0.33)           --           --
  From inception October 31, 2002, through October 31, 2003
  Class A..................     10.00       0.37        --         (0.07)       0.30       (0.37)           --           --
  Class B..................     10.00       0.30        --         (0.08)       0.22       (0.30)           --           --
  Class C..................     10.00       0.30        --         (0.07)       0.23       (0.30)           --           --
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class A..................     10.33       0.41        --         (0.33)       0.08       (0.41)        (0.06)          --
  Class B..................     10.35       0.33        --         (0.32)       0.01       (0.34)        (0.06)          --
  Class C..................     10.37       0.33        --         (0.34)      (0.01)      (0.34)        (0.06)          --
  For the Year Ended October 31, 2006
  Class A..................     10.22       0.41        --          0.13        0.54       (0.41)        (0.02)          --
  Class B..................     10.23       0.33        --          0.14        0.47       (0.33)        (0.02)          --
  Class C..................     10.25       0.33        --          0.14        0.47       (0.33)        (0.02)          --
  For the Year Ended October 31, 2005(g)
  Class A..................     10.44       0.39        --         (0.22)       0.17       (0.39)           --           --
  Class B..................     10.45       0.31        --         (0.21)       0.10       (0.32)           --           --
  Class C..................     10.46       0.32        --         (0.21)       0.11       (0.32)           --           --
  For the Year Ended October 31, 2004
  Class A..................     10.46       0.41        --          0.24        0.65       (0.40)        (0.27)          --
  Class B..................     10.46       0.33        --          0.25        0.58       (0.32)        (0.27)          --
  Class C..................     10.48       0.33        --          0.24        0.57       (0.32)        (0.27)          --
  For the Year Ended October 31, 2003(g)
  Class A..................     10.46       0.38        --          0.05        0.43       (0.38)        (0.05)          --
  Class B..................     10.47       0.31        --          0.04        0.35       (0.31)        (0.05)          --
  Class C..................     10.48       0.31        --          0.05        0.36       (0.31)        (0.05)          --
                               -- SELECTED PER-SHARE DATA(A) --
                             ------------------------------------
                                                NET
                                             INCREASE
                                            (DECREASE)  NET ASSET
                                              IN NET     VALUE AT
                                 TOTAL         ASSET      END OF
                             DISTRIBUTIONS     VALUE      PERIOD
                             -------------  ----------  ---------

THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (date shares became available to public) May 31, 2007, through October 31, 2007(h)
  Class A..................      $(0.20)      $(0.54)     $ 9.46
  Class B..................       (0.17)       (0.54)       9.46
  Class C..................       (0.17)       (0.54)       9.46
THE HARTFORD TAX-FREE CALIFORNIA FUND
  For the Year Ended October 31, 2007
  Class A..................       (0.41)       (0.39)      10.16
  Class B..................       (0.33)       (0.39)      10.15
  Class C..................       (0.33)       (0.39)      10.17
  For the Year Ended October 31, 2006
  Class A..................       (0.39)        0.23       10.55
  Class B..................       (0.31)        0.23       10.54
  Class C..................       (0.31)        0.23       10.56
  For the Year Ended October 31, 2005
  Class A..................       (0.38)          --       10.32
  Class B..................       (0.30)          --       10.31
  Class C..................       (0.30)          --       10.33
  For the Year Ended October 31, 2004
  Class A..................       (0.40)        0.39       10.32
  Class B..................       (0.33)        0.39       10.31
  Class C..................       (0.33)        0.40       10.33
  From inception October 31, 2002, through October 31, 2003
  Class A..................       (0.37)       (0.07)       9.93
  Class B..................       (0.30)       (0.08)       9.92
  Class C..................       (0.30)       (0.07)       9.93
THE TAX-FREE MINNESOTA FUND
  For the Year Ended October 31, 2007
  Class A..................       (0.47)       (0.39)       9.94
  Class B..................       (0.40)       (0.39)       9.96
  Class C..................       (0.40)       (0.41)       9.96
  For the Year Ended October 31, 2006
  Class A..................       (0.43)        0.11       10.33
  Class B..................       (0.35)        0.12       10.35
  Class C..................       (0.35)        0.12       10.37
  For the Year Ended October 31, 2005(g)
  Class A..................       (0.39)       (0.22)      10.22
  Class B..................       (0.32)       (0.22)      10.23
  Class C..................       (0.32)       (0.21)      10.25
  For the Year Ended October 31, 2004
  Class A..................       (0.67)       (0.02)      10.44
  Class B..................       (0.59)       (0.01)      10.45
  Class C..................       (0.59)       (0.02)      10.46
  For the Year Ended October 31, 2003(g)
  Class A..................       (0.43)          --       10.46
  Class B..................       (0.36)       (0.01)      10.46
  Class C..................       (0.36)          --       10.48




62                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    -- RATIOS AND SUPPLEMENTAL DATA --
      ---------------------------------------------------------------------------------------------

                                 RATIO OF        RATIO OF        RATIO OF
                                 EXPENSES        EXPENSES        EXPENSES
                                TO AVERAGE      TO AVERAGE      TO AVERAGE
                                NET ASSETS      NET ASSETS      NET ASSETS
                                  BEFORE           AFTER           AFTER       RATIO OF
                                WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                  NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                    AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL     OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)    (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------  ----------  --------------  --------------  --------------  ----------  ---------


         (3.41)(f)  46,261         1.03(e)         0.25(e)         0.25(e)       4.83(e)      23
         (3.71)(f)   1,333         1.82(e)         1.00(e)         1.00(e)       4.05(e)      --
         (3.71)(f)  11,236         1.81(e)         1.00(e)         1.00(e)       4.19(e)      --


          0.16      37,646         0.92            0.85            0.85          3.96         35
         (0.58)      1,932         1.70            1.60            1.60          3.20         --
         (0.58)      5,153         1.70            1.60            1.60          3.21         --

          6.13      24,796         0.99            0.90            0.90          3.71          2
          5.34       1,571         1.77            1.65            1.65          2.96         --
          5.33       3,435         1.78            1.65            1.65          2.95         --

          3.69      15,601         1.02            0.90            0.90          3.64         31
          2.92       1,305         1.80            1.65            1.65          2.90         --
          2.91       1,937         1.80            1.65            1.65          2.90         --

          8.15      14,846         1.03            0.95            0.95          3.85         41
          7.40       1,017         1.84            1.65            1.65          3.12         --
          7.49       1,448         1.85            1.65            1.65          3.06         --

          3.06(f)   10,799         1.57(e)         0.95(e)         0.95(e)       3.73(e)      64
          2.23(f)    1,827         2.32(e)         1.65(e)         1.65(e)       3.07(e)      --
          2.34(f)    1,230         2.18(e)         1.65(e)         1.65(e)       3.02(e)      --


          0.80       9,923         1.19            0.85            0.85          4.06         18
          0.05         759         1.96            1.60            1.60          3.30         --
         (0.09)        561         1.92            1.60            1.60          3.32         --

          5.35       6,846         1.23            0.85            0.85          3.97         16
          4.65         804         1.98            1.57            1.57          3.25         --
          4.65         411         1.96            1.57            1.57          3.25         --

          1.66       5,547         1.26            0.85            0.85          3.76         10
          0.91         814         2.02            1.60            1.60          3.01         --
          1.01         418         2.03            1.60            1.60          3.02         --

          6.37       4,286         1.27            0.98            0.98          3.87         13
          5.71         645         1.99            1.68            1.68          3.16         --
          5.60         321         1.98            1.69            1.69          3.15         --

          4.23       3,242         1.50            1.15            1.15          3.58         17
          3.42         532         2.21            1.85            1.85          2.88         --
          3.51         414         2.09            1.85            1.85          2.88         --




THE HARTFORD MUTUAL FUNDS                                                     63

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                             ---------------------------------------------------------------------------------------------------




                                                                   NET
                                                                 REALIZED
                                                                   AND                              DISTRIBUTIONS
                             NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                              VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                             BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                             OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                             ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class A..................    $11.34      $0.47       $--        $(0.44)     $ 0.03      $(0.46)       $(0.03)         $--
  Class B..................     11.26       0.38        --         (0.43)      (0.05)      (0.38)        (0.03)          --
  Class C..................     11.29       0.38        --         (0.43)      (0.05)      (0.38)        (0.03)          --
  For the Year Ended October 31, 2006
  Class A..................     11.13       0.45        --          0.29        0.74       (0.45)        (0.08)          --
  Class B..................     11.06       0.37        --          0.28        0.65       (0.37)        (0.08)          --
  Class C..................     11.09       0.37        --          0.28        0.65       (0.37)        (0.08)          --
  For the Year Ended October 31, 2005(h)
  Class A..................     11.22       0.43        --         (0.09)       0.34       (0.43)           --           --
  Class B..................     11.15       0.35        --         (0.09)       0.26       (0.35)           --           --
  Class C..................     11.18       0.35        --         (0.09)       0.26       (0.35)           --           --
  For the Year Ended October 31, 2004
  Class A..................     11.07       0.45        --          0.32        0.77       (0.45)        (0.17)          --
  Class B..................     11.00       0.37        --          0.32        0.69       (0.37)        (0.17)          --
  Class C..................     11.02       0.37        --          0.33        0.70       (0.37)        (0.17)          --
  For the Year Ended October 31, 2003
  Class A..................     11.28       0.41        --          0.04        0.45       (0.41)        (0.25)          --
  Class B..................     11.21       0.33        --          0.04        0.37       (0.33)        (0.25)          --
  Class C..................     11.23       0.33        --          0.04        0.37       (0.33)        (0.25)          --
                               -- SELECTED PER-SHARE DATA(A) --
                             ------------------------------------
                                                NET
                                             INCREASE
                                            (DECREASE)  NET ASSET
                                              IN NET     VALUE AT
                                 TOTAL         ASSET      END OF
                             DISTRIBUTIONS     VALUE      PERIOD
                             -------------  ----------  ---------

THE HARTFORD TAX-FREE NATIONAL FUND
  For the Year Ended October 31, 2007
  Class A..................      $(0.49)      $(0.46)     $10.88
  Class B..................       (0.41)       (0.46)      10.80
  Class C..................       (0.41)       (0.46)      10.83
  For the Year Ended October 31, 2006
  Class A..................       (0.53)        0.21       11.34
  Class B..................       (0.45)        0.20       11.26
  Class C..................       (0.45)        0.20       11.29
  For the Year Ended October 31, 2005(h)
  Class A..................       (0.43)       (0.09)      11.13
  Class B..................       (0.35)       (0.09)      11.06
  Class C..................       (0.35)       (0.09)      11.09
  For the Year Ended October 31, 2004
  Class A..................       (0.62)        0.15       11.22
  Class B..................       (0.54)        0.15       11.15
  Class C..................       (0.54)        0.16       11.18
  For the Year Ended October 31, 2003
  Class A..................       (0.66)       (0.21)      11.07
  Class B..................       (0.58)       (0.21)      11.00
  Class C..................       (0.58)       (0.21)      11.02




64                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      -----------------------------------------------------------------------------------------------

                                   RATIO OF        RATIO OF        RATIO OF
                                   EXPENSES        EXPENSES        EXPENSES
                                  TO AVERAGE      TO AVERAGE      TO AVERAGE
                                  NET ASSETS      NET ASSETS      NET ASSETS
                                    BEFORE           AFTER           AFTER       RATIO OF
                                  WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                    NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                      AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)      (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------    ----------  --------------  --------------  --------------  ----------  ---------


          0.30%      $115,459        1.15%           0.85%           0.85%         4.20%        43%
         (0.45)         6,839        1.95            1.60            1.60          3.43         --
         (0.45)        22,467        1.90            1.60            1.60          3.45         --

          6.82         71,876        1.22            1.00            1.00          4.06         14
          5.97          6,746        2.00            1.75            1.75          3.31         --
          5.95         12,889        1.97            1.75            1.75          3.31         --

          3.10         46,163        1.26            1.00            1.00          3.88         22
          2.36          6,889        2.03            1.75            1.75          3.13         --
          2.35          8,496        1.99            1.75            1.75          3.13         --

          7.10         35,210        1.30            1.08            1.08          4.04         18
          6.39          6,236        2.01            1.78            1.78          3.32         --
          6.47          8,357        1.98            1.78            1.78          3.33         --

          4.18         21,457        1.61            1.15            1.15          3.75         35
          3.43          6,598        2.33            1.85            1.85          3.05         --
          3.42          7,588        2.21            1.85            1.85          3.06         --




THE HARTFORD MUTUAL FUNDS                                                     65

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                               -- SELECTED PER-SHARE DATA(A) --
                             ---------------------------------------------------------------------------------------------------




                                                                   NET
                                                                 REALIZED
                                                                   AND                              DISTRIBUTIONS
                             NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                              VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                             BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                             OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                             ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD TAX-FREE NEW YORK FUND
  For the Year Ended October 31, 2007
  Class A..................    $10.53      $0.40       $--        $(0.33)     $ 0.07      $(0.40)       $(0.06)         $--
  Class B..................     10.53       0.32        --         (0.33)      (0.01)      (0.32)        (0.06)          --
  Class C..................     10.53       0.32        --         (0.33)      (0.01)      (0.32)        (0.06)          --
  For the Year Ended October 31, 2006
  Class A..................     10.32       0.39        --          0.23        0.62       (0.39)        (0.02)          --
  Class B..................     10.32       0.31        --          0.24        0.55       (0.32)        (0.02)          --
  Class C..................     10.32       0.32        --          0.23        0.55       (0.32)        (0.02)          --
  For the Year Ended October 31, 2005
  Class A..................     10.42       0.36        --         (0.08)       0.28       (0.36)        (0.02)          --
  Class B..................     10.42       0.28        --         (0.08)       0.20       (0.28)        (0.02)          --
  Class C..................     10.42       0.28        --         (0.08)       0.20       (0.28)        (0.02)          --
  For the Year Ended October 31, 2004
  Class A..................     10.15       0.37        --          0.37        0.74       (0.39)        (0.08)          --
  Class B..................     10.15       0.30        --          0.37        0.67       (0.32)        (0.08)          --
  Class C..................     10.15       0.30        --          0.37        0.67       (0.32)        (0.08)          --
  From inception October 31, 2002, through October 31, 2003
  Class A..................     10.00       0.34        --          0.16        0.50       (0.35)           --           --
  Class B..................     10.00       0.27        --          0.16        0.43       (0.28)           --           --
  Class C..................     10.00       0.27        --          0.16        0.43       (0.28)           --           --

--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 68 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Information presented below represents the calculation of financial highlights from the commencement of fund.
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007, through October 31, 2007
  Class A..................     10.00       0.20        --         (0.54)      (0.34)      (0.20)           --           --
  Class B..................     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --           --
  Class C..................     10.00       0.17        --         (0.54)      (0.37)      (0.17)           --           --
                               -- SELECTED PER-SHARE DATA(A) --
                             ------------------------------------
                                                NET
                                             INCREASE
                                            (DECREASE)  NET ASSET
                                              IN NET     VALUE AT
                                 TOTAL         ASSET      END OF
                             DISTRIBUTIONS     VALUE      PERIOD
                             -------------  ----------  ---------

THE HARTFORD TAX-FREE NEW YORK FUND
  For the Year Ended October 31, 2007
  Class A..................      $(0.46)      $(0.39)     $10.14
  Class B..................       (0.38)       (0.39)      10.14
  Class C..................       (0.38)       (0.39)      10.14
  For the Year Ended October 31, 2006
  Class A..................       (0.41)        0.21       10.53
  Class B..................       (0.34)        0.21       10.53
  Class C..................       (0.34)        0.21       10.53
  For the Year Ended October 31, 2005
  Class A..................       (0.38)       (0.10)      10.32
  Class B..................       (0.30)       (0.10)      10.32
  Class C..................       (0.30)       (0.10)      10.32
  For the Year Ended October 31, 2004
  Class A..................       (0.47)        0.27       10.42
  Class B..................       (0.40)        0.27       10.42
  Class C..................       (0.40)        0.27       10.42
  From inception October 31, 2002, through October 31, 2003
  Class A..................       (0.35)        0.15       10.15
  Class B..................       (0.28)        0.15       10.15
  Class C..................       (0.28)        0.15       10.15

--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the
    beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the
    Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 68 for impact on ratios)
(e) Annualized.
(f) Not annualized.
(g) Per share amounts have been calculated using average shares outstanding method.
(h) Information presented below represents the calculation of financial highlights from the commencement of fund.
THE HARTFORD HIGH YIELD MUNICIPAL BOND FUND
  From (commencement of operations) May 1, 2007, through October
     31, 2007
  Class A..................       (0.20)       (0.54)       9.46
  Class B..................       (0.17)       (0.54)       9.46
  Class C..................       (0.17)       (0.54)       9.46




66                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                    -- RATIOS AND SUPPLEMENTAL DATA --
     -----------------------------------------------------------------------------------------------

                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   BEFORE           AFTER           AFTER       RATIO OF
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                     AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
     RETURN (B)      (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
     ----------    ----------  --------------  --------------  --------------  ----------  ---------


         0.65        11,276         0.97            0.85            0.85          3.90         18
        (0.10)        1,677         1.74            1.60            1.60          3.14         --
        (0.09)        2,669         1.73            1.60            1.60          3.15         --

         6.21        11,182         1.03            0.85            0.85          3.78         25
         5.41         1,808         1.79            1.60            1.60          3.03         --
         5.41         2,492         1.78            1.60            1.60          3.03         --

         2.66        11,202         1.03            0.85            0.85          3.45         23
         1.90         1,794         1.80            1.60            1.60          2.70         --
         1.90         2,677         1.79            1.60            1.60          2.70         --

         7.52        10,541         1.04            0.91            0.91          3.66         24
         6.76         1,568         1.74            1.61            1.61          2.96         --
         6.76         1,973         1.75            1.62            1.62          2.95         --

         5.03(f)      8,602         1.63(e)         0.95(e)         0.95(e)       3.34(e)      54
         4.30(f)      1,051         2.38(e)         1.65(e)         1.65(e)       2.64(e)      --
         4.30(f)      1,393         2.26(e)         1.65(e)         1.65(e)       2.67(e)      --

--------














        (3.41)(f)    46,261         0.96(e)         0.23(e)         0.23(e)       4.72(e)      23
        (3.71)(f)     1,333         1.70(e)         0.93(e)         0.93(e)       4.00(e)      --
        (3.71)(f)    11,236         1.74(e)         0.98(e)         0.98(e)       4.12(e)      --





THE HARTFORD MUTUAL FUNDS                                                     67

                                                            FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2007    OCTOBER 31, 2006    OCTOBER 31, 2005
                                          --------------------------------------------------------
HIGH YIELD MUNICIPAL BOND FUND
Class A Shares                                  0.25%(I)
Class B Shares                                  1.00%(I)
Class C Shares                                  1.00%(I)
TAX-FREE CALIFORNIA FUND
Class A Shares                                  0.85%               0.89%               0.89%
Class B Shares                                  1.60%               1.64%               1.64%
Class C Shares                                  1.60%               1.64%               1.64%
TAX-FREE MINNESOTA FUND
Class A Shares                                  0.85%               0.84%               0.84%
Class B Shares                                  1.60%               1.56%               1.59%
Class C Shares                                  1.59%               1.56%               1.59%
TAX-FREE NATIONAL FUND
Class A Shares                                  0.85%               1.00%               1.01%
Class B Shares                                  1.60%               1.75%               1.75%
Class C Shares                                  1.60%               1.75%               1.75%
TAX-FREE NEW YORK FUND
Class A Shares                                  0.84%               0.83%               0.84%
Class B Shares                                  1.59%               1.58%               1.59%
Class C Shares                                  1.59%               1.58%               1.59%


--------

(I) From May 1, 2007 (commencement of operations), through October 31, 2007.


68                                                     THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford High Yield Municipal Bond
  Fund                                     C         1596    41664L682    HHMCX
The Hartford Tax-Free California Fund      A         1650    416648103    HTFAX
The Hartford Tax-Free California Fund      B         1651    416648202    HTFBX
The Hartford Tax-Free California Fund      C         1652    416648301    HTFCX
The Hartford Tax-Free Minnesota Fund       A         1626    416529618    HTMAX
The Hartford Tax-Free Minnesota Fund       B         1627    416529592    HTMBX
The Hartford Tax-Free Minnesota Fund       C         1628    416529584    HTMCX
The Hartford Tax-Free National Fund        A         1630    416529519    HTNAX
The Hartford Tax-Free National Fund        B         1631    416529493    HTNBX
The Hartford Tax-Free National Fund        C         1632    416529485    HTNCX
The Hartford Tax-Free New York Fund        A         1654    416648509    HTYAX
The Hartford Tax-Free New York Fund        B         1655    416648608    HTYBX
The Hartford Tax-Free New York Fund        C         1656    416648707    HTYCX




THE HARTFORD MUTUAL FUNDS                                                     69

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/ investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:
The Hartford Mutual Funds, Inc. 811-07589
The Hartford Mutual Funds II, Inc. 811-00558

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008


AS WITH ALL MUTUAL       THE HARTFORD ALLOCATION FUNDS
FUNDS, THE
SECURITIES AND          THE HARTFORD EQUITY GROWTH ALLOCATION FUND
EXCHANGE COMMISSION     THE HARTFORD GROWTH ALLOCATION FUND
HAS NOT APPROVED OR     THE HARTFORD BALANCED ALLOCATION FUND
DISAPPROVED THESE       THE HARTFORD CONSERVATIVE ALLOCATION FUND
SECURITIES OR PASSED    THE HARTFORD INCOME ALLOCATION FUND
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                   Introduction                                    2
A summary of each              The Hartford Equity Growth Allocation Fund      3
fund's goals,
principal strategies,          The Hartford Growth Allocation Fund            10
main risks,
performance and                The Hartford Balanced Allocation Fund          17
expenses
                               The Hartford Conservative Allocation Fund      24
                               The Hartford Income Allocation Fund            31
Description of other           Investment strategies and investment matters   38
investment strategies          Terms used in this Prospectus
and
investment risks
Investment manager and         Management of the funds                        68
management fee
information
Information on your            About your account                             72
account
                               Choosing a share class                         72
                               How sales charges are calculated               74
                               Sales charge reductions and waivers            76
                               Opening an account                             80
                               Buying shares                                  82
                               Selling shares                                 84
                               Transaction policies                           87
                               Dividends and account policies                 91
                               Additional investor services                   92
Further information on         Financial highlights                           95
the funds
                               Fund code, CUSIP number and symbol            103
                               For more information                          104




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds.

Each of the funds also offers Class R3, Class R4 and Class R5 shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

The funds also offer Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the Funds, pursuant to a separate prospectus describing that class.

Each fund is a diversified fund.

The funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

The funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of the funds is provided by an investment sub-adviser, Hartford Investment Management Company ("Hartford Investment Management"). The day-to-day portfolio management of each of the Underlying Funds is provided by one or more investment sub-advisers. Information regarding HIFSCO and each Underlying Fund's sub-adviser(s) is included under the section entitled "Management of the Funds" in this prospectus.

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Equity Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds-as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds (both domestic and international equity funds) based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in equity funds, although this percentage may vary from time to time.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund

The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Money Market Fund
The Hartford Strategic Income Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.


THE HARTFORD MUTUAL FUNDS                                                      3

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.


--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk and value investing risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Because the fund, through an Underlying Fund, may invest in small, medium and large companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional

4                                                      THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.



THE HARTFORD MUTUAL FUNDS                                                      5

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        8.12%    14.38%    11.48%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 8.29% (4th quarter, 2006) and the lowest quarterly return was -3.19% (1st quarter, 2005).



6                                                      THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 05/28/04)
  Class A Return Before Taxes                                  5.35%         11.33%
  Class A Return After Taxes on Distributions                  2.94%         10.24%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  4.75%          9.38%
  Class B Return Before Taxes                                  5.69%         11.73%
  Class C Return Before Taxes                                  9.71%         12.34%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%          9.85%(1)



INDEX: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                      7

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.28%       0.36%       0.27%
  Acquired Fund fees and expenses                            0.86%       0.86%       0.86%
  Total annual operating expenses                            1.54%       2.37%       2.28%
  Less: Contractual expense reimbursement(4)                  None       0.02%        None
  Net annual operating expenses(4)                           1.54%       2.35%       2.28%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.60%, 2.35% and 2.35%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


8                                                      THE HARTFORD MUTUAL FUNDS

                                      THE HARTFORD EQUITY GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  698      $  738      $  331
  Year 3                                                     $1,010      $1,033      $  712
  Year 5                                                     $1,343      $1,455      $1,220
  Year 10                                                    $2,284      $2,484      $2,615


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  698      $  238      $  231
  Year 3                                                     $1,010      $  733      $  712
  Year 5                                                     $1,343      $1,255      $1,220
  Year 10                                                    $2,284      $2,484      $2,615




THE HARTFORD MUTUAL FUNDS                                                      9

THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL. The Hartford Growth Allocation Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds, and generally with a small portion of assets in fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 80% of assets in equity funds and approximately 20% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund


10                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government and corporate securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a

THE HARTFORD MUTUAL FUNDS                                                     11

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------



fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.


12                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows the how fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.29%    12.02%    10.88%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 6.84% (4th quarter, 2006) and the lowest quarterly return was -2.80% (1st quarter, 2005).



THE HARTFORD MUTUAL FUNDS                                                     13

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------



 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                           LIFE OF FUND
                                                              1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                  4.78%           9.78%
  Class A Return After Taxes on Distributions                  2.53%           8.68%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  4.23%           7.99%
  Class B Return Before Taxes                                  5.04%          10.13%
  Class C Return Before Taxes                                  9.08%          10.78%
  S&P 500 Index (reflects no deduction for fees, expenses
     or taxes)                                                 5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                       6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


14                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.13%       0.13%       0.13%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.21%       0.27%       0.20%
  Acquired Fund fees and expenses                            0.80%       0.80%       0.80%
  Total annual operating expenses(4)                         1.39%       2.20%       2.13%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.50%, 2.25% and 2.25%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                     15

                                             THE HARTFORD GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  684      $  723      $  316
  Year 3                                                     $  966      $  988      $  667
  Year 5                                                     $1,269      $1,380      $1,144
  Year 10                                                    $2,127      $2,329      $2,462


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  684      $  223      $  216
  Year 3                                                     $  966      $  688      $  667
  Year 5                                                     $1,269      $1,180      $1,144
  Year 10                                                    $2,127      $2,329      $2,462






16                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Balanced Allocation Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of domestic and international equity funds and fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in equity funds and approximately 40% of assets in fixed income funds, although these percentages may vary from time to time. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund


THE HARTFORD MUTUAL FUNDS                                                     17

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may also invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be

18                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers,

THE HARTFORD MUTUAL FUNDS                                                     19

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        6.31%    10.60%     8.72%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.53% (4th quarter, 2006) and the lowest quarterly return was -2.33% (1st quarter, 2005).



20                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                           LIFE OF FUND
                                                              1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                  2.74%           7.93%
  Class A Return After Taxes on Distributions                  0.65%           6.70%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  2.65%           6.26%
  Class B Return Before Taxes                                  2.91%           8.15%
  Class C Return Before Taxes                                  6.96%           8.85%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                       6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     21

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.13%       0.13%       0.13%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.15%       0.22%       0.16%
  Acquired Fund fees and expenses                            0.77%       0.77%       0.77%
  Total annual operating expenses(4)                         1.30%       2.12%       2.06%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.40%, 2.15% and 2.15%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


22                                                     THE HARTFORD MUTUAL FUNDS

                                           THE HARTFORD BALANCED ALLOCATION FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  675      $  715      $  309
  Year 3                                                     $  939      $  964      $  646
  Year 5                                                     $1,224      $1,339      $1,108
  Year 10                                                    $2,032      $2,243      $2,390


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  675      $  215      $  209
  Year 3                                                     $  939      $  664      $  646
  Year 5                                                     $1,224      $1,139      $1,108
  Year 10                                                    $2,032      $2,243      $2,390




THE HARTFORD MUTUAL FUNDS                                                     23

THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Conservative Allocation Fund seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds. The equity fund allocation is intended to add diversification and enhance returns. It does this by investing in a combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 60% of assets in fixed income funds and approximately 40% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund


24                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in securities of domestic and/or foreign companies. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest primarily in securities of domestic companies. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.


THE HARTFORD MUTUAL FUNDS                                                     25

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging

26                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        4.68%     8.46%     6.77%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 3.86% (4th quarter, 2006) and the lowest quarterly return was -1.56% (1st quarter, 2005).



THE HARTFORD MUTUAL FUNDS                                                     27

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                          LIFE OF FUND
                                                             1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                 0.90%           5.75%
  Class A Return After Taxes on Distributions                -1.05%           4.33%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 1.18%           4.23%
  Class B Return Before Taxes                                 1.00%           6.02%
  Class C Return Before Taxes                                 5.08%           6.74%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   5.49%           9.85%(1)
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                      6.97%           5.16%(1)


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


28                                                     THE HARTFORD MUTUAL FUNDS

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.19%       0.26%       0.19%
  Acquired Fund fees and expenses                            0.72%       0.72%       0.72%
  Total annual operating expenses                            1.31%       2.13%       2.06%
  Less: Contractual expense reimbursement(4)                  None       0.03%        None
  Net annual operating expenses(4)                           1.31%       2.10%       2.06%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


THE HARTFORD MUTUAL FUNDS                                                     29

                                       THE HARTFORD CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  676      $  713      $  309
  Year 3                                                     $  942      $  958      $  646
  Year 5                                                     $1,229      $1,329      $1,108
  Year 10                                                    $2,042      $2,229      $2,390


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  676      $  213      $  209
  Year 3                                                     $  942      $  658      $  646
  Year 5                                                     $1,229      $1,129      $1,108
  Year 10                                                    $2,042      $2,229      $2,390




30                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------
INVESTMENT GOAL. The Hartford Income Allocation Fund seeks current income and, as a secondary objective, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goals through investment in a combination of fixed income funds. It does this by investing in a combination of other Hartford Mutual Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, allocating the fund's investments in the Underlying Funds generally to achieve 100% of assets in fixed income funds. The fixed income funds in which the fund may invest will be comprised of fixed income funds investing in several asset classes of varying credit quality.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them corporate bonds of varying credit quality, money market instruments and others. The Underlying Funds may invest in debt securities, primarily of U.S. issuers. The debt securities may include government, corporate and asset-backed securities with a variety of maturities and qualities that range from investment grade to below investment grade, and unrated securities determined to be of comparable quality by Hartford Investment Management. For further details, please refer to the section entitled "Principal Investment Strategy" for each of the Underlying Funds listed above.




THE HARTFORD MUTUAL FUNDS                                                     31

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------



MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's

32                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------



shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers.




THE HARTFORD MUTUAL FUNDS                                                     33

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------



PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

Hartford Investment Management became the fund's sub-adviser effective August 1, 2007. Performance information prior to August 1, 2007 represents performance of HIFSCO, the fund's adviser.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        1.60%     4.01%     4.62%


        2005      2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 2.57% (3rd quarter, 2006) and the lowest quarterly return was -0.69% (1st quarter, 2005).



34                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)

                                                                          LIFE OF FUND
                                                             1 YEAR     (SINCE 05/28/04)
  Class A Return Before Taxes                                -0.08%           2.35%
  Class A Return After Taxes on Distributions                -1.72%           0.93%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                -0.08%           1.17%
  Class B Return Before Taxes                                -1.11%           2.19%
  Class C Return Before Taxes                                 2.89%           2.93%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                      6.97%           5.16%(1)


INDEX: The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

(1) Return is from 5/31/2004 - 12/31/2007.


THE HARTFORD MUTUAL FUNDS                                                     35

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               4.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.36%       0.42%       0.39%
  Acquired Fund fees and expenses                            0.65%       0.65%       0.65%
  Total annual operating expenses                            1.41%       2.22%       2.19%
  Less: Contractual expense reimbursement(4)                 0.21%       0.27%       0.24%
  Net annual operating expenses(4)                           1.20%       1.95%       1.95%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.20%, 1.95% and 1.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.


36                                                     THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD INCOME ALLOCATION FUND
--------------------------------------------------------------------------------


EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  567      $  698      $  298
  Year 3                                                     $  814      $  912      $  612
  Year 5                                                     $1,080      $1,252      $1,052
  Year 10                                                    $1,839      $2,080      $2,275


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  567      $  198      $  198
  Year 3                                                     $  814      $  612      $  612
  Year 5                                                     $1,080      $1,052      $1,052
  Year 10                                                    $1,839      $2,080      $2,275




THE HARTFORD MUTUAL FUNDS                                                     37

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Equity Growth Allocation Fund, Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund and Income Allocation Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects the reallocation of Underlying Funds to occur quarterly although they may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

 SUMMARY COMPARISON OF THE FUNDS

Hartford Investment Management invests each funds' assets in a combination of other Hartford Mutual Funds and ETFs: domestic and international equity funds and fixed income funds (Underlying Funds). The funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund and modify the selection of Underlying Funds for any fund from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

 INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The investment goal (or objective) and principal investment strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and Statement of Additional Information ("SAI") of the Underlying Funds. Because each fund invests in the Underlying Funds, investors will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund allocates to the Underlying Fund pursuing such strategies. To

38                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


request a copy of a Prospectus or SAI for an Underlying Fund, please call 1-888-843-7824.

Each of the following Underlying Funds has an investment goal (or objective) that may be changed without the approval of the shareholders of the Underlying Fund. An Underlying Fund may not be able to achieve its goal.

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch, Inc. ("Fitch"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

THE HARTFORD BALANCED INCOME FUND

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than

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+/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management, and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by S&P or "Baa" by Moody's or "BBB" by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and nondollar securities, including companies that conduct their principal business activities in emerging markets or whose securities

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are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile.

The fund is organized as follows:

Opportunistic Growth:

Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value:

Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities:

Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.


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THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security

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rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

THE HARTFORD FUNDAMENTAL GROWTH FUND
(FORMERLY THE HARTFORD FOCUS FUND)

INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. Individual holdings are typically no larger than 5% of the fund's total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as

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its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate. The fund may trade securities actively.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets exist, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL EQUITY FUND

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of

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countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identify stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,


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  -  market expectations of future earnings are too low,

  - market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies,

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including companies in the Pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on

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the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

  - the quality of management indicates that these factors will be converted to shareholder value.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available.

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and nondollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment,

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management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.
PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities. Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in longterm interest rates or favorable developments affecting the business or prospects of the issuer

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which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or Fitch ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield
- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.


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THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement,

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anticipated earnings and management team. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to shortterm issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately

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$131 million and $354 billion. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

THE HARTFORD LARGECAP GROWTH FUND

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of December 31, 2007, the market capitalization of companies included in these indices ranged from approximately $458 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business,


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its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

THE HARTFORD MIDCAP GROWTH FUND
(FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.


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The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other shortterm debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell Midcap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between $446 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT SMALLCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily

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in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($6 billion as of December 31, 2007). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a

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style or size bias relative to the Russell 2000 Value Index.

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business,


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its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value

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and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

THE HARTFORD STOCK FUND

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and nondollar securities.

THE HARTFORD STRATEGIC INCOME FUND

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford In vestment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield- high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include,

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but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities. The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of

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foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

THE HARTFORD VALUE FUND

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and nondollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase candidates provide the potential for above average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring

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securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

Each fund's share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each Underlying Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds, except for Income Allocation Fund, may invest in equity securities (through certain Underlying Funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. All of the funds except the Equity Growth Allocation Fund (through certain Underlying Funds) may invest in debt securities as part of their principal investment strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund (through certain Underlying Funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts

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and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging an Underlying Fund's portfolio investments. Hedging techniques may not always be available to an Underlying Fund, and it may not always be feasible for a an Underlying Fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying Fund's manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds (through certain Underlying Funds may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations

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on the removal of cash or other assets of a fund (through an Underlying Fund), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The funds (through certain Underlying Funds may invest in emerging markets.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

The funds, except the Income Allocation Fund (through certain Underlying Funds), may invest in securities of small capitalization companies.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund, as well as the Underlying Funds, may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may

64                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund, as well as the Underlying Funds, except for the Inflation Plus Fund and the Money Market Fund, may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market
Fund).

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction
Policies -- Valuation of Shares"

 ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Underlying Funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for

THE HARTFORD MUTUAL FUNDS                                                     65

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 INVESTMENT POLICIES

Equity Growth Allocation Fund has a name which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, this fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets in investments of the type suggested by its name, as set forth in the fund's Principal Investment Strategy section. This requirement is applied at the time the fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, due to changes in the value or capitalization of portfolio assets, or otherwise, the fund's future investments will be made in a manner that will bring the fund into compliance with this requirement. For purposes of this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The name of this fund may be changed at any time by a vote of the fund's Board of Directors. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Underlying Funds may at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of

66                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     67

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund and supervises the activities of the Underlying Funds' investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISERS

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the funds. In addition, Hartford Investment Management is the investment sub-adviser to the following Underlying Funds: Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the following Underlying Funds: Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had investment management authority over

68                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


approximately $9.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the following Underlying Fund: Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007, SSgA FM managed approximately $144.1 billion in assets, and State Street Global Advisors managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the Underlying Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the Underlying Funds. Each sub-adviser may cause an Underlying Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Underlying Funds), although not all of these products and services are necessarily useful and of value in managing the Underlying Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.15%
Amount Over $500 million                0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Equity Growth
  Allocation Fund                      0.15%
The Hartford Growth Allocation
  Fund                                 0.13%
The Hartford Balanced Allocation
  Fund                                 0.13%
The Hartford Conservative
  Allocation Fund                      0.15%
The Hartford Income Allocation
  Fund                                 0.15%




THE HARTFORD MUTUAL FUNDS                                                     69

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A discussion regarding the basis for the Boards of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

EQUITY GROWTH ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

GROWTH ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

BALANCED ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

CONSERVATIVE ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

INCOME ALLOCATION FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.


70                                                     THE HARTFORD MUTUAL FUNDS

                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.




THE HARTFORD MUTUAL FUNDS                                                     71

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. The funds also offer Class I, Class R3, Class R4 and Class R5 shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.

 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company"). HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority

72                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been

THE HARTFORD MUTUAL FUNDS                                                     73

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the Board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

ALL FUNDS, EXCEPT FOR INCOME ALLOCATION FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


INCOME ALLOCATION FUND

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         4.50%      4.71%         3.75%
$ 50,000 -- $ 99,999      4.00%      4.17%         3.50%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell

74                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of

THE HARTFORD MUTUAL FUNDS                                                     75

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI.

76                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,


THE HARTFORD MUTUAL FUNDS                                                     77

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary,

78                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing

THE HARTFORD MUTUAL FUNDS                                                     79

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to

80                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

  -  non-retirement accounts: $1,000 per fund.

  -  retirement accounts: $1,000 per fund.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

  -  subsequent investments: $50 per fund.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     81

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




82                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     83

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.





To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.







                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




84                                                     THE HARTFORD MUTUAL FUNDS

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
           - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
           - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
           - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
           - Signatures of the trustee(s)
           - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
     SITUATIONS OF DIVORCE OR DEATH
           - Call 1-888-843-7824 for instructions




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     85

BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.
BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.


To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




86                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Boards of Directors of the Underlying Funds. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds uses a fair value pricing service approved by the Boards of the Underlying Funds), which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Boards of Directors of the Underlying Funds. Generally, each fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market

THE HARTFORD MUTUAL FUNDS                                                     87

TRANSACTION POLICIES
--------------------------------------------------------------------------------


Fund's investments are valued at amoritized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase

88                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review

THE HARTFORD MUTUAL FUNDS                                                     89

TRANSACTION POLICIES
--------------------------------------------------------------------------------


Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You

90                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of the Balanced Allocation Fund and Conservative Allocation Fund are declared and paid quarterly. Dividends from the net investment income of the Income Allocation Fund are declared and paid monthly. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund from an Underlying Fund generally will be treated as ordinary income of the fund if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund as long-term capital gains. A portion of dividends

THE HARTFORD MUTUAL FUNDS                                                     91

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TRANSACTION POLICIES
--------------------------------------------------------------------------------


from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.


92                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.




THE HARTFORD MUTUAL FUNDS                                                     93

                     [This page is intentionally left blank]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006, October 31, 2005 and October 31, 2004 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     95

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                         -- SELECTED PER-SHARE DATA (A) --
                -------------------------------------------------------------------------------------------------------------------





                                                  NET REALIZED
                                                       AND                              DISTRIBUTIONS
                NET ASSET      NET                 UNREALIZED      TOTAL     DIVIDENDS       FROM
                 VALUE AT  INVESTMENT   PAYMENTS      GAIN         FROM      FROM NET      REALIZED    DISTRIBUTIONS
                BEGINNING    INCOME    FROM (TO)    (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                OF PERIOD    (LOSS)    AFFILIATE   INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                ---------  ----------  ---------  ------------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD EQUITY GROWTH ALLOCATION FUND (FORMERLY KNOWN AS THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND)(G)
  For the Year Ended October 31, 2007
  Class A.....    $13.21     $ 0.03       $--         $2.83        $2.86      $(0.24)       $(0.28)         $--           $(0.52)
  Class B.....     13.10      (0.07)       --          2.81         2.74       (0.16)        (0.28)          --            (0.44)
  Class C.....     13.10      (0.07)       --          2.80         2.73       (0.16)        (0.28)          --            (0.44)
  For the Year Ended October 31, 2006
  Class A.....     11.46       0.02        --          1.83         1.85       (0.09)        (0.01)          --            (0.10)
  Class B.....     11.37      (0.12)       --          1.88         1.76       (0.02)        (0.01)          --            (0.03)
  Class C.....     11.37      (0.12)       --          1.88         1.76       (0.02)        (0.01)          --            (0.03)
  For the Year Ended October 31, 2005
  Class A.....     10.38      (0.02)       --          1.12         1.10       (0.02)           --           --            (0.02)
  Class B.....     10.35      (0.08)       --          1.10         1.02          --            --           --               --
  Class C.....     10.35      (0.07)       --          1.09         1.02          --            --           --               --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.....     10.00      (0.01)       --          0.39         0.38          --            --           --               --
  Class B.....     10.00      (0.02)       --          0.37         0.35          --            --           --               --
  Class C.....     10.00      (0.02)       --          0.37         0.35          --            --           --               --
THE HARTFORD GROWTH ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.....     12.66       0.14        --          2.23         2.37       (0.24)        (0.28)          --            (0.52)
  Class B.....     12.57       0.04        --          2.21         2.25       (0.17)        (0.28)          --            (0.45)
  Class C.....     12.57       0.05        --          2.20         2.25       (0.17)        (0.28)          --            (0.45)
  For the Year Ended October 31, 2006
  Class A.....     11.27       0.07        --          1.46         1.53       (0.13)        (0.01)          --            (0.14)
  Class B.....     11.19       0.03        --          1.42         1.45       (0.06)        (0.01)          --            (0.07)
  Class C.....     11.19       0.03        --          1.42         1.45       (0.06)        (0.01)          --            (0.07)
  For the Year Ended October 31, 2005
  Class A.....     10.36       0.05        --          0.89         0.94       (0.03)           --           --            (0.03)
  Class B.....     10.34      (0.01)       --          0.87         0.86       (0.01)           --           --            (0.01)
  Class C.....     10.33      (0.01)       --          0.88         0.87       (0.01)           --           --            (0.01)
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.....     10.00         --        --          0.36         0.36          --            --           --               --
  Class B.....     10.00      (0.01)       --          0.35         0.34          --            --           --               --
  Class C.....     10.00      (0.01)       --          0.34         0.33          --            --           --               --
                -- SELECTED PER-SHARE
                     DATA (A) --
                ---------------------
                    NET
                 INCREASE
                (DECREASE)  NET ASSET
                  IN NET     VALUE AT
                   ASSET      END OF
                   VALUE      PERIOD
                ----------  ---------
THE HARTFORD EQUITY GROWTH ALLOCATION
  FUND (FORMERLY KNOWN AS THE
  HARTFORD AGGRESSIVE GROWTH
  ALLOCATION FUND)(G)
  For the Year Ended October 31, 2007
  Class A.....     $2.34      $15.55
  Class B.....      2.30       15.40
  Class C.....      2.29       15.39
  For the Year Ended October 31, 2006
  Class A.....      1.75       13.21
  Class B.....      1.73       13.10
  Class C.....      1.73       13.10
  For the Year Ended October 31, 2005
  Class A.....      1.08       11.46
  Class B.....      1.02       11.37
  Class C.....      1.02       11.37
  From (commencement of operations)
     May 28, 2004, through October
     31, 2004
  Class A.....      0.38       10.38
  Class B.....      0.35       10.35
  Class C.....      0.35       10.35
THE HARTFORD GROWTH ALLOCATION
  FUND(G)
  For the Year Ended October 31, 2007
  Class A.....      1.85       14.51
  Class B.....      1.80       14.37
  Class C.....      1.80       14.37
  For the Year Ended October 31, 2006
  Class A.....      1.39       12.66
  Class B.....      1.38       12.57
  Class C.....      1.38       12.57
  For the Year Ended October 31, 2005
  Class A.....      0.91       11.27
  Class B.....      0.85       11.19
  Class C.....      0.86       11.19
  From (commencement of operations)
     May 28, 2004, through October
     31, 2004
  Class A.....      0.36       10.36
  Class B.....      0.34       10.34
  Class C.....      0.33       10.33




96                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                         -- RATIOS AND SUPPLEMENTAL DATA --
-------------------------------------------------------------------------------------------------------------------


                                     RATIO OF             RATIO OF             RATIO OF
                                     EXPENSES             EXPENSES             EXPENSES
                                    TO AVERAGE           TO AVERAGE           TO AVERAGE
                                    NET ASSETS           NET ASSETS           NET ASSETS       RATIO OF
                                      BEFORE               AFTER                AFTER             NET
                   NET ASSETS      WAIVERS AND          WAIVERS AND          WAIVERS AND      INVESTMENT
                     AT END       REIMBURSEMENTS       REIMBURSEMENTS       REIMBURSEMENTS     INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     AND INCLUDING        AND INCLUDING        AND EXCLUDING       AVERAGE    TURNOVER
      RETURN(B)      (000'S)   INTEREST EXPENSE(D)  INTEREST EXPENSE(D)  INTEREST EXPENSE(D)  NET ASSETS   RATE(C)
      ---------    ----------  -------------------  -------------------  -------------------  ----------  ---------


        22.39%      $173,379           0.69%                0.69%                0.69%          (0.06)%       37%
        21.58         47,743           1.52                 1.37                 1.37           (0.72)        --
        21.50         74,047           1.42                 1.37                 1.37           (0.72)        --

        16.18        116,198           0.79                 0.72                 0.72           (0.34)        14
        15.43         33,295           1.62                 1.37                 1.37           (0.93)        --
        15.43         51,936           1.51                 1.37                 1.37           (0.92)        --

        10.60         58,087           0.85                 0.68                 0.68           (0.43)         9
         9.88         20,155           1.64                 1.33                 1.33           (1.08)        --
         9.88         32,718           1.53                 1.34                 1.34           (1.08)        --

         3.80(f)      12,415           0.86(e)              0.67(e)              0.67(e)        (0.58)(e)      3
         3.50(f)       4,532           1.69(e)              1.32(e)              1.32(e)        (1.23)(e)     --
         3.50(f)       5,424           1.59(e)              1.32(e)              1.32(e)        (1.23)(e)     --


        19.35        503,345           0.60                 0.60                 0.60             0.93        39
        18.40        143,140           1.41                 1.32                 1.32             0.22        --
        18.44        238,997           1.34                 1.31                 1.31             0.25        --

        13.64        370,088           0.69                 0.67                 0.67             0.49        13
        12.96        107,818           1.51                 1.32                 1.32           (0.15)        --
        12.96        181,434           1.44                 1.32                 1.32           (0.16)        --

         9.12        205,331           0.72                 0.64                 0.64             0.42         1
         8.37         65,739           1.53                 1.29                 1.29           (0.23)        --
         8.47        100,339           1.47                 1.29                 1.29           (0.23)        --

         3.60(f)      43,279           0.72(e)              0.63(e)              0.63(e)          0.13(e)     --
         3.40(f)      14,177           1.52(e)              1.28(e)              1.28(e)        (0.53)(e)     --
         3.30(f)      21,221           1.44(e)              1.28(e)              1.28(e)        (0.52)(e)     --




THE HARTFORD MUTUAL FUNDS                                                     97

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------



                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........    $12.01      $0.27       $--        $1.45        $1.72      $(0.36)       $(0.27)         $--
  Class B.........     11.98       0.18        --         1.44         1.62       (0.27)        (0.27)          --
  Class C.........     11.98       0.18        --         1.44         1.62       (0.27)        (0.27)          --
  For the Year Ended October 31, 2006
  Class A.........     10.95       0.18        --         1.12         1.30       (0.22)        (0.02)          --
  Class B.........     10.92       0.10        --         1.11         1.21       (0.13)        (0.02)          --
  Class C.........     10.92       0.11        --         1.11         1.22       (0.14)        (0.02)          --
  For the Year Ended October 31, 2005
  Class A.........     10.30       0.13        --         0.64         0.77       (0.12)           --           --
  Class B.........     10.28       0.06        --         0.62         0.68       (0.04)           --           --
  Class C.........     10.28       0.06        --         0.62         0.68       (0.04)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.........     10.00       0.02        --         0.30         0.32       (0.02)           --           --
  Class B.........     10.00       0.01        --         0.27         0.28          --            --           --
  Class C.........     10.00         --        --         0.28         0.28          --            --           --
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........     11.16       0.33        --         0.81         1.14       (0.38)        (0.29)          --
  Class B.........     11.16       0.25        --         0.80         1.05       (0.30)        (0.29)          --
  Class C.........     11.15       0.25        --         0.81         1.06       (0.30)        (0.29)          --
  For the Year Ended October 31, 2006
  Class A.........     10.57       0.26        --         0.76         1.02       (0.31)        (0.12)          --
  Class B.........     10.56       0.19        --         0.76         0.95       (0.23)        (0.12)          --
  Class C.........     10.56       0.19        --         0.76         0.95       (0.24)        (0.12)          --
  For the Year Ended October 31, 2005
  Class A.........     10.27       0.23        --         0.28         0.51       (0.21)           --           --
  Class B.........     10.26       0.16        --         0.28         0.44       (0.14)           --           --
  Class C.........     10.26       0.16        --         0.28         0.44       (0.14)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.........     10.00       0.03        --         0.27         0.30       (0.03)           --           --
  Class B.........     10.00       0.02        --         0.25         0.27       (0.01)           --           --
  Class C.........     10.00       0.02        --         0.25         0.27       (0.01)           --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD BALANCED ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........      $(0.63)       $1.09      $13.10
  Class B.........       (0.54)        1.08       13.06
  Class C.........       (0.54)        1.08       13.06
  For the Year Ended October 31, 2006
  Class A.........       (0.24)        1.06       12.01
  Class B.........       (0.15)        1.06       11.98
  Class C.........       (0.16)        1.06       11.98
  For the Year Ended October 31, 2005
  Class A.........       (0.12)        0.65       10.95
  Class B.........       (0.04)        0.64       10.92
  Class C.........       (0.04)        0.64       10.92
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A.........       (0.02)        0.30       10.30
  Class B.........          --         0.28       10.28
  Class C.........          --         0.28       10.28
THE HARTFORD CONSERVATIVE ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........       (0.67)        0.47       11.63
  Class B.........       (0.59)        0.46       11.62
  Class C.........       (0.59)        0.47       11.62
  For the Year Ended October 31, 2006
  Class A.........       (0.43)        0.59       11.16
  Class B.........       (0.35)        0.60       11.16
  Class C.........       (0.36)        0.59       11.15
  For the Year Ended October 31, 2005
  Class A.........       (0.21)        0.30       10.57
  Class B.........       (0.14)        0.30       10.56
  Class C.........       (0.14)        0.30       10.56
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A.........       (0.03)        0.27       10.27
  Class B.........       (0.01)        0.26       10.26
  Class C.........       (0.01)        0.26       10.26




98                                                     THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         14.95%       $608,443        0.54%           0.54%           0.54%         2.09%        34%
         14.03         135,541        1.36            1.33            1.33          1.34         --
         14.07         225,155        1.29            1.29            1.29          1.35         --

         11.98         453,492        0.62            0.62            0.62          1.52         15
         11.22         109,117        1.44            1.36            1.36          0.82         --
         11.24         171,073        1.38            1.36            1.36          0.78         --

          7.47         262,878        0.66            0.60            0.60          1.26          2
          6.66          72,619        1.47            1.31            1.31          0.55         --
          6.66         103,248        1.41            1.31            1.31          0.56         --

          3.15(f)       67,293        0.62(e)         0.59(e)         0.59(e)       0.99(e)      --
          2.82(f)       18,841        1.45(e)         1.29(e)         1.29(e)       0.33(e)      --
          2.82(f)       30,414        1.38(e)         1.29(e)         1.29(e)       0.30(e)      --


         10.64         121,488        0.59            0.59            0.59          2.91         40
          9.81          25,903        1.42            1.28            1.28          2.25         --
          9.91          46,433        1.35            1.28            1.28          2.17         --

          9.85          93,504        0.64            0.63            0.63          2.41         29
          9.19          20,782        1.48            1.31            1.31          1.73         --
          9.10          36,123        1.41            1.31            1.31          1.67         --

          4.96          70,533        0.63            0.60            0.60          2.25         23
          4.26          14,525        1.48            1.26            1.26          1.60         --
          4.26          27,453        1.42            1.26            1.26          1.56         --

          2.96(f)       33,921        0.63(e)         0.60(e)         0.60(e)       1.70(e)      --
          2.70(f)        4,993        1.44(e)         1.25(e)         1.25(e)       1.05(e)      --
          2.70(f)       10,807        1.38(e)         1.25(e)         1.25(e)       1.17(e)      --




THE HARTFORD MUTUAL FUNDS                                                     99

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                     -- SELECTED PER-SHARE DATA (A) --
                    ---------------------------------------------------------------------------------------------------




                                                          NET
                                                        REALIZED
                                                          AND                              DISTRIBUTIONS
                    NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                     VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                    BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                    OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                    ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........    $ 9.89      $0.44       $--        $(0.02)      $0.42      $(0.44)       $   --          $--
  Class B.........      9.88       0.38        --         (0.03)       0.35       (0.37)           --           --
  Class C.........      9.88       0.38        --         (0.03)       0.35       (0.37)           --           --
  For the Year Ended October 31, 2006
  Class A.........      9.89       0.42        --          0.03        0.45       (0.43)        (0.02)          --
  Class B.........      9.88       0.35        --          0.03        0.38       (0.36)        (0.02)          --
  Class C.........      9.88       0.35        --          0.03        0.38       (0.36)        (0.02)          --
  For the Year Ended October 31, 2005
  Class A.........     10.15       0.36        --         (0.26)       0.10       (0.36)           --           --
  Class B.........     10.14       0.29        --         (0.26)       0.03       (0.29)           --           --
  Class C.........     10.14       0.30        --         (0.27)       0.03       (0.29)           --           --
  From (commencement of operations) May 28, 2004, through October 31, 2004
  Class A.........     10.00       0.09        --          0.15        0.24       (0.09)           --           --
  Class B.........     10.00       0.07        --          0.14        0.21       (0.07)           --           --
  Class C.........     10.00       0.07        --          0.14        0.21       (0.07)           --           --
                      -- SELECTED PER-SHARE DATA (A) --
                    ------------------------------------
                                       NET
                                    INCREASE
                                   (DECREASE)  NET ASSET
                                     IN NET     VALUE AT
                        TOTAL         ASSET      END OF
                    DISTRIBUTIONS     VALUE      PERIOD
                    -------------  ----------  ---------

THE HARTFORD INCOME ALLOCATION FUND(G)
  For the Year Ended October 31, 2007
  Class A.........      $(0.44)      $(0.02)     $ 9.87
  Class B.........       (0.37)       (0.02)       9.86
  Class C.........       (0.37)       (0.02)       9.86
  For the Year Ended October 31, 2006
  Class A.........       (0.45)          --        9.89
  Class B.........       (0.38)          --        9.88
  Class C.........       (0.38)          --        9.88
  For the Year Ended October 31, 2005
  Class A.........       (0.36)       (0.26)       9.89
  Class B.........       (0.29)       (0.26)       9.88
  Class C.........       (0.29)       (0.26)       9.88
  From (commencement of operations) May 28, 2004,
     through October 31, 2004
  Class A.........       (0.09)        0.15       10.15
  Class B.........       (0.07)        0.14       10.14
  Class C.........       (0.07)        0.14       10.14


--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 102 for impact on ratios)
(e)    Annualized.
(f)    Not annualized.
(g)    Expense ratios do not include expenses of the underlying funds.


100                                                    THE HARTFORD MUTUAL FUNDS

                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      ------------------------------------------------------------------------------------------------

                                    RATIO OF        RATIO OF        RATIO OF
                                    EXPENSES        EXPENSES        EXPENSES
                                   TO AVERAGE      TO AVERAGE      TO AVERAGE
                                   NET ASSETS      NET ASSETS      NET ASSETS
                                     BEFORE           AFTER           AFTER       RATIO OF
                                   WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                     NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                       AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)       (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------     ----------  --------------  --------------  --------------  ----------  ---------



         4.37%         $34,347        0.78%           0.57%           0.57%         4.59%        35%
         3.64            5,754        1.58            1.27            1.27          3.83         --
         3.64            8,697        1.55            1.27            1.27          3.84         --

         4.64           25,383        0.80            0.61            0.61          4.32         38
         3.91            5,516        1.59            1.31            1.31          3.56         --
         3.91            8,042        1.53            1.31            1.31          3.53         --

         1.01           19,445        0.76            0.56            0.56          3.75         30
         0.29            4,778        1.56            1.26            1.26          3.09         --
         0.30            7,711        1.51            1.26            1.26          3.04         --

         2.42(f)        10,539        0.73(e)         0.56(e)         0.56(e)       3.21(e)       3
         2.08(f)         1,690        1.63(e)         1.26(e)         1.26(e)       2.56(e)      --
         2.08(f)         4,880        1.48(e)         1.26(e)         1.26(e)       2.59(e)      --




THE HARTFORD MUTUAL FUNDS                                                    101

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                         YEAR ENDED          YEAR ENDED          YEAR ENDED
----                                      OCTOBER 31, 2006    OCTOBER 31, 2005    OCTOBER 31, 2004
                                          --------------------------------------------------------
EQUITY GROWTH ALLOCATION FUND
Class A Shares                                  0.69%               0.72%               0.68%
Class B Shares                                  1.37%               1.37%               1.33%
Class C Shares                                  1.37%               1.37%               1.34%
GROWTH ALLOCATION FUND
Class A Shares                                  0.60%               0.67%               0.64%
Class B Shares                                  1.32%               1.32%               1.29%
Class C Shares                                  1.31%               1.32%               1.29%
BALANCED ALLOCATION FUND
Class A Shares                                  0.54%               0.62%               0.60%
Class B Shares                                  1.33%               1.36%               1.31%
Class C Shares                                  1.29%               1.36%               1.31%
CONSERVATIVE ALLOCATION FUND
Class A Shares                                  0.59%               0.63%               0.60%
Class B Shares                                  1.28%               1.31%               1.26%
Class C Shares                                  1.28%               1.31%               1.26%
INCOME ALLOCATION FUND
Class A Shares                                  0.58%               0.61%               0.56%
Class B Shares                                  1.28%               1.31%               1.26%
Class C Shares                                  1.28%               1.31%               1.26%


--------



102                                                    THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Equity Growth Allocation
  Fund                                     A         1662    416648814    HAAAX
The Hartford Equity Growth Allocation
  Fund                                     B         1663    416648798    HAABX
The Hartford Equity Growth Allocation
  Fund                                     C         1664    416648780    HAACX
The Hartford Growth Allocation Fund        A         1666    416648772    HRAAX
The Hartford Growth Allocation Fund        B         1667    416648764    HRABX
The Hartford Growth Allocation Fund        C         1668    416648756    HRACX
The Hartford Balanced Allocation Fund      A         1670    416648749    HBAAX
The Hartford Balanced Allocation Fund      B         1671    416648731    HBABX
The Hartford Balanced Allocation Fund      C         1672    416648723    HBACX
The Hartford Conservative Allocation Fund  A         1674    416648715    HCVAX
The Hartford Conservative Allocation Fund  B         1675    416648699    HCVBX
The Hartford Conservative Allocation Fund  C         1676    416648681    HCVCX
The Hartford Income Allocation Fund        A         1678    416648673    HINAX
The Hartford Income Allocation Fund        B         1679    416648665    HINBX
The Hartford Income Allocation Fund        C         1680    416648657    HINCX




THE HARTFORD MUTUAL FUNDS                                                    103

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589

THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008

                                               THE HARTFORD TARGET RETIREMENT
                                               FUNDS


AS WITH ALL MUTUAL      THE HARTFORD RETIREMENT INCOME FUND
FUNDS, THE              THE HARTFORD TARGET RETIREMENT 2010 FUND
SECURITIES AND          THE HARTFORD TARGET RETIREMENT 2020 FUND
EXCHANGE COMMISSION     THE HARTFORD TARGET RETIREMENT 2030 FUND
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

                     [This page is intentionally left blank]

                             CONTENTS
                             ---------------------------------------------------


Introduction                Introduction                                      2
A summary of each           The Hartford Retirement Income Fund
  fund's                                                                      3
goals, principal            The Hartford Target Retirement 2010 Fund
strategies,                                                                  11
main risks,                 The Hartford Target Retirement 2020 Fund
performance and                                                              19
expenses                    The Hartford Target Retirement 2030 Fund         27
Description of other        Investment strategies and investment matters     35
investment                  Terms used in this Prospectus
strategies and                                                               63
investment risks
Investment manager          Management of the funds
and management fee                                                           64
information
Information on your         About your account
account                                                                      67
                            Choosing a share class                           67
                            How sales charges are calculated                 69
                            Sales charge reductions and waivers              70
                            Opening an account                               75
                            Buying shares                                    77
                            Selling shares                                   79
                            Transaction policies                             83
                            Dividends and account policies                   87
                            Additional investor services                     88
Further information         Financial highlights
on the                                                                       90
funds                       Fund code, CUSIP number and symbol               97
                            For more information                             98




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

Each fund described in this prospectus has its own investment strategy and risk/reward profile. This prospectus relates to the Class A, Class B and Class C shares of the funds. Each of the funds also offers Class Y shares to certain qualified investors pursuant to a separate prospectus describing that class.

Each of the funds also offers Class R3, Class R4, Class R5 and Class Y shares to employer-sponsored retirement plans pursuant to a separate prospectus describing these classes.

Each fund is a diversified fund.

The funds are referred to as "funds of funds," and each diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy" for each of the funds of funds, the "Underlying Funds").

The funds are series of The Hartford Mutual Funds, Inc.

Information on each fund, including risk factors, can be found on the pages following this introduction.

The investment manager to each fund is Hartford Investment Financial Services, LLC ("HIFSCO"). The day-to-day portfolio management of funds is provided by an investment sub-adviser Hartford Investment Management Company ("Hartford Investment Management"). Information regarding HIFSCO and Hartford Investment Management is included under the section entitled "Management of the Funds" in this prospectus.

THE HARTFORD MUTUAL FUNDS, INC. HAS RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER "THE INVESTMENT MANAGER."

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THESE FUNDS, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Retirement Income Fund seeks current income and secondarily, capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of funds, primarily made up of fixed income funds, and generally with a smaller allocation to equity funds, designed for investors in their retirement years. The fund does this by investing in a diversified combination of other Hartford Mutual Funds -the Underlying Funds- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - Under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 70% of assets in fixed income funds and approximately 30% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund


THE HARTFORD MUTUAL FUNDS                                                      3

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Disciplined Equity Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.


4                                                      THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected

THE HARTFORD MUTUAL FUNDS                                                      5

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------


by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



6                                                      THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        5.56%     6.17%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 2.88% (4th quarter, 2006) and the lowest quarterly return was -0.33% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                      7

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES



                                                                         LIFE OF FUND
                                                            1 YEAR     (SINCE 09/30/05)
  Class A Return Before Taxes                                0.33%           2.54%
  Class A Return After Taxes on Distributions               -1.48%           0.33%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                0.28%           0.88%
  Class B Return Before Taxes                                0.48%           3.15%
  Class C Return Before Taxes                                4.60%           4.44%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                  5.49%          10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                     6.97%           5.28%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


8                                                      THE HARTFORD MUTUAL FUNDS

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.15%        0.15%        0.15%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         3.92%        4.02%        4.01%
  Acquired Fund fees and expenses                           0.70%        0.70%        0.70%
  Total annual operating expenses                           5.02%        5.87%        5.86%
  Less: Contractual expense reimbursement(4)                3.82%        3.92%        3.91%
  Net annual operating expenses(4)                          1.20%        1.95%        1.95%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.20%, 1.95% and 1.95%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  666     $  698     $  298
  Year 3                                                       $  910     $  912     $  612
  Year 5                                                       $1,173     $1,252     $1,052
  Year 10                                                      $1,925     $2,080     $2,275




THE HARTFORD MUTUAL FUNDS                                                      9

                                             THE HARTFORD RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  666     $  198     $  198
  Year 3                                                       $  910     $  612     $  612
  Year 5                                                       $1,173     $1,052     $1,052
  Year 10                                                      $1,925     $2,080     $2,275




10                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2010 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2010, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2010. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 42% of assets in fixed income funds and approximately 58% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2010), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2010), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund


THE HARTFORD MUTUAL FUNDS                                                     11

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2010 approaches. Therefore, the farther away the fund is from its target year of 2010, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2010, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date

12                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------


and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, interest rate risk, credit risk, stock fund risk and foreign investment risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In general, lower-rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

Any U.S. government or other guarantees of portfolio securities do not apply to the market value or current yield of the portfolio's securities or to the value of the fund's shares.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the

THE HARTFORD MUTUAL FUNDS                                                     13

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------


market, causing the fund to underperform funds that focus on other types of stocks.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



14                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        7.37%     8.66%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 4.11% (4th quarter, 2006) and the lowest quarterly return was -1.13% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                     15

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)



                                                                         LIFE OF FUND
                                                             1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                 2.68%          4.70%
  Class A Return After Taxes on Distributions                 0.68%          2.21%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                 1.91%          2.56%
  Class B Return Before Taxes                                 2.76%          5.32%
  Class C Return Before Taxes                                 6.86%          6.55%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                   5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                      6.97%          5.28%



INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


16                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                           CLASS A      CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                              5.50%         None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                      None(1)     5.00%        1.00%
  Exchange fees                                              None         None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           0.15%        0.15%        0.15%
  Distribution and service (12b-1) fees                     0.25%(2)     1.00%        1.00%
  Other expenses(3)                                         1.41%        1.50%        1.47%
  Acquired Fund fees and expenses                           0.74%        0.74%        0.74%
  Total annual operating expenses                           2.55%        3.39%        3.36%
  Less: Contractual expense reimbursement(4)                1.30%        1.39%        1.36%
  Net annual operating expenses(4)                          1.25%        2.00%        2.00%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.

(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.

(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.25%, 2.00% and 2.00%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  703     $  303
  Year 3                                                       $  925     $  927     $  627
  Year 5                                                       $1,199     $1,278     $1,078
  Year 10                                                      $1,978     $2,134     $2,327




THE HARTFORD MUTUAL FUNDS                                                     17

                                        THE HARTFORD TARGET RETIREMENT 2010 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                       $  670     $  203     $  203
  Year 3                                                       $  925     $  627     $  627
  Year 5                                                       $1,199     $1,078     $1,078
  Year 10                                                      $1,978     $2,134     $2,327




18                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2020 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2020, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2020. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 29% of assets in fixed income funds and approximately 71% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2020), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2020), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund


THE HARTFORD MUTUAL FUNDS                                                     19

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------

MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2020 approaches. Therefore, the farther away the fund is from its target year of 2020, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2020, the higher the percentage of fixed income investments it will

20                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and

THE HARTFORD MUTUAL FUNDS                                                     21

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------


asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.

--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's

22                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------


shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.76%     8.45%


        2006      2007




 During the periods shown in the bar chart, the highest quarterly return was 5.35% (4th quarter, 2006) and the lowest quarterly return was -1.50% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                     23

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                  2.49%          6.03%
  Class A Return After Taxes on Distributions                  0.93%          4.48%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  1.70%          4.25%
  Class B Return Before Taxes                                  2.70%          6.70%
  Class C Return Before Taxes                                  6.64%          7.92%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                       6.97%          5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


24                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          0.84%       1.04%       0.96%
  Acquired Fund fees and expenses                            0.78%       0.78%       0.78%
  Total annual operating expenses                            2.02%       2.97%       2.89%
  Less: Contractual expense reimbursement(4)                 0.72%       0.92%       0.84%
  Net annual operating expenses(4)                           1.30%       2.05%       2.05%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."

(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.30%, 2.05% and 2.05%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  675      $  708      $  308
  Year 3                                                     $  939      $  943      $  643
  Year 5                                                     $1,224      $1,303      $1,103
  Year 10                                                    $2,032      $2,187      $2,379




THE HARTFORD MUTUAL FUNDS                                                     25

                                        THE HARTFORD TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  675      $  208      $  208
  Year 3                                                     $  939      $  643      $  643
  Year 5                                                     $1,224      $1,103      $1,103
  Year 10                                                    $2,032      $2,187      $2,379




26                                                     THE HARTFORD MUTUAL FUNDS

THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

INVESTMENT GOAL. The Hartford Target Retirement 2030 Fund's goal is to maximize total return and secondarily, to seek capital preservation.

PRINCIPAL INVESTMENT STRATEGY. The fund is designed for investors who plan to retire close to the year 2030, and who desire an asset allocated portfolio that becomes more conservative over time. The fund seeks its goal through investment in a combination of equity and fixed income funds, with an increasing allocation to fixed income funds as the fund approaches its target year of 2030. It does this by investing in a diversified combination of other Hartford Mutual
Funds -- the Underlying Funds -- as well as certain exchange-traded funds ("ETFs") through the implementation of a strategic asset allocation strategy.

In seeking the fund's investment objective, Hartford Investment Management's investment strategies include:

  - Allocating the fund's assets among Class Y shares of Underlying Funds based on the fund's investment objective and on internally generated research.

  - As of March 1, 2008, under normal market conditions, adjusting the fund's investments in the Underlying Funds generally to achieve approximately 18% of assets in fixed income funds and approximately 82% of assets in equity funds, although these percentages may vary from time to time. The fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality, while the equity component will be comprised of domestic and international equity funds.

  - Over time, as the fund approaches its target date, the fund's portfolio allocation will become increasingly conservative by increasing its allocation to fixed income funds. By the target retirement date (2030), the fund's investments in the Underlying Funds are expected to be adjusted to achieve approximately 55% of its assets in fixed income funds and approximately 45% of its assets in equity funds, although these percentages may vary from time to time. After the target retirement date (2030), this allocation will continue to be adjusted to achieve an increasingly conservative mix of fixed income funds versus equity funds.

  - Regularly reviewing and adjusting the allocations to favor investments in those Underlying Funds that Hartford Investment Management believes will provide the most favorable outlook for achieving the fund's investment goal.

  - Hartford Investment Management may also use various techniques, such as buying and selling ETFs, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values.

The Underlying Funds in which the fund invests use a broad array of investment strategies and securities. The Underlying Funds may invest in many types of instruments, among them common stocks of companies of many sizes, money market instruments, fixed income instruments of all quality types and maturities, and other instruments. The fund will invest in Underlying Funds that have a growth, value or blend investment orientation. The Underlying Funds may invest in securities of domestic and/or foreign companies. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Underlying Funds in which the fund may invest are listed below. Hartford Investment Management may change the asset allocation among the Underlying Funds, or may invest in other Hartford Mutual Funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

UNDERLYING FUNDS

DOMESTIC EQUITY FUNDS
The Hartford Advisers Fund
The Hartford Balanced Income Fund
The Hartford Capital Appreciation Fund


THE HARTFORD MUTUAL FUNDS                                                     27

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Dividend and Growth Fund
The Hartford Equity Income Fund
The Hartford Fundamental Growth Fund
The Hartford Growth Fund
The Hartford Growth Opportunities Fund
The Hartford LargeCap Growth Fund
The Hartford MidCap Fund
The Hartford MidCap Growth Fund
The Hartford MidCap Value Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford SmallCap Growth Fund
The Hartford Stock Fund
The Hartford Value Fund
The Hartford Value Opportunities Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Communications Fund
The Hartford Global Equity Fund
The Hartford Global Financial Services Fund
The Hartford Global Growth Fund
The Hartford Global Health Fund
The Hartford Global Technology Fund
The Hartford International Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Floating Rate Fund
The Hartford High Yield Fund
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Money Market Fund
The Hartford Short Duration Fund
The Hartford Strategic Income Fund
The Hartford Total Return Bond Fund
The Hartford U.S. Government Securities Fund

The Underlying Funds in which the fund invested in as of December 31, 2007 are listed below. The Underlying Funds have been selected for use over longer time periods, but may be changed in the future without shareholder approval.

UNDERLYING FUNDS AS OF DECEMBER 31, 2007

DOMESTIC EQUITY FUNDS
The Hartford Capital Appreciation Fund
The Hartford Capital Appreciation II Fund
The Hartford Disciplined Equity Fund
The Hartford Equity Income Fund
The Hartford Growth Opportunities Fund
The Hartford Select MidCap Value Fund
The Hartford Select SmallCap Value Fund
The Hartford Small Company Fund
The Hartford Stock Fund
The Hartford Value Fund

GLOBAL AND INTERNATIONAL EQUITY FUNDS
The Hartford Global Growth Fund
The Hartford International Opportunities Fund
The Hartford International Small Company Fund

FIXED INCOME AND MONEY MARKET FUNDS
The Hartford Income Fund
The Hartford Inflation Plus Fund
The Hartford Short Duration Fund
The Hartford Total Return Bond Fund

The fund intends to be fully invested at all times. However, the fund, like other mutual funds, may maintain liquidity reserves for cash awaiting investment or held to meet redemptions.

--------------------------------------------------------------------------------


MAIN RISKS. The fund is designed to provide portfolio asset allocation that becomes increasingly focused on fixed income investments and decreasingly focused on equity investments as the year 2030 approaches. Therefore, the farther away the fund is from its target year of 2030, the higher the percentage of equity investments it will hold and the more aggressive its investment strategy and volatile its portfolio may be considered. Conversely, the closer the fund is to the year 2030, the higher the percentage of fixed income investments it will hold, generally providing a more conservative investment approach.

The limitations regarding investment allocations placed on the fund make the fund less flexible in its investment strategy than mutual funds not subject to such limitations. In addition, the asset

28                                                     THE HARTFORD MUTUAL FUNDS

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------


allocations made by the fund may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors.

The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds in which it invests. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. The fund is also subject to manager allocation risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or

THE HARTFORD MUTUAL FUNDS                                                     29

                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------


asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The fund will indirectly pay a proportional share of the asset-based fees of the ETFs in which the fund invests. The net asset value of the fund will fluctuate with the changes in the value of the ETFs in which the fund invests. The change in value of the ETFs are due to the change in price of the securities in which the ETFs' invest. Therefore, the fund's net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, emerging markets, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs are also subject to specific risks depending on the nature of the ETF. These risks include, but are not limited to, liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments and commodities.

Manager allocation risk refers to the possibility that Hartford Investment Management could allocate assets in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund's exposure to the risks of any one class, the risk remains that Hartford Investment Management may favor an asset class that performs poorly relative to another asset class. Similarly, the portfolio managers of the Underlying Funds could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes, or other matters.

In connection with the asset allocation process, the fund may, from time to time, invest more than 25% of its assets in one Underlying Fund. To the extent that the fund invests a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and changes in the value of that Underlying Fund may have a significant effect on the net asset value of the fund.



30                                                     THE HARTFORD MUTUAL FUNDS

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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund's total return has varied from year to year, while the table shows how the fund's performance over time compares to that of a broad-based market index. The bar chart figures do not include the effect of sales charges, while the average annual total return figures do. If sales charges were reflected in the bar chart, returns would have been lower.

The annual return variability of the fund's Class B and C shares for the periods presented in the bar chart would have been substantially similar to that shown for Class A shares because all of the fund's shares are invested in the same portfolio of securities. The actual returns of the Class B and C shares for the periods presented in the bar chart would have been lower than the annual return shown for the fund's Class A shares because of differences in the expenses borne by each class of shares.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for only one class and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Actual after-tax returns depend on an investor's particular tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

All figures assume that all dividends and distributions were reinvested (in the case of the after-tax figures, reinvested net of assumed tax rates). Keep in mind that past performance, before and after taxes, does not indicate future results. In the bar chart and the table, total returns would have been lower if the fund's operating expenses had not been limited by HIFSCO.

CLASS A TOTAL RETURNS
BY CALENDAR YEAR
(EXCLUDES SALES CHARGES)

                                   (BAR CHART)



        9.83%    10.24%


        2006      2007



 During the periods shown in the bar chart, the highest quarterly return was 6.22% (4th quarter, 2006) and the lowest quarterly return was -2.19% (2nd quarter, 2006).



THE HARTFORD MUTUAL FUNDS                                                     31

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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS
 FOR PERIODS ENDING 12/31/2007
 (INCLUDES SALES CHARGES)


                                                                          LIFE OF FUND
                                                              1 YEAR    (SINCE 09/30/05)
  Class A Return Before Taxes                                  4.18%          6.66%
  Class A Return After Taxes on Distributions                  2.64%          3.62%
  Class A Return After Taxes on Distributions and Sale of
  Fund Shares                                                  2.81%          3.87%
  Class B Return Before Taxes                                  4.68%          7.43%
  Class C Return Before Taxes                                  9.03%          8.66%
  S&P 500 Index (reflects no deduction for fees, expenses
  or taxes)                                                    5.49%         10.30%
  Lehman Brothers U.S. Aggregate Bond Index (reflects no
  deduction for fees, expenses or taxes)                       6.97%          5.28%


INDICES: The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.


32                                                     THE HARTFORD MUTUAL FUNDS

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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                            CLASS A     CLASS B     CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                               5.50%        None        None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever is
  less)                                                       None(1)    5.00%       1.00%
  Exchange fees                                               None        None        None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                            0.15%       0.15%       0.15%
  Distribution and service (12b-1) fees                      0.25%(2)    1.00%       1.00%
  Other expenses(3)                                          1.04%       1.48%       1.29%
  Acquired Fund fees and expenses                            0.80%       0.80%       0.80%
  Total annual operating expenses                            2.24%       3.43%       3.24%
  Less: Contractual expense reimbursement(4)                 0.89%       1.55%       1.16%
  Net annual operating expenses(4)                           1.35%       1.88%       2.08%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" include transfer agent fees, custodial fees, accounting, legal and other expenses restated to reflect current fees.
(4) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.35%, 2.10% and 2.10%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                  CLASS A     CLASS B     CLASS C
  Year 1                                                     $  680      $  691      $  311
  Year 3                                                     $  954      $  891      $  652
  Year 5                                                     $1,249      $1,216      $1,119
  Year 10                                                    $2,085      $2,063      $2,410




THE HARTFORD MUTUAL FUNDS                                                     33

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                                        THE HARTFORD TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                               CLASS A     CLASS B     CLASS C
  Year 1                                                     $  680      $  191      $  211
  Year 3                                                     $  954      $  591      $  652
  Year 5                                                     $1,249      $1,016      $1,119
  Year 10                                                    $2,085      $2,063      $2,410




34                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund, that pursue their investment objectives by investing in other mutual funds. By investing in a fund of funds, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund of funds invests, in addition to the fund of funds' direct fees and expenses. Your cost of investing in the funds, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, Hartford Investment Management may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. Hartford Investment Management expects the reallocation of Underlying Funds to occur quarterly although they may rebalance more frequently or less frequently as market conditions warrant. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, Hartford Investment Management attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of Hartford Investment Management to manage each fund in the best interests of its shareholders and to conduct the investment program for each fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the funds entails special potential conflicts of interest for Hartford Investment Management because the funds invest in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. Hartford Investment Management may therefore have an incentive to allocate more of a fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts Hartford Investment Management has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the funds' Board of Directors.

 SUMMARY COMPARISON OF THE FUNDS

Hartford Investment Management invests each funds' assets in a combination of other Hartford Mutual Funds and ETFs: domestic and international equity funds and fixed income funds (Underlying Funds). The funds differ primarily due to their asset allocations among these fund types. Hartford Investment Management intends to manage each fund according to its asset allocation strategy, and does not intend to trade actively among the Underlying Funds or intend to attempt to capture short-term market opportunities. However, Hartford Investment Management may modify the asset allocation strategy for any fund and modify the selection of Underlying Funds for any fund from time to time if it believes that doing so would better enable the fund to pursue its investment goal.

The limitations regarding investment allocations placed on the Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund make these funds less flexible in their investment strategies than mutual funds not subject to such limitations. In addition, the asset allocations made by these funds may not be ideal for all investors with a particular target retirement date and may not effectively increase returns or decrease risk for investors. Investors should consider a number of factors beyond target retirement date when evaluating whether or not to invest in these funds.


THE HARTFORD MUTUAL FUNDS                                                     35

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT GOAL AND PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

The investment goal (or objective) and principal investment strategies of each Underlying Fund are described in this section. Further information about the Underlying Funds is contained in the Prospectus and Statement of Additional Information ("SAI") of the Underlying Funds. Because each fund invests in the Underlying Funds, investors will be affected by the Underlying Funds' investment strategies in direct proportion to the amount of assets each fund allocates to the Underlying Fund pursuing such strategies. To request a copy of a Prospectus or SAI for an Underlying Fund, please call 1-888-843-7824.

Each of the following Underlying Funds has an investment goal (or objective) that may be changed without the approval of the shareholders of the Underlying Fund. An Underlying Fund may not be able to achieve its goal.

THE HARTFORD ADVISERS FUND

INVESTMENT GOAL. The Hartford Advisers Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

  -  equities,

  -  debt securities, and

  -  money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are in the discretion of Wellington Management Company, LLP ("Wellington Management") and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least "BBB" by Standard & Poor's Corporation ("S&P") or "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Fitch, Inc. ("Fitch"), or if unrated, securities deemed by Wellington Management to be of comparable quality). These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.


36                                                     THE HARTFORD MUTUAL FUNDS

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                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

THE HARTFORD BALANCED INCOME FUND

INVESTMENT GOAL. The Hartford Balanced Income Fund seeks to provide current income with growth of capital as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing in a mix of equity securities and fixed income investments. Under normal circumstances, the fund will target an allocation of approximately 45% equity securities and 55% fixed income investments, with the allocation generally varying by no more than +/-5%. Allocation decisions within these bands are in the discretion of the fund's sub-adviser, Wellington Management, and are based on Wellington Management's judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The equity portion of the fund will invest primarily in common stocks with a history of above average dividends or expectations of increasing dividends, which may include a broad range of market capitalizations generally above $2 billion. The fund may invest up to 25% of the equity portion of the portfolio in the securities of foreign issuers and non-dollar securities.

The fixed income portion of the fund will invest primarily in investment grade debt (securities rated at least "BBB" by S&P or "Baa" by Moody's or "BBB" by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality). The fixed income portion of the fund will additionally invest in other fixed income sectors including non-investment grade debt (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or if unrated, securities deemed by Wellington Management to be of comparable quality) and emerging market debt. The fund may invest up to 20% of the fixed income portion of the portfolio in domestic non-investment grade debt and up to 20% of the fixed income portion of the portfolio in emerging market debt securities. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities or "junk bonds." The fund may invest up to 25% of the fixed income portion of the portfolio in non-US dollar denominated debt.

THE HARTFORD CAPITAL APPRECIATION FUND

INVESTMENT GOAL. The Hartford Capital Appreciation Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

Through fundamental analysis, Wellington Management identifies companies that it believes have substantial near-term capital appreciation potential regardless of company size or industry. This strategy is sometimes referred to as a "stock picking" approach. Companies are selected primarily on the basis of dynamic earnings growth potential and/or the expectation of a significant event that Wellington Management believes will trigger an increase in the stock price.

In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.


THE HARTFORD MUTUAL FUNDS                                                     37

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

THE HARTFORD CAPITAL APPRECIATION II FUND

INVESTMENT GOAL. The Hartford Capital Appreciation II Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's diversified portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile.

The fund is organized as follows:

Opportunistic Growth:

Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value:

Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities:

Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

THE HARTFORD DISCIPLINED EQUITY FUND

INVESTMENT GOAL.  The Hartford Disciplined Equity Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. The fund may invest in a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues

38                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


and dividends, and other related measures or indicators of value.

Wellington Management then complements its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive value and momentum factors. Value factors compare securities within sectors based on measures such as price ratios and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

THE HARTFORD DIVIDEND AND GROWTH FUND

INVESTMENT GOAL. The Hartford Dividend and Growth Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies within the index ranged from approximately $708 million to $512 billion. The fund's portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

THE HARTFORD EQUITY INCOME FUND

INVESTMENT GOAL. The Hartford Equity Income Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund invests primarily in equity securities of companies with market capitalizations above $2 billion. At the time of investment, every equity security in which the fund invests must pay a dividend or be expected to pay a dividend within the next 12 months. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's investment approach is based on the fundamental analysis of dividend-paying companies with market capitalizations generally above $2 billion that have below average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund uses a contrarian approach focused on longer term economic fundamentals and seeks a portfolio of securities that offer above average yields, below average valuations and the potential for dividend increases in the future. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.


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THE HARTFORD FLOATING RATE FUND

INVESTMENT GOAL. The Hartford Floating Rate Fund seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, at least 80% of the fund's assets are invested in below-investment-grade variable or floating rate loans ("Floating Rate Loans") and floating rate securities. Floating rate securities are defined as floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market and short-term bond funds. The fund may invest in securities of any maturity. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch are below investment grade. Securities which are unrated but determined by Hartford Investment Management to be of comparable quality will also be considered below investment grade. Debt securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds".

The fund normally invests primarily in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The fund may also invest in companies whose financial condition is uncertain, where the Borrower has defaulted in the payment of interest or principal or in the performance of its covenants or agreements or that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.

The fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans and unsecured loans and debt securities. Like loans, debt securities are used to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities do not pay current interest but are sold at a discount from their face values. Debt securities include all types of debt instruments such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities, including without limitation collateralized debt obligations and commercial mortgage-backed securities issued by private entities.

The fund may invest up to 25% of the fund's total assets in loans of foreign Borrowers and securities of foreign issuers, and up to 10% of the fund's total assets may be invested in foreign loans or securities that are denominated in a foreign currency. The fund may use swaps and forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations.

To achieve its goal of a high level of current income, the fund's sub-adviser, Hartford Investment Management, relies on a "bottom-up," fundamental analysis of each Borrower and issuer and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Hartford Investment Management's process focuses on those Borrowers and issuers that generate positive cash flow momentum, exhibit stable or improving debt coverage and have an experienced management team. Hartford Investment Management also evaluates each loan's and each security's structural features, covenants, underlying collateral and price compared to its long-term value.

THE HARTFORD FUNDAMENTAL GROWTH FUND
(FORMERLY THE HARTFORD FOCUS FUND)

INVESTMENT GOAL. The Hartford Fundamental Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in equity securities of large capitalization growth companies which include companies with market capitalizations similar to companies in the Russell 1000 Growth Index. As of

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December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. Individual holdings are typically no larger than 5% of the fund's total assets. The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

The fund's portfolio of equity securities is evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, growth prospects, relative valuation, balance sheet, income statement, and anticipated earnings and revenues.

In general, the fund seeks to invest in market-leading companies in industry niches that offer high secular growth prospects and attractive market dynamics. The approach utilizes proprietary fundamental research to identify high-quality, proven companies with price-earnings valuations comparable to the company's long-term, sustainable growth rate. The fund may trade securities actively.

THE HARTFORD GLOBAL COMMUNICATIONS FUND

INVESTMENT GOAL. The Hartford Global Communications Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of communications-related companies worldwide. The fund takes a broad approach to investing in the communications sector. It may invest in communications-related companies, including companies that: manufacture and distribute communications equipment; provide traditional local and long-distance telephone service and equipment; provide cellular, paging and local and wide area product networks or equipment; or provide satellite, microwave and cable television or equipment; and companies developing new communications technologies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country. The fund may invest up to 50% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses its in-depth knowledge of the communications sector to select companies it believes possess one Or more of the following attributes:

  - the current market price of its stock is at the low end of its historical relative valuation range, or

  - a positive change in operating results is anticipated but not yet reflected in the price of its stock, or

  -  unrecognized or undervalued assets exist, and

  - management that demonstrates that it can convert the above factors into shareholder value.

The fund will consider selling a security when:

  -  its target price is achieved,

  - expectations of future earnings/returns of its issuer are reduced due to fundamental changes in the issuer's business prospects, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

The fund will be relatively focused with regard to both position size and the industries comprising the communications sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds

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relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL EQUITY FUND

INVESTMENT GOAL. The Hartford Global Equity Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities. The fund seeks to achieve its goal by investing primarily in equity securities of companies in a broad range of countries, industries and market capitalizations worldwide. The fund's diversified portfolio of equity securities is constructed by allocating the fund's assets across a variety of industries, and then selecting companies in each industry that are deemed to be attractive by members of Wellington Management's team of global industry analysts. Wellington Management may favor certain industries at times based upon the relative attractiveness of stocks within those industries, macroeconomic factors, or the availability of stocks at attractive prices. The fund will typically seek to maintain some representation in each major industry represented in the MSCI All Country World Index. The MSCI All Country World Index is currently comprised of forty-eight countries. The fund will invest in securities of companies located in a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that may be invested in each country. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

In analyzing a prospective investment, Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

INVESTMENT GOAL. The Hartford Global Financial Services Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of financial services-related companies worldwide. The fund takes a broad approach to investing in the financial services sector. It may invest in financial services-related companies, including banks, savings and loan associations (and other thrifts), mortgage banking companies, insurance companies, securities brokers, asset management companies, securities exchanges, leasing companies and consumer and industrial finance companies. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

Because the financial services sector requires large pools of accumulated capital and stable economic, legal and political institutions, the vast majority of the world's market value in financial services stocks is located in North America, Europe and Japan. Therefore the fund invests most of its assets in companies located in these three geographical regions. Wellington Management uses its in-depth knowledge of the financial services sector to assess the competitive situation and consolidation dynamics in each region.

The fund's investment process focuses on stock selection through fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business

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environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management uses this "bottom-up" approach to identity stocks it believes have favorable risk/reward profiles.

A stock is considered to have a strong risk/reward profile if its issuer exhibits one or more of the following attributes:

  -  management focuses on rewarding shareholders,

  -  market expectations of future earnings are too low,

  - market value does not reflect the fact that earnings are understated due to conservative accounting,

  - market value does not reflect the true value of the issuer's component businesses and there is some reason to believe that this disparity will not persist,

  - it is an outstanding company but the stock is available at an average price because of the market's temporary indifference to quality, or

  - its strength in a distinct product or geographic area makes it attractive to potential acquirers.

The fund will consider selling a security when:

  -  its issuer's management no longer appears to promote shareholder value,

  -  market expectations of future earnings are too high,

  - it can sell the security of an outstanding company at a significant premium,

  -  market value exceeds the true value of the issuer's component businesses,

  - market value does not reflect the fact that earnings are overstated due to aggressive accounting,

  - market value does not reflect the risk of potential problems in an important business component, or

  -  more attractive opportunities arise.

The fund will be relatively focused with regard to both position size and the industries comprising the financial services sector. Although the fund does not invest more than 10% of its total assets in the securities of a single issuer, it often holds relatively large positions in the securities of particular issuers. The fund may invest in securities of companies of any size capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL GROWTH FUND
(FORMERLY THE HARTFORD GLOBAL LEADERS FUND)

INVESTMENT GOAL.  The Hartford Global Growth Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of issuers in countries with emerging economies or emerging securities markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund's investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.


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THE HARTFORD GLOBAL HEALTH FUND

INVESTMENT GOAL. The Hartford Global Health Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in the equity securities of health care-related companies worldwide. The focus of the fund's investment process is stock selection through fundamental analysis. The fund takes a broad approach to investing in the health care sector. It may invest in health-related companies, including companies in the pharmaceuticals, biotechnology, medical delivery, medical products, medical services, managed health care, health information services and emerging health-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The fund's approach to investing in the health care sector is based on in-depth understanding of medical science, regulatory developments, reimbursement policy trends and individual company business franchises. The fund will seek to exploit favorable trends for the health care sector including demographics.

The fund will also seek to invest in health care companies that benefit from the trend toward global consolidation, the biotechnology revolution and advances in software, integrated circuits and biocompatible materials. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

Investments in the fund will be allocated across the major subsectors of the health care sector. Wellington Management may favor certain subsectors at times based upon the relative attractiveness of stocks within these subsectors, near term macroeconomic factors and the availability of such stocks at attractive prices. Some representation is typically maintained in each major subsector of the health care sector.

Stocks considered for purchase in the fund typically share one or more of the following attributes:

  -  the company's business franchise is temporarily mispriced,

  -  the market under-values the new product pipelines,

  - the company has opportunities due to changes in reimbursement policy (for example, the privatization of health care services abroad), or

  -  the company is a target of opportunity due to industry consolidation.

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  -  fundamental expectations are not met,

  -  a company's prospects become less appealing, or

  - equity securities of other comparable issuers in an industry are available at more attractive prices.

Wellington Management seeks companies with attractive entry valuations, defined as those stocks where the price is not already fully exploited by other investors.

The fund will be relatively focused with regard to both position size and the industries comprising the health care sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets.

THE HARTFORD GLOBAL TECHNOLOGY FUND

INVESTMENT GOAL. The Hartford Global Technology Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least

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80% of its assets in the equity securities of technology-related companies worldwide. The fund takes a broad approach to investing in the technology sector. It may invest in technology-related companies, including companies in the computer software, computer hardware, semiconductors and equipment, communications equipment, internet, information technology services and emerging technology-related subsectors. The fund will invest in securities of issuers among a number of different countries throughout the world, one of which may be the United States; however the fund has no limit on the amount of assets that must be invested in each country.

The focus of the fund's investment process is stock selection through fundamental analysis. The fund's approach to investing in the technology sector is based on analyzing the competitive outlook for various subsectors of the technology sector, identifying those subsectors likely to benefit from the current and expected future environment and identifying individual opportunities.

Wellington Management's evaluation of technology companies rests on its solid knowledge of the overall competitive environment, including supply and demand characteristics, secular trends, existing product evaluations and new product developments within the technology sector. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

Subsector allocation within the fund reflects Wellington Management's opinion of the relative attractiveness of stocks within the subsectors of the technology sector, macroeconomic trends such as price levels, unemployment, inflation and industrial production that may detract or enhance the subsector's attractiveness and the number of underdeveloped opportunities in each subsector. Opportunities dictate the magnitude and frequency of changes in asset allocation across the major subsectors of the technology sector. Some representation is typically maintained in each major subsector of the technology sector.

Stocks considered for purchase in the fund typically share, in Wellington Management's opinion, one or more of the following attributes:

  -  a positive change in operating results is anticipated,

  -  unrecognized or undervalued capabilities are present, or

  - the quality of management indicates that these factors will be converted to shareholder value,

Stocks will be considered for sale from the fund when:

  -  target prices are achieved,

  - earnings and/or return expectations are reduced due to fundamental changes in the company's operating outlook, or

  -  more attractive value in a comparable company is available,

The fund will be relatively focused with regard to both position size and the industries comprising the technology sector. The fund may invest in securities of companies of any market capitalization. The fund will be close to fully invested; cash balances normally will not exceed 10% of total assets. The fund may trade securities actively.

THE HARTFORD GROWTH FUND

INVESTMENT GOAL.  The Hartford Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities of growth companies. The key characteristics of growth companies favored by the fund include sustainable growth, superior business models, strong cash flow generation, high margins, high return on capital, a strong balance sheet and a leadership position within the industry. The fund may invest in companies with a broad range of market capitalizations, but tends to focus on large

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capitalization companies with market capitalizations similar to those of companies in the Russell 1000 Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and nondollar securities.

Wellington Management utilizes what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, cash flow and revenues.

THE HARTFORD GROWTH OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Growth Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential. The fund may invest up to 20% of its total assets in foreign issuers and non-dollar securities. Wellington Management uses fundamental analysis to identify companies with accelerating operating momentum for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.


THE HARTFORD HIGH YIELD FUND

INVESTMENT GOAL. The Hartford High Yield Fund seeks high current income. Growth of capital is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80%, and may invest up to 100%, of its assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund will invest no more than 25% of its total assets in securities rated below "B3" by Moody's or "B-" by S&P or "B-" by Fitch, or, if unrated, determined to be of comparable quality by Hartford Investment Management. The fund may invest in bonds of any maturity although the fund tends to have an average maturity within the intermediate-term range, which is typically defined as between approximately 5 to 10 years. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities carrying warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

To achieve its goal of high current income, Hartford Investment Management's High Yield Team uses what is sometimes referred to as a "bottom-up" analysis in its credit underwriting and securities valuation discipline in order to determine which specific issuers and securities have the ability to support a high level of sustainable yield on debt securities. In this process, Hartford Investment Management assesses such factors as an issuer's business environment, as well

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as its financial statements, earnings/cash flow, the quality of its management team and its capital structure. Hartford Investment Management's economic outlook is also an important input in overlaying a "top-down" view of the economy in the construction of fund's interest rate and credit risk exposure.

The fund seeks its secondary goal of capital growth, when consistent with its primary objective of high current income, by investing in securities that Hartford Investment Management expects to appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. The fund may trade securities actively.

THE HARTFORD INCOME FUND

INVESTMENT GOAL. The Hartford Income Fund seeks to provide a high level of current income. Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a diversified portfolio consisting predominantly of marketable debt securities. The fund invests, under normal circumstances, at least 65% of its total assets in securities rated "A" quality or better. This means securities that are rated at the time of purchase within the three highest categories assigned by Moody's ("Aaa", "Aa" or "A") or S&P ("AAA", "AA" or "A") or Fitch ("AAA", "AA" or "A") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these three highest categories. The fund may invest up to 35% of its total assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund may invest up to 30% of its total assets in securities of foreign issuers and non-dollar securities and 10% of its total assets in issues purchased as defaulted securities. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and warrants (including securities carrying warrants) to purchase equity securities or debt securities or loans. Bonds in which the fund invests include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; and (5) commercial mortgage-backed securities.

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. Although the fund does not have a maximum maturity term restriction, the fund tends to have a dollar-weighted average maturity between approximately 3 to 30 years.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield

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perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure.

The fund may provide capital appreciation if one or more of its holdings increases in market value due to events such as fundamental improvement in business, increased demand for the security or as a benefit due to falling interest rates. The fund may trade securities actively.

THE HARTFORD INFLATION PLUS FUND

INVESTMENT GOAL. The Hartford Inflation Plus Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 65% of its net assets in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury. The fund may also invest in inflation-protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as corporations and foreign governments. Inflation-protected debt securities are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-protected debt securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to the smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected debt securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The fund invests, under normal circumstances, at least 80% of its net assets in securities of "investment grade" quality. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "'BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund may invest up to 20% of its net assets in non-investment grade debt securities (securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality). Debt securities rated below investment grade are commonly referred to as "high yield -- high risk securities" or "junk bonds". The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Aa3" by Moody's. The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

In addition to its investments in U.S. dollar-denominated inflation-protected debt securities issued by the U.S. Treasury, the fund will opportunistically invest up to 35% of its net assets in other sectors, including, but not limited to, nominal treasury securities, corporate bonds, asset-backed securities, mortgage-related securities and commercial mortgage-backed securities. The fund may invest up to 35% of its net assets in securities of foreign issuers and non-dollar securities, including inflation-protected securities of foreign issuers. Such inflation-protected securities of foreign issuers are generally indexed to the inflation rates in their respective economies. The fund may also utilize securities lending arrangements and reverse repurchase transactions. The fund may utilize derivatives to manage portfolio risk or for other investment purposes.

There is no limit on the maturity of debt securities held by the fund or the average maturity of the fund's portfolio.


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Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors may benefit or be harmed from current and future changes in the economy and inflation. Hartford Investment Management then selects individual securities to buy or sell from selected issuers that, from a real yield perspective, appear either attractive or unattractive. Hartford Investment Management will select securities by assessing such factors as security structure, break even inflation rates, an issuer's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL GROWTH FUND
(FORMERLY THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND)

INVESTMENT GOAL. The Hartford International Growth Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of sector and security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is researched by the team and global and regional industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $326 million to $232 billion. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford International Opportunities Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mis-priced by the market due to shortterm issues. This proprietary research takes into account each company's long-term history as well as Wellington Management's analysts' forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio

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construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World ex US Index ("MSCI AC World ex US Index"). As of December 31, 2007, the range of market capitalizations of companies in the MSCI AC World ex US Index was between approximately $131 million and $354 billion. The fund may trade securities actively.

THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

INVESTMENT GOAL. The Hartford International Small Company Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of foreign issuers, including non-dollar securities, of small capitalization companies. The fund defines small capitalization companies as companies with a market capitalization no greater than $10 billion. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund's assets that may be invested in each country. The fund may invest up to 15% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund's investment approach is to invest in equity securities of foreign issuers that Wellington Management believes have significant potential for capital appreciation. Wellington Management uses its proprietary global research capabilities to identify stocks for the portfolio. Wellington Management takes a local-regional approach to research and stock selection using a number of different sources to identify purchase candidates including the firm's proprietary research, local brokers, and company and local referrals. The sources used depend greatly on the region and industry. Long-term investment themes based on general economic factors, along with cost of capital and liquidity forecasts, are important in targeting research efforts.

A candidate for purchase in the portfolio is subjected to extensive fundamental analysis. The fund seeks candidates that exhibit some combination of:

  -  a well-articulated business plan,

  -  experienced management,

  -  a sustainable competitive advantage, and

  -  strong financial characteristics.

In addition, valuation analysis, including relevant industry valuations, is used to compare the results to a global and local peer group of companies. Candidate companies that compare favorably with the fundamentals, growth, and valuation characteristics of peers are strong candidates for the portfolio. In implementing purchase decisions, consideration is given to size, liquidity and volatility. Sell decisions are based on changing fundamentals or valuations, or on finding better opportunities for the portfolio. Industry weights are likely to favor sectors in which smaller companies have long-term competitive advantages or are expected to benefit from extended growth opportunities. The fund may trade securities actively.

THE HARTFORD LARGECAP GROWTH FUND

INVESTMENT GOAL. The Hartford LargeCap Growth Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in stocks that the fund's sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the

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Russell 1000 and S&P 500 Indices. As of December 31, 2007, the market capitalization of companies included in these indices ranged from approximately $458 million to $512 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

THE HARTFORD MIDCAP FUND

INVESTMENT GOAL.  The Hartford MidCap Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund favors high-quality companies. The key characteristics of high-quality companies include a leadership position within an industry, a strong balance sheet, a high return on equity, and a strong management team. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund uses a "bottom-up" investment strategy, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value.

THE HARTFORD MIDCAP GROWTH FUND
(FORMERLY THE HARTFORD SELECT MIDCAP GROWTH FUND)

INVESTMENT GOAL. The Hartford MidCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell MidCap Growth Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $538 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.


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THE HARTFORD MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between approximately $446 million and $42 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock's value is evaluated on three primary criteria: its issuer's earnings power, growth potential and price-to-earnings ratio. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

THE HARTFORD MONEY MARKET FUND

INVESTMENT GOAL. The Hartford Money Market Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. Money market instruments include (1) banker's acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities;
(3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other shortterm debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

THE HARTFORD SELECT MIDCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select MidCap Value Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks. Under normal circumstances, at least 80% of the fund's assets are invested in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the collective range of the Russell MidCap and S&P MidCap 400 Indices. As of December 31, 2007, this range was between $446 million to $42 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include

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factors designed to describe a company's business, its valuation, investors'
response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

THE HARTFORD SELECT SMALLCAP VALUE FUND

INVESTMENT GOAL. The Hartford Select SmallCap Value Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($6 billion as of December 31, 2007). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund's securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each subadviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC's ("KAR") investment philosophy is that strong risk-adjusted returns can be achieved through investment in high quality companies purchased at reasonable prices. KAR utilizes a disciplined, "bottom-up," fundamental approach to identify companies with rising free cash flow, high reinvestment rate, and strong financial characteristics. The major guideline that drives KAR's portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC ("MetWest Capital") believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small cap companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower than-market risk. MetWest Capital's approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that they consider an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).


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SSgA Funds Management, Inc.'s ("SSgA FM") enhanced small cap value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

THE HARTFORD SHORT DURATION FUND

INVESTMENT GOAL. The Hartford Short Duration Fund seeks to provide a high level of income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks it goal by investing, under normal circumstances, at least 80% of its total assets in "investment grade" quality securities. This means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Hartford Investment Management to be of comparable quality to securities rated within these four highest categories. The fund, under normal circumstances, will maintain an average credit quality that is equivalent to at least "Baa3" by Moody's and a dollar weighted average duration and average maturity of less than 3 years. Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. The measure incorporates a bond's yield, coupon and final maturity. The longer a security's duration, the more sensitive it will generally be to changes in interest rates. Similarly, a fund with a longer average duration will generally be more sensitive to changes in interest rates than a fund with a shorter average duration. For example, a U.S. Treasury security with a duration of 2 years can be expected to change in price by approximately 2% for every 100 basis point change in the yield of the security.

The fund may invest up to 25% of its total assets in securities of foreign issuers.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which sectors or industries may benefit or be harmed from current and future changes in the economy. Hartford Investment Management then selects individual securities to buy or sell from selected sectors and industries that, from a yield perspective, appear either attractive or unattractive. For individual securities, Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team, and security structure. The fund may trade securities actively.

THE HARTFORD SMALL COMPANY FUND

INVESTMENT GOAL.  The Hartford Small Company Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment

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manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

  -  have potential for above-average earnings growth,

  -  are undervalued in relation to their investment potential,

  - have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or

  - are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

THE HARTFORD SMALLCAP GROWTH FUND

INVESTMENT GOAL. The Hartford SmallCap Growth Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies that the fund's sub-advisers believe have superior growth potential. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2007, this range was between approximately $27 million and $6 billion. The fund's portfolio is diversified by industry and company. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a "multi-manager" approach whereby portions of the fund's cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HIFSCO. As the investment manager, HIFSCO is responsible for the management of the fund and supervision of the fund's investment subadvisers. HIFSCO has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

In managing its portion of the fund, Wellington Management employs what is often called a "bottom-up" approach to select specific securities from a variety of industries. However, in constructing the portfolio, Wellington Management analyzes and monitors different sources of active risk including stock-specific risk, industry risk and style risk. The goal of this analysis is to ensure that the portfolio remains well-diversified, and does not take large industry and style bets relative to the fund's market benchmark

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as an unintended consequence of bottom-up stock picking. The portion of the fund managed by Wellington Management invests primarily in a diversified portfolio of common stocks based on the combined ratings of Wellington Management's Global Industry Analysts and proprietary quantitative stock selection models. Global Industry Analyst ratings are based upon fundamental analysis. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management combines its fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security favoring those with attractive value and momentum measures. Value factors compare securities within sectors based on measures such as valuations, earnings quality and balance sheet strength. Momentum focuses on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase.

Hartford Investment Management seeks to achieve the fund's goal of maximizing short- and long-term capital appreciation through investing primarily in small capitalization companies and using a bottom-up approach. Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock's relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company's business, its valuation, investors' response to the company and the company's management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

THE HARTFORD STOCK FUND

INVESTMENT GOAL.  The Hartford Stock Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund's assets in the common stocks of high quality companies. The fund's diversified portfolio of equity securities are evaluated using what is sometimes referred to as a "bottom-up" approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management's opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2007, the market capitalization of companies included in this index ranged from approximately $708 million to $512 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

THE HARTFORD STRATEGIC INCOME FUND

INVESTMENT GOAL. The Hartford Strategic Income Fund seeks a high level of current income. Capital appreciation is a secondary objective.


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PRINCIPAL INVESTMENT STRATEGY.  The fund seeks to achieve its goal by investing primarily in domestic and foreign debt securities. The fund focuses its investments, under normal circumstances, in non-investment grade debt securities, foreign securities, and highly rated securities. Non-investment grade debt securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality. Non-investment grade debt securities are commonly referred to as "high yield -- high risk" or "junk bonds". Foreign securities are securities issued by foreign corporations or governments, including issuers located in emerging markets. Highly rated securities include, but are not limited to, U.S. government securities, mortgages, asset-backed securities and commercial mortgage backed securities.

The fund may also invest in other asset classes of U.S. or foreign issuers, including, but not limited to, bank loans or loan participation interests in secured, second lien or unsecured variable, fixed or floating rate loans, convertible securities, preferred stock, and common stock. The fund may also utilize derivatives to manage portfolio risk, to replicate securities the fund could buy that are not currently available in the market or for other investment purposes. The fund may invest in debt securities of any maturity.

The fund will generally hold a diversified portfolio of investments in various sectors, although the fund is not required to invest in all sectors at all times and may invest 100% of its assets in one sector if conditions warrant.

The overall investment approach of Hartford Investment Management's team emphasizes security selection and maturity management. The investment team uses what is sometimes referred to as top-down analysis to determine which securities may benefit or be harmed from current and future changes in the economy. The investment team then selects individual securities to buy or sell which, from a yield perspective, appear either attractive or unattractive.

The fund seeks its secondary goal of capital appreciation, when consistent with its primary goal of high current income, by investing in securities that Hartford Investment Management expects to add relative value to the fund. The fund may trade securities actively.

THE HARTFORD TOTAL RETURN BOND FUND

INVESTMENT GOAL. The Hartford Total Return Bond Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "high yield -- high risk" or "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to

THE HARTFORD MUTUAL FUNDS                                                     57

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corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company's business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

INVESTMENT GOAL. The Hartford U.S. Government Securities Fund seeks to provide current income while maintaining preservation of capital consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGY. The fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The fund invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The fund may invest a significant portion of its assets in mortgage-backed securities issued by U.S. Government agencies. The fund may also invest in asset-backed and commercial mortgage-backed securities issued by private entities.

To achieve its goal of current income consistent with prudent investment risk, the fund selects securities that appear from a yield perspective to be attractive. The fund tends to focus on maintaining a bond portfolio with a weighted average life of between five and fifteen years. The weighted average life of a security denotes the weighted average time to receipt of principal. The fund may trade securities actively.

THE HARTFORD VALUE FUND

INVESTMENT GOAL.  The Hartford Value Fund seeks long-term total return.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in equity securities of companies with market capitalizations above $2 billion. The fund may invest up to 20% of its total assets in the securities of foreign issuers and nondollar securities.

The fund employs what is often called a "bottom-up" approach, which is the use of fundamental analysis to select specific securities from a variety of industries. The approach focuses on companies with market capitalizations generally above $2 billion that have below-average estimated price-to-earnings ratios. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions. Purchase

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candidates provide the potential for above average total returns and sell at below-average estimated price-to-earnings multiples. Portfolio construction is driven primarily by security selection. Limited consideration is given to economic analysis in establishing sector and industry weightings.

THE HARTFORD VALUE OPPORTUNITIES FUND

INVESTMENT GOAL. The Hartford Value Opportunities Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund's investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund's investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer's earnings power, and growth potential. Stocks are selected whose issuers, in Wellington Management's opinion, have the most compelling blend of the following attributes:

  -  attractive valuation,

  -  a strong management team, and

  -  strong industry position.

 INVESTMENT RISKS GENERALLY

Many factors affect each fund's performance. There is no assurance that a fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

Each funds share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of each fund of funds to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the funds invest is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because each of the funds invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of each of the funds of funds in direct proportion to the amount of assets the fund allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by each Underlying Fund all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). All funds may invest in equity securities (through certain Underlying Funds) as part of their principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The funds (through certain Underlying Funds) may invest in debt securities as part of their principal investment

THE HARTFORD MUTUAL FUNDS                                                     59

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strategy. As described below, an investment in certain of the funds entails special additional risks.

 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, each fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.

 USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Each fund (through certain Underlying Funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit a fund (through certain Underlying Funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging an Underlying Fund's portfolio investments. Hedging techniques may not always be available to an Underlying Fund, and it may not always be feasible for an Underlying Fund to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a fund (through an Underlying Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying Fund's manager expected. As a result, the use of these techniques may result in losses to a fund (through an Underlying Fund) or increase volatility in a fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect.

 FOREIGN INVESTMENTS

The funds (through certain Underlying Funds) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of a fund (through an Underlying Fund) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other

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investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a fund (through an Underlying Fund in the case of a fund of funds), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

 INVESTMENTS IN EMERGING MARKETS

The funds (through certain Underlying Funds) may invest in emerging markets.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The funds (through certain Underlying Funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.

 SMALL CAPITALIZATION COMPANIES

The funds (through certain Underlying Funds) may invest in securities of small capitalization companies.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.

 OTHER INVESTMENT COMPANIES

Each fund, as well as the Underlying Funds, may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3%

THE HARTFORD MUTUAL FUNDS                                                     61

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of the voting shares of any other investment company, and a prohibition on investing more than 5% of a fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. A fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

 RISKS OF ILLIQUID SECURITIES

Each fund, as well as the Underlying Funds, except for the Inflation Plus Fund and the Money Market Fund, may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value (10% for the Inflation Plus Fund and the Money Market
Fund).

Securities purchased by an Underlying Fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments (10% in the case of the Inflation Plus Fund or the Money Market Fund). In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of a fund's net assets (10% in the case of the Inflation Plus Fund or the Money Market Fund) fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of a fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively

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affect a fund's NAV. For more information on fair valuation, please see
"Transaction Policies -- Valuation of Shares"

ABOUT EACH FUND'S INVESTMENT GOAL

Each fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds' prospectus will be updated prior to any change in a fund's investment goal (or objective).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Underlying Funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Each fund (through certain Underlying Funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Underlying Funds may at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for a fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The funds are not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.

 DISCLOSURE OF PORTFOLIO HOLDINGS

The funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.



THE HARTFORD MUTUAL FUNDS                                                     63

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MANAGEMENT OF THE FUNDS
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 THE INVESTMENT MANAGER

HIFSCO is the investment manager to each fund. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of each fund, and supervises the activities of the Underlying Funds' investment sub-advisers described below. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

 THE INVESTMENT SUB-ADVISERS

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the funds. In addition, Hartford Investment Management is the investment sub-adviser to the following Underlying Funds: Floating Rate Fund, High Yield Fund, Income Fund, Inflation Plus Fund, LargeCap Growth Fund, MidCap Growth Fund, Money Market Fund, Select MidCap Value Fund, Short Duration Fund, Small Company Fund, SmallCap Growth Fund, Strategic Income Fund, Total Return Bond Fund and U.S. Government Securities Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the following Underlying Funds: Advisers Fund, Balanced Income Fund, Capital Appreciation Fund, Capital Appreciation II Fund, Disciplined Equity Fund, Dividend and Growth Fund, Equity Income Fund, Fundamental Growth Fund, Global Communications Fund, Global Equity Fund, Global Financial Services Fund, Global Growth Fund, Global Health Fund, Global Technology Fund, Growth Fund, Growth Opportunities Fund, International Growth Fund, International Opportunities Fund, International Small Company Fund, MidCap Fund, MidCap Value Fund, Small Company Fund, SmallCap Growth Fund, Stock Fund, Value Fund and Value Opportunities Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC ("KAR") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. KAR is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2007, KAR had approximately $5.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC ("MetWest Capital") is an investment sub-advisor to the following Underlying Fund: Select SmallCap Value Fund. MetWest Capital oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large cap and small cap value equity, international core value equity and balanced portfolios. As of December 31, 2007, MetWest Capital had

64                                                     THE HARTFORD MUTUAL FUNDS

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                                                         MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


investment management authority over approximately $9.9 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660.

SSgA Funds Management, Inc. ("SSgA FM") is an investment sub-adviser to the following Underlying Fund: Select SmallCap Value Fund. SSgA FM is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2007, SSgA FM managed approximately $144.1 billion in assets, and State Street Global Advisors managed approximately $1.9 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the Underlying Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause an Underlying Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Underlying Funds), although not all of these products and services are necessarily useful and of value in managing the Underlying Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

 MANAGEMENT FEES

Each fund pays a monthly management fee to HIFSCO based on a stated percentage of the fund's average daily net asset value as follows:

AVERAGE DAILY NET ASSETS             ANNUAL RATE
------------------------             -----------
First $500 million                      0.15%
Amount Over $500 million                0.10%


For each fund's fiscal year ended October 31, 2007, the investment management fees paid to HIFSCO, expressed as a percentage of average net assets, were as follows:

                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Retirement Income
  Fund                                 0.15%
The Hartford Target Retirement
  2010 Fund                            0.15%

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MANAGEMENT OF THE FUNDS
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
                                    MANAGEMENT
FUND                                   FEES
----                                ----------
The Hartford Target Retirement
  2020 Fund                            0.15%
The Hartford Target Retirement
  2030 Fund                            0.15%


A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreements of the funds is available in the funds' annual report to shareholders covering the fiscal year ended October 31, 2007.

 PORTFOLIO MANAGERS OF THE FUNDS

The following persons or teams have had primary responsibility for the day-to-day management of each indicated fund's portfolio since the date stated below. The funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the funds.

RETIREMENT INCOME FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2010 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2020 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

TARGET RETIREMENT 2030 FUND Edward C. Caputo Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 1, 2007. Mr. Caputo joined Hartford Investment Management in 2001. Mr. Caputo has been an investment professional involved in trading, portfolio management and investment research since 2000.

Hugh Whelan, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since March 2006. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.


66                                                     THE HARTFORD MUTUAL FUNDS

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                                                              ABOUT YOUR ACCOUNT
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 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. Certain funds also offer Class R3, Class R4, Class R5 and Class Y shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.
 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.

 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for each fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the a "Company").

THE HARTFORD MUTUAL FUNDS                                                     67

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HIFSCO is a registered broker-dealer and member of the Financial Industry
Regulatory Authority ("FINRA"). Shares of each fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.

 DISTRIBUTION PLANS

The Company, on behalf of its respective funds, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of each fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, a fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of a fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of each fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Boards of Directors have currently authorized Rule 12b-1 payments of only up to 0.25% of each fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, a fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by a fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell each fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the funds pay HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the funds will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the applicable funds as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the Board who are not interested persons of the funds. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the funds are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".



THE HARTFORD MUTUAL FUNDS                                                     69

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ABOUT YOUR ACCOUNT
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For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, a fund redeems shares in the following order:
(1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the funds do not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the funds' shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.

 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the funds to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the funds' transfer agent, that you are

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the funds (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. Each fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge,

THE HARTFORD MUTUAL FUNDS                                                     71

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ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of a fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans

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                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The funds make available free of charge, on the funds' website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The funds' website includes links that facilitate access to this information.

 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the funds. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the funds, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the funds attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.


THE HARTFORD MUTUAL FUNDS                                                     73

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.


74                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Servicing Payments are generally based on average net assets of the funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the Funds. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.

 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.


THE HARTFORD MUTUAL FUNDS                                                     75

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

If a fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, some of the funds offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each fund is as follows:

     -  non-retirement accounts: $1,000 per fund.

     -  retirement accounts: $1,000 per fund.

     - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in each fund.

     -  subsequent investments: $50 per fund.

     -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




76                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE    TO ACCESS YOUR ACCOUNT(S)
  GRAPH-
  IC)      - Visit www.hartfordinvestor.com

           - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

           TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

           - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
             Instructions function.
           - Once bank instructions have been established, click on "View
             Account Detail" for the appropriate account. Select "Purchase
             Shares" from the "Select Action" menu, next to the fund you want to purchase into.
           - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

           TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
           FUND

           - Click on "View Account Detail" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE   TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPH-
  IC)      - Verify that your bank/credit union is a member of the Automated
             Clearing House (ACH) system.
           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
             (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
             and 5 P.M. Central Time) on Friday.
           - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

           TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
           HARTFORD MUTUAL FUND

           - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     77

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK   - Make out a check for the investment amount, payable to "The
  GRAPH-     Hartford Mutual Funds."
  IC)      - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
           - Deliver the check and your investment slip, or note, to the address listed below.

                The Hartford Mutual Funds
                P.O. Box 9140
                Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW   - Write a letter of instruction indicating the fund names, share
  GRAPH-     class, account number, the name(s) in which the accounts are
  IC)        registered, and your signature.
           - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                The Hartford Mutual Funds
                P.O. Box 64387
                St. Paul, MN 55164-0387
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE    - Instruct your bank to wire the amount of your investment to:
  GRAPH-        US Bank National Association
  IC)           9633 Lyndale Ave S
                Bloomington, MN 55420-4270
                ABA #091000022,
                credit account no: 1-702-2514-1341
                The Hartford Mutual Funds Purchase Account
                For further credit to: (Your name)
                Hartford Mutual Funds Account Number:
                (Your account number)
           Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




78                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
           - Visit www.hartfordinvestor.com
  (CHECK   - Select Mutual Funds on the menu bar
  GRAPH-   - Log in by selecting Hartford Mutual Funds from the login section,
  IC)        enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
           Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                 redemption request for these types of accounts online.

             TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
             MAILED TO YOUR ADDRESS OF RECORD

           - Click on "View Account Detail" for the appropriate account. Select
             "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
           - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
           - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

             TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
           FUND

           - Click on "View Account Detail" for the appropriate account. Select
             "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
           - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     79

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
           administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




80                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
           - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
           - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
           - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
           - Signatures of the trustee(s)
           - Copies of the trust document pages, certified within the past twelve months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN
     SITUATIONS OF DIVORCE OR DEATH
           - Call 1-888-843-7824 for instructions
BY PHONE

           - Certain types of accounts may be redeemed by telephone. This is
  (PHONE     limited to non-retirement accounts or IRA plans where the
  GRAPH-     shareowner is age 59 1/2 or older. For circumstances in which you
  IC)        need to request to sell shares in writing, see "Selling Shares by
             Letter."
           - Restricted to sales of up to $50,000 per shareowner any 7-day period.
           - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
           - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
             (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
             and 5 P.M. Central Time) on  Friday.
           - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
           - For automated service 24 hours a day using your touch-tone phone, call the number below.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     81

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

           - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE      your new account application or the "Bank or Credit Union
  GRAPH-     Information Form" to add bank instructions to your account.
  IC)      - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
           - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

           - Obtain a current prospectus for the fund into which you are
  (ARROW     exchanging by calling your financial representative or the
  GRAPH-     transfer agent at the number below.
  IC)      - Call your financial representative or the transfer agent to request an exchange.
           Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.






                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




82                                                     THE HARTFORD MUTUAL FUNDS

TRANSACTION POLICIES
--------------------------------------------------------------------------------


 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each fund and each class as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for each fund is determined by dividing the value of that fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market Fund, the funds (through certain Underlying Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, a fund (through certain Underlying Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Underlying Fund's Board of Directors). Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which a fund (through certain Underlying Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, each fund (through certain Underlying Funds) uses a fair value pricing service approved by that Underlying Fund's Board, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of each fund's shares is determined only on business days of the funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the funds (through certain Underlying Funds) may cause the net asset value of their respective shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that any fund (through certain Underlying Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds) were to sell the security at approximately the time at which that fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by a fund (through certain Underlying Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by that Underlying Fund's Board of Directors. Generally, each Underlying Fund may use fair valuation in regards to debt securities when a fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. The Money Market

THE HARTFORD MUTUAL FUNDS                                                     83

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--------------------------------------------------------------------------------


Fund's investments are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using prevailing exchange rates.

 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

 EXECUTION OF REQUESTS

Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.

 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.

 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I, L, R3, R4, R5 or Y shares of certain funds, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.

 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund's shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force a fund's portfolio manager to hold larger cash positions than desired instead of fully investing the funds, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction

84                                                     THE HARTFORD MUTUAL FUNDS

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TRANSACTION POLICIES
--------------------------------------------------------------------------------

costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a fund (through certain Underlying Funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the funds.

The Board of Directors of the funds has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The funds' policy is to discourage investors from trading in a fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the funds may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the funds to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the funds' transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the funds such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The funds' policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the funds. Because the funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The funds' procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent Trading Review Committee (comprised of the

THE HARTFORD MUTUAL FUNDS                                                     85

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funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the funds' ability to identify and deter frequent purchases and redemptions of a fund's shares through omnibus accounts is limited, and the funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the funds' shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in a fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the funds' fair value procedures, please refer to "Valuation of Shares."

 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.

 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."

 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.

 SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable fund during any 90 day period for any one account.


86                                                     THE HARTFORD MUTUAL FUNDS

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 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the funds or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the funds on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Except as noted below, dividends from net investment income and capital gains of the funds are normally declared and paid annually. Dividends from the net investment income of Target Retirement 2010 Fund and Target Retirement 2020 Fund are declared and paid quarterly. Dividends from the net investment income of Retirement Income Fund are declared and paid monthly. Notwithstanding the foregoing, in order to accommodate adjustments in asset allocations made by the Retirement Income Fund, Target Retirement 2010 Fund, Target Retirement 2020 Fund and Target Retirement 2030 Fund as the mix of Underlying Funds in each of these funds changes over time, each of these funds reserves the right to change its dividend distribution policy at the discretion of each of these funds' Board of Directors. Unless shareholders specify otherwise, all dividends and distributions received from a fund are automatically reinvested in additional full or fractional shares of that fund.

If you elect to receive monthly/quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the same fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower

THE HARTFORD MUTUAL FUNDS                                                     87

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--------------------------------------------------------------------------------


tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received by a fund from an Underlying Fund generally will be treated as ordinary income of the fund if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by a fund as long-term capital gains. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

A fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to a fund.

A fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from a fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a fund.

 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and

88                                                     THE HARTFORD MUTUAL FUNDS

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you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the funds will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the funds' records. The consolidation of these mailings, called householding, benefits the funds through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.


THE HARTFORD MUTUAL FUNDS                                                     89

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for each fund is intended to help you understand the fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007, October 31, 2006 and October 31, 2005, has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


90                                                     THE HARTFORD MUTUAL FUNDS

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

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA (a) --
                 ------------------------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD RETIREMENT INCOME FUND(G)
  For the Year Ended October 31, 2007
  Class A......     9.59       0.33         --         0.51         0.84       (0.34)         --              --          (0.34)
  Class B......     9.59       0.25         --         0.53         0.78       (0.27)         --              --          (0.27)
  Class C......     9.61       0.26         --         0.51         0.77       (0.27)         --              --          (0.27)
  For the Year Ended October 31, 2006
  Class A......     9.87       0.62         --        (0.15)        0.47       (0.75)         --              --          (0.75)
  Class B......     9.87       0.63         --        (0.24)        0.39       (0.67)         --              --          (0.67)
  Class C......     9.87       0.63         --        (0.22)        0.41       (0.67)         --              --          (0.67)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A......    10.00       0.02         --        (0.14)       (0.12)      (0.01)         --              --          (0.01)
  Class B......    10.00       0.01         --        (0.14)       (0.13)         --          --              --             --
  Class C......    10.00       0.01         --        (0.14)       (0.13)         --          --              --             --
THE HARTFORD TARGET RETIREMENT 2010 FUND(G)
  For the Year Ended October 31, 2007
  Class A......     9.65       0.28         --         1.01         1.29       (0.28)         --              --          (0.28)
  Class B......     9.65       0.21         --         0.99         1.20       (0.21)         --              --          (0.21)
  Class C......     9.64       0.21         --         1.00         1.21       (0.21)         --              --          (0.21)
  For the Year Ended October 31, 2006
  Class A......     9.82       0.47         --         0.22         0.69       (0.50)         --           (0.36)         (0.86)
  Class B......     9.82       0.34         --         0.27         0.61       (0.42)         --           (0.36)         (0.78)
  Class C......     9.82       0.40         --         0.21         0.61       (0.43)         --           (0.36)         (0.79)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A......    10.00       0.02         --        (0.20)       (0.18)         --          --              --             --
  Class B......    10.00       0.01         --        (0.19)       (0.18)         --          --              --             --
  Class C......    10.00       0.01         --        (0.19)       (0.18)         --          --              --             --
                 -- SELECTED PER-SHARE
                      DATA (a) --
                 ---------------------
                     NET
                  INCREASE
                 (DECREASE)  NET ASSET
                   IN NET     VALUE AT
                    ASSET      END OF
                    VALUE      PERIOD
                 ----------  ---------
THE HARTFORD RETIREMENT INCOME FUND(G)
  For the Year Ended October 31, 2007
  Class A......      0.50      10.09
  Class B......      0.51      10.10
  Class C......      0.50      10.11
  For the Year Ended October 31, 2006
  Class A......     (0.28)      9.59
  Class B......     (0.28)      9.59
  Class C......     (0.26)      9.61
  From (commencement of operations)
     September 30, 2005, through
     October 31, 2005
  Class A......     (0.13)      9.87
  Class B......     (0.13)      9.87
  Class C......     (0.13)      9.87
THE HARTFORD TARGET RETIREMENT 2010
  FUND(G)
  For the Year Ended October 31, 2007
  Class A......      1.01      10.66
  Class B......      0.99      10.64
  Class C......      1.00      10.64
  For the Year Ended October 31, 2006
  Class A......     (0.17)      9.65
  Class B......     (0.17)      9.65
  Class C......     (0.18)      9.64
  From (commencement of operations)
     September 30, 2005, through
     October 31, 2005
  Class A......     (0.18)      9.82
  Class B......     (0.18)      9.82
  Class C......     (0.18)      9.82




92                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                 -- RATIOS AND SUPPLEMENTAL DATA --
----------------------------------------------------------------------------------------------------

                                  RATIO OF        RATIO OF        RATIO OF
                                  EXPENSES        EXPENSES        EXPENSES
                                 TO AVERAGE      TO AVERAGE      TO AVERAGE
                                 NET ASSETS      NET ASSETS      NET ASSETS
                                   BEFORE           AFTER           AFTER       RATIO OF
                                 WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                   NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                     AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(b)      (000'S)     EXPENSE (d)     EXPENSE (d)     EXPENSE (d)   NET ASSETS   RATE (c)
      ---------    ----------  --------------  --------------  --------------  ----------  ---------


         8.92         3,016          4.33           0.48            0.48          3.12         78
         8.21           216          5.14           1.23            1.23          2.55         --
         8.09           244          5.18           1.23            1.23          2.61         --

         5.03           420         16.84           0.54            0.54          2.54         37
         4.21           173         17.64           1.30            1.30          1.89         --
         4.42           161         17.64           1.30            1.30          1.88         --

        (1.22)(f)        47          0.63(e)        0.53(e)         0.53(e)       4.08(e)      83
        (1.29)(f)        10          1.36(e)        1.26(e)         1.26(e)       1.76(e)      --
        (1.29)(f)        10          1.36(e)        1.26(e)         1.26(e)       1.76(e)      --


        13.55         7,547          1.81           0.50            0.50          2.46         56
        12.61           533          2.66           1.25            1.25          1.91         --
        12.68           743          2.59           1.25            1.25          2.08         --

         7.43         1,618          8.32           0.54            0.54          2.01         10
         6.58           226          9.17           1.29            1.29          1.24         --
         6.53           475          9.13           1.30            1.30          1.63         --

        (1.80)(f)        11          0.65(e)        0.49(e)         0.49(e)       2.53(e)      12
        (1.80)(f)        10          1.41(e)        1.26(e)         1.26(e)       1.61(e)      --
        (1.80)(f)        10          1.41(e)        1.27(e)         1.27(e)       1.60(e)      --




THE HARTFORD MUTUAL FUNDS                                                     93

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                          -- SELECTED PER-SHARE DATA (a) --
                 ------------------------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM          TOTAL
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL     DISTRIBUTIONS
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------  -------------
THE HARTFORD TARGET RETIREMENT 2020 FUND(G)
  For the Year Ended October 31, 2007
  Class A......    10.43        0.24        --         1.29         1.53       (0.24)       (0.04)            --          (0.28)
  Class B......    10.42        0.18        --         1.27         1.45       (0.15)       (0.04)            --          (0.19)
  Class C......    10.42        0.17        --         1.28         1.45       (0.16)       (0.04)            --          (0.20)
  For the Year Ended October 31, 2006(h)
  Class A......     9.79        0.13        --         0.86         0.99       (0.35)          --             --          (0.35)
  Class B......     9.78        0.04        --         0.88         0.92       (0.28)          --             --          (0.28)
  Class C......     9.78        0.04        --         0.88         0.92       (0.28)          --             --          (0.28)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A......    10.00        0.01        --        (0.22)       (0.21)         --           --             --             --
  Class B......    10.00        0.01        --        (0.23)       (0.22)         --           --             --             --
  Class C......    10.00        0.01        --        (0.23)       (0.22)         --           --             --             --
THE HARTFORD TARGET RETIREMENT 2030 FUND(G)
  For the Year Ended October 31, 2007
  Class A......     9.36        0.15        --         1.55         1.70       (0.13)       (0.01)            --          (0.14)
  Class B......     9.36        0.08        --         1.55         1.63       (0.08)       (0.01)            --          (0.09)
  Class C......     9.37        0.07        --         1.55         1.62       (0.09)       (0.01)            --          (0.10)
  For the Year Ended October 31, 2006(h)
  Class A......     9.75        0.03        --         0.87         0.90       (0.49)          --          (0.80)         (1.29)
  Class B......     9.74       (0.02)       --         0.86         0.84       (0.42)          --          (0.80)         (1.22)
  Class C......     9.74          --        --         0.85         0.85       (0.42)          --          (0.80)         (1.22)
  From (commencement of operations) September 30, 2005, through October 31, 2005
  Class A......    10.00        0.01        --        (0.26)       (0.25)         --           --             --             --
  Class B......    10.00          --        --        (0.26)       (0.26)         --           --             --             --
  Class C......    10.00          --        --        (0.26)       (0.26)         --           --             --             --
                 -- SELECTED PER-SHARE
                      DATA (a) --
                 ---------------------

                     NET
                  INCREASE
                 (DECREASE)  NET ASSET
                   IN NET     VALUE AT
                    ASSET      END OF
                    VALUE      PERIOD
                 ----------  ---------
THE HARTFORD TARGET RETIREMENT 2020
  FUND(G)
  For the Year Ended October 31, 2007
  Class A......      1.25      11.68
  Class B......      1.26      11.68
  Class C......      1.25      11.67
  For the Year Ended October 31,
     2006(h)
  Class A......      0.64      10.43
  Class B......      0.64      10.42
  Class C......      0.64      10.42
  From (commencement of operations)
     September 30, 2005, through
     October 31, 2005
  Class A......     (0.21)      9.79
  Class B......     (0.22)      9.78
  Class C......     (0.22)      9.78
THE HARTFORD TARGET RETIREMENT 2030
  FUND(G)
  For the Year Ended October 31, 2007
  Class A......      1.56      10.92
  Class B......      1.54      10.90
  Class C......      1.52      10.89
  For the Year Ended October 31,
     2006(h)
  Class A......     (0.39)      9.36
  Class B......     (0.38)      9.36
  Class C......     (0.37)      9.37
  From (commencement of operations)
     September 30, 2005, through
     October 31, 2005
  Class A......     (0.25)      9.75
  Class B......     (0.26)      9.74
  Class C......     (0.26)      9.74



--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 96 for impact on ratios)
(e)    Annualized.
(f)    Not annualized.
(g)    Expense ratios do not include expenses of the underlying funds.
(h) Per share amounts have been calculated using average shares outstanding method.


94                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                  -- RATIOS AND SUPPLEMENTAL DATA --
-----------------------------------------------------------------------------------------------------

                                   RATIO OF        RATIO OF        RATIO OF
                                   EXPENSES        EXPENSES        EXPENSES
                                  TO AVERAGE      TO AVERAGE      TO AVERAGE
                                  NET ASSETS      NET ASSETS      NET ASSETS
                                    BEFORE           AFTER           AFTER       RATIO OF
                                  WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                    NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                      AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
         TOTAL       OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN (B)      (000'S)     EXPENSE (D)     EXPENSE (D)     EXPENSE (D)   NET ASSETS   RATE (C)
      ----------    ----------  --------------  --------------  --------------  ----------  ---------


         14.95        17,710          1.25           0.51            0.51           1.64        16
         14.09           717          2.25           1.26            1.26           1.38        --
         14.10           649          2.07           1.26            1.26           1.47        --

         10.37         2,125          9.85           0.53            0.53           1.35        19
          9.56           291         10.69           1.29            1.29           0.39        --
          9.58           337         10.62           1.30            1.30           0.41        --

         (2.10)(f)       144          0.66(e)        0.51(e)         0.51(e)        2.77(e)     28
         (2.20)(f)        10          1.37(e)        1.25(e)         1.25(e)        0.86(e)     --
         (2.20)(f)        10          1.37(e)        1.26(e)         1.26(e)        0.85(e)     --


         18.34        15,260          1.45           0.54            0.54           0.75        23
         17.53           522          2.58           1.17            1.17           0.83        --
         17.44           405          2.48           1.26            1.26           0.21        --

         10.00         1,857         14.20           0.53            0.53           0.37        19
          9.22           305         15.05           1.24            1.24          (0.28)       --
          9.35            81         15.18           1.10            1.10             --        --

         (2.50)(f)        10          0.69(e)        0.48(e)         0.48(e)        0.76(e)     14
         (2.60)(f)        10          1.39(e)        1.24(e)         1.24(e)          --(e)     --
         (2.60)(f)         9          1.39(e)        1.24(e)         1.24(e)          --(e)     --




THE HARTFORD MUTUAL FUNDS                                                     95

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                      YEAR ENDED          YEAR ENDED
----                                                   OCTOBER 31, 2007    OCTOBER 31, 2006
                                                       ------------------------------------
RETIREMENT INCOME FUND
Class A Shares                                               0.48%               0.54%
Class B Shares                                               1.23%               1.30%
Class C Shares                                               1.23%               1.30%
TARGET RETIREMENT 2010 FUND
Class A Shares                                               0.51%               0.54%
Class B Shares                                               1.26%               1.29%
Class C Shares                                               1.25%               1.30%
TARGET RETIREMENT 2020 FUND
Class A Shares                                               0.52%               0.53%
Class B Shares                                               1.26%               1.29%
Class C Shares                                               1.26%               1.30%
TARGET RETIREMENT 2030 FUND
Class A Shares                                               0.54%               0.53%
Class B Shares                                               1.15%               1.24%
Class C Shares                                               1.25%               1.10%




96                                                     THE HARTFORD MUTUAL FUNDS

FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                            CLASS    FUND      CUSIP
NAME                                       SHARES    CODE      NUMBER     SYMBOL
----                                       ------    ----    ---------    ------
The Hartford Retirement Income Fund        A         1232    416648269    HTRAX
The Hartford Retirement Income Fund        B         1233    416648251    HTGBX
The Hartford Retirement Income Fund        C         1234    416648426    HTRCX
The Hartford Target Retirement 2010 Fund   A         1236    416648392    HTTAX
The Hartford Target Retirement 2010 Fund   B         1237    416648384    HTTBX
The Hartford Target Retirement 2010 Fund   C         1238    416648376    HTTCX
The Hartford Target Retirement 2020 Fund   A         1240    416648350    HTWAX
The Hartford Target Retirement 2020 Fund   B         1241    416648343    HTWBX
The Hartford Target Retirement 2020 Fund   C         1242    416648335    HTWCX
The Hartford Target Retirement 2030 Fund   A         1244    416648319    HTHAX
The Hartford Target Retirement 2030 Fund   B         1245    416648293    HTHBX
The Hartford Target Retirement 2030 Fund   C         1246    416648285    HTHCX




THE HARTFORD MUTUAL FUNDS                                                     97

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds' website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400

 BY PHONE:

1-888-843-7824

 ON THE INTERNET:

www.hartfordinvestor.com


Or you may view or obtain these documents from the SEC:

 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.

 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http:///apps.finra.org/investor_Information/ea/1/mfetf.aspx.

 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589